(2_FIDELITY_LOGOS)FIDELITY'S
TARGETED INTERNATIONAL EQUITY
FUNDS
FIDELITY CANADA FUND
FIDELITY EMERGING MARKETS FUND
FIDELITY EUROPE FUND
FIDELITY EUROPE CAPITAL APPRECIATION FUND
FIDELITY FRANCE FUND*
FIDELITY GERMANY FUND*
FIDELITY HONG KONG AND CHINA FUND*
FIDELITY JAPAN FUND
FIDELITY JAPAN SMALL COMPANIES FUND*
FIDELITY LATIN AMERICA FUND
FIDELITY NORDIC FUND*
FIDELITY PACIFIC BASIN FUND
FIDELITY SOUTHEAST ASIA FUND
FIDELITY UNITED KINGDOM FUND*
ANNUAL REPORT
FOR THE YEAR ENDING
OCTOBER 31, 1995
AND
PROSPECTUS
DATED DECEMBER 30, 1995
* Prospectus only
CONTENTS



MARKET RECAP                               A-4    A REVIEW OF WHAT HAPPENED IN WORLD
                                                  MARKETS DURING THE LAST YEAR

CANADA FUND                                       PERFORMANCE
                                           A-6    FUND TALK: THE MANAGER'S OVERVIEW
                                                  INVESTMENT CHANGES
                                           A-9    INVESTMENTS
                                           A-12   FINANCIAL STATEMENTS

EMERGING MARKETS FUND                             PERFORMANCE
                                           A-15   FUND TALK: THE MANAGER'S OVERVIEW
                                                  INVESTMENT CHANGES
                                           A-18   INVESTMENTS
                                           A-24   FINANCIAL STATEMENTS

EUROPE FUND                                       PERFORMANCE
                                           A-27   FUND TALK: THE MANAGER'S OVERVIEW
                                                  INVESTMENT CHANGES
                                           A-30   INVESTMENTS
                                           A-33   FINANCIAL STATEMENTS

EUROPE CAPITAL APPRECIATION FUND                  PERFORMANCE
                                           A-36   FUND TALK: THE MANAGER'S OVERVIEW
                                                  INVESTMENT CHANGES
                                           A-39   INVESTMENTS
                                           A-41   FINANCIAL STATEMENTS

JAPAN FUND                                        PERFORMANCE
                                           A-44   FUND TALK: THE MANAGER'S OVERVIEW
                                                  INVESTMENT CHANGES
                                           A-47   INVESTMENTS
                                           A-50   FINANCIAL STATEMENTS

LATIN AMERICA FUND                         A-52   PERFORMANCE
                                           A-53   FUND TALK: THE MANAGER'S OVERVIEW
                                           A-55   INVESTMENT CHANGES
                                           A-56   INVESTMENTS
                                           A-59   FINANCIAL STATEMENTS

PACIFIC BASIN FUND                                PERFORMANCE
                                           A-62   FUND TALK: THE MANAGER'S OVERVIEW
                                                  INVESTMENT CHANGES
                                           A-65   INVESTMENTS
                                           A-70   FINANCIAL STATEMENTS

SOUTHEAST ASIA FUND                               PERFORMANCE
                                           A-73   FUND TALK: THE MANAGER'S OVERVIEW
                                                  INVESTMENT CHANGES
                                           A-76   INVESTMENTS
                                           A-79   FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS              A-81   NOTES TO THE FINANCIAL STATEMENTS

REPORTS OF INDEPENDENT ACCOUNTANTS         A-85   THE AUDITORS' OPINION / COOPERS & LYBRAND L.L.P.
                                           A-86   THE AUDITORS' OPINION / PRICE WATERHOUSE LLP

FIDELITY'S TARGETED INTERNATIONAL EQUITY
FUNDS PROSPECTUS                           P-1


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
MARKET RECAP


Overseas stock markets have not turned in the same strong performance that the U.S. market has in 1995. Slow growth, a string of negative events in Japan, and Mexico's currency crisis in late 1994 helped spark a flight of capital to the U.S., in spite of positive news regarding interest rate declines in many markets. For the 12 months ended October 31, 1995, the Morgan Stanley EAFE Index - which measures stock performance in Europe, Australia and the Far East - had a total return of -0.37%.
EUROPE: European markets produced fairly strong results. The Morgan Stanley Europe Index rose 13.21% during the 12 months ended October 31. The economic recovery in many European economies stalled in 1995, despite interest rate declines. Strong dollar-based returns in Switzerland were bolstered by the strength of the Swiss franc, as well as the solid performance of insurance companies and consumer nondurable stocks, such as pharmaceuticals. Strong performances by the Finnish and Swedish markets also were marked by a lack of breadth, as large-capitalization stocks that make up significant portions of local indexes posted strong returns. Italy and Austria produced negative returns; Norway fared a bit better; Belgium, Denmark, Germany, Ireland, the Netherlands, Spain and the United Kingdom posted solid, double-digit returns.
JAPAN AND THE FAR EAST: Japan's stock market continued to struggle in 1995 as the country's economy stalled. According to Morgan Stanley Capital International, Japanese stocks fell 13.1% in U.S. dollars over the 12 months ended October 31. The drop was due to a number of factors that affected investor sentiment: the Barings debacle, the Kobe earthquake, the subway nerve gas attack, the strength of the yen versus other currencies, a lack of consumer confidence, political and banking scandals, and a weakening economy. A lack of foreign capital exacerbated the issue. The Morgan Stanley Far East ex-Japan Free Index - a measure of Far East markets excluding Japan - fell 7.54% during the period, in spite of strong returns in Hong Kong. A lack of investor interest, slowing economies and fears of interest rate increases spurred weakness in the Far East.
EMERGING MARKETS: Emerging markets struggled in 1995, hurt by the flight of capital to the U.S. The Morgan Stanley Emerging Markets Free Index had a total return of -19.43% for the 12 months ended October 31. Rising interest rates in late 1994 and early 1995, as well as Mexico's peso devaluation in December 1994, contributed significantly to this exodus. While interest rates have declined in the U.S., they have not in Southeast Asia, adding to mounting trade deficits and making it more expensive for companies to borrow. Except for Peru and Venezuela, returns across Latin America were negative, even though Brazil and Chile took steps to alleviate inflation, increase savings, raise foreign exchange reserves and improve economic growth. The top performing markets through October 1995 were Turkey, Greece and South Africa. Other emerging markets making positive gains in 1995 included Israel and Jordan.
U.S. AND CANADA: Strong corporate earnings and a favorable interest rate environment helped the U.S. stock market post robust returns during the period. The Standard & Poor's Composite Index of 500 Stocks was up 26.44% - well above its historical annual average of roughly 12%. With inflation posing little threat, interest rates fell during the first half of 1995. Technology companies - whose goods and services benefited from both corporate and consumer demand - posted the strongest earnings growth and stock price gains. Canadian stocks did not perform as well over the past 12 months. Stocks included in the Toronto Stock Exchange 300 Index returned 7.07% for the period.
BONDS: Many global bond markets turned in strong performances during the 12 months ended October 31, 1995, sparked by declines in interest rates. In the U.S., yields fell - and prices rose - on most fixed-income investments. Indications of a slowing U.S. economy and a relative absence of inflation pressures helped to push interest rates down. In an effort to thwart the possibility of a recession, the Federal Reserve Board lowered U.S. short-term interest rates in July, after raising them seven successive times in 1994 and early 1995. Slowing economies in developed countries also helped push interest rates down. For the 12 months ended October 31, 1995, the Salomon Brothers Non-U.S. World Government Bond Index - which tracks the performance of government bonds in 13 developed countries excluding the U.S. - had a total return of 15.19%. That nearly matched the Lehman Brothers Government Bond Index - a broad measure of taxable bonds in the U.S. market - which returned 15.38%. For the same period, the J.P. Morgan Emerging Markets Bond Index had a total return of 8.01%.

 S&P 500 EAFE
 * YEAR TO DATE THROUGH OCTOBER 31, 1995.
Row: 1, Col: 1, Value: 22.38
Row: 1, Col: 2, Value: 23.69
Row: 2, Col: 1, Value: 6.1
Row: 2, Col: 2, Value: 7.38
Row: 3, Col: 1, Value: 31.57
Row: 3, Col: 2, Value: 56.16
Row: 4, Col: 1, Value: 18.56
Row: 4, Col: 2, Value: 69.44000000000001
Row: 5, Col: 1, Value: 5.1
Row: 5, Col: 2, Value: 24.63
Row: 6, Col: 1, Value: 16.61
Row: 6, Col: 2, Value: 28.27
Row: 7, Col: 1, Value: 31.69
Row: 7, Col: 2, Value: 10.53
Row: 8, Col: 1, Value: -3.1
Row: 8, Col: 2, Value: -23.45
Row: 9, Col: 1, Value: 30.47
Row: 9, Col: 2, Value: 12.13
Row: 10, Col: 1, Value: 7.619999999999999
Row: 10, Col: 2, Value: -12.17
Row: 11, Col: 1, Value: 10.08
Row: 11, Col: 2, Value: 32.56
Row: 12, Col: 1, Value: -2.56
Row: 12, Col: 2, Value: 7.89
Row: 13, Col: 1, Value: 29.3
Row: 13, Col: 2, Value: 4.01
%
CANADA
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value). The fund has a 3% sales charge.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                          PAST 1   PAST 5   LIFE OF
OCTOBER 31, 1995                       YEAR     YEARS    FUND

CANADA                                 2.22%    47.44%   113.81%

CANADA (INCL. 3% SALES CHARGE)         -0.85%   43.02%   107.40%

TSE 300 (Toronto Stock
 Exchange 300) Index                   7.07%    45.64%   90.40%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years, or since the fund started on November 17, 1987. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Toronto Stock Exchange (TSE) 300 index - a broad measure of the performance of the Canadian stock market. This index includes reinvested dividends and capital gains, if any, and excludes the effects of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                    PAST 1   PAST 5   LIFE OF
OCTOBER 31, 1995                 YEAR     YEARS    FUND

CANADA                           2.22%    8.07%    10.01%

CANADA (INCL. 3% SALES CHARGE)   -0.85%   7.42%    9.59%

TSE 300 (Toronto Stock
 Exchange 300) Index             7.07%    7.81%    8.42%

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
              Canada (309Toronto Stoc
     11/17/87    9700.00    10000.00
     11/30/87    9767.90    10153.53
     12/31/87   10446.90    10895.36
     01/31/88   10340.20    10759.36
     02/29/88   11048.30    11447.90
     03/31/88   11737.00    12111.13
     04/30/88   12008.60    12268.35
     05/31/88   11436.30    11947.11
     06/30/88   12319.00    12906.84
     07/31/88   12144.40    12762.32
     08/31/88   11562.40    12139.94
     09/30/88   11804.90    12401.15
     10/31/88   12357.80    12753.48
     11/30/88   12212.30    12830.11
     12/31/88   12480.81    13188.28
     01/31/89   13422.57    14213.27
     02/28/89   13045.87    13881.50
     03/31/89   13263.96    14027.96
     04/30/89   13531.62    14346.43
     05/31/89   13987.63    14383.31
     06/30/89   14661.73    14845.75
     07/31/89   15553.93    15890.01
     08/31/89   15633.23    16147.42
     09/30/89   15534.10    15922.92
     10/31/89   15316.01    15949.98
     11/30/89   15405.23    16197.04
     12/31/89   15849.10    16474.68
     01/31/90   14563.76    15023.40
     02/28/90   14646.68    14920.74
     03/31/90   14895.46    15084.12
     04/30/90   14180.23    13930.65
     05/31/90   15113.14    14884.87
     06/30/90   15465.57    14908.13
     07/31/90   15589.96    15161.03
     08/31/90   14688.15    14235.18
     09/30/90   14449.74    13514.44
     10/31/90   14066.21    13073.85
     11/30/90   14522.30    13439.96
     12/31/90   14978.60    14019.82
     01/31/91   15045.02    14077.13
     02/28/91   16428.85    15100.37
     03/31/91   17148.44    15213.01
     04/30/91   17281.29    15194.26
     05/31/91   18045.17    15713.88
     06/30/91   18067.31    15474.06
     07/31/91   18011.95    15696.55
     08/31/91   17856.97    15774.78
     09/30/91   17259.15    15380.42
     10/31/91   18023.03    16117.15
     11/30/91   17347.72    15691.20
     12/31/91   17627.42    15764.11
     01/31/92   17945.14    15903.64
     02/29/92   18051.04    15778.39
     03/31/92   17545.05    15003.00
     04/30/92   17333.24    14750.06
     05/31/92   17486.21    14781.51
     06/30/92   17392.07    14899.21
     07/31/92   17839.23    15353.94
     08/31/92   17568.58    15073.09
     09/30/92   16815.48    14065.44
     10/31/92   16744.87    14331.45
     11/30/92   16697.80    13610.56
     12/31/92   17121.47    14127.27
     01/31/93   17027.21    13986.24
     02/28/93   18087.72    14844.82
     03/31/93   19077.54    15446.95
     04/30/93   19572.45    16106.36
     05/31/93   19843.47    16559.37
     06/30/93   20856.85    16822.63
     07/31/93   20102.71    16806.78
     08/31/93   20609.40    17107.05
     09/30/93   19596.02    16373.43
     10/31/93   20998.26    17654.85
     11/30/93   20515.13    17182.05
     12/31/93   21482.47    18005.65
     01/31/94   22427.27    18880.15
     02/28/94   21470.66    18093.83
     03/31/94   20679.39    17332.87
     04/30/94   20525.86    17106.99
     05/31/94   20620.34    17383.62
     06/30/94   19486.57    16219.73
     07/31/94   19864.49    16810.87
     08/31/94   20608.53    17737.69
     09/30/94   20714.82    18158.66
     10/31/94   20289.65    17783.29
     11/30/94   18813.40    16716.54
     12/31/94   18907.95    16946.85
     01/31/95   17584.40    16109.65
     02/28/95   18305.26    16775.46
     03/31/95   19451.56    17486.08
     04/30/95   20042.43    17912.15
     05/31/95   20668.76    18470.49
     06/30/95   20952.38    18822.99
     07/31/95   21673.24    19330.28
     08/31/95   21401.44    19231.88
     09/30/95   21708.69    19371.75
     10/31/95   20739.66    19040.25

Let's say you invested $10,000 in Fidelity Canada Fund on November 17, 1987, when the fund started, and paid the 3% sales charge. By October 31, 1995, the value of your investment would have grown to $20,740 - a 107.40% increase on your initial investment. That compares to $10,000 invested in the Toronto Stock Exchange (TSE) 300 index, which would have grown to $19,040 over the same period - a 90.40% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
CANADA
FUND TALK: THE MANAGER'S OVERVIEW



An interview with George Domolky, Portfolio Manager of Fidelity Canada Fund
Q. HOW DID THE FUND PERFORM, GEORGE?
A. For the 12 months ended October 31, 1995, the fund had a 2.22% return. That lagged the Toronto Stock Exchange (TSE) 300 index's 7.07% return.
Q. WHAT MADE THE PAST YEAR SO TOUGH ON CANADIAN STOCKS?
A. Throughout the past year, the Canadian equity markets experienced a fair amount of turbulence as the threat of a Quebec separation cast a pall over the country's investment picture. This, coupled with a slowdown in the economic growth rate of the United States - Canada's largest trading partner - and a weak Canadian dollar, caused further uncertainty. The fact that North American inflation rates were at historical lows, hovering around 2 percent, was also a negative factor. That's because natural resources, which represent the majority of the Canadian market, tend to be better when inflation picks up and lag when inflation stays low.
Q. WHAT CAUSED THE FUND TO LAG THE RETURNS OF THE BROAD MARKET?
A. The fund was heavily weighted in energy, gold, and base metals, all of which suffered from the above and other factors.
Q. LET'S TAKE THESE INDUSTRIES ONE AT A TIME, STARTING WITH ENERGY.
A. Generally speaking, energy prices have been languishing for more than a year. An abundant supply and an unusually warm 1994-95 winter depressed prices of both natural gas and oil. While the price of natural gas picked up a bit during a brief period in the spring, it more or less decreased during the first three quarters of 1995. Excess supply resulting from the warmer-than-normal winter led to a build-up of natural gas inventories. At the same time, drilling was strong. New supply and excess inventory kept natural gas prices low. Meanwhile, oil suffered from the fact that worldwide economic growth began to moderate. Looking ahead, the supply and demand fundamentals could turn more favorable for both fuels. A normal winter could be enough to bring down supplies and send natural gas prices higher. At the same time, oil prices seem to be firming as OPEC nations exercise restraint in maintaining their production quotas. For those reasons, the fund is currently heavily weighted in the energy sector.
Q. LOOKING AT GOLD, HOW DID THIS SECTOR FARE?
A. Throughout the year, gold had a tough time breaking through the $400-an-ounce barrier, trading in a narrow range between $365 and $400 per ounce. Gold was unable to break out of that range mainly because of central bank selling and producer forward selling whenever the cash price approached $400 an ounce. Historically, the fortunes of gold have been closely tied to fears of inflation; when inflation is on the rise, so is the price of gold. That's because gold acts mainly as a hedge against inflation. But going forward, I think that the price of gold will be determined more by supply and demand fundamentals. The eventual disparity between supply and demand in favor of demand could boost gold past the $400 mark. That's why I continued to favor gold stocks like Barrick Gold. Recently it had impressive exploration successes in Nevada.
Q. WHAT ABOUT THE BASE METAL STOCKS?
A. The fund continues to have a relatively large weighting in these stocks, with large holdings in Alcan Aluminum and Noranda. Base metals - aluminum, copper, nickel, and zinc - started out the year well when world economies were in an expansionary phase and the demand for these metals increased as inventories were depleted. As world economic growth moved toward a more moderate pace, base metal prices, and base metal stocks, moderated as well. I anticipate that the demand for base metals - especially nickel and aluminum - could increase if the world economies pick up again. Since supply for these metals is relatively tight, that should be a positive for the sector.
Q. WHICH STOCKS WERE STRONG CONTRIBUTORS TO THE FUND'S PERFORMANCE?
A. Canadian Pacific (CP) Limited, proved to be a good turnaround story and one of the fund's leading performers during the past six months. In my view, the privatization of Canadian national railroads should continue to help the profitability of the country's railroad industry in general. Two of Canada's leading mutual fund companies, Trimark Financial Group and MacKenzie Financial Corp., were up significantly during the past six months. In my opinion, the Canadian mutual fund industry is just at the initial stages of a long growth period.
Q. WHERE ARE YOU FINDING OPPORTUNITIES?
A. Technology companies like Rand Technology is one recent addition to the fund. I believe this company is attractive because it offers relatively high rates of earnings growth and solid prospects.
Q. WHAT'S YOUR OUTLOOK FOR THE CANADIAN STOCK MARKET?
A. The threat that Quebec would separate from Canada has been an overwhelmingly negative backdrop for the country's equity markets. Now that the Quebec secession referendum is behind us, at least for the time being, investor jitters appear to have subsided. I believe we'll see a more orderly equity market driven by fundamentals and earnings growth next year. Many Canadian stocks are undervalued, in my view, relative to similar markets. That relative value could attract more investors to the country. I believe that the fund is very well positioned to take advantage of an eventual pickup in the North American economies, which I anticipate for the second half of 1996, and a continuing low interest rate environment.

FUND FACTS
GOAL: to increase the value of the fund's shares by investing mainly in equity securities of Canadian issuers
START DATE: November 17, 1987
SIZE: as of October 31, 1995, more than
$326 million
MANAGER: George Domolky, since the fund's inception in 1987; manager, Fidelity Select
Food and Agriculture Portfolio, 1985-1987;
assistant, Fidelity Magellan Fund, 1983-1986;
joined Fidelity in 1981
(checkmark)
GEORGE DOMOLKY'S OUTLOOK FOR CANADIAN ECONOMY:
"Growth in the domestic Canadian economy was projected to be about 2.3% for 1995, one of the strongest among the G-7 nations, and a reasonable
GDP growth rate of 2.8% was projected for 1996.
The federal provincial governments have started a program of balancing budgets and curtailing entitlements. This should have a positive effect on interest rates and the Canadian dollar."
(solid bullet)  Energy (28.1%), Basic Industries (16.9%) and
Precious Metals (9.2%) were the top three market sectors represented in the Canada Fund as of October 31, 1995. They accounted for more than 54.2 of the fund's investments.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.
CANADA
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION
AS OF OCTOBER 31, 1995

United States 8.5%
Row: 1, Col: 1, Value: 8.1
Row: 1, Col: 2, Value: 91.90000000000001
Canada 91.5%
AS OF APRIL 30, 1995
United States 14.4%
Row: 1, Col: 1, Value: 14.4
Row: 1, Col: 2, Value: 85.59999999999999
Canada  85.6%
ASSET ALLOCATION
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO


Stocks                   96.8          95.9

Bonds                    0.9           0.5

Short-term investments   2.3           3.6

TOP TEN STOCKS
                                  % OF FUND'S   % OF FUND'S
                                  INVESTMENTS   INVESTMENTS
                                                6 MONTHS AGO

Renaissance Energy Ltd.           6.4           4.6
(Oil & Gas)

Noranda, Inc.                     4.6           3.2
(Metals & Mining)

Canadian Pacific Ltd. Ord.        3.9           5.7
(Railroads)

Pancanadian Petroleum Ltd.        3.8           2.2
(Oil & Gas)

Alcan Aluminium Ltd.              3.7           5.5
(Metals & Mining)

BCE Mobile Communications, Inc.   3.5           0.4
(Cellular)

Northstar Energy Corp.            2.9           1.3
(Oil & Gas)

Canadian Natural Resources Ltd.   2.8           2.7
(Oil & Gas)

Torstar Corp. Class B             2.8           2.3
(Publishing)

Seagram Co. Ltd.                  2.7           0.0
(Beverages)

TOP TEN MARKET SECTORS
                                   % OF FUND'S    % OF FUND'S
                                   INVESTMENTS    INVESTMENTS
                                                  6 MONTHS AGO

Energy                             28.1           26.1

Basic Industries                   16.9           15.7

Precious Metals                    9.2            13.7

Finance                            8.6            8.8

Transportation                     5.5            5.7

Nondurables                        5.2            4.9

Industrial Machinery & Equipment   4.2            2.8

Conglomerates                      3.8            1.4

Media & Leisure                    3.7            4.9

Utilities                          3.5            3.0


CANADA
INVESTMENTS OCTOBER 31, 1995

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 96.6%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 0.4%
CAE, Inc.   180,000 $ 1,271,848
BASIC INDUSTRIES - 16.9%
CHEMICALS & PLASTICS - 1.8%
Betz Laboratories, Inc.   4,100  165,025
Dupont Canada Inc. Class A, Series 1  56,700  859,251
Engelhard Corp.   34,300  853,213
Intertape Polymer Group, Inc.   100,500  2,933,897
Maax, Inc. (a)  81,200  535,999
  5,347,385
IRON & STEEL - 1.3%
Linamar Corp.   218,700  3,415,917
Samuel Manu-Tech, Inc.   50,000  418,371
  3,834,288
METALS & MINING - 12.4%
Alcan Aluminium Ltd.   342,106  10,845,867
Bre-X Minerals Ltd.   10,000  342,927
Cominco Ltd. (a)  80,600  1,543,659
Falconbridge Ltd.   196,000  4,318,706
Falconbridge Ltd. first installment receipts (e)  15,400  143,454
Inco Ltd.   174,022  5,986,253
Noranda, Inc.   675,744  13,507,341
  36,688,207
PAPER & FOREST PRODUCTS - 1.4%
Merfin Hygenic Products Ltd.   436,200  1,906,043
Riverside Forest Products  124,400  1,688,583
St. Laurent Paperboard, Inc.   38,300  551,925
  4,146,551
TOTAL BASIC INDUSTRIES   50,016,431
CONGLOMERATES - 3.8%
Brascan Ltd. Class A  418,000  6,528,821
Suncor, Inc. first Installment receipts (g)  390,000  4,894,942
  11,423,763
CONSTRUCTION & REAL ESTATE - 1.1%
REAL ESTATE INVESTMENT TRUSTS - 1.1%
Trizec Ltd. (a)  415,000  3,009,483
Trizec  Ltd. Class A (warrants) (a)  100,000  185,943
  3,195,426
DURABLES - 1.3%
AUTOS, TIRES, & ACCESSORIES - 1.0%
Magna International, Inc. Class A  70,700  3,076,199
UAP, Inc. Class A  50  581
  3,076,780
CONSUMER DURABLES - 0.3%
Unican Security Systems Ltd. Class B  45,000  920,417
TOTAL DURABLES   3,997,197
ENERGY - 28.1%
ENERGY SERVICES - 2.7%
Enserv Corp. (a)  94,700  757,177
Nowsco Well Service Ltd.   547,400  6,514,243
Precision Drilling Class A (a)  53,900  631,406
Veritas Energy Service, Inc. (a)  40,000  193,380
  8,096,206
OIL & GAS - 25.4%
Barrett Resources Corp. (a)  84,700  1,969,275
Barrington Petroleum Ltd. (a)  161,500  354,351

 SHARES VALUE (NOTE 1)
Blue Range Resource Corp. Class A (a)  46,900 $ 322,666
Blue Range Resource Corp.
 Class A (a)(b)  60,000  412,793
Canadian Natural Resources Ltd. (a)  713,600  8,425,732
Canada Occidental Petroleum Ltd.   54,000  1,586,463
Conwest Exploration Ltd.   53,200  934,808
Ensign Resource Service Group Ord.   68,100  240,591
Excel Energy, Inc. (warrants) (a)  25,000  186
Global Natural Resources, Inc. (a)  40,000  400,000
Inverness Petroleum Ltd. (a)  58,400  233,470
Morgan Hydrocarbons, Inc. (a)  347,000  1,032,354
Morrison Petroleums Ltd.   285,800  1,514,559
Newfield Exploration Co. (a)  70,400  2,076,800
Northstar Energy Corp. (a)  1,046,900  8,467,860
Pancanadian Petroleum Ltd.   341,000  11,413,165
Pan East Petroleum Corp., Inc. (a)  200,000  520,640
Paramount Resources Ltd.   331,400  3,142,692
Petro-Canada first installment receipts (a)(f)  74,000  357,754
Pinnacle Resources Ltd. (a)  50,000  548,531
Poco Petroleums Ltd. (a)  190,000  1,218,855
Renaissance Energy Ltd. (a)  856,022  18,861,772
Renaissance Energy Ltd. (a)(b)  15,000  330,513
Richland Petroleum Corp. Class A (a)  10,000  50,205
Rio Alto Exploration Ltd. (a)  715,300  2,101,476
Rio Alto Exploration Ltd. (a)(b)  11,000  32,317
Summit Resources Ltd.   168,300  1,079,649
Talisman Energy, Inc. (a)  85,000  1,533,098
Tarragon Oil & Gas Ltd. (a)  521,500  4,460,580
Tri Link Resources Ltd. Class A (a)  84,900  820,900
Ulster Petroleums Ltd. (a)  256,600  906,545
  75,350,600
TOTAL ENERGY   83,446,806
FINANCE - 8.4%
CREDIT & OTHER FINANCE - 3.1%
Power Corporation of Canada  90,000  1,363,890
Trimark Financial Corp.   290,200  7,824,284
  9,188,174
SECURITIES INDUSTRY - 5.3%
First Marathon, Inc. Class A (non-vtg.)  176,900  1,809,130
Investors Group, Inc.   450,000  5,731,685
Mackenzie Financial Corp.   652,900  5,705,894
Pioneer Group, Inc.   84,500  2,218,125
Power Financial Corp.   18,100  410,599
  15,875,433
TOTAL FINANCE   25,063,607
INDUSTRIAL MACHINERY & EQUIPMENT - 4.2%
ELECTRICAL EQUIPMENT - 0.9%
Leitch Technology (a)  149,800  2,729,713
INDUSTRIAL MACHINERY & EQUIPMENT - 3.3%
ATS Automation  800  11,589
Enerflex Systems Ltd.   15,000  193,845
Exco Technologies Ltd. (a)(d)  977,800  6,636,240
Osmonics, Inc. (a)  47,400  805,800
Trojan Technologies Corp. (a)  290,400  1,619,933
Valmont Industries, Inc.   18,700  458,150
  9,725,557
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   12,455,270
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
MEDIA & LEISURE - 3.7%
BROADCASTING - 0.5%
Cogeco, Inc.   65,000 $ 338,416
Shaw Cablesystems Ltd. Class B (b)  193,500  953,468
Videotron Group Ltd.   36,800  273,708
  1,565,592
PUBLISHING - 3.2%
Thomson Corp.   93,198  1,256,388
Torstar Corp. Class B  509,000  8,186,779
  9,443,167
TOTAL MEDIA & LEISURE   11,008,759
NONDURABLES - 5.2%
AGRICULTURE - 0.0%
DEKALB Genetics Corp. Class B  900  38,475
BEVERAGES - 2.7%
Seagram Co. Ltd.   220,000  7,976,943
FOODS - 2.5%
Corporate Foods Ltd.   45,300  496,969
GoodMark Foods, Inc.   70,300  1,300,550
RalCorp Holdings, Inc. (a)  14,000  322,000
Tootsie Roll Industries, Inc.   82,682  2,986,887
Weston George Ltd.   65,000  2,175,530
  7,281,936
TOTAL NONDURABLES   15,297,354
PRECIOUS METALS - 9.1%
Agnico Eagle Mines Ltd.   364,200  4,029,360
Barrick Gold Corp.   272,400  6,331,350
Battle Mountain Gold Co.   37,500  285,938
Euro-Nevada Mining Corp.   105,400  3,488,509
Franco Nevada Mining Corp.   45,600  2,475,865
Greenstone Resources Ltd. (a)  50,000  120,863
Kinross Gold Corp. (a)  457,000  3,399,033
Newmont Mining Corp.   60,000  2,265,000
Pan American Silver Corp. (a)  79,600  525,437
Placer Dome, Inc.   140,000  3,071,774
Prime Resources Group, Inc. (a)  95,300  691,093
Rayrock Yellowknife Resources, Inc. (a)  46,200  343,622
  27,027,844
RETAIL & WHOLESALE - 2.1%
GENERAL MERCHANDISE STORES - 0.6%
Hudson's Bay Co. Ord.   51,000  953,049
Sears Canada, Inc.   166,500  835,906
  1,788,955
GROCERY STORES - 1.5%
Loblaw Companies Ltd.   91,800  1,920,324
Van Houtte (A.L.)  186,500  2,635,552
  4,555,876
TOTAL RETAIL & WHOLESALE   6,344,831
SERVICES - 1.7%
G & K Services, Inc. Class A  97,500  2,169,375
Loewen Group, Inc.   75,000  2,998,327
  5,167,702

 SHARES VALUE (NOTE 1)
TECHNOLOGY - 1.6%
COMMUNICATIONS EQUIPMENT - 0.1%
Northern Telecom Ltd.   22 $ 792
SR Telecom, Inc.   30,000  331,908
  332,700
COMPUTER SERVICES & SOFTWARE - 1.1%
Rand A Technology Corp. (a)  189,000  2,706,025
Simware, Inc. (a)  2,600  24,375
Systems Xcellence, Inc. (warrants)(a)  100,000  410,004
  3,140,404
COMPUTERS & OFFICE EQUIPMENT - 0.2%
Beamscope Canada, Inc.  (a)  50,000  595,017
ELECTRONIC INSTRUMENTS - 0.2%
Mosaic Technologies, Inc. (a)  30,000  451,841
TOTAL TECHNOLOGY   4,519,962
TRANSPORTATION - 5.5%
RAILROADS - 5.5%
Bombardier, Inc. Class B  380,800  4,637,858
Canadian Pacific Ltd. Ord.   730,100  11,607,205
TOTAL TRANSPORTATION   16,245,063
UTILITIES - 3.5%
CELLULAR - 3.5%
BCE Mobile Communications, Inc. (a)  345,700  10,349,145
GAS - 0.0%
Nova Corp.   451  3,480
TOTAL UTILITIES   10,352,625
TOTAL COMMON STOCKS
 (Cost $264,690,714)   286,834,488
PREFERRED STOCKS - 0.2%
CONVERTIBLE PREFERRED STOCKS - 0.0%
PRECIOUS METALS - 0.0%
Battle Mountain Gold Co. $3.25  2,000  95,500
NONCONVERTIBLE PREFERRED STOCKS - 0.2%
FINANCE - 0.2%
SECURITIES INDUSTRY - 0.2%
A G F Management Ltd. Class A   41,400  473,429
TOTAL PREFERRED STOCKS
 (Cost $584,121)   568,929
CONVERTIBLE BONDS - 0.9%
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (C)
DURABLES - 0.8%
AUTOS, TIRES, & ACCESSORIES - 0.8%
Magna International, Inc.
7 1/4%, 7/5/05 Baa3 CAD 2,750,000  2,301,041
CONVERTIBLE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (C)
PRECIOUS METALS - 0.1%
Agnico Eagle Mines Ltd. yankee
3 1/2%, 1/27/04 B1 $ 220,000 $ 167,750
TOTAL CONVERTIBLE BONDS
(Cost $2,298,869)   2,468,791
REPURCHASE AGREEMENTS - 2.3%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a
 joint trading account at 5.88%,
 dated 10/31/95 due 11/1/95 $ 6,964,137  6,963,000
TOTAL INVESTMENTS - 100%
 (Cost $274,536,704)  $ 296,835,208
CURRENCY ABBREVIATIONS
CAD - Canadian dollar
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,729,091 or 0.5% of net assets.
3. Principal amount is stated in United States dollars unless otherwise noted.
4. A company in which the fund has ownership of at least 5% of the voting securities is an affiliated company. A summary of the transactions during the period in which the issuers were affiliates is as follows:
 PURCHASES SALES DIVIDEND MARKET
AFFILIATE COST COST INCOME VALUE
Exco Technologies Ltd.   $ 29,807 $ - $ - $ 6,636,240
Maax, Inc.   39,397  239,868  -  -
TOTALS  $ 69,204 $ 239,868 $ - $ 6,636,240

5. Purchased on an installment basis. Market value reflects only those payments made through October 31, 1995. The remaining installments aggregating CAD $292,600 are due July 31, 1996 and January 31, 1997.
6. Purchased on an installment basis. Market value reflects only those payments made through October 31, 1995. The remaining installments aggregating CAD $629,000 are due September 23, 1996 and March 24, 1997.
7. Purchased on an installment basis. Market value reflects only those payments made through October 31, 1995. The remaining installments aggregating CAD $10,140,000 are due June 10, 1996 and December 31, 1996. OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $251,142,180 and $321,844,515, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $120,137 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $5,448,000 and $3,832,000, respectively. The weighted average interest rate was 6.4% (see Note 6 of Notes to Financial Statements).
INCOME TAX INFORMATION
At October 31, 1995, the aggregate cost of investment securities for income tax purposes was $274,729,220. Net unrealized appreciation aggregated $22,105,988, of which $36,677,540 related to appreciated investment securities and $14,571,552 related to depreciated investment securities.
At October 31, 1995, the fund had a capital loss carryforward of approximately $10,603,000 of which $5,787,000 and $4,816,000 will expire on October 31, 2002 and 2003, respectively.
For the period, interest and dividends from foreign countries were $4,155,218 or $0.22 per share. Taxes accrued or paid to foreign countries were $599,499 or $0.03 per share.
CANADA
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 OCTOBER 31, 1995

ASSETS

Investment in securities, at value (including repurchase agreements of $6,963,000) (cost $274,536,704) - See        $ 296,835,208
accompanying schedule

Cash                                                                                                                 902

Receivable for investments sold                                                                                      36,513,084

Receivable for fund shares sold                                                                                      3,185,126

Dividends receivable                                                                                                 213,945

Interest receivable                                                                                                  49,318

Redemption fees receivable                                                                                           1,011

 TOTAL ASSETS                                                                                                        336,798,594

LIABILITIES

Payable for investments purchased                                                                     $ 3,581,975

Payable for fund shares redeemed                                                                       6,110,391

Accrued management fee                                                                                 188,616

Other payables and accrued expenses                                                                    154,594

 TOTAL LIABILITIES                                                                                                   10,035,576

NET ASSETS                                                                                                          $ 326,763,018

Net Assets consist of:

Paid in capital                                                                                                     $ 314,438,805

Undistributed net investment income                                                                                 748,004

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                 (10,723,865
                                                                                                                    )

Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies          22,300,074

NET ASSETS for 18,621,671                                                                                           $ 326,763,018
shares outstanding

NET ASSET VALUE and redemption price per share ($326,763,018 (divided by) 18,621,671 shares)                         $17.55

Maximum offering price per share (100/97 of $17.55)                                                                  $18.09


STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1995

INVESTMENT INCOME                                                                $ 4,385,285
Dividends

Interest                                                                          917,073

                                                                                  5,302,358

Less foreign taxes withheld                                                       (599,499
                                                                                 )

 TOTAL INCOME                                                                     4,702,859

EXPENSES

Management fee                                                     $ 2,666,061
Basic fee

 Performance adjustment                                             (167,417
                                                                   )

Transfer agent

 Fees                                                               1,124,463

 Redemption fees                                                    (764
                                                                   )

Accounting fees and expenses                                        210,073

Non-interested trustees' compensation                               2,204

Custodian fees and expenses                                         61,033

Registration fees                                                   32,178

Audit                                                               36,133

Legal                                                               15,229

Interest                                                            1,363

Miscellaneous                                                       3,424

 Total expenses before reductions                                   3,983,980

 Expense reductions                                                 (201,478      3,782,502
                                                                   )

NET INVESTMENT INCOME                                                             920,357

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including                                   (4,198,646
 realized loss of $72,772 on sales of                              )
 investments in affiliated issuers)

 Foreign currency transactions                                      (26,778       (4,225,424
                                                                   )             )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              10,766,839

 Assets and liabilities in foreign currencies                       2,216         10,769,055

NET GAIN (LOSS)                                                                   6,543,631

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 7,463,988

OTHER INFORMATION                                                                 $872,526
Sales charges paid to FDC

 Deferred sales charges withheld                                                  $3,075
 by FDC

 Accounting fees paid to FSC                                                      $209,005


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED    YEAR ENDED
                                    OCTOBER 31,   OCTOBER 31,
                                    1995          1994




Operations                                                                                        $ 920,357        $ (292,208)
Net investment income (loss)

 Net realized gain (loss)                                                                          (4,225,424)      (5,844,101)

 Change in net unrealized appreciation (depreciation)                                             10,769,055       1,032,561

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                  7,463,988        (5,103,748)

Distributions to shareholders                                                                      (211,418)        -
From net investment income

 In excess of net realized gain                                                                  -                (242,990)

 TOTAL DISTRIBUTIONS                                                                             (211,418)        (242,990)

Share transactions                                                                                 261,903,643      568,300,531
Net proceeds from sales of shares

 Reinvestment of distributions                                                                   205,156          238,390

 Cost of shares redeemed                                                                           (310,934,479)    (290,839,654)

 Redemption fees                                                                                 6,103            -

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                           (48,819,577)     277,699,267

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                          (41,567,007)     272,352,529

NET ASSETS                                                                                         368,330,025      95,977,496
 Beginning of period

 End of period (including undistributed net investment income (loss) of $748,004 and $(11,337),
respectively)                                                                                     $ 326,763,018    $ 368,330,025

OTHER INFORMATION
Shares

 Sold                                                                                             15,725,874       32,698,397

 Issued in reinvestment of distributions                                                          12,903           13,408

 Redeemed                                                                                        (18,554,447)     (16,658,932)

 Net increase (decrease)                                                                         (2,815,670)      16,052,873



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED OCTOBER 31,

SELECTED PER-SHARE DATA   1995                      1994 D    1993   1992   1991





Net asset value, beginning of period                                  $ 17.18     $ 17.82     $ 14.23    $ 16.28    $ 13.57

Income from Investment Operations

 Net investment income (loss)                                         .05         -           (.15)      (.02) C    .03 C

 Net realized and unrealized gain (loss)                              .33         (.60)       3.76       (1.11)     3.59

 Total from investment operations                                     .38         (.60)       3.61       (1.13)     3.62

Less Distributions                                                    (.01)       -           (.02)      -          (.06)
From net investment income

 From net realized gain                                               -           -           -          (.92)      (.85)

 In excess of net realized gain                                       -           (.04)       -          -          -

 Total distributions                                                  (.01)       (.04)       (.02)      (.92)      (.91)

Redemption fees added to paid in capital                              .00         -           -          -          -

Net asset value, end of period                                        $ 17.55     $ 17.18     $ 17.82    $ 14.23    $ 16.28

TOTAL RETURN A, B                                                     2.22%       (3.37)%     25.40%     (7.09)%    28.13%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                               $ 326,763   $ 368,330   $ 95,977   $ 21,701   $ 23,327

Ratio of expenses to average net assets                               1.09%       1.57%       2.00%      2.00%      2.01%
                                                                      E                                  E          E

Ratio of expenses to average net assets after expense reductions      1.08%       1.57%       2.00%      2.00%      2.01%

Ratio of net investment income (loss) to average net assets           .26%        (.14)%      (.66)%     (.11)%     .17%

Portfolio turnover rate                                               75%         59%         131%       55%        68%

A TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN. (SEE NOTE 7 OF NOTES TO FINANCIAL
STATEMENTS.)
C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION
93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION
OF INCOME,
CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES."
AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
E FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES
DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN
HIGHER.


EMERGING MARKETS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value). The fund has a 3% sales charge.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                         PAST 1    LIFE OF
OCTOBER 31, 1995                      YEAR      FUND

EMERGING MARKETS                      -21.17%   59.48%

EMERGING MARKETS
 (INCL. 3% SALES CHARGE)              -23.53%   54.69%

Morgan Stanley Emerging
 Markets Free Index                   -19.43%   161.90%

Average Emerging Markets Fund         -18.99%   66.60%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, or since the fund started on November 1, 1990. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Emerging Markets Free Index - a broad measure of the performance of stocks in developing countries, weighted by each country's market capitalization (or the total value of its outstanding shares). Mexico, Malaysia, Brazil, and Thailand are most heavily weighted, and together account for over 60% of the index. Keep in mind that before February 1992, the fund's objective was more broadly defined, and did not focus specifically on emerging markets. However, to measure how the fund's performance stacked up against its peers, you can compare it to the average emerging markets fund, which reflects the performance of 46 funds with similar objectives tracked by Lipper Analytical Services over the past 12 months. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effects of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                                PAST 1    LIFE OF
OCTOBER 31, 1995                             YEAR      FUND

EMERGING MARKETS                             -21.17%   9.78%

EMERGING MARKETS
 (INCL. 3% SALES CHARGE)                     -23.53%   9.11%

Morgan Stanley Emerging Markets Free Index   -19.43%   21.23%

Average Emerging Markets Fund                -18.99%   10.74%

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
              Fidelity EmerginMorgan Stanley EMF
     11/01/90         9700.00          10000.00
     11/30/90         9564.20           9479.74
     12/31/90         9777.33           9880.37
     01/31/91         9709.16          10679.30
     02/28/91        10118.17          12260.21
     03/31/91        10108.44          12766.06
     04/30/91        10332.42          12903.41
     05/31/91        10332.42          13918.67
     06/30/91         9972.10          13421.82
     07/31/91        10186.34          14119.08
     08/31/91        10108.44          14418.70
     09/30/91        10225.30          13869.26
     10/31/91        10127.91          14439.40
     11/30/91         9991.58          14225.77
     12/31/91        10438.08          15824.40
     01/31/92        10517.68          17656.36
     02/29/92        10826.15          18442.83
     03/31/92        10806.24          19068.46
     04/30/92        11064.96          18940.35
     05/31/92        11542.58          18873.02
     06/30/92        11522.68          17002.12
     07/31/92        11144.56          17189.36
     08/31/92        10865.95          16390.47
     09/30/92        10796.29          16450.88
     10/31/92        10995.30          17332.58
     11/30/92        10905.75          17144.49
     12/31/92        11048.91          17652.99
     01/31/93        11201.38          17738.37
     02/28/93        11770.60          18033.91
     03/31/93        12095.86          18628.41
     04/30/93        12482.12          19056.85
     05/31/93        12756.56          19581.32
     06/30/93        12919.19          20162.41
     07/31/93        13142.82          20705.31
     08/31/93        14057.63          22457.49
     09/30/93        14372.73          23058.76
     10/31/93        16446.31          25127.66
     11/30/93        17096.84          26239.62
     12/31/93        20082.32          30576.92
     01/31/94        19501.26          31133.23
     02/28/94        18950.78          30579.38
     03/31/94        17115.84          27812.28
     04/30/94        16952.74          27255.97
     05/31/94        17391.08          28188.79
     06/30/94        16167.79          27411.79
     07/31/94        17401.28          29116.21
     08/31/94        19613.39          32729.91
     09/30/94        20112.90          33101.88
     10/31/94        19623.58          32504.77
     11/30/94        18267.77          30814.71
     12/31/94        16480.81          28339.78
     01/31/95        14212.53          25324.70
     02/28/95        14376.01          24675.15
     03/31/95        14089.92          24831.93
     04/30/95        14386.23          25945.92
     05/31/95        15837.11          27326.23
     06/30/95        16021.03          27407.06
     07/31/95        16828.21          28022.26
     08/31/95        16317.33          27362.19
     09/30/95        16245.81          27232.33
     10/31/95        15469.28          26189.87

Let's say you invested $10,000 in Fidelity Emerging Markets Fund on November 1, 1990, when the fund started, and paid the 3% sales charge. By October 31, 1995, the value of your investment would have grown to $15,469
- a 54.69% increase on your initial investment. That compares to $10,000 invested in the Morgan Stanley Emerging Markets Free Index, which would have grown to $26,190 over the same period - a 161.90% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
EMERGING MARKETS
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Richard Hazlewood, Portfolio Manager of Fidelity Emerging Markets Fund
Q. HOW DID THE FUND PERFORM, RICHARD?
A. For the 12 months ended October 31, 1995, the fund had a total return of -21.17%. During the same period, the Morgan Stanley Emerging Markets Free Index posted a return of -19.43%. The average emerging markets fund, as tracked by Lipper Analytical Services, had a total return of -18.99% for the 12-month period.
Q. WAS THERE ANY PARTICULAR REASON THE FUND UNDERPERFORMED?
A. The fund has generally underperformed in down markets and outperformed in up ones. This has a lot to do with the breadth of stocks I've selected for the portfolio. My large capitalization stocks have tended to do well, but the fund's overweighting in mid- and small-capitalization stocks has pulled it down. A stabilization of interest rates should benefit the smaller stocks. Smaller companies, rather than large ones, tend to be more sensitive to changes in interest rates - which impact their borrowing costs
- because they have a greater effect on a smaller company's balance sheet. Performance was considerably better over the past six months because of the solid returns of some of the fund's large-company stocks.
Q. DO YOU THINK EMERGING MARKETS MAY BE ON THE UPSWING?
A. I think the key thing is interest rates. Emerging markets have come through a difficult period that began when interest rates rose in early 1994 and included events like the Mexican peso devaluation - all of which caused a general flight of capital back to the U.S. Historically, emerging markets tend to do well when interest rates decline. All I can say is price-to-earnings multiples - a standard measure of valuation - generally have contracted and most stocks have become cheaper. In a stable or falling rate scenario, I believe the only real threat that could change the whole playing field is currency devaluation.
Q. WHY DO SOUTHEAST ASIAN COMPANIES CURRENTLY MAKE UP THE LARGEST PART OF YOUR PORTFOLIO?
A. First, I should point out that I've tended to overweight the regions where I've found the best stocks. Breaking it down by countries, that would be Malaysia and Thailand. Let me broaden out a bit, though. Long-term, Asia has the highest savings rate in the world. Also, most Southeast Asian markets have shown tremendous growth in recent years. That said, looking at a short-term horizon, one problem I see with Southeast Asia is that the economic cycle is out of kilter with the U.S. Interest rates in the U.S. have been falling for some time, but it appears they haven't peaked in Southeast Asia yet - thus detracting from its attractiveness as an investment location and causing mounting trade deficits.
Q. YOU MENTIONED MALAYSIA AND THAILAND. WHAT STOCKS DO YOU LIKE IN THOSE COUNTRIES?
A. Malaysia and Thailand are, in my opinion, the best places for stock picking. I've found good quality managements and fast-growing companies - many of which can offer reasonable valuations as well. Thai banks are currently about 12% of the fund. Basically, the Thai banking industry is very well managed with earnings growing at 20% to 30% per annum. I also favored many independent power producers (IPPs) from these countries. Currently, there is a trend away from traditional electric utilities to these private businesses. Some examples owned by the fund at the end of the period included YTL Corporation and Malakoff BHD, both of Malaysia.
Q. MUCH HAS BEEN WRITTEN ABOUT THE ECONOMIC PROBLEMS OF MEXICO AND LATIN AMERICA - OR THE SO CALLED "TEQUILA EFFECT." WHAT'S YOUR VIEW OF THE SITUATION AND HAVE YOU BEEN ABLE TO FIND ANY BRIGHT SPOTS?
A. I think the key problem with Latin America has been the lack of saving. Basically, many governments and individuals have been spending more than they are saving. It's the opposite of the high savings rates in Asia. My short-term view is that it's going to be tough going for many of these Latin American markets because local interest rates have gone up a great deal and many of their economies - especially Mexico - are in bad shape. Long term, however, I think there is a positive side. In Brazil, the administration of President Fernando Henrique Cardoso has taken steps necessary to improve the Brazilian economy, such as dampening inflation by introducing a new currency, raising huge foreign exchange reserves in excess of $50 billion, introducing an ambitious privatization program and encouraging savings. Chile also has taken steps to alleviate its savings problem. The best example of this is the country's large pension funds.
Q. SO WHAT WERE SOME OF THE STOCKS YOU LIKED IN LATIN AMERICA?
A. The fund remains underweighted in Latin America, but there are a few attractive situations I've found. In Brazil, I liked the telecommunications company Telebras. This company is basically a privatization play, but it has been growing its cellular phone business as well. In Mexico, I basically concentrated the fund's holdings in three companies: Grupo Carso, a conglomerate with a tobacco business; paper company Kimberly-Clark de Mexico; and Cifra, a Mexican version of Wal-Mart.
Q. WHAT ARE SOME OF THE MAJOR SHIFTS IN HOLDINGS YOU'VE CARRIED OUT THIS
YEAR.
A. I've reduced commodity cyclical - or economically sensitive - stocks, such as chemicals, paper, iron and steel. These stocks tend to perform well at the beginning of a growth cycle rather than the mature phase of growth most emerging markets are in now. I've also reduced the fund's exposure to large telecommunications companies. In fact, I've all but eliminated exposure to long-distance companies. In my opinion, long-distance and international telephone rates are grossly overpriced everywhere in the world. I believe it's just a matter of time before pricing collapses and these stocks decline. At the end of the period, I only owned telecom companies that are involved in the cellular communications business, such as Telebras.
Q. WERE THERE ANY MAJOR DISAPPOINTMENTS?
A. Yes. Hong Kong-based construction and real estate development firm Hopewell Holdings had been disappointing. The company is involved with developing a highway that would link Hong Kong with the city of Guangzhou, located in the People's Republic of China. Unfortunately, the cost of the road greatly exceeded its projections. Thus, it has taken on a large amount of debt to finish the road.
Q. WHAT'S YOUR OUTLOOK, RICHARD?
A. As I said before, the performance of these markets is going to have a lot to do with interest rates. If rates peak or even begin to fall, you could see money flowing back into these economies. Global investors may also notice how attractive many emerging markets appear on a valuation basis relative to larger markets like the U.S.

FUND FACTS
GOAL: to increase the value of the fund's
shares by investing mainly in equity securities of
emerging market issuers which can be found in
regions such as Southeast Asia, Latin America and
Eastern Europe
START DATE: November 1, 1990
SIZE: as of October 31, 1995, more than
$1.0 billion
MANAGER: Richard Hazlewood, since 1993;
assistant Fidelity Low-Priced Stock Fund and
Fidelity Contrafund, 1992-93; analyst,
Japanese stocks, 1991-92; joined Fidelity in
1991
(checkmark)
RICHARD HAZLEWOOD ON STOCK SELECTION IN EMERGING
MARKETS:
"The key story to this fund is stock selection.
Basically, I take a bottom-up approach to picking individual stocks. I look for companies with strong potential growth that are trading at a discount.
Quality management is also a must. I spend a great deal of time traveling the world visiting many of these companies, meeting with management and doing on-site fundamental research. I go where there is the best stock picking opportunities."
(solid bullet) Major shifts: The fund's top holding on April 30, 1995, Telefonos de Mexico, which made up 2.8% of the fund, has been eliminated from the portfolio as of October 31, 1995.
(solid bullet) The Mexico Bolsa Index, which is a common proxy for the Mexican market, was the worst performing index out of 53 world indices with a -58.4% return for the year ended October 31, 1995, according to Bloomberg.
(solid bullet) Krung Thai Bank was the largest contributor to the fund with a total return of 60.2% for the six months ended October 31, 1995.
(solid bullet) The fund's top industry allocation, finance, consisted mainly of Thai and Malaysian banks.
World-wide, however, the Asia/Pacific financial industry underperformed the rest of the world, according to Dow Jones. For the 10 months ended
October 31, 1995, U.S. financial stocks, the world leader, returned 38.9%, while Asia/Pacfic financial stocks returned -9.9%.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.
EMERGING MARKETS
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION
AS OF OCTOBER 31, 1995

Sigapore  4.0%
India 4.2%
Row: 1, Col: 1, Value: 4.2
Row: 1, Col: 2, Value: 17.2
Row: 1, Col: 3, Value: 4.9
Row: 1, Col: 4, Value: 15.2
Row: 1, Col: 5, Value: 5.1
Row: 1, Col: 6, Value: 20.6
Row: 1, Col: 7, Value: 5.1
Row: 1, Col: 8, Value: 5.2
Row: 1, Col: 9, Value: 9.0
Row: 1, Col: 10, Value: 5.8
Row: 1, Col: 11, Value: 4.0
Row: 1, Col: 12, Value: 3.6
Argentina 3.6%
Thailand 17.2
%
Indonesia 5.8%
Brazil 9.0%
Philippines 4.9
%
Hong Kong 5.2%
Korea (South) 5.1%
Other 15.2
%
Mexico 5.2%
Malaysia 20.6%
AS OF APRIL 30, 1995
4.6.86.8
India 5.9%
Argentina 4.3%
Row: 1, Col: 1, Value: 5.9
Row: 1, Col: 2, Value: 16.3
Row: 1, Col: 3, Value: 3.8
Row: 1, Col: 4, Value: 17.3
Row: 1, Col: 5, Value: 3.8
Row: 1, Col: 6, Value: 7.4
Row: 1, Col: 7, Value: 20.3
Row: 1, Col: 8, Value: 4.5
Row: 1, Col: 9, Value: 9.6
Row: 1, Col: 10, Value: 6.8
Row: 1, Col: 11, Value: 4.3
Brazil 6.8%
Thailand 16.3
%
Hong Kong 9.6%
Korea (South) 4.5%
Philippines 3.8
%
Other 17.3
%
Malaysia 20.3%
United States 3.8%
Mexico 7.4%
ASSET ALLOCATION
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

Stocks and closed-end
 investment companies    96.4          92.1

Bonds                    1.1           4.3

Short-term investments   2.5           3.6

TOP TEN STOCKS
                                       % OF FUND'S   % OF FUND'S
                                       INVESTMENTS   INVESTMENTS
                                                     6 MONTHS AGO

Industrial Finance Corp. (For. Reg.)   3.4           2.5
(Thailand, Credit & Other Finance)

Hong Leong Bank BHD                    2.9           0.2
(Malaysia, Banks)

Krung Thai Bank (For. Reg.)            2.5           2.3
(Thailand, Banks)

Thai Militarty Bank Ltd. (For. Reg.)   2.4           1.4
(Thailand, Banks)

Electrobras PN Class B                 2.3           1.5
(Brazil, Electric Utility)

Thai Farmers Bank PCL                  2.2           2.2
(Thailand, Banks)

Siam City Bank PCL (For. Reg.)         2.1           1.6
(Thailand, Banks)

Bangkok Bank Ltd.                      1.9           2.3
(Thailand, Banks)

Hume Industries BHD                    1.8           1.1
(Malaysia, Building Materials)

Grupo Carso SA de CV Class A-1         1.8           2.2
(Mexico, Conglomerates)

TOP TEN MARKET SECTORS
                             % OF FUND'S    % OF FUND'S
                             INVESTMENTS    INVESTMENTS
                                            6 MONTHS AGO

Finance                      36.9           29.4

Construction & Real Estate   11.7           11.2

Basic Industries             10.7           12.7

Utilities                    10.4           15.7

Nondurables                  7.0            4.2

Holding Companies            4.7            6.6

Retail & Wholesale           3.7            2.9

Durables                     3.0            3.0

Technology                   2.2            1.8

Conglomerates                1.9            2.2


EMERGING MARKETS
INVESTMENTS OCTOBER 31, 1995

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 95.9%
 SHARES VALUE (NOTE 1)
ARGENTINA - 3.6%
Astra Comp Argentina de
 Petroleum (Reg.)  2,034,270 $ 3,010,569
Banco de Galicia Y Buenos Aires SA
 sponsored ADR representing
 Class B shares  406,602  7,776,263
Banco Frances del Rio de la Plata SA ADR 229,200 5,013,750 Banco Frances del Rio de la Plata SA 344,459 2,504,217 Buenos Aires Embotelladora SA
 sponsored ADR  124,300  2,843,363
Central Costanera SA ADR (b)  109,700  2,989,325
Molinos Rio de La Plata SA Class B (Reg) 500,215 3,126,344 Perez Companc Class B 1,958,151 8,635,014
Telecom Argentina Stet France
 Telecom SA  876,779  3,375,430
  39,274,275
AUSTRALIA - 0.0%
Odin Mining & Investment Co. (a)  280,750  70,454
BANGLADESH - 0.2%
Advanced Chemical Industries  150,000  485,890
Bangladesh Lamps Ltd.   322  22,788
Beximco Pharmaceuticals Ltd.   392,680  871,027
Padma Textile Mills Ltd.   74,250  710,613
  2,090,318
BERMUDA - 0.4%
AES China Generating Co. Class A (a)  10,000  100,000
Central European Media Class C (a)  51,000  1,173,000
Credicorp Ltd.   194,604  3,210,966
  4,483,966
BRAZIL - 8.8%
Acesita Cia Acos Especiais Itabira:
 Ord.   318,566,578  2,650,569
 (warrants) (a)  18,324,626  191
Bradesco PN  848,608,724  7,766,806
Brahma (Cia Cervejaria):
 PN Class B (Pfd. Reg.)  17,457,373  6,662,252
 PN (warrants) (a)  130,763  19,720
 ON (warrants) (a)  1,676,255  331,241
Brasmotor PN  5,048,100  1,181,303
Casa Anglo PN Ord.   9,831,557  613,514
Compania Paulista de Forca Luz Ord.   34,602,260  1,707,262
Compania Vale do Rio Doce PN Ord.   74,572,600  12,021,580
Coteminas PN  10,656,252  3,324,884
Eletrobras PN Class B  86,989,300  24,789,463
Itaubanco PN (Pfd. Reg.)  12,670,000  3,755,539
Itausa Investimentos Itau SA  773,900  442,689
Iven SA (a)  2,320,000  1,302,940
Karsten PN  1,451,638  45,746
Klabin Industria de Papel e Celulose PN  1,413,887  1,323,451
Light Servicos de Electricidade SA Ord.   2,890,000  873,162
Lojas Americanas  165,754,800  3,965,021
Moinho Santista-Industrias Gerais SA
 Ord. (a)  343,700  228,776
Perdigao SA Comercio e Industria PDG
 (pfd shares) (a)  9,720,200  17,591
Souza Cruz Industria Comerico  631,600  4,519,405
Telebras PN (Pfd. Reg.)  207,071,000  8,396,978
Telesp PN (Pfd. Reg.)  48,411,308  6,948,770
Unibanco PN  51,278,034  1,797,264
Votorantim Celulose E Paper SA
 (Pfd. Reg.)  47,768,505  1,440,755
  96,126,872

 SHARES VALUE (NOTE 1)
CANADA - 0.0%
Bolivar Goldfields Ltd. (a)  51,750 $ 36,566
CHILE - 1.5%
Banco Osorno y la Union SA Series A
 sponsored ADR  204,900  2,766,150
Compania Cervecerias Unidas SA ADR 148,500 3,434,063 Cristalerias de Chile SA sponsored ADR 73,200 1,775,100 Empresas Telex Chile SA sponsored ADR 128,300 1,154,700
Provida SA sponsored ADR  189,700  4,647,650
Santa Isabel SA sponsored ADR (a)  34,900  789,613
Soc Quimica y Minera de Chile ADR  30,000  1,301,250
Vina Concha Stet y Toro SA
 sponsored ADR  20,200  353,500
  16,222,026
CHINA (PEOPLES REP) - 0.6%
China First Pencil Co. Ltd. Class B (a)(e) 3,959,762 1,235,446 Huaneng Power International, Inc.
 Class N sponsored ADR (a)  10,000  166,250
Qingling Motors Co. Ltd. Class H  1,000,000  218,592
Shandong Huaneng Power Development
 Ltd. Class N sponsored ADR  10,170  81,360
Shanghai Hero Ltd. Class B (e)  3,314,480  961,199
Shanghai Industrial Sewing Machine Corp.
 Class B  1,135,600  193,052
Shanghai New Asia Class B (a)  100,000  48,000
Shanghai Refrigerator Compressor Co.
 Class B (a)(e)  3,644,420  1,749,322
Shanghai Tyre & Rubber Class B shares  150,000  41,100
Shanghi Vacuum Electron Devices Co.
 Ltd. (a)(e)  6,743,518  1,483,574
Tsingtao Brewery Co. Ltd.   952,000  252,428
  6,430,323
COLOMBIA - 0.9%
Banco de Columbia GDR (b)  371,900  2,184,913
Banco Ganadero Class C sponsored ADR  54,200  528,450
Banco Industrial Columbiano sponsored
 ADR  182,000  2,479,750
CADENALCO Gran Cadena de
 Almacenes Colombianos ADR (b)  15,500  197,625
Carulla & CIA SA Class B sponsored
 ADR (b)  80,720  585,220
Cementos Argos SA  28,200  169,667
Compania Nacional de Chocolates  130,000  1,036,350
Noel (Industria Alimenticias)  95,000  357,233
Suramericana de Seguros SA  116,567  2,057,237
  9,596,445
CZECH REPUBLIC - 0.0%
Deza Valasske Mezirici AS  1,000  76,482
GREECE - 0.3%
Alpha Credit Bank  40,000  2,404,447
Hellenic Bottling Co. SA  11,250  358,728
  2,763,175
HONG KONG - 4.8%
Consolidated Electric Power Asia Ltd.   5,166,200  10,457,624
Dah Sing Financial Holdings Ltd.   2,259,675  5,114,834
Dao Heng Bank Group Ltd.   1,202,000  4,407,629
First Pacific Bancshares Holding Ltd.   7,050,000  1,449,885
Guoco Group Ltd.   1,514,000  7,010,619
International Bank of Asia Ltd.   2,610,000  1,552,908
JCG Holdings Ltd.   10,686,000  7,809,282
Kumagai Gumi  1,000,000  756,665
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
HONG KONG - CONTINUED
Kwong Sang Hong International Ltd.   5,000,000 $ 1,280,509
Liu Chong Hing Bank Ltd.   1,133,000  1,392,198
Liu Chong Hing Investment Ltd.   11,058,000  10,941,717
Magnum International Holdings Ltd.   3,750,000  179,465
Magnum International Holdings Ltd.
 (warrants) (a)  250,000  3,880
Nanyang Holdings Ltd.   430,000  378,203
  52,735,418
HUNGARY - 0.0%
Pannonplast Plastic Industries PLC  25,000  323,255
INDIA - 4.0%
Alacrity Housing Ltd.   160,000  128,655
Apollo Hospitals Enterprises Ltd.   100,000  97,953
Bajaj Auto  176,300  3,851,360
Bajaj Auto Ltd. GDR  20,000  525,000
Bharat Heavy Electricals Ltd.   1,000,000  2,777,667
Bharti Telecom Ltd.   14,000  29,883
CESC Ltd. GDR (a)  26,000  70,200
Chemplast Sanmar Ltd. (b)  315,000  1,105,263
Core Parenterals Ltd. GDR (a)  348,000  1,392,000
Cosmo Films Ltd.   20,275  84,776
Crompton Greaves Ltd.   300,000  1,833,333
E.I.D.-Parry GDR  50,000  162,500
Finolex Cables Ltd. GDR  55,000  330,000
Finolex Cables Ltd. GDR (b)  175,000  1,050,000
Great Eastern Shipping Co. Ltd.   600,000  844,737
Great Eastern Shipping Co. Ltd. GDR  172,700  1,447,226
Gujarat Ambuja Cement Ltd. GDR  40,000  315,200
HDFC Bank Ltd. (a)  500  501
Himachal Futuristic Communications Ltd.   20,000  32,456
Hindalco Industries Ltd. GDR  20,000  620,000
Housing Development Finance Corp. Ltd.   48,500  3,667,939
Indian Rayon & Industries, Inc. GDR  85,000  956,250
Industrial Credit & Investments Corp. Ltd.   1,425,900  3,744,097
JCT Electronics Ltd.   50,000  40,310
JK Corp. Ltd. GDR (a)  75,000  216,000
JK Corp. Ltd. GDR (b)  250,000  720,000
Larsen and Toubro Ltd. GDR  151,000  1,080,842
Mahindra & Mahindra Ltd. GDR   225,000  2,475,000
Maral Overseas Ltd. (a)  405,000  438,158
Mukand Ltd.   95,000  733,333
Nicholas Piramal India Ltd.   25,000  179,094
Prime Securities  300,000  446,053
Reliance Industries Ltd.   1,000,000  7,000,728
SCICI Ltd.   110,000  114,985
Shriram Industrial Enterprises Ltd.:
 GDR (b)  105,600  594,528
 GDR (warrants) (a)(b)  35,200  352
State Bank Of India  20,000  122,450
Tata Electric Companies GDR  1,000  310,000
Tata Electric Companies GDR (b)  1,200  372,000
Tata Engineering & Locomotive Ltd.   21,280  242,083
Tata Engineering & Locomotive Ltd.
 (warrants) (a)(b)  357,000  2,052,750
Unitech Ltd.   254,350  959,390
Zee Telefilms Ltd.   88,300  406,122
  43,571,174
INDONESIA - 5.8%
APAC Centertex Corp. PT (For. Reg.) (a) 1,221,000 766,150 Andayani Megah PT 1,695,500 1,455,847
Asahimas Flat Glass PT (b)  1,000,000  1,144,871
Bank Bali PT (For. Reg.)  175,000  408,411

 SHARES VALUE (NOTE 1)
Bank Bali PT (For. Reg) (warrants) (a)  100,000 $ 59,886
Bank Niaga PT  663,000  2,364,731
Barito Pacific Timber PT (For. Reg.) 80,000 55,482 Bimantara Citra (For. Reg.) (a) 613,500 472,755
Dharmala International Land  1,000,000  561,427
Duta Anggada Realty Ord.   3,295,000  2,067,538
Indo Rama Synthetics PT (For. Reg.)  262,500  869,799
Lippo Bank (For. Reg.)  1,193,050  2,416,572
Matahari Putra Prima PT (For. Reg.) 8,482,500 17,741,923 Modernland Realty PT 100,000 140,907
Mulia Industrindo PT (For.)  1,450,000  4,277,855
Pakuwon Jati PT (For. Reg.)  4,006,500  3,396,089
Panin Bank PT (For. Reg.)  2,463,750  2,712,188
Putra Surya Perkasa PT (For. Reg.)  2,886,833  1,080,498
Roda Vivatex PT (For. Reg.)  2,360,000  1,948,482
SUCACO PT  50,000  123,294
Sampoerna Hanjaya Mandala (For. Reg.) 1,380,000 12,760,908 Sekar Bumi PT (For. Reg.) (a)(b) 361,500 477,543
Semen Gresik (For. Reg.)  1,012,500  2,630,451
Trias Sentosa (For. Reg.)  803,000  1,767,945
United Tractors PT (For. Reg.)  584,000  1,157,200
  62,858,752
ISRAEL - 0.1%
Elbit Computer Ltd.   7,500  146,250
Gilat Satellite Networks  5,000  111,250
Koor Industries Ltd.   10,640  936,385
Optrotech Ltd.   10,000  132,500
Teva Pharmaceutical Industries Ltd. ADR  4,000  157,000
  1,483,385
KOREA (SOUTH) - 5.0%
Cho Hung Bank Co. Ltd.   85,037  1,122,490
Chosun Brewery  16,674  642,161
Chosun Brewery (New) (a)  5,100  173,966
Dae Chang Industrial Co.   3,457  65,964
Dai Han Investment & Finance   1,999  53,035
Dong Yang Tin Plate Industries (a)  6,370  218,952
Han Chang Co. Ltd.(a)  2,097  95,374
Hotel Shilla (a)  83,000  1,247,468
Hyundai International Merchant Bank  20,400  762,517
Hyundai Motor Service Co. Ltd.   34,750  1,866,799
Hyundai Securities Co. Ltd.   31,202  664,696
Ke Yang Electric Machinery  10,000  355,486
Kookmin Bank (a)  92,800  1,889,838
Kookmin Bank (New) (a)  13,746  195,945
Korea Electric Power Corp.   249,410  10,960,885
Korea Electric Power Corp. sponsored
 ADR (a)  113,000  2,782,625
Korea Electronics Co. Ltd.   10,000  365,941
Korea First Securities Co. Ltd.   61  941
Korea Mobile Telecommunications Corp.   12,100  10,719,840
LG Securities Co. Ltd.   30,690  673,844
Mando Machinery Corp.   1,000  65,111
Samsung Electronics Co. Ltd.:
 (vtg.)  49,900  11,120,625
 (New) (a)  606  131,076
 GDS (vtg.) (a)  1,068  122,393
Samsung Fire & Marine Insurance   2,305  1,137,663
Shinhan Bank (a)  25,680  585,960
Shinhan Investment & Finance  31,952  659,794
Ssangyong Oil Refining (a)  40,000  1,155,329
Sunny-Emi Co. (a)  10,300  329,805
Tae Gu Department Store Co.   41,500  1,182,382
Yeonhap Insupanel Co.   945  15,315
Yu Hwa Securities Co.   39,030  596,812
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
KOREA (SOUTH) - CONTINUED
Yukong Ltd.:
 GDR (a)(b)  23,006 $ 432,969
 NV GDR (b)  192,000  2,016,000
  54,410,001
LUXEMBOURG - 0.0%
Quilmes Industries SA  26,700  469,920
MALAYSIA - 20.4%
Advance Synergy BHD (a)  100,000  120,413
Affin Holdings BHD  1,164,000  2,198,603
Arab Malaysian Corp. BHD  4,476,000  15,059,439
Arab Malaysian Finance BHD (For. Reg.) 3,068,666 10,747,123 Bandar Raya Development BHD 2,276,000 3,403,364
Berjaya Group BHD  17,109,000  10,782,682
Boustead Holdings Berhad  1,378,000  2,765,489
Buildcon BHD  1,026,000  2,119,626
East Asiatic BHD  350,000  600,492
Gadek BHD  1,380,000  7,548,254
Golden Pharos BHD  592,000  1,043,644
Hong Leong Bank BHD  11,826,000  31,877,266
Hong Leong Credit BHD  3,825,000  16,255,780
Hume Industries BHD  3,750,000  20,068,864
IOI Properties BHD (rights) (a)  750  -
Industrial Oxygen, Inc. BHD  3,000  2,810
Johan Holdings BHD  1,002,000  737,330
Kamunting Corp. BHD  1,990,000  1,331,235
Kent (George) BHD  331,000  622,599
Larut Consolidated BHD  1,632,000  2,093,584
MGR Corp. BHD  1,481,000  2,354,448
Malakoff BHD  4,234,000  12,579,124
Malaysian Industrial Development
 Finance BHD Ord.   701,000  1,368,209
Malaysian Plantations BHD  5,017,000  4,126,131
Malaysian Resources Corp. BHD  3,305,000  4,812,002
Metacorp BHD  1,540,000  3,908,706
Multi-Purpose Holdings BHD  1,492,000  1,996,183
OSK Holdings BHD  418,000  605,308
Oyl Industries BHD  1,649,000  12,393,861
Park May BHD  584,000  1,332,887
Prime Utilities BHD  50,000  462,371
Public Finance BHD (For. Reg.)  2,718,000  5,112,460
Sungei Bagen Rubber Co. BHD  10,000  468,273
TA Enterprise BHD  1,801,000  2,062,336
Tongkah Holdings BHD (a)  2,499,600  4,229,525
Westmont Land BHD  4,486,000  6,849,259
Wing Tiek Holdings BHD  1,000  4,289
YTL Corp. BHD  3,456,400  18,769,629
YTL Corp. BHD (warrants) (a)  1,150,800  4,483,195
Yeo Hiap Seng BHD  184,000  372,887
Zalik BHD  2,578,333  4,930,919
  222,600,599
MEXICO - 5.1%
Cemex SA, Series B  899,900  2,798,276
Cifra SA Class C  4,985,300  5,115,658
Corporacion Geo SA de CV (a)  283,960  764,184
Corporacion Geo SA de CV Class B
 sponsored ADR (a)(b)  12,700  133,350
Desc SA de CV, Series C
 sponsored ADR (a)  100,000  1,200,000
Emvasa del Valle de Enah Ord. (a) 1,217,000 1,114,652 Far-Ben SA de CV Series B (a) 575,800 545,281
Fomento Economico Mexicano SA de
 CV (FEMSA) Class B  527,100  1,099,646

 SHARES VALUE (NOTE 1)
Groupo Financiero Serfin SA sponsored
 ADR (a)  400,000 $ 1,550,000
Gruma SA Class B  250,614  743,872
Grupo Carso SA de CV Class A-1 (a)  3,696,000  19,485,625
Grupo Casa Autrey SA sponsored ADR  108,900  1,388,475
Grupo Elektra SA  151,200  598,389
Grupo Financiero Bancomer Class B (a) 7,864,900 2,045,430 Grupo Financiero Inbursa SA Class B 537,000 1,464,890
Grupo Financiero Probursa B1 Ord. (a)  28,737  1,259
Grupo Modelo SA de CV Class C Ord.   182,600  699,429
Grupo Posadas SA de CV Class L (a)  390,000  115,208
Grupo Televisa SA de CV
 sponsored ADR (b)  287,400  4,921,725
Internacional de Ceramica SA
 sponsored ADR (a)  250,000  1,437,500
Kimberly-Clark de Mexico SA Class A  500,000  6,572,438
Sears Roebuck de Mexico SA de CV (a)  681,000  1,876,961
Sears Roebuck de Mexico SA de
 CV ADR representing Series B-1 (a)(b)  47,000  235,000
Tolmex SA Class B2  27,500  103,975
  56,011,223
PAKISTAN - 1.4%
Adamjee Insurance Ltd.   161,125  494,243
Al-Faysal Investment Bank Ltd. (a)  464,000  417,199
Askari Commercial Bank (a)  413,080  467,797
Askari Commercial Bank (rights) (a)  179,600  86,215
Askari Leasing Ltd. (a)  384,400  370,741
Askari Leasing Ltd. (rights) (a)  384,400  233,117
Bank of Punjab (a)  33,150  26,159
Crescent Investment Bank Ltd.   715,000  591,825
DG Kahn Cement Ltd. (e)  912,550  980,052
Dandot Cement Co. Ltd. (a)  593,750  409,898
Engro Chemical Pakistan Ltd.   24,000  95,395
Fauji Fertilizer Co. Ltd.   850,000  1,366,326
First Grindlays Modarba  565,200  289,042
Hub Power Co. Ltd. (a)  2,000,000  1,239,730
Hub Power Co. Ltd. GDR (a)  112,600  1,857,900
Ibrahim Energy Ltd. (a)  237,000  228,579
Maple Leaf Cement Factory Ltd. (a)  240,000  190,088
Muslim Commercial Bank Ltd. (a)  299,250  334,319
National Development Leasing Corp.   469,300  253,846
Nishat Tek Ltd. (a)  51,700  42,672
PEL Appliances Ltd. (a)  8,250  21,881
Packages Ltd.   10,000  34,195
Pak Electron Ltd. (a)  50,000  77,450
Pakistan State Oil Co. Ltd.   304,640  3,169,871
Pakland Cement Ltd. (a)  300,000  415,291
Sui Southern Gas Pipelines Ltd. (a)  831,960  709,245
Sunflo Cit-Russ Ltd. (a)  2,350,000  480,657
Trust Leasing Corp. Ltd. (a)  290,550  144,202
Union Bank Ltd.   555,300  385,278
  15,413,213
PANAMA - 1.0%
Banco Latino Americano de
 Exportaciones SA Class E  127,100  5,306,425
Panamerican Beverages, Inc. Class A  211,000  5,776,125
  11,082,550
PERU - 1.7%
Banco Wiese Ltd.   209,720  346,606
Banco Weise Ltd. sponsored ADR  177,118  1,173,407
Cementos Lima SA Class C (b)  60,692  900,349
Cementos Notre Pacasmayo SA Class T  101,865  224,022
Consor De Alim Fabril Pacifico (a)  511,726  529,994
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
PERU - CONTINUED
Minsur SA Class T  255,489 $ 1,776,825
Southern Peru Copper Corp.
 Series 2 (a)  107,478  368,997
Telefonica del Peru (CPT):
 Class A  586,231  1,033,461
 Class B  6,665,174  11,896,851
  18,250,512
PHILIPPINES - 4.9%
Aboitiz Equity Ventures, Inc. (a)  5,191,600  988,021
Aboitiz Equity Ventures, Inc. (a)(b)  1,504,400  286,304
Ayala Corp. Class B  3,966,656  4,041,383
Ayala Land, Inc. Class B  1,079,531  1,245,134
Bankard, Inc. (a)  1,100,000  454,633
Belle Resources Corp. (a)  5,103,999  775,117
Benpress Holdings Corp. GDR (a)  89,100  512,325
Benpress Holdings Corp. GDR (a)(b)  192,500  1,155,000
C & P Homes, Inc. (a)(b)  1,600,000  1,030,373
Filinvest Land, Inc. ORD (a)  550,000  148,020
First Phillipines Holdings Corp.   354,110  748,791
Guoco Holdings, Inc. Class B (e)  36,485,000  6,522,693
House of Investments, Inc.  5,095,000  1,116,551
Interport Resources Corp. Class B (a) 100,000,000 69,200 Ionics Circuits, Inc. (a) 500,000 701,653
Kuok Philippine Properties, Inc. (a)  311,200  13,879
Lepanto Consolidated Mining Co. (a)  92,170,000  673,293
Liberty Telecoms Holdings, Inc. (a) 63,304,000 3,163,985 Liberty Telecoms Holdings, Inc. (a)(b) 20,919,000 1,045,548 Manila Mining Corp. Class B 351,788,000 946,767
Megaworld Properties & Holdings, Inc. (a)  6,004,000  3,000,846
Metropolitan Bank & Trust Co.   22,551  416,166
Metro Pacific, Inc. Class B  83,830,766  12,086,326
Mondragon International
 Philippines, Inc. (a)  6,487,000  2,045,114
Negros Navigation Co. (a)  2,625,000  287,630
PICOP Resources  12,675,000  4,142,157
Philex Mining Corp. (a)  7,552,934  871,158
Private Development Corp. of the
 Philippines (a)  2,016,000  1,608,305
Robinson's Land Corp. (a)  16,673,000  2,467,937
SM Prime Holdings, Inc. (a)  1,300,000  349,865
Sanitary Wares Manufacure Corp.  186,000  63,645
San Miguel Corp. Class B  6,500  21,492
Steniel Manufacturing Corp.  3,280,750  567,604
United Paragon Mining Corp. (a)  4,500,000  1,125
  53,568,040
POLAND - 0.3%
BRE (Bank Rozwoju Eksportu)  20,000  311,455
Debica SA Class A  5,000  69,099
Krosno Krosnienskie Szkala SA  14,000  228,292
Okocimskie Zaklady Piwowarskie SA (a)  20,000  481,044
RAFAKO (a)  10,000  76,233
Warta SA (Reg) (a)  7,203  138,011
Wedel SA  5,000  220,139
Zaklady Piwowarskie W Zywcu SA  15,500  1,232,165
  2,756,438
PORTUGAL - 0.0%
CIN  6,250  189,467
Mague (Constru Metalom)  1,586  30,991
Unicer (Uniao Cervejeira) SA  10,000  162,388
  382,846
RUSSIA - 0.1%
Mosenergo AO sponsored ADR (a)(b)  65,000  568,750

 SHARES VALUE (NOTE 1)
SINGAPORE - 4.0%
ABR Holdings Ltd.   500,000 $ 944,130
Asiamatrix Ltd.   420,000  614,851
Focal Finance Ltd.   503,200  960,849
Hong Leong Finance Ltd.:
 (For. Reg.)  909,000  2,751,429
 (warrants) (a)  424,600  369,348
Keppel Finance Ltd.   1,848,000  2,326,337
L&M Group Investments Ltd.   500,000  937,058
Overseas Union Trust Ltd. (For. Reg.)  751,000  2,018,246
Singapore Finance Ltd.   3,211,400  4,973,809
Singapore Finance Ltd.(warrants) (a)  200,000  104,668
Tat Lee Finance Ltd.   1,292,000  1,726,931
Tat Lee Finance Ltd. (warrants) (a) 494,023 269,022 Transmarco Ltd. (e) 1,513,000 14,766,195
Van Der Horst Ltd.   2,007,000  10,290,488
  43,053,361
SOUTH AFRICA - 2.5%
AECI Ltd.   100,000  699,157
Amalgamated Banks of South Africa Ltd.   204,880  968,999
Anglo American Corp. of
 South Africa (Reg.)  80,000  4,551,374
Anglo American Industrial Corp. Ltd.   30,000  1,513,469
Anglovaal Ltd. Class N (b)  72,600  2,756,898
Cashbuild Ltd.   10,000  15,080
De Beers Consolidated Mines Ltd. ADR  10,000  275,000
Nampak Ltd. (a)  20,000  102,817
Nedcor Ltd.   30,300  431,997
Nedcor Ltd. unit (a)(b)  85,000  4,887,500
Polifin Ltd. (a)  45,100  97,069
Power Technologies Ltd.   500,000  945,918
Sasol Ltd.   102,781  887,683
Smith (CG) Ltd. (a)  20,000  130,235
South African Brewers Ltd.   268,400  8,812,365
South African Brewers Ltd. Sponsored ADR 5,000 163,125 Southern Life Association Ltd., The 10,000 94,592
Standard Bank Investment Corp.   5,000  190,555
  27,523,833
SRI LANKA - 0.4%
Aitken Spence & Co. Ltd.   95,000  369,744
Asia Capital Ltd. (a)  903,100  185,460
Blue Diamond Jewelry Worldwide Ltd.   572,282  218,257
Development Finance Corp. of Ceylon (a)  282,488  1,668,519
John Keells Holdings Ltd.   86,500  287,600
John Keells Holdings Ltd. GDR  77,500  503,750
Kelani Tyres Ltd. (Loc. Reg.) (a)  136,920  36,151
Lanka Ceramic Ltd. (a)  101,300  81,230
Lanka Tiles Ltd.   181,100  154,075
National Development Bank  196,600  845,922
Sampath Bank Ltd.   90,000  84,491
Vanik, Inc. Ltd.   48,000  26,286
Vanik, Inc. Ltd. (warrants) (a)  9,600  657
  4,462,142
TAIWAN (FREE CHINA) - 0.3%
Advanced Semiconductor Engineering, Inc.
 GDR (a)(b)  33,000  404,250
GVC Corp. GDR (a)(b)  27,239  231,532
Hocheng Corp. GDR (b)  634  5,231
Yageo Corp. GDR (a)  174,669  1,790,357
Yageo Corp. GDR (a)(b)  35,721  366,140
  2,797,510
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
THAILAND - 17.2%
Ayudhya Insurance Co.   291,000 $ 2,012,080
Ayudhya Life Assurance Co. (For. Reg.)  7,500  34,274
Bangkok Bank Ltd.   1,986,800  20,527,240
Bangkok Expressway PCL (For. Reg.) (a) 4,317,900 6,992,029 Bangkok Insurance PCL (For. Reg.) 146,500 2,386,847
Bangkok Metropolitan Bank PCL:
 (For. Reg.)  6,445,866  6,403,602
 (Loc. Reg.) (a)  700,000  695,410
Bangkok Union Insurance Co. Ltd.
 (For. Reg.) (a)  50,000  115,239
Berli Jucker PCL  55,000  124,578
Bumrungrad Hospital PCL (For. Reg.) (a)  50,000  85,436
Charan Insurance PCL (For. Reg.)  288,500  940,075
Christiani & Nielsen (For. Reg.) (a)  100,000  153,984
Deves Insurance Co., Ltd.   20,000  193,920
General Engineering Ltd. (a)  20,000  35,764
Industrial Finance Corp. (For. Reg.) 11,144,266 36,534,947 International Broadcasting Corp.
 (For. Reg.)  20,000  42,122
Kiatnakin Finance & Securities PCL
 (warrants) (a)  24,516  -
Krung Thai Bank (For. Reg.)  6,918,910  27,494,178
Nithipat Capital PCL  765,200  2,341,363
Nithipat Capital PCL (warrants) (a)  160,866  -
Pacific Insurance PCL  66  163
Phatra Insurance PCL (For. Reg.)  26,000  175,641
Property Perfect PCL (For. Reg.)
 (warrants) (a)  4,444  8,123
Quality Houses Co. Ltd. (For. Reg.)  50,000  220,544
Raimon Land Co. Ltd. (For. Reg.)  900,000  2,020,664
SCF Finance and Securities
 Co. Ltd. (rights) (a)  129,675  -
Safety Insurance PCL (For. Reg.)  363,200  534,012
Securities One PCL (warrants) (a)  36,483  -
Siam City Bank PCL (For. Reg.)  17,903,000  22,765,587
Siam City Credit Finance &
 Securities Co. Ltd.:
 PCL  67,100  287,971
 (rights) (a)  102,977  -
Siam Commercial Life Assurance
 (For. Reg.) (a)  215,100  307,713
Siam General Factoring PCL (For. Reg.) (a)  145,000  331,313
S Khon Kaen Food Industry PCL
 (For. Reg.)  30,700  89,056
Somprasong Land and Development
PCL (For. Reg.) (a)  300,000  572,223
Swedish Motors Corp. PCL (For. Reg.)  228,400  1,016,523
Thai Farmers Bank PCL  2,907,100  24,028,484
Thai Military Bank Ltd. (For. Reg.) 6,606,680 25,990,913 Thai Reinsurance Co. Ltd. (For. Reg.) 170,000 587,721
Thai Wah Food Products PCL (For. Reg.)  270,375  244,428
Thai Wah Resorts Development PCL
 (For. Reg.)  450,000  317,405
Tong Hua Daily News Co., Ltd.
 (For. Reg.)  657,500  914,465
  187,526,037
TURKEY - 0.1%
Akbank  500,000  131,517
Aksigoria (b)  230,875  31,039
Altinyildiz Mensucat Ve Konfeksiyon
 Fabrikalari AS  540,000  152,560
Anadolu Anonim Turk Sigoria SK  400,000  32,343
Bossa Ticaret Ve Sanayi Isletmeleri (a)(b)  1,500,000  140,285

 SHARES VALUE (NOTE 1)
Medya Holdings AS Class C  200,000 $ 6,430
Turkiye Garanti Bankasi AS  4,015,250  379,431
  873,605
UNITED KINGDOM - 0.1%
Antofagasta Holdings PLC  280,000  1,349,747
UNITED STATES OF AMERICA - 0.1%
Capco Automotive Products Corp  158,600  1,209,325
VENEZUELA - 0.3%
CA Venepal GDR Class A ADR (a)(b)  2,864  5,728
Corimon SA CA sponsored ADR (a)  16,700  70,975
Electricidad de Caracas  2,382,228  2,041,489
Mavesa SA sponsored ADR (b)  272,650  1,057,852
Venezolana de Prerreducidos Caroni
 Venpreca CA GDR (b)  1,500  8,070
  3,184,114
TOTAL COMMON STOCKS
 (Cost $1,071,604,856)  1,045,636,652
PREFERRED STOCKS - 0.5%
CONVERTIBLE PREFERRED STOCKS - 0.2%
MALAYSIA - 0.2%
Arab Malaysian Finance BHD unsecured
 7 1/2%, 11/20/99 (For. Reg.) (a)  3,242,666  1,722,616
NONCONVERTIBLE PREFERRED STOCKS - 0.3%
BRAZIL - 0.2%
COSIPA (CIA Sidurg Paulista) Class B (a)  1,427,000  2,137,161
KOREA (SOUTH) - 0.1%
Hotel Shilla (a)  22,550  206,299
Hyundai Motor Service Co. Ltd.   42,860  1,296,303
Korea First Securities Co. Ltd.  2,060  22,211
Shinhan Investment & Finance Co. Ltd.   9,045  102,845
  1,627,658
TOTAL NONCONVERTIBLE PREFERRED STOCKS   3,764,819
TOTAL PREFERRED STOCKS
 (Cost $7,732,843)   5,487,435
CONVERTIBLE BONDS - 1.1%
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (C)
HONG KONG - 0.4%
Lai Fung Overseas Finance Ltd.
 euro 5 1/2%, 2/5/98 (d) - $ 5,690,000  4,608,900
INDIA - 0.2%
Gujarat Ambuja Cement Ltd.:
 3 1/2%, 6/30/99 (b) -  190,000  262,200
 euro 3 1/2%, 6/30/99 -  1,150,000  1,587,000
  1,849,200
MEXICO - 0.1%
Alfa SA de CV 8%, 9/15/00 (b) -  500,000  478,750
Grupo Financiero Invermexico
 7 1/2%, 6/16/01 (b) -  1,000,000  280,000
  758,750
CONVERTIBLE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (C)
NETHERLANDS - 0.4%
Liblife International NV
 euro 6 1/2%, 9/30/04 - $ 4,000,000 $ 4,490,000
TOTAL CONVERTIBLE BONDS
 (Cost $12,856,988)   11,706,850
REPURCHASE AGREEMENTS - 2.5%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 5.88%, dated
 10/31/95 due 11/1/95  $ 27,478,487  27,474,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $1,119,668,687) $  1,090,304,937
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $37,115,233 or 3.4% of net assets.
3. Principal amount is stated in United States dollars unless otherwise noted.
4. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
5. A company in which the fund has ownership of at least 5% of the voting securities is a affiliated company. A summary of the transactions during the period in which the issuers were affiliates is a follows:
 PURCHASES SALES DIVIDEND MARKET
AFFILIATE COST COST INCOME VALUE
Berjaya South Island BHD  $ 1,630,448 $ 5,108,180 $ 38,646 $ -
China First Pencil Co. Ltd. Class B   33,190  -  -  1,235,446
DG Kahn Cement Ltd.   157,813  -  -  980,052
Guoco Holdings, Inc. Class B   1,293,908  -  30,253  6,522,693
Mondragon International
Philippines, Inc.   -  784,688  -  -
North Borneo Timber BHD   -  6,814,756  -  -
Shanghai Hero Ltd. Class B   -  -  -  961,199
Shanghai Refrigerator
Compressor Co. Class B   46,354  -  -  1,749,322
Shanghai Vacuum Electron
Devices Co. Ltd.   96,278  -  -  1,483,574
Transmarco Ltd.   1,644,339  2,323,089  61,734  14,766,195
TOTALS  $ 4,902,330 $   15,030,713 $ 130,633 $ 27,698,481
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $1,047,699,607 and $1,532,101,039, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $86,207 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $2,135,000. The weighted average interest rate was 6.4% (see Note 6 of Notes to Financial Statements).
INCOME TAX INFORMATION
At October 31, 1995, the aggregate cost of investment securities for income tax purposes was $1,131,727,069. Net unrealized depreciation aggregated $41,422,132, of which $137,337,459 related to appreciated investment securities and $178,759,591 related to depreciated investment securities. At October 31, 1995, the fund had a capital loss carryforward of approximately $11,421,000 all of which will expire on September 30, 2002. The fund has elected to defer to its fiscal year ending September 30, 1996 approximately $92,140,000 of losses recognized during the period October 1, 1994 to September 30, 1995.
For the period, interest and dividends from foreign countries were $23,800,531 or $0.33 per share. Taxes accrued or paid to foreign countries were $2,515,975 or $0.03 per share.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investments in Securities
Basic Industries   10.7
Conglomerates   1.9
Construction & Real Estate   11.7
Durables    3.0
Energy    0.9
Finance   36.9
Health   0.2
Holding Companies   4.7
Industrial Machinery & Equipment   1.3
Media & Leisure   1.8
Nondurables   7.0
Precious Metals   0.5
Repurchase Agreements   2.5
Retail & Wholesale   3.7
Services   0.3
Technology   2.2
Transportation   0.3
Utilities   10.4
    100.0%
EMERGING MARKETS
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 OCTOBER 31, 1995

ASSETS

Investment in securities, at value (including repurchase agreements of $27,474,000) (cost $1,119,668,687) -      $ 1,090,304,937
See accompanying schedule

Cash                                                                                                               627,673

Receivable for investments sold                                                                                   15,107,525

Receivable for fund shares sold                                                                                    711,653

Dividends receivable                                                                                               1,576,051

Interest receivable                                                                                                325,329

Redemption fees receivable                                                                                         386

 TOTAL ASSETS                                                                                                     1,108,653,554

LIABILITIES

Payable for investments purchased                                                                   $ 4,815,614

Payable for fund shares redeemed                                                                     6,326,692

Accrued management fee                                                                               735,473

Other payables and accrued expenses                                                                  1,192,617

 TOTAL LIABILITIES                                                                                              13,070,396

NET ASSETS                                                                                                      $ 1,095,583,158

Net Assets consist of:

Paid in capital                                                                                                 $ 1,254,740,388

Undistributed net investment income                                                                             2,812,777

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions             (132,540,126
                                                                                                                )

Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies      (29,429,881
                                                                                                               )

NET ASSETS, for 72,342,948 shares outstanding                                                                  $ 1,095,583,158

NET ASSET VALUE and redemption price per share ($1,095,583,158 (divided by) 72,342,948 shares)                  $15.14

Maximum offering price per share (100/97.00 of $15.14)                                                          $15.61


STATEMENT OF OPERATIONS



 YEAR ENDED OCTOBER 31, 1995

INVESTMENT INCOME                                                                                               $ 22,189,600
Dividends (including $130,633 received from affiliated issuers)

Interest                                                                                                          4,228,474

                                                                                                                   26,418,074

Less foreign taxes withheld                                                                                        (2,515,975
                                                                                                                   )

 TOTAL INCOME                                                                                                      23,902,099

EXPENSES

Management fee                                                                                     $ 10,483,318

Transfer agent

 Fees                                                                                               4,560,626

 Redemption fees                                                                                   (67,140
                                                                                                   )

Accounting fees and expenses                                                                       564,844

Non-interested trustees' compensation                                                               12,712

Custodian fees and expenses                                                                         1,776,872

Registration fees                                                                                   71,308

Audit                                                                                               68,116

Legal                                                                                               72,308

Interest                                                                                            1,145

Miscellaneous                                                                                       19,885

 Total expenses before reductions                                                                   17,563,994

 Expense reductions                                                                                 (2,769          17,561,225
                                                                                                   )

NET INVESTMENT INCOME                                                                                              6,340,874

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including realized loss of $(302,572) on sales of investments in affiliated
issuers)                                                                                            (105,159,525
                                                                                                   )

 Foreign currency transactions                                                                      (3,272,140      (108,431,665
                                                                                                   )               )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                                                              (290,773,855
                                                                                                   )

 Assets and liabilities in foreign                                                                  44,596          (290,729,259
 currencies                                                                                                        )

NET GAIN (LOSS)                                                                                                    (399,160,924
                                                                                                                  )

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                                    $ (392,820,050
                                                                                                                   )

OTHER INFORMATION                                                                                                   $2,207,409
Sales charges paid to FDC

 Accounting fees paid to FSC                                                                                        $560,714


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED    YEAR ENDED
                                    OCTOBER 31,   OCTOBER 31,
                                    1995          1994




Operations                                                                                     $ 6,340,874       $ 6,347,187
Net investment income

 Net realized gain (loss)                                                                       (108,431,665)     (18,434,477)

 Change in net unrealized appreciation (depreciation)                                           (290,729,259)     152,006,813

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                (392,820,050)     139,919,523

Distributions to shareholders                                                                   (3,891,795)       (2,588,073)
From net investment income

 In excess of net investment income                                                             -                 (549,335)

 TOTAL DISTRIBUTIONS                                                                            (3,891,795)       (3,137,408)

Share transactions                                                                              402,587,670       2,784,381,422
Net proceeds from sales of shares

 Reinvestment of distributions                                                                  3,798,329         3,076,294

 Cost of shares redeemed                                                                        (892,234,446)     (1,715,598,654)

 Redemption fees                                                                                1,772,044         9,993,085

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                       (484,076,403)     1,081,852,147

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                      (880,788,248)     1,218,634,262

NET ASSETS

 Beginning of period                                                                            1,976,371,406     757,737,144

 End of period (including undistributed net investment income of $2,812,777 and $2,603,242,
respectively)                                                                                  $ 1,095,583,158   $ 1,976,371,406

OTHER INFORMATION
Shares

 Sold                                                                                          25,937,062        151,470,579

 Issued in reinvestment of distributions                                                       218,179           178,437

 Redeemed                                                                                       (56,461,457)      (95,823,026)

 Net increase (decrease)                                                                      (30,306,216)      55,825,990



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED OCTOBER 31,

SELECTED PER-SHARE DATA   1995                      1994 D   1993   1992   1991



Net asset value, beginning of period                              $ 19.25       $ 16.18       $ 11.05     $ 10.40    $ 10.00

Income from Investment Operations

 Net investment income                                            .05           .06           .06 E       .08        .12

 Net realized and unrealized gain (loss)                          (4.13)        2.97          5.28        .76        .30

 Total from investment operations                                 (4.08)        3.03          5.34        .84        .42

Less Distributions                                                (.04)         (.04)         (.08)       (.08)      (.04)
From net investment income

 In excess of net investment income                               -             (.01)         -           -          -

 From net realized gain                                           -             -             (.15)       (.14)      -

 Total distributions                                              (.04)         (.05)         (.23)       (.22)      (.04)

Redemption fees added to paid in capital                          .01           .09           .02         .03        .02

Net asset value, end of period                                    $ 15.14       $ 19.25       $ 16.18     $ 11.05    $ 10.40

TOTAL RETURN A, B                                                 (21.17)%      19.32%        49.58%      8.56%      4.41%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                           $ 1,095,583   $ 1,976,371   $ 757,737   $ 13,732   $ 6,450

Ratio of expenses to average net assets                           1.28%         1.52%         1.91%       2.60%      2.60%
                                                                                                             C          C

Ratio of net investment income to average net assets              .46%          .39%          .44%        .90%       1.34%

Portfolio turnover rate                                           78%           107%          57%         159%       45%

A TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN. (SEE NOTE 7 OF NOTES TO FINANCIAL
STATEMENTS.)
C LIMITED IN ACCORDANCE WITH A STATE EXPENSE LIMITATION.
D EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION
93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION
OF INCOME,
CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT
COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT
CERTAIN
RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
E NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OURTSTANDING DURING THE PERIOD.


EUROPE
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value). The fund has a 3% sales charge.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                          PAST 1   PAST 5   LIFE OF
OCTOBER 31, 1995                       YEAR     YEARS    FUND

EUROPE                                 12.76%   58.87%   167.67%

EUROPE (INCL. 3% SALES CHARGE)         9.37%    54.11%   159.64%

Morgan Stanley Europe Index            13.21%   66.07%   168.94%

Average European
 Region Fund                           9.33%    42.45%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years, or since the fund started on October 1, 1986. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Europe Index - a broad measure of the performance of stocks in Europe, weighted by each country's market capitalization (or the total value of its outstanding shares). To measure how the fund's performance stacked up against its peers, you can compare it to the average European region fund, which reflects the performance of 41 funds with similar objectives tracked by Lipper Analytical Services over the past 12 months. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effects of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                    PAST 1   PAST 5   LIFE OF
OCTOBER 31, 1995                 YEAR     YEARS    FUND

EUROPE                           12.76%   9.70%    11.44%

EUROPE (INCL. 3% SALES CHARGE)   9.37%    9.03%    11.07%

Morgan Stanley Europe Index      13.21%   10.68%   11.51%

Average European Region Fund     9.33%    6.70%    n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
              Europe (301)    Europe Index
     10/01/86         9700.00       10000.00
     10/31/86         9690.30       10061.24
     11/30/86        10078.30       10600.17
     12/31/86        10485.70       10866.14
     01/31/87        11563.06       11347.33
     02/28/87        12300.92       11751.88
     03/31/87        12922.28       12332.46
     04/30/87        13456.26       12815.21
     05/31/87        13679.56       12743.90
     06/30/87        14232.95       13107.17
     07/31/87        15252.37       13548.56
     08/31/87        15572.75       13660.75
     09/30/87        16135.86       13749.78
     10/31/87        11737.82       11135.61
     11/30/87        11213.55       10645.49
     12/31/87        12048.50       11264.74
     01/31/88        11475.68       10802.62
     02/29/88        11533.94       11438.32
     03/31/88        12067.91       11753.00
     04/30/88        12407.72       11972.00
     05/31/88        12271.80       11748.03
     06/30/88        11999.95       11629.54
     07/31/88        11873.74       11655.59
     08/31/88        11252.38       11126.51
     09/30/88        11776.65       11732.04
     10/31/88        12582.47       12818.60
     11/30/88        12737.81       12976.68
     12/31/88        12751.82       13046.37
     01/31/89        13357.16       13518.81
     02/28/89        13386.93       13365.30
     03/31/89        13615.17       13462.17
     04/30/89        14200.67       13835.82
     05/31/89        13813.65       13126.86
     06/30/89        14190.74       13668.45
     07/31/89        15460.96       15277.34
     08/31/89        15341.88       15086.51
     09/30/89        16036.53       15345.58
     10/31/89        14925.09       14339.46
     11/30/89        15798.36       15135.61
     12/31/89        16874.83       16764.74
     01/31/90        17085.64       16719.83
     02/28/90        16643.94       16319.18
     03/31/90        17145.87       16549.43
     04/30/90        16804.56       16110.24
     05/31/90        17838.53       17421.38
     06/30/90        18581.38       18033.25
     07/31/90        19705.70       18792.65
     08/31/90        17356.68       16929.38
     09/30/90        15640.08       14935.59
     10/31/90        16342.78       16194.23
     11/30/90        16322.71       16356.96
     12/31/90        16100.10       16120.73
     01/31/91        16418.61       16663.17
     02/28/91        17415.23       18120.73
     03/31/91        16480.26       16904.64
     04/30/91        16439.16       16727.91
     05/31/91        16511.08       17221.35
     06/30/91        15062.38       15776.03
     07/31/91        15822.69       16867.89
     08/31/91        16141.20       17175.85
     09/30/91        16726.84       17692.04
     10/31/91        16367.24       17319.34
     11/30/91        15874.06       16911.64
     12/31/91        16769.89       18234.47
     01/31/92        16844.23       18229.22
     02/29/92        17046.02       18299.21
     03/31/92        16461.89       17658.79
     04/30/92        17545.19       18633.42
     05/31/92        18405.46       19693.79
     06/30/92        18235.53       19327.03
     07/31/92        17577.05       18636.54
     08/31/92        17630.16       18575.77
     09/30/92        17354.02       18268.54
     10/31/92        16058.31       16993.88
     11/30/92        16047.69       16985.58
     12/31/92        16346.71       17375.24
     01/31/93        16260.10       17404.43
     02/28/93        16357.53       17603.55
     03/31/93        17429.27       18509.13
     04/30/93        18003.03       18917.36
     05/31/93        18219.54       19120.87
     06/30/93        17710.74       18841.54
     07/31/93        17721.56       18906.21
     08/31/93        19161.37       20565.25
     09/30/93        19139.72       20501.36
     10/31/93        19951.64       21355.45
     11/30/93        19561.92       20894.47
     12/31/93        20787.26       22463.18
     01/31/94        22287.59       23607.14
     02/28/94        21765.73       22771.11
     03/31/94        21156.90       22126.61
     04/30/94        21765.73       23042.85
     05/31/94        20928.59       22063.34
     06/30/94        20678.54       21831.69
     07/31/94        21624.40       22975.89
     08/31/94        22309.33       23704.62
     09/30/94        22004.92       22764.65
     10/31/94        23026.89       23756.36
     11/30/94        22168.00       22846.39
     12/31/94        22087.73       22976.26
     01/31/95        21612.84       22796.38
     02/28/95        21999.37       23312.88
     03/31/95        22529.48       24394.72
     04/30/95        23291.51       25174.86
     05/31/95        23755.35       25690.31
     06/30/95        24429.02       25932.49
     07/31/95        25522.37       27284.20
     08/31/95        25036.44       26229.45
     09/30/95        26140.82       27021.80
     10/31/95        25964.12       26894.17

Let's say you invested $10,000 in Fidelity Europe Fund on October 1, 1986, when the fund started, and paid the 3% sales charge. By October 31, 1995, the value of your investment would have grown to $25,964 - a 159.64% increase on your initial investment. That compares to $10,000 invested in the Morgan Stanley Europe index, which would have grown to $26,894 over the same period - a 168.94% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)

An interview with Sally Walden, Portfolio Manager of Fidelity Europe Fund
Q. HOW HAS THE FUND PERFORMED, SALLY?
A. For the 12-month period ended October 31, 1995, the fund returned 12.76%, versus the Morgan Stanley Europe Index which returned 13.21%. The fund outperformed the average European fund which achieved a return of 9.33% over the same period, according to Lipper Analytical Services. The first six months of the period saw the fund underperform the index but the second half saw strong outperformance.
Q. WHAT FACTORS INFLUENCED THE PERFORMANCE OF THE FUND RELATIVE TO THE
INDEX?
A. The fund's performance began to improve relative to the index during the second six months of the period. Investor confidence improved and, in general, small- and medium-sized companies began to outperform large companies. Many of the largest holdings of small- and medium-sized companies in the fund performed extremely well during this period. By September, the U.K., German, Swiss and a number of the Scandinavian markets were reaching all-time highs. Many investors also were focusing on "growth" companies in which the fund concentrates as opposed to more economically sensitive companies.
Q. WHAT FACTORS INFLUENCED EUROPEAN STOCK MARKETS DURING THE PAST 12
MONTHS?
A. One of the most surprising events during the year was the slowdown in economic growth across much of Europe. Investors had expected growth to pick up during the year but slower growth in the U.S., a stronger deutschemark, the absence of any meaningful recovery in consumer demand in Europe and a buildup of inventories contributed to a slowdown in growth. This meant inflation expectations were revised downward in Europe. In Germany, inflation fell to under 2% and remained generally low in other countries - the exceptions being Italy and Spain. This enabled interest rates to decline in many of the deutschemark bloc countries: Germany, Austria, the Netherlands, Belgium and Switzerland. Bond yields also fell against this background but also were influenced by the declines in U.S. bond yields. Although lower growth resulted in downward revisions to profit growth, lower returns on cash deposits and lower bond yields encouraged many investors to increase their holdings in equities. Thus, we saw markets start to improve from about April/May onward.
Q. WHICH PARTICULAR HOLDINGS HELPED THE FUND DO WELL?
A. Nokia, a Finnish cellular communications company, was the star performer in the period - doubling in value over the year. Gehe, a German pharmaceuticals company, saw strong profit growth and I believe management has been successful in improving efficiency at recently acquired companies. Other holdings that have done well include Skandia, a Swedish insurance company; SGS Thomson, a semiconductor manufacturer; and Standard Chartered, a bank with a strong presence in the Far East.
Q. WERE EUROPEAN CURRENCY MARKETS VOLATILE DURING THE PERIOD?
A. Yes. There seemed to be two sources of the volatility. One was a consequence of a weaker dollar which disrupted foreign exchange rates in Europe, and the other was the uncertainty surrounding the timing and membership of a single European currency. Many German investors feared that the deutschemark would lose value in the run up to a single currency and have been shifting their cash into the Swiss franc. Some of this has found its way into the German equity market and this is also one reason why the Swiss market has been so strong this year. The French franc came under pressure as investors in general believe France's economic policies are deflationary and that eventually it will have to cut interest rates and go for growth. The Italian lira suffered from political uncertainty and although it did have a period of relative strength, the lira came under renewed weakness after the German government implied Italy would not be in a position to join the single currency in 1999. Finally, the Swedish krona and Finnish markka actually strengthened against the deutschemark in the latter part of the year after a period of weakness.
Q. WHAT NEW OPPORTUNITIES DID YOU FIND DURING THE PAST SIX MONTHS?
A. Shares were purchased in Hoganas, a Swedish company, which currently dominates the market for powdered metal. Sales are growing at 20% per annum. Bank of Ireland is benefiting from a strong Irish economy that is generating good loan growth. The company is over-capitalized and could give shareholders higher dividends. Cookson, a U.K. conglomerate that has a couple of high margin businesses related to semiconductors, has been showing good growth. Shares were purchased in Seita, a French tobacco company that I believed was attractively valued relative to other tobacco stocks worldwide.
Q. THE FUND ALSO HAD A LARGE EXPOSURE TO THE MEDIA SECTOR AND SOME FINANCIAL STOCKS. WHY?
A. Media companies often have strong national or local franchises, tend to generate cash and have good long term growth potential. Changes in legislation surrounding media are also creating attractive investment opportunities. There is less of a theme to holdings in the finance sector. Many of the companies are attractive in their own right. Skandia offers a highly efficient fund management administration system. Bank of Ireland is selling on very attractive valuations.
Q. WHICH INVESTMENTS DIDN'T TURN OUT AS YOU WOULD HAVE LIKED?
A. Some of the finance stocks in France have not performed as expected. Higher short-term interest rates, which have been needed to protect the franc's rate against the deutschemark, and problems with bad loans in the property market have had an adverse impact on the performance of BNP and Credit Local de France. In the UK, WH Smith, a retailer of books, newspapers and stationery, has been hit by increased competition and profits were disappointing. Holdings in these companies have been sold or reduced.
Q. WHAT IS YOUR CURRENT STRATEGY?
A. In terms of overall themes, media and telecommunications remain significant. There are also a number of service sector growth companies that I believe have strong market leadership in their chosen field. Companies with strong consumer brands are also well represented in the portfolio. Finally, the fund continues to be biased towards medium-sized companies. Such companies tend to be under-researched and so can offer good potential rewards.
Q. WHAT'S YOUR OUTLOOK GOING FORWARD?
A. Many economic indicators point to a slowdown in growth prospects over the coming year. However, inflationary pressures remain muted which could result in lower interest rates. The bond market should also remain supportive of equities. Although profit growth is being revised downward, the negative impact of this should be offset by lower interest rates. Share valuations are reasonable. Companies that offer good "visibility" of earnings are likely to be favored by investors.

FUND FACTS
GOAL: to increase the value of the fund's shares by investing mainly in equity securities of Western European issuers
START DATE: October 1, 1986
SIZE: as of October 31, 1995, more than
$492 million
MANAGER: Sally Walden, since July 1992; also manages various funds for non-U.S. investors, joined Fidelity in 1984
(checkmark)
SALLY WALDEN ON CURRENT TRENDS IN WESTERN EUROPEAN
COMPANIES:
"The financial position of many Western European companies has improved since the end of the recession in 1992/93. The growth experienced since then, coupled with lower interest rates, has enabled many companies to rebuild their balance sheets. Debt levels have declined as has the cost of financing them.
Many companies have reduced their inventory levels and cash has been accumulated. In the past, such cash resources would be spent on new capital equipment, but this is now more difficult to justify in a period of slow economic growth. This raises the question of what companies will do with their cash.
"In the past year we have seen many companies in Anglo-Saxon countries use their cash resources to buy back their own shares, which boosts earnings per share, or grant special, one-time dividends to shareholders. In some cases, cash has also been used to acquire companies. However, we have yet to see such activity in continental Europe. Up until now, share buybacks or special dividends have been either illegal or highly tax inefficient, but this could be changing. Such changes could unlock value for investors and drive up the share prices of such companies. It would, therefore, be rewarding to know where such changes are likely and which companies would take advantage of the changes.
"Corporate and industrial structures can sometimes make mergers and acquisitions difficult to achieve in Europe. Some firms are majority owned by families while others operate in very fragmented industries - particularly in the consumer related sectors. However, I expect that many of the families that own the small- and medium- sized firms may divest their interest over the coming years or become more shareholder friendly. This could unlock value in these companies.
In addition, I believe consolidation within some fragmented industries appears likely.
DISTRIBUTIONS
The Board of Trustees of Fidelity Europe Fund voted to pay on December 11, 1995, to shareholders of record at the opening of business on December 8, 1995, a distribution of $.81 derived from capital gains realized from sales of portfolio securities and a dividend of $.12 from net investment income.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.
EUROPE
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION
AS OF OCTOBER 31, 1995

United States 8.4%
Sweden 10.2%
Row: 1, Col: 1, Value: 8.300000000000001
Row: 1, Col: 2, Value: 30.2
Row: 1, Col: 3, Value: 5.7
Row: 1, Col: 4, Value: 4.4
Row: 1, Col: 5, Value: 8.300000000000001
Row: 1, Col: 6, Value: 3.4
Row: 1, Col: 7, Value: 6.2
Row: 1, Col: 8, Value: 9.800000000000001
Row: 1, Col: 9, Value: 8.300000000000001
Row: 1, Col: 10, Value: 3.8
Row: 1, Col: 11, Value: 10.2
 Belgium 3.8%
United
Kingdom 30.2%
Netherlands 6.2%
France 9.7%
Germany 9.8%
Switzerland 5.7%
Italy 3.4%
Spain 4.4%
Other 8.2%
AS OF APRIL 30, 1995
United States 8.1%
Sweden 8.2%
Row: 1, Col: 1, Value: 8.1
Row: 1, Col: 2, Value: 28.4
Row: 1, Col: 3, Value: 6.9
Row: 1, Col: 4, Value: 4.4
Row: 1, Col: 5, Value: 5.3
Row: 1, Col: 6, Value: 3.5
Row: 1, Col: 7, Value: 5.4
Row: 1, Col: 8, Value: 11.6
Row: 1, Col: 9, Value: 3.4
Row: 1, Col: 10, Value: 5.2
Row: 1, Col: 11, Value: 9.6
Row: 1, Col: 12, Value: 8.199999999999999
France 9.6%
United
Kingdom 28.4%
 Belgium 5.2%
Finland 3.4%
Germany 11.6%
Switzerland 6.9%
Netherlands 5.4%
Spain 4.4%
Other 5.3%
Italy 3.5%
ASSET ALLOCATION
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

Stocks                   92.9          92.9

Bonds                    0.2           0.3

Short-term investments   6.9           6.8

TOP TEN STOCKS
                                         % OF FUND'S   % OF FUND'S
                                         INVESTMENTS   INVESTMENTS
                                                       6 MONTHS AGO

Nokia Corp. AB, Series K                 1.8           2.0
(Finland, Communications Equipment)

Gehe AG                                  1.8           1.7
(Germany, Medical Equipment &
Supplies)

Skandia Foersaekrings AB                 1.7           0.0
(Sweden, Insurance)

Kuoni Reisen Holding AG Class B (Reg.)   1.6           1.8
(Switzerland, Entertainment)

Television Francaise 1 SA                1.6           1.6
(France, Broadcasting)

International Cabletel, Inc.             1.5           1.3
(United States, Cellular)

Ericsson (L.M.) Telephone Co. Class B    1.3           1.0
(Sweden, Communications Equipment)

PolyGram NV Ord.                         1.3           1.3
(Netherlands, Entertainment)

BIC                                      1.3           1.2
(France, Consumer Electronics)

Swiss Reinsurance Corp. (Reg.)           1.2           0.8
(Switzerland, Insurance)

TOP TEN MARKET SECTORS
                             % OF FUND'S    % OF FUND'S
                             INVESTMENTS    INVESTMENTS
                                            6 MONTHS AGO

Finance                      16.7           13.0

Media & Leisure              16.6           14.5

Health                       9.8            10.6

Retail & Wholesale           7.6            8.0

Technology                   6.8            6.3

Durables                     6.6            7.4

Utilities                    6.2            6.9

Services                     4.3            2.4

Nondurables                  4.2            5.8

Construction & Real Estate   3.9            4.5


EUROPE
INVESTMENTS OCTOBER 31, 1995

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 90.9%
 SHARES VALUE (NOTE 1)
BELGIUM - 3.6%
Audiofina  9,766 $ 5,110,705
Colruyt SA  95  23,791
Generale de Banque SA  11,762  3,831,284
Immob de Belgique  6,225  432,202
Quick Restaurants SA  54,245  4,965,432
UCB Group  3,007  3,451,039
  17,814,453
BERMUDA - 0.4%
Bona Shipholdings Ltd. (a)  203,570  2,092,760
DENMARK - 1.9%
Kobenhaven Lufthave AS  33,230  2,495,065
Teledanmark AS Class B  48,825  2,548,324
Unidanmark AS Class A  95,010  4,367,276
  9,410,665
FINLAND - 2.2%
Nokia Corp. AB, Series K  153,920  8,995,336
WSOY (Werner Soderstrom) Class B  20,030  1,817,240
  10,812,576
FRANCE - 9.7%
Axa SA  65,500  3,643,584
BIC  66,120  6,283,601
Canal Plus  34,400  5,953,507
Castorama Dubois  14,800  2,403,769
Christian Dior SA  26,000  2,556,068
Credit Local de France (b)  38,750  3,072,222
Ecco SA  17,453  2,709,549
Guilbert SA, Ste  27,400  3,294,173
Salomon SA Class A  5,584  3,227,455
Scor SA  40  1,194
Seita  73,200  2,548,694
Taittinger SA  3,660  1,326,820
Television Francaise 1 SA  77,720  8,038,628
Total SA Class B  50,328  3,115,027
  48,174,291
GERMANY - 7.8%
Bayer AG  14,116  3,751,841
Gehe AG  18,241  8,947,951
Holsten Brauerei AG  4,865  1,070,635
Mannesmann AG Ord.   16,540  5,439,947
Otto Reichelt AG  150,800  2,676,321
Rhoen Klinikum AG  27,000  2,530,082
Rhoen Klinikum AG (rights) (a)  27,000  517,517
Schering AG  85,200  5,939,474
Tarkett AG (a)  25,000  596,316
Tarkett AG (a)(b)  38,000  906,400
Veba AG Ord.   120,610  4,948,037
Wella AG  2,700  1,493,132
  38,817,653
IRELAND - 2.6%
Bank of Ireland U.S. Holdings, Inc.   380,000  2,534,490
CRH PLC  595,660  3,954,051
IWP International (U.K. Reg.)  367,530  2,439,701
Independent Newspapers PLC  655,000  3,928,688
  12,856,930
ITALY - 3.4%
De Rigo Spa sponsored ADR  828  17,078
Industrie Natuzzi Spa ADR  139,500  5,580,000
Istituto Nazionale Delle Assicurazioni
 Spa  1,284,930  1,689,285

 SHARES VALUE (NOTE 1)
Mondadori Arnoldo Editore Spa  21,550 $ 159,805
Mondadori Arnoldo Editore Spa (b)  216,900  1,608,434
Telecom Italia Mobile Spa (a)  2,394,040  4,033,573
Telecom Italia Ord.   2,394,040  3,673,997
  16,762,172
NETHERLANDS - 6.2%
Grolsche Bierbrouwerij NV  65,020  2,282,271
Heineken NV  26,962  4,783,222
Philips Electronics NV (Bearer)  99,700  3,853,323
PolyGram NV Ord.   102,390  6,390,049
SGS Thomson Microelectronics NV  83,090  3,837,541
Unilever NV ADR  28,900  3,785,900
VNU Ord.   41,430  5,806,447
  30,738,753
NORWAY - 1.1%
Bergesen Group:
 Class A  61,140  1,266,896
 Class B  27,820  571,996
Bohler-Gruppen AS (a)  48,700  38,331
Fokus Bank AS (a)  331,700  1,758,268
Fokus Bank AS (a)(b)  35,000  185,527
Helikopter Services AS  130,495  1,634,987
  5,456,005
SPAIN - 4.4%
Banco Popular Espanol  24,400  3,878,000
Centros Comerciales Continente SA  112,705  2,822,244
Corporacion Financiera Alba SA  47,970  2,654,078
Corporacion Mapfrecia International de
 Reaseguros SA (Reg.)  78,070  3,999,488
EL Aguila SA (a)  151,693  1,092,936
Empresa Nacional De Electricidad
 SA Ord.   48,660  2,421,034
FOCSA (Fomento Construcciones Y
 Contratas SA)  37,935  2,680,325
Mapfre Vida SA  3,688  194,980
Vallehermoso SA  130,295  2,109,284
  21,852,369
SWEDEN - 10.2%
Assa Abloy AB Class B (a)  309,650  2,055,209
Astra AB Class A Free shares  132,445  4,874,810
Autoliv AB  41,850  2,405,209
Ericsson (L.M.) Telephone Co. Class B  308,000  6,550,918
Forsheda AB B Free shares  107,200  1,956,647
Hennes & Mauritz AB B Free shares  39,000  2,553,211
Hoganas AB Class B Free shares  112,800  3,045,751
ICB Shipping Class B  351,160  2,913,400
Nordbanken AB (b)  29,500  436,094
Securitas B Free shares  152,500  5,912,012
Skandia Foersaekrings AB  323,113  8,212,713
Svenska Handelsbanken  135,000  2,372,422
TV 4 AB Class A  128,930  2,820,034
Volvo AB Class B  205,320  4,630,254
  50,738,684
SWITZERLAND - 5.7%
Ares Serono Class B (Bearer)  8,740  5,729,256
BBC Brown Boveri & Cie (Bearer)  4,840  5,608,693
Baloise Holding (Reg.)  1,575  3,228,993
Kuoni Reisen Holding AG Class B (Reg.)  5,056  8,052,231
Swiss Reinsurance Corp. (Reg.)  5,453  5,959,196
  28,578,369
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
UNITED KINGDOM - 30.2%
Abbey National PLC Ord.   406,470 $ 3,440,190
Angerstein Underwriting Trust PLC  1,356,770  1,897,772
Asda Group PLC  3,072,000  4,976,678
Associated British Ports PLC Ord.   706,550  3,405,942
BAA PLC Ord.   305,734  2,377,406
Barclays PLC Ord.   391,370  4,592,810
Boots Co. PLC (The)  578,630  5,116,766
CLM Insurance Fund PLC  1,219,500  1,792,500
Cadbury-Schweppes PLC Ord.   487,646  4,027,036
Chubb Security PLC  529,620  2,783,239
Comcast UK Cable Partners PLC Class A (a)  132,900  1,711,088
Compass Group PLC Ord.   611,077  4,152,971
Cookson Group  548,000  2,537,714
De la Rue PLC  166,943  2,378,639
Electrocomponents PLC  656,320  3,360,897
Flextech PLC (a)  727,580  5,485,215
H.T.V. Group Ord.   15,200  61,981
London Insurance Market Investment
 Trust PLC  3,189,770  5,243,089
MAI PLC  614,960  3,192,837
MFI Furniture Group PLC  1,007,307  2,244,789
Mirror Group Newspaper PLC  2,041,140  5,371,326
Next PLC  400,000  2,588,859
Nynex CableComms Group ADR Units (a)  110,000  2,227,500
Prudential Corp. PLC  864,470  5,403,696
Reuters Holdings PLC Ord.   556,180  5,168,770
Royal Bank of Scotland Group PLC Ord.   528,160  4,278,129
Scottish Television PLC  624,130  4,902,594
Smith & Nephew PLC  829,590  2,546,942
Smithkline Beecham Ord. Units  426,260  4,365,601
Smiths Industries PLC Ord.   259,970  2,383,119
Standard Chartered Bank PLC  514,860  4,223,291
Storehouse PLC  773,000  3,665,180
Takare PLC Ord.  1,199,600  3,886,734
Telewest Communications PLC (a)  716,750  2,005,097
Tesco PLC Ord.   1,018,620  4,829,787
Ulster Television PLC Ord.   234,020  3,524,848
Unitech PLC  337,000  2,809,615
Vendome Luxury Group PLC SA  440,000  3,890,875
Vodafone Group PLC  1,333,825  5,512,709
Westminster Health Care Holdings PLC  448,870  2,337,602
Wickes PLC  1,433,850  2,821,419
Wolseley Ord.   533,250  3,303,782
Zeneca Group PLC Ord.   177,480  3,305,776
  150,132,810
UNITED STATES OF AMERICA - 1.5%
International Cabletel, Inc. (a)  276,800  7,335,200
TOTAL COMMON STOCKS
 (Cost $341,676,487)   451,573,690
NONCONVERTIBLE PREFERRED STOCKS - 2.0%
GERMANY - 2.0%
Boss (Hugo) AG  4,850  4,045,540
Hornbach AG  3,030  3,043,659
Moebel Walther AG  5,825  2,563,802
Porsche AG (RFD) (a)  1,117  507,493
TOTAL NONCONVERTIBLE PREFERRED STOCKS
 (Cost $7,662,857)   10,160,494
CONVERTIBLE BONDS - 0.2%
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (C)
BELGIUM - 0.2%
Audiofina 5% 12/31/96 - BEF 26,010,000 $ 893,161
NORWAY - 0.0%
Color Lines 7 1/2%,
 12/31/00 - NOK 2,299  347,130
TOTAL CONVERTIBLE BONDS
 (Cost $1,094,316)   1,240,291
REPURCHASE AGREEMENTS - 6.9%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 5.88%, dated
 10/31/95 due 11/1/95  $ 34,061,562  34,056,000
TOTAL INVESTMENT IN SECURITIES - 100%
 Cost $384,489,660)  $497,030,475
CURRENCY ABBREVIATIONS
BEF - Belgian franc
NOK - Norwegian krone
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $6,208,677 or 1.3% of net assets.
3. Principal amount is stated in United States dollars unless otherwise noted.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $173,345,959 and $240,812,591, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $3,526 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $2,235,000 and $1,401,333, respectively. The weighted average interest rate was 5.9% (see Note 6 of Notes to Financial Statements).
INCOME TAX INFORMATION
At October 31, 1995, the aggregate cost of investment securities for income tax purposes was $385,127,747. Net unrealized appreciation aggregated $111,902,728, of which $123,586,564 related to appreciated investment securities and $11,683,836 related to depreciated investment securities. The fund hereby designates $10,365,838 as a capital gain dividend for the purpose of the dividend paid deduction.
For the period, interest and dividends from foreign countries were $10,719,025 or $0.51 per share. Taxes accrued or paid to foreign countries were $1,237,772 or $0.06 per share.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investments in Securities
Aerospace & Defense   0.5%
Basic Industries   2.7
Construction & Real Estate   3.9
Durables    6.6
Energy    0.6
Finance   16.7
Health   9.8
Holding Companies   0.8
Industrial Machinery & Equipment   2.4
Media & Leisure   16.6
Nondurables   4.2
Repurchase Agreements   6.8
Retail & Wholesale   7.6
Services   4.3
Technology   6.8
Transportation   3.5
Utilities   6.2
    100.0%
EUROPE
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 OCTOBER 31, 1995

ASSETS

Investment in securities, at value (including repurchase agreements of $34,056,000) (cost $384,489,660) -           $ 497,030,475
See accompanying schedule

Cash                                                                                                                 547

Receivable for investments sold                                                                                      828,249

Receivable for fund shares sold                                                                                      633,612

Dividends receivable                                                                                                 1,533,585

Interest receivable                                                                                                 37,458

Redemption fees receivable                                                                                           82

 TOTAL ASSETS                                                                                                        500,064,008

LIABILITIES

Payable for investments purchased                                                                     $ 3,924,708

Payable for fund shares redeemed                                                                       2,645,421

Accrued management fee                                                                                 347,234

Other payables and accrued expenses                                                                    279,284

 TOTAL LIABILITIES                                                                                                   7,196,647

NET ASSETS                                                                                                          $ 492,867,361

Net Assets consist of:

Paid in capital                                                                                                     $ 351,304,467

Undistributed net investment income                                                                                 3,463,355

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                  25,555,140

Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies           112,544,399

NET ASSETS, for 20,964,906 shares outstanding                                                                       $ 492,867,361

NET ASSET VALUE and redemption price per share ($492,867,361 (divided by) 20,964,906 shares)                        $23.51

Maximum offering price per share (100/97.00 of $23.51)                                                              $24.24


STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1995

INVESTMENT INCOME                                                                $ 10,651,950
Dividends

Interest                                                                          1,451,020

                                                                                  12,102,970

Less foreign taxes withheld                                                       (1,237,772
                                                                                 )

 TOTAL INCOME                                                                     10,865,198

EXPENSES

Management fee                                                     $ 3,621,828
Basic fee

 Performance adjustment                                             145,908

Transfer agent                                                      1,618,602
Fees

 Redemption fees                                                    (914
                                                                   )

Accounting fees and expenses                                        285,300

Non-interested trustees' compensation                               10,267

Custodian fees and expenses                                         246,489

Registration fees                                                   43,929

Audit                                                               47,494

Legal                                                               22,413

Interest                                                            691

Miscellaneous                                                       3,862

 Total expenses before reductions                                   6,045,869

 Expense reductions                                                 (475,027      5,570,842
                                                                   )

NET INVESTMENT INCOME                                                             5,294,356

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              26,560,699

 Foreign currency transactions                                      (32,975       26,527,724
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              24,445,008

 Assets and liabilities in foreign currencies                       (19,343       24,425,665
                                                                   )

NET GAIN (LOSS)                                                                   50,953,389

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 56,247,745

OTHER INFORMATION                                                                 $389,484
Sales charges paid to FDC

 Deferred sales charges withheld                                                  $66,854
 by FDC

 Accounting fees paid to FSC                                                      $283,887


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED    YEAR ENDED
                                    OCTOBER 31,   OCTOBER 31,
                                    1995          1994




Operations                                                                                        $ 5,294,356      $ 4,182,034
Net investment income

 Net realized gain (loss)                                                                          26,527,724       51,768,128

 Change in net unrealized appreciation (depreciation)                                              24,425,665       11,323,676

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                   56,247,745       67,273,838

Distributions to shareholders                                                        (4,575,941)      (2,098,083)
From net investment income

 From net realized gain                                                                           (2,516,901)      -

 TOTAL DISTRIBUTIONS                                                                             (7,092,842)      (2,098,083)

Share transactions                                                                                 382,348,507      549,191,101
Net proceeds from sales of shares

 Reinvestment of distributions                                                                  6,951,448        2,047,747

 Cost of shares redeemed                                                                        (453,061,566)    (637,883,238)

 Redemption fees                                                                                 13,949           -

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                         (63,747,662)     (86,644,390)

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                         (14,592,759)     (21,468,635)

NET ASSETS

 Beginning of period                                                                               507,460,120      528,928,755

 End of period (including undistributed net investment income of $3,463,355 and $2,640,665,
respectively)                                                                                     $ 492,867,361    $ 507,460,120

OTHER INFORMATION
Shares

 Sold                                                                                             18,216,804       27,996,564

 Issued in reinvestment of distributions                                                           354,493          109,623

 Redeemed                                                                                         (21,565,625)     (32,845,483)

 Net increase (decrease)                                                                          (2,994,328)      (4,739,296)



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED OCTOBER 31,

SELECTED PER-SHARE DATA   1995                      1994 B   1993   1992 F   1991





Net asset value, beginning of period                                 $ 21.18     $ 18.43     $ 15.12     $ 15.93     $ 16.28

Income from Investment Operations

 Net investment income                                               .27         .18         .25         .27         .43 E

 Net realized and unrealized gain (loss)                             2.37        2.65        3.35        (.57)       (.40)

 Total from investment operations                                    2.64        2.83        3.60        (.30)       .03

Less Distributions                                                   (.20)       (.08)       (.29)       (.48)       (.35)
From net investment income

 From net realized gain                                              (.11)       -           -           (.03) D     (.03) D

 Total distributions                                                 (.31)       (.08)       (.29)       (.51)       (.38)

Redemption fees added to paid in capital                             .00         -           -           -           -

Net asset value, end of period                                       $ 23.51     $ 21.18     $ 18.43     $ 15.12     $ 15.93

TOTAL RETURN A, C                                                    12.76%      15.41%      24.24%      (1.89)%     .15%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                              $ 492,867   $ 507,460   $ 528,929   $ 431,223   $ 297,831

Ratio of expenses to average net assets                              1.18%       1.35%       1.25%       1.22%       1.31%
                                                                     G

Ratio of net investment income to average net assets                 1.12%       .85%        1.44%       2.38%       2.83%

Portfolio turnover rate                                              38%         49%         76%         95%         80%

A TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
B EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION
93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION
OF INCOME,
CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT
COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT
CERTAIN
RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN. (SEE NOTE 7 OF NOTES TO
FINANCIAL
STATEMENTS.)
D INCLUDES AMOUNTS DISTRIBUTED FROM NET REALIZED GAINS ON FOREIGN
CURRENCY RELATED TRANSACTIONS TAXABLE AS ORDINARY INCOME.
E INCLUDES $.05 PER SHARE FROM RECOVERY OF FOREIGN TAXES PREVIOUSLY
WITHHELD ON DIVIDEND AND INTEREST PAYMENTS.
F AS OF NOVEMBER 1, 1991 THE FUND DISCONTINUED THE USE OF EQUALIZATION
ACCOUNTING.
G FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES
DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE
RATIO WOULD HAVE BEEN
HIGHER.


EUROPE CAPITAL APPRECIATION
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value). The fund has a 3% sales charge.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                                               PAST 1   LIFE OF
OCTOBER 31, 1995                                            YEAR     FUND

EUROPE CAPITAL APPRECIATION                                 6.43%    20.80%

EUROPE CAPITAL APPRECIATION (INCL. 3% SALES CHARGE)
                                                            3.24%    17.18%

Morgan Stanley Europe Index                                 13.21%   21.31%

Average European Region Fund                                9.33%    n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, or since the fund started on December 21, 1993. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Europe Index - a broad measure of the performance of stocks in Europe, weighted by each country's market capitalization (or the total value of its outstanding shares). To measure how the fund's performance stacked up against its peers, you can compare it to the average European region fund, which reflects the performance of 41 funds with similar objectives tracked by Lipper Analytical Services over the past 12 months. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effects of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                  PAST 1   LIFE OF
OCTOBER 31, 1995               YEAR     FUND

EUROPE CAPITAL APPRECIATION    6.43%    10.68%

EUROPE CAPITAL APPRECIATION
(INCL. 3% SALES CHARGE)        3.24%    8.88%

Morgan Stanley Europe Index    13.21%   10.93%

Average European Region Fund   9.33%    n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
              Fidelity Europe Europe Index
     12/21/93         9700.00          10000.00
     12/31/93         9729.10          10132.25
     01/31/94        11145.30          10648.25
     02/28/94        10670.00          10271.15
     03/31/94        10786.40           9980.44
     04/30/94        11242.30          10393.72
     05/31/94        10825.20           9951.90
     06/30/94        10602.10           9847.41
     07/31/94        11145.30          10363.51
     08/31/94        11339.30          10692.22
     09/30/94        10941.60          10268.23
     10/31/94        11009.50          10715.55
     11/30/94        10534.20          10305.10
     12/31/94        10398.40          10363.68
     01/31/95        10272.30          10282.54
     02/28/95        10563.30          10515.52
     03/31/95        10786.40          11003.49
     04/30/95        11300.50          11355.38
     05/31/95        11475.10          11587.88
     06/30/95        11640.00          11697.12
     07/31/95        12241.40          12306.82
     08/31/95        11737.00          11831.07
     09/30/95        12086.20          12188.47
     10/31/95        11717.60          12130.90

Let's say you invested $10,000 in Fidelity Europe Capital Appreciation Fund on December 21, 1993, when the fund started and paid the 3% sales charge. By October 31, 1995, the value of your investment would have grown to $11,718 - a 17.18% increase on your initial investment. That compares to $10,000 invested in the Morgan Stanley Europe index, which would have grown to $12,131 over the same period - a 21.31% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)

An interview with Kevin McCarey, Portfolio Manager of Fidelity Europe Capital Appreciation Fund
Q. KEVIN, HOW DID THE FUND PERFORM?
A. For the 12 months ended October 31, 1995, the fund returned 6.43%. That trailed the Morgan Stanley Europe index, which returned 13.21%, and the average European region fund which returned 9.33% for the same time period, according to Lipper Analytical Services.
Q. WHY DID THE FUND UNDERPERFORM?
A. For most of the year, I've been slowly switching the fund from emphasizing small- and mid-cap value names to focusing on larger "blue chip" stocks that I believe are still reasonably priced. During the period, however, being underweighted in large-cap growth names hurt the fund since those were the kinds of stocks that outperformed. Another reason for underperformance was the fact that many mid-cap stocks with somewhat disappointing earnings were excessively punished by the drop in their stock price. For example, Hornbach Baumarkt, a German home repair chain, dropped significantly even though the earnings weren't too bad. Finally, the fund was overweighted in French stocks, which performed quite poorly during the period.
Q. WHY DID YOU CHOOSE TO OVERWEIGHT THE FUND IN FRENCH STOCKS?
A. France had underperformed Europe for the year-and-a-half leading up to the spring of 1995. I believed the election of a pro-business conservative leadership during the period would have been a more neutral, if not a positive, backdrop. For both of those reasons, I began adding to the fund's French holdings. The strategy worked for about a month, but France has continued to underperform Europe during the past six months. One of the reasons is that many investors have been very skeptical of the political process in France and its ability to cut the budget deficit. Because of this uncertainty, the French franc has been somewhat weakened and the country has chosen to keep short-term interest rates higher than they otherwise might be. This has led to pressure on the stock market and a weaker-than-expected economy.
Q. WHAT CHANGES IN STRATEGY HAVE YOU MADE WITH RESPECT TO THE FRENCH
HOLDINGS?
A. Though I've trimmed back holdings in certain French securities - especially in economically sensitive or cyclical stocks - I am currently overweighted versus the Morgan Stanley Europe Index. I still think many of the stocks in France are well positioned even though some of them haven't performed well lately. Total SA is one of the fund's largest holdings. Because it's one of the 10 largest oil companies in the world, one wouldn't expect Total to be captive to the whims of the French stock market. However, since it's such a big part of the local index, it seems to move up and down with the market. During the past six months, Total has signed a contract with Iran to help its development efforts, a project which could be a positive for the company. In addition, it has one of the fastest rising production profiles of all multi-national oil companies, due largely to recent discoveries in Colombia and Southeast Asia. I also think it's one of the best managed oil companies. My interest in the stock, however, is based on the company's attractive outlook, and has little to do with the fact it happens to be located in France.
Q. WHAT OTHER STRATEGIC CHANGES HAVE YOU MADE TO THE FUND?
A. A year ago I trimmed the fund's exposure to cyclicals and began to buy pharmaceuticals, which are now about 8% of investments. As of October 31, Roche Holdings was the fund's largest holding. I think it's one of the fastest-growing pharmaceutical companies. If the relative price movement of a pharmaceutical is determined by its drug pipeline, Roche certainly has one of the most interesting pipelines in the business. SmithKline Beecham, a drug company in the U.K., is new to the fund's top 10 holdings. Both SmithKline and Roche benefited from cost-cutting associated with acquisitions made last year.
Q. WHAT ABOUT SOME OF THE FUND'S OTHER TOP 10 HOLDINGS . . .
A. I've increased the fund's position in Svedala, a Swedish mining and construction equipment company. It derives about one-third of its revenues from serving emerging markets that are spending on capital equipment in order to develop their economies. I view the stock as generally inexpensive in light of its recent pricing and productivity improvements. New to the fund's top 10 is English brewer Guinness. Unlike many of the blue chip growth stocks, Guinness has underperformed the market in the past 18 to 24 months. I think it's a growth-oriented, resilient business that is both generating cash flow and is reasonably priced - just the kind of stock I'm looking for. Finally, Brown, Boveri & Cie (BBC) is a Swiss engineering company that makes train locomotives and power generators. The company is generating reasonable growth and is seeing good volume. BBC is also attractive to me because it's selling to the emerging markets and is still reasonably priced.
Q. WHAT'S AHEAD FOR THE FUND IN THE NEXT SIX MONTHS?
A. The fund is still overweighted in France relative to its index and I think a lot of the fund's holdings are well positioned there. Because of economic and currency swings, currency selection was a negative in the most recent period. However, stock selection during the past six months proved neutral as some good stock picks offset the underweighting in blue-chip growth companies. Over the next six months, I believe that investors will be less focused on the biggest growth companies. The fund's holdings of several medium cap companies that have focused managements should once again help the fund's performance.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of Eastern and Western European issuers
START DATE: December 21, 1993
SIZE: as of October 31, 1995, more than
$194 million
MANAGER: Kevin McCarey, since 1993;
manager, Plymouth Europe Fund (now Fidelity
Advisor Overseas Fund), 1992-1993; Fidelity
Select Regional Banks Portfolio, 1986-1989;
joined Fidelity in 1985
(checkmark)
KEVIN MCCAREY ON COMPANIES WITH EXPOSURE TO THE
EMERGING MARKETS:
"With the economic slowdown in the U.S. and in Europe, and the fact that the Japanese economy hasn't picked up, one of the main areas in which a company can achieve higher volumes and consistent sales growth is in those parts of the world that are still growing the quickest, the emerging markets.
Companies that are actively supplying the emerging markets are attractive since these economies have not matured and there's still plenty of opportunity.
"The emerging markets of Latin America, Southeast
Asia and Eastern Europe are still currently the fastest-growing parts of the world. The fund owns a number of stocks that are significant exporters to these regions and/or have local operations there.
There are basically two kinds of trends to look for in picking stocks that benefit from growth in emerging markets.
"As salaries rise in these regions, the consumer demand for `western' products is increasing. The fund owns positions in Volkswagen, Guinness, LVMH, Hellenic Bottling, Michelin and Benetton, all of which are major exporters to the emerging regions.
"Another on-going theme is that as these economies are developing they are buying capital equipment to build up their infrastructure - roads, bridges and telephones. Companies that appear in this segment of the market include Ericsson, Brown Boveri, Vodafone, Svedala, Atlas Copco and Valmet.
"Finally, though the activity in the emerging markets of Eastern Europe is exciting, I don't have much exposure there because I believe the local stock markets in those countries are depressed. I also think that due to recent privatizations and increased efficiency, there is more supply of stock than demand, which does not make for inviting investment prospects."
EUROPE CAPITAL APPRECIATION
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION
AS OF OCTOBER 31, 1995

Finland 5.3%
Ireland 3.5%
Row: 1, Col: 1, Value: 5.3
Row: 1, Col: 2, Value: 22.6
Row: 1, Col: 3, Value: 10.8
Row: 1, Col: 4, Value: 11.7
Row: 1, Col: 5, Value: 8.800000000000001
Row: 1, Col: 6, Value: 8.6
Row: 1, Col: 7, Value: 6.5
Row: 1, Col: 8, Value: 4.5
Row: 1, Col: 9, Value: 17.7
Row: 1, Col: 10, Value: 3.5
United
Kingdom 22.6%
France 17.7%
Germany 4.5%
Italy 6.5%
Switzerland 10.8%
Netherlands 8.6%
Sweden 11.7
%
Other 8.8%
AS OF APRIL 30, 1995

Norway  3.3%
Row: 1, Col: 1, Value: 3.3
Row: 1, Col: 2, Value: 15.9
Row: 1, Col: 3, Value: 6.6
Row: 1, Col: 4, Value: 15.6
Row: 1, Col: 5, Value: 5.7
Row: 1, Col: 6, Value: 15.6
Row: 1, Col: 7, Value: 6.9
Row: 1, Col: 8, Value: 8.199999999999999
Row: 1, Col: 9, Value: 6.5
Row: 1, Col: 10, Value: 15.7
France 15.7%
United
Kingdom 15.9%
Germany 6.5%
Switzerland 6.6%
Italy 8.2%
Sweden 15.6
%
Netherlands 6.9%
Spain 5.7%
Other 15.6
%
ASSET ALLOCATION
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

Stocks                   97.3          95.9

Bonds                    1.9           0.0

Short-term investments   0.8           4.1

TOP TEN STOCKS
                                          % OF FUND'S   % OF FUND'S
                                          INVESTMENTS   INVESTMENTS
                                                        6 MONTHS AGO

Roche Holdings AG (part. certs.)          4.6           2.3
(Switzerland, Drugs & Pharmaceuticals)

Total SA Class B                          2.9           2.0
(France, Oil & Gas)

Svedala Industri                          2.8           2.2
(Sweden, Industrial Machinery &
Equipment)

C.S. Holdings (Reg.)                      2.6           0.0
(Switzerland, Banks)

Guinness PLC Ord.                         2.2           0.0
(United Kingdom, Beverages)

SmithKline Beecham PLC Class A            1.9           0.0
(United Kingdom, Drug & Pharmaceutical)

BBC Brown Boveri & Cie (Bearer)           1.8           0.0
(Switzerland, Electrical Equipment)

Valmet OY Class A                         1.8           1.2
(Finland, Industrial Machinery &
Equipment)

KLM Royal Dutch Airlines Ord.             1.8           0.0
(Netherlands, Air Transportation)

Vodafone Group PLC                        1.7           2.3
(United Kingdom, Cellular)

TOP TEN MARKET SECTORS
                                   % OF FUND'S    % OF FUND'S
                                   INVESTMENTS    INVESTMENTS
                                                  6 MONTHS AGO

Finance                            18.9           19.7

Industrial Machinery & Equipment   13.2           6.9

Nondurables                        9.3            3.0

Health                             8.0            6.2

Construction & Real Estate         6.8            3.4

Media & Leisure                    6.0            3.0

Basic Industries                   6.0            9.3

Durables                           5.9            9.8

Retail & Wholesale                 5.9            9.9

Energy                             5.1            11.9


EUROPE CAPITAL APPRECIATION
INVESTMENTS OCTOBER 31, 1995

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 97.3%
 SHARES VALUE (NOTE 1)
AUSTRIA - 0.1%
Hemingway Holdings AG (a)  3,500 $ 91,794
DENMARK - 0.4%
Unidanmark AS Class A  16,700  767,640
FINLAND - 5.3%
America Group Ltd. Class A  38,000  601,760
Fiskars OY, Series A  7,100  359,722
Huhtamaki Ord.   102,000  3,028,596
Kemira OY  252,200  2,121,700
Nokia Corp. AB, Series A  9,000  515,370
Valmet OY Class A  123,000  3,420,250
  10,047,398
FRANCE - 17.7%
Alcatel Alsthom CGE  33,000  2,822,488
BIS SA Ord. (a)  30,500  2,861,034
Canal Plus  17,500  3,028,674
Club Mediterranee SA:
 Ord.   21,000  1,649,462
 (rights) (a)  21,000  20,731
Credit Commercial de France Ord.   51,000  2,538,249
Ecco SA  17,000  2,639,222
Elf Sanofi SA  6,930  442,697
Eramet SA  21,400  1,446,398
LVMH  14,300  2,849,749
Michelin SA Cie Generale des
 Etablissements Class B  75,000  3,033,794
Pechiney International SA  5,096  266,151
Simco
 (Reg.)  16,000  1,294,419
 (Reg) (New) (a)  452  36,567
Skis Rossignol SA  7,900  2,109,903
Total SA Class B  90,000  5,570,507
Vallourec SA (a)  30,000  1,179,109
  33,789,154
GERMANY - 4.5%
Asko  1,500  778,405
Bayer AG  9,200  2,445,235
Gildemeister AG (a)  12,600  1,426,685
Hornbach Baumarkt AG (Bearer)  19,000  957,654
Karstadt AG  1,800  784,581
Praktiker Bau und Heim AG (a)(b)  10,500  331,701
Volkswagen AG  6,000  1,889,043
  8,613,304
GREECE - 2.7%
Alpha Credit Bank  43,000  2,584,781
Ergo Bank SA (Reg.)  20,000  861,809
Hellenic Bottling Co. SA  51,000  1,626,234
  5,072,824
HONG KONG - 0.7%
HSBC Holdings Ord.   94,000  1,398,015
IRELAND - 3.5%
Anglo Irish Bank  3,000,000  3,034,560
Bank of Ireland U.S. Holdings, Inc.   340,000  2,267,701
Jurys Hotel Group PLC (U.K. Reg.)  420,000  1,327,620
  6,629,881
ITALY - 6.5%
Banca Fideuram Spa  800,000  854,674
Benetton Group Spa (a)  149,600  1,550,576
Credito Italiano Ord.   1,850,000  2,107,809

 SHARES VALUE (NOTE 1)
Italcementi Fabbriche Ruinite Cemento
 Spa, Bergamo  101,000 $ 625,645
Italgas Spa  393,000  1,045,695
SAI (Sta Assieuratrice Industriale) Spa  175,000  1,783,488
Stet (Societa Finanziaria Telefonica) Spa
 Ord.  617,700  1,749,552
Telecom Italia Mobile Spa (a)  1,644,600  2,770,887
  12,488,326
LIECHTENSTEIN - 0.6%
Bil GT Gruppe AG (part. certs.)  2,000  1,228,333
NETHERLANDS - 8.6%
Amev NV CVA  18,700  1,174,156
BAM Groep NV  26,800  1,596,148
International Nederlanden Groep NV  51,336  3,060,709
KLM Royal Dutch Airlines Ord.   102,131  3,371,365
Macintosh Confectie NV  50,000  1,457,264
Philips Electronics NV  75,000  2,896,875
SGS-Thomson Microelectronics NV (a)  10,000  452,500
Samas-Groep NV  53,268  2,328,766
  16,337,783
NORWAY - 0.8%
Tomra Systems AS  230,000  1,451,932
POLAND - 0.3%
Zaklady Piwowarskie W Zywcu SA  7,000  556,461
SPAIN - 2.4%
Banco Bilbao Vizcaya SA Ord. (Reg.)  26,000  794,918
Banco de Santander SA Ord. (Reg.)  68,800  3,000,131
Corporacion Mapfrecia International de
 Reaseguros SA (Reg.)  5,792  296,721
Uralita SA  54,200  546,443
  4,638,213
SWEDEN - 9.8%
Atlas Copco AB Class A Free shares  187,100  2,836,431
Esselte AB Class B Free shares  61,400  903,037
Euroc AB, Series A  112,000  2,787,625
Mo Och Domsjoe (Modo) AB Class B  33,000  1,682,531
Nordbanken AB (b)  13,000  192,177
SKF AB Ord.   65,000  1,235,425
Securitas B Free shares  30,900  1,197,909
Stora Kopparbergs Bergslags AB
 Class A Free shares  142,500  1,730,386
Svedala Industri  212,700  5,406,295
Trygg Hansa B Free shares (a)  56,000  802,498
  18,774,314
SWITZERLAND - 10.8%
BBC Brown Boveri & Cie (Bearer)  3,000  3,476,463
C. S. Holdings (Reg.)  48,000  4,899,252
Logitech International SA (Reg.) (a)  300  32,996
Roche Holdings AG (part. certs.)  1,200  8,710,955
Sabdoz AG (Reg.)  3,000  2,473,383
Zurich Versicherungs AG (Reg.) (a)  3,800  1,086,670
  20,679,719
UNITED KINGDOM - 22.6%
Barratt Developments PLC  900,000  2,759,553
Bass PLC Ord.   128,200  1,343,371
Berkeley Group PLC  425,000  2,723,794
British Land Ord.   142,200  815,832
British Petroleum PLC ADR  25,000  2,206,250
Cookson Group  357,500  1,655,534
Farnell Electronics PLC  128,700  1,360,815
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
UNITED KINGDOM - CONTINUED
Grand Metropolitan PLC  460,000 $ 3,184,391
Guinness PLC Ord.   520,000  4,166,838
Inchcape Berhad Ord.   226,300  1,117,710
Lex Service Ord.   480,000  2,503,512
London Clubs International PLC  240,000  1,559,005
Next PLC  167,100  1,081,496
Premier Consolidated Oilfields Ltd. Ord. (a)  800,000  331,905
Prudential Corp. PLC  224,000  1,400,197
Smithkline Beecham PLC Class A  350,000  3,653,721
Storehouse PLC  300,000  1,422,450
Telegraph PLC (The)  257,500  1,660,473
United Biscuits Holdings PLC  240,570  1,039,904
Vodafone Group PLC  800,000  3,306,408
Waste Management International PLC
 sponsored ADR (a)  160,000  1,620,000
Woolworth Holdings PLC Ord.   310,000  2,329,736
  43,242,879
TOTAL COMMON STOCKS
 (Cost $176,240,980)   185,807,970
CONVERTIBLE BONDS - 1.9%
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (C)
SWEDEN - 1.9%
Ericsson (L.M.) Telephone Co.
 4 1/4%, 6/30/00
 (Cost $3,856,316) A2 SEK 12,500,000  3,658,003
REPURCHASE AGREEMENTS - 0.8%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 5.88%, dated
 10/31/95 due 11/1/95   $ 1,514,247  1,514,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $181,611,296)  $ 190,979,973
CURRENCY ABBREVIATIONS
SEK - Swedish krona
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $523,878 or 0.3% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $424,374,148 and $588,401,182, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $74,000 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $13,497,000 and $7,080,000, respectively. The weighted average interest rate was 6.3% (see Note 6 of Notes to Financial Statements).
INCOME TAX INFORMATION
At October 31, 1995, the aggregate cost of investment securities for income tax purposes was $181,664,071. Net unrealized appreciation aggregated $9,315,902, of which $15,770,323 related to appreciated investment securities and $6,454,421 related to depreciated investment securities.
At October 31, 1995, the fund had a capital loss carryforward of approximately $1,744,000 all of which will expire on October 31, 2003.
For the period, interest and dividends from foreign countries were $7,186,941 or $0.45 per share. Taxes accrued or paid to foreign countries were $794,837 or $0.05 per share.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investments in Securities
Basic Industries   6.0%
Construction & Real Estate   6.8
Durables    5.9
Energy    5.1
Finance   18.9
Health   8.0
Holding Companies   0.5
Industrial Machinery & Equipment   13.2
Media & Leisure   6.0
Nondurables   9.3
Repurchase Agreements   0.8
Retail & Wholesale   5.9
Services   3.5
Technology   3.7
Transportation   1.8
Utilities   4.6
    100.0%
EUROPE CAPITAL APPRECIATION
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 OCTOBER 31, 1995

ASSETS

Investment in securities, at value (including repurchase agreements of $1,514,000) (cost $181,611,296) -           $ 190,979,973
See accompanying schedule

Cash                                                                                                                 5,262

Receivable for investments sold                                                                                      4,442,391

Receivable for fund shares sold                                                                                      124,923

Dividends receivable                                                                                                 981,573

Interest receivable                                                                                                  56,763

Redemption fees receivable                                                                                           63

 TOTAL ASSETS                                                                                                        196,590,948

LIABILITIES

Payable for investments purchased                                                                     $ 1,119,648

Payable for fund shares redeemed                                                                       776,698

Accrued management fee                                                                                 129,416

Other payables and accrued expenses                                                                    132,398

 TOTAL LIABILITIES                                                                                                   2,158,160

NET ASSETS                                                                                                          $ 194,432,788

Net Assets consist of:

Paid in capital                                                                                                     $ 183,456,993

Undistributed net investment income                                                                                 3,687,757

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                 (2,081,200
                                                                                                                    )

Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies          9,369,238

NET ASSETS, for 16,100,670                                                                                         $ 194,432,788
shares outstanding

NET ASSET VALUE and redemption price per share ($194,432,788 (divided by) 16,100,670 shares)                       $12.08

Maximum offering price per share (100/97.00 of $12.08)                                                             $12.45


STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1995

INVESTMENT INCOME                                                                $ 7,210,341
Dividends

Interest                                                                          766,431

                                                                                  7,976,772

Less foreign taxes withheld                                                       (794,837
                                                                                 )

 TOTAL INCOME                                                                     7,181,935

EXPENSES

Management fee                                                     $ 1,962,713
Basic fee

 Performance adjustment                                             208,549

Transfer agent                                                      868,715
Fees

 Redemption fees                                                    (430
                                                                   )

Accounting fees and expenses                                        154,672

Non-interested trustees' compensation                               2,137

Custodian fees and expenses                                         206,635

Registration fees                                                   14,775

Audit                                                               41,914

Legal                                                               4,427

Interest                                                            18,591

Miscellaneous                                                       1,787

 Total expenses before reductions                                   3,484,485

 Expense reductions                                                 (2,438        3,482,047
                                                                   )

NET INVESTMENT INCOME                                                             3,699,888

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              (1,136,503
                                                                   )

 Foreign currency transactions                                      (12,404       (1,148,907
                                                                   )             )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              9,365,525

 Assets and liabilities in foreign currencies                       (24,802       9,340,723
                                                                   )

NET GAIN (LOSS)                                                                   8,191,816

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 11,891,704

OTHER INFORMATION                                                                 $155,891
Sales charges paid to FDC

 Accounting fees paid to FSC                                                      $153,762


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED    DECEMBER 21,
                                    OCTOBER 31,   1993
                                    1995          (COMMENCEMENT
                                                  OF
                                                  OPERATIONS) TO
                                                  OCTOBER 31,
                                                  1994




Operations                                                                                      $ 3,699,888      $ 1,968,835
Net investment income

 Net realized gain (loss)                                                                          (1,148,907)      55,763

 Change in net unrealized appreciation (depreciation)                                              9,340,723        28,515

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                   11,891,704       2,053,113

Share transactions                                                                                 303,427,272      942,473,601
Net proceeds from sales of shares

 Cost of shares redeemed                                                                           (473,746,104)    (591,671,795)

 Redemption fees                                                                                   4,997            -

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                           (170,313,835)    350,801,806

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                          (158,422,131)    352,854,919

NET ASSETS

 Beginning of period                                                                               352,854,919      -

 End of period (including undistributed net investment income (loss) of $3,687,757 and $(168,912),$ 194,432,788    $ 352,854,919
respectively)

OTHER INFORMATION
Shares

 Sold                                                                                              26,489,106       83,509,152

 Redeemed                                                                                          (41,479,214)     (52,418,374)

 Net increase (decrease)                                                                           (14,990,108)     31,090,778



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          YEAR ENDED    DECEMBER 21,
                          OCTOBER 31,   1993
                                        (COMMENCEMENT
                                        OF
                                        OPERATIONS) TO
                                        OCTOBER 31,

SELECTED PER-SHARE DATA   1995          1994




Net asset value, beginning of period                                                                        $ 11.35     $ 10.00

Income from Investment Operations

 Net investment income                                                                                      .23         .08 D

 Net realized and unrealized gain (loss)                                                                    .50         1.27 B

 Total from investment operations                                                                           .73         1.35

Redemption fees added to paid in capital                                                                    .00         -

Net asset value, end of period                                                                              $ 12.08     $ 11.35

TOTAL RETURN A                                                                                              6.43%       13.50%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                                                                    $ 194,433   $ 352,855

Ratio of expenses to average net assets                                                                    1.36%       1.54% C

Ratio of net investment income to average net assets                                                        1.45%       .79% C

Portfolio turnover rate                                                                                     176%        317% C

A TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
B THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE
AGGREGATE NET GAIN ON INVESTMENTS FOR THE PERIOD ENDED DUE TO THE
TIMING OF
SALES AND REPURCHASES OF FUND SHARES IN RELATION TO FLUCTUATING MARKET
VALUES OF THE INVESTMENTS OF THE FUND.
C ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD.


JAPAN
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value). The fund has a 3% sales charge.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                         PAST 1    LIFE OF
OCTOBER 31, 1995                      YEAR      FUND

JAPAN                                 -12.96%   28.35%

JAPAN (INCL. 3% SALES CHARGE)         -15.57%   24.50%

TOPIX Index                           -14.84%   27.16%

Average Japanese Fund                 -11.26%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on September 15, 1992. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the TOPIX index - a broad measure of the Japanese stock market's performance, similar to the Standard & Poor's 500 stock index in the U.S. To measure how the fund's performance stacked up against its peers, you can compare it to the average Japanese fund, which reflects the performance of 12 funds with similar objectives - in this case, a very small peer group - tracked by Lipper Analytical Services over the past 12 months. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effects of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                   PAST 1    LIFE OF
OCTOBER 31, 1995                YEAR      FUND

JAPAN                           -12.96%   8.30%

JAPAN (INCL. 3% SALES CHARGE)   -15.57%   7.25%

TOPIX Index                     -14.84%   7.98%

Average Japanese Fund           -11.26%   n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
              Fidelity Japan FundTOPIX Total Return
     09/15/92            9700.00           10000.00
     09/30/92            9641.80            9811.27
     10/31/92            9544.80            9332.17
     11/30/92            9641.80            9572.82
     12/31/92            9661.20            9433.21
     01/31/93            9748.50            9384.24
     02/28/93           10301.40            9811.42
     03/31/93           11484.80           11248.65
     04/30/93           13036.80           13164.83
     05/31/93           13405.40           13960.79
     06/30/93           12610.00           13384.04
     07/31/93           13453.90           14324.51
     08/31/93           13686.70           14644.62
     09/30/93           13318.10           13883.59
     10/31/93           12949.50           13630.65
     11/30/93           11252.00           11425.15
     12/31/93           11637.09           11710.09
     01/31/94           13010.29           13580.32
     02/28/94           13621.71           14243.17
     03/31/94           13391.17           13839.98
     04/30/94           13701.90           14380.65
     05/31/94           14082.78           14642.50
     06/30/94           14934.77           15458.92
     07/31/94           14443.62           14904.58
     08/31/94           14393.51           14941.03
     09/30/94           14042.69           14546.44
     10/31/94           14303.30           14931.14
     11/30/94           13331.03           14046.14
     12/31/94           13552.55           14293.80
     01/31/95           12387.96           13541.08
     02/28/95           11810.82           12774.70
     03/31/95           12758.98           13878.24
     04/30/95           12913.57           14542.52
     05/31/95           12181.84           13603.56
     06/30/95           12016.94           12954.90
     07/31/95           12820.82           13954.75
     08/31/95           12769.29           13412.04
     09/30/95           12738.37           13423.28
     10/31/95           12449.80           12716.06

Let's say you invested $10,000 in Fidelity Japan Fund on September 15, 1992, when the fund started and paid the 3% sales charge. By October 31, 1995, the value of your investment would have grown to $12,450 - a 24.50% increase on your initial investment. That compares to $10,000 invested in the TOPIX index, which would have grown to $12,716 over the same period - a 27.16% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
JAPAN
FUND TALK: THE MANAGER'S OVERVIEW


An interview with Shigeki Makino, Portfolio Manager of Fidelity Japan Fund
Q. HOW HAS THE FUND PERFORMED OVER THE PAST YEAR, SHIGEKI?
A. The fund had a total return of -12.96% for the year ended October 31, 1995, outperforming the TOPIX Index - a measure of the overall performance of the Japanese stock market - which returned -14.84% over the same period. However, the fund trailed the average Japanese fund tracked by Lipper Analytical Services, which returned -11.26% over the same 12-month period.
Q. LET'S TALK ABOUT THE FUND'S RELATIVE PERFORMANCE . . .
A. As a matter of policy, I try to keep the fund fully invested. In addition, I do not try to predict the direction of currency rates. During the period, the market was down and the yen was weak. Because many other funds probably were more aggressive in currency hedging, and probably were not as fully invested - keeping more of a stake in cash, short-term investments and bonds - their performance beat that of Japan Fund. At the same time, the fund beat the index because it had more of a stake in electronics and pharmaceutical stocks than is represented in the index. These were two of the best performing sectors in the market over the period. Many pharmaceutical company stocks benefited from their defensive nature; in a weak economy, demand for their products remained steady. And many electronics stocks performed well because they had robust earnings growth in an economy that wasn't very strong.
Q. WERE THERE PARTICULAR STOCKS WHOSE PERFORMANCE DETRACTED FROM THE FUND'S RETURN?
A. One was Sony. Some of the reasons were because it wrote off a huge loss in its motion picture business, and also suffered from a slowdown in consumer demand in the U.S. and Southeast Asia, especially China. As a result, Sony had to reduce its prices. In addition, the smaller company stocks were, in general, a disappointment. The over-the-counter market was down more than 15% in local currency over the period.
Q. WHAT HAS THE JAPANESE ECONOMY AND INVESTMENT ENVIRONMENT BEEN LIKE OVER THE PAST SIX MONTHS?
A. Six months ago, economic prospects in Japan were very dim because the yen was so strong. Such an environment made it very difficult for most Japanese companies, as the strong yen made their products very expensive overseas. Over the past six months, we've seen the yen weaken, providing some hope that the economy would recover and corporate earnings would improve. Unfortunately, those hopes have fallen short, because growth in the developed world has slowed, decreasing demand worldwide. In addition, there has been some latent over-capacity in a variety of manufacturing areas, holding back the economy. Inventories are coming down a bit, but are still reasonably high, and consumption is fairly weak.
Q. STILL, THERE MUST HAVE BEEN SOME POSITIVE SIGNS . . .
A. Sure. First of all, long-term interest rates currently are much higher than short-term ones. That can provide an incentive for investors to borrow money in the short run and invest more for the long run. Additional capital spending could help the stock market and the economy overall. Second, going forward it should be easier for many companies to post improving performance numbers compared to previous periods, because the recent numbers have been so weak. Third, sentiment in the market is fairly pessimistic, making many stocks cheap compared to alternative investments in bonds. Finally, we're starting to see significant changes in the attitude of management with respect to shareholders. It appears that taxation rules will be eased regarding share repurchases, which could help returns on equity - the amount earned on a company's shareholder equity - significantly.
Q. LET'S TAKE A LOOK AT THOSE STOCKS THAT WERE POSITIVE CONTRIBUTORS TO THE FUND'S PERFORMANCE.
A. Three of the top performers were stocks of companies that have made concerted efforts to increase shareholder value; we've talked about two in the past. One of those is Omron, a company that makes control devices used in manufacturing processes. The other is Fuji Photo Film, which did well because investors started to appreciate the company's attempts to improve shareholder relations. I found its stock to be very cheap, benefiting from its defensive nature, meaning its business is relatively stable. The third top performer was Yamanouchi Pharmaceutical, a company that is becoming more shareholder friendly. It also benefited from its defensive characteristics. Honda also has done well, benefiting from growth in Southeast Asia for its motorcycle products, and the depreciation of the yen
- which helped overseas auto sales. The introduction of two new recreational vehicles in Japan also is helping it increase market share. Finally, NEC has thrived on an increase in semiconductor demand. Its PC business also has grown because more people are using computers in Japan, and its communications arm has shown strong earnings because cellular infrastructure spending has grown faster than many expected.
Q. NEC FALLS INTO THE TECHNOLOGY SECTOR. YOUR INVESTMENTS IN TECHNOLOGY HAVE INCREASED OVER 12% OVER THE PAST SIX MONTHS, SO THAT THEY MAKE UP APPROXIMATELY 30% OF THE FUND AT THE END OF THE PERIOD. WHAT'S THE ATTRACTION THERE?
A. There are four reasons for this. First, I find it to be one of the few areas that offers attractive valuations - stock prices relative to other measures such as earnings or cash flow. Second, electronics companies tend to be among the few Japanese companies that are globally competitive. Third, the yen's strength over the recent past has forced most electronics companies to restructure operationally. Finally, these stocks have underperformed the market significantly over the past 10 to 12 years, making them attractive from a contrarian perspective.
Q. BUT DOESN'T SUCH A LARGE STAKE IN ONE SECTOR MAKE THE FUND MORE
VOLATILE?
A. I would agree that the fund's concentration in this area may make it more volatile than the TOPIX index. On the flip side, I'd rather invest in companies that I think will do well than keep the fund more in line with the index, which would result in my buying stocks that I don't think are attractive. In addition, it's important to differentiate the fund's electronics holdings - which tend to be stocks of diversified companies - from companies purely devoted to making equipment for something like semiconductor production. For example, I'd call Hitachi an electronics-related investment, but if the semiconductor cycle ends, it has other parts to its business to help protect its value. I've stayed away from stocks of strictly semiconductor equipment makers or other stocks that are highly susceptible to the semiconductor cycle.
Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
A. While the yen's depreciation should have a positive impact, I believe the economy will be reasonably slow. Within that backdrop, I'll be focusing on areas that have strong business prospects. I find one of the few areas with that kind of outlook, again, is electronics companies or those firms with electronics subsidiaries or some exposure to electronics. Among the risks to the fund are rapid yen appreciation and lower interest rates. That would hurt the electronics exporters and the economy. In a sluggish economy, I'll maintain the fund's investments as they are now, with exposure to electronics, while avoiding banks, utilities and other interest-rate sensitive sectors.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: to increase the value of the fund's shares by investing mainly in equity securities of Japanese issuers
START DATE: September 15, 1992
SIZE: as of October 31, 1995, more than
$343 million
MANAGER: Shigeki Makino, since 1994;
analyst, Fidelity Japan Fund, 1993-1994;
joined Fidelity in 1990
(checkmark)
SHIGEKI MAKINO ON WHAT HE BELIEVES IT WILL TAKE FOR THE
JAPANESE ECONOMY AND STOCK MARKET TO TURN AROUND:
"More than anything else, I think it will take time for Japan to turn things around. In general, Japanese companies need to change the way they operate before the economy and the market rebound. Perhaps that means getting out of certain businesses or eliminating production capacity, especially in the manufacturing sector. In the service sector that may mean restructuring and becoming more productive, focusing more on a performance-based career system. In many ways, Japan resembles the U.S. in the 1970s; it's making a transition from a manufacturing economy to a service or value-added economy. Those companies that change quickly likely will benefit significantly.
"Currency has something to do with it, too. When the currency of a country strengthens, it's easy to get priced out of global markets.
"For Japan to get going again, we probably need to see a significantly weaker yen - to achieve 3% to 4% growth rates in the gross domestic product - or we have to see an acceleration of change in Japan's economy."
(solid bullet) Problems in Japan's banking industry have worsened. Banks are seeing rising funding costs because of a lack of trust. The manager finds credit spreads - the difference between the rate a bank earns from lending and the rate it pays for funding - to be peaking. Most banks are not competing globally. They have an ever-growing problem related to bad loans and declining values of real estate collateral. There have been scandals, rocking such institutions as Daiwa Bank. And most stocks in the banking sector are overvalued. The main problems have occurred within the city bank sector, as well as in non-banking areas such as housing corporations and other real estate-oriented areas, as well as leasing companies. The manager has avoided these problems, with minimal investments in these troubled areas.
JAPAN
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION
AS OF OCTOBER 31, 1995

United States 1.7%
Other 3.1%
Row: 1, Col: 1, Value: 1.7
Row: 1, Col: 2, Value: 3.1
Row: 1, Col: 3, Value: 95.2
Japan 95.2%
AS OF APRIL 30, 1995
United States 10.9%
Row: 1, Col: 1, Value: 10.9
Row: 1, Col: 2, Value: 2.5
Row: 1, Col: 3, Value: 86.59999999999999
Other 2.5%
Japan 86.6%
ASSET ALLOCATION
                                  % OF FUND'S   % OF FUND'S
                                  INVESTMENTS   INVESTMENTS
                                                6 MONTHS AGO

Stocks, closed-end investment
 companies and equity futures     97.4          88.8

Bonds                             0.9           0.3

Short-term investments            1.7           10.9

TOP TEN STOCKS
                                          % OF FUND'S   % OF FUND'S
                                          INVESTMENTS   INVESTMENTS
                                                        6 MONTHS AGO

Omron Corp.                               5.3           2.1
(Electrical Equipment)

Hitachi Ltd.                              4.7           2.2
(Electronics)

NEC Corp.                                 4.4           0.0
(Computers & Office Equipment)

Mitsubishi Electric Co. Ord.              3.7           2.5
(Electrical Equipment)

Fuji Photo Film Co. Ltd.                  3.4           3.5
(Photographic Equipment)

Rohm Co. Ltd.                             2.9           1.5
(Electronics)

Yamanouchi Pharmaceutical Co. Ltd.        2.5           2.3
(Drugs & Pharmaceuticals)

Honda Motor Co. Ltd.                      2.5           0.9
(Autos, Tires, & Accessories)

Matsushita Electric Industrial Co. Ltd.   2.4           2.1
(Consumer Electronics)

Ito-Yokado Co. Ltd.                       2.2           1.4
(General Merchandise Stores)

TOP TEN MARKET SECTORS
                                   % OF FUND'S    % OF FUND'S
                                   INVESTMENTS    INVESTMENTS
                                                  6 MONTHS AGO

Technology                         29.7           17.0

Industrial Machinery & Equipment   15.7           12.4

Durables                           14.8           16.1

Finance                            8.5            7.7

Retail & Wholesale                 6.7            6.4

Basic Industries                   4.7            10.5

Health                             4.1            4.1

Media & Leisure                    4.0            1.8

Construction & Real Estate         2.2            2.5

Services                           1.4            3.0


JAPAN
INVESTMENTS OCTOBER 31, 1995

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 91.7%
 SHARES VALUE (NOTE 1)
BASIC INDUSTRIES - 4.7%
CHEMICALS & PLASTICS - 2.4%
JSP Corp.   60,000 $ 693,744
Sekisui Chemical Co. Ltd.   270,000  3,518,691
Shin-Etsu Chemical Co. Ltd.   150,000  3,071,873
Tayca Corp. (a)  223,000  721,082
  8,005,390
IRON & STEEL - 1.8%
Kobe Steel (a)  2,018,000  5,299,339
Osaka Steel Co. Ltd.   18,000  275,146
Sumitomo Metal Industries Ltd. (a)  240,000  651,413
  6,225,898
METALS & MINING - 0.5%
Sumitomo Sitix Corp.   100,000  1,793,151
TOTAL BASIC INDUSTRIES   16,024,439
CONSTRUCTION & REAL ESTATE - 2.2%
BUILDING MATERIALS - 1.7%
Arc Land Sakamoto Co. Ltd.   11,000  142,276
Berger International  761,000  452,079
C.I. Holdings BHD  85,000  299,361
Chofu Seisaku Co. Ltd.   55,000  1,293,420
Nippon Electric Glass Co. Ltd.   202,000  3,740,924
  5,928,060
CONSTRUCTION - 0.5%
Daito Trust Construction  100,200  883,641
Kaneshita Construction Co. Ltd. Ord.   62,000  783,695
  1,667,336
TOTAL CONSTRUCTION & REAL ESTATE   7,595,396
DURABLES - 14.6%
AUTOS, TIRES, & ACCESSORIES - 5.7%
Bridgestone Corp.   100,000  1,391,407
Calsonic Corp.   235,000  1,611,876
Daido Metal Co. Ltd.   220,000  1,377,493
Honda Motor Co. Ltd.   482,000  8,406,839
Kansei Corp.   93,000  745,422
Kasai Kogyo Co. Ltd.   205,000  723,139
Keihin Seiki Manuufacturing Co. Ltd.   94,000  554,485
Mitsuba Electric Manufacturing Co. Ltd.   63,000  642,007
Sumitomo Rubber Industries Ltd.   117,000  934,349
Toyoda Gosei Co.   186,000  1,157,317
Toyota Motor Corp.   109,000  2,029,298
  19,573,632
CONSUMER DURABLES - 0.5%
Aderans Co. Ltd.   113,000  1,849,101
CONSUMER ELECTRONICS - 5.9%
Citizen Watch Co. Ltd. Ord.   270,000  1,854,588
Daiichi Corp. Ord.   97,000  2,005,487
Matsushita Electric Industrial Co. Ltd.   569,000  8,084,366
Rinnai Corp. Ord.   70,000  1,550,145
Sony Corp.   130,400  5,877,615
Zojirushi Thermos  64,000  752,535
  20,124,736
HOME FURNISHINGS - 0.8%
Komatsu Wall Industry Co. Ltd.   77,000  1,297,732
Matsuyadenki Co. Ltd.   74,000  659,115
Shimachu  27,000  714,321
  2,671,168

 SHARES VALUE (NOTE 1)
TEXTILES & APPAREL - 1.7%
Chiyoda Corp.   103,200 $ 2,032,551
Daidoh Ltd.   75,000  551,173
Danto Corp.   32,000  366,861
Danto Corp. (rights)  6,400  70,237
Morishita Co. Ltd.   44,000  314,732
Roda Vivatex PT (For. Reg.)  661,000  545,740
Tokyo Style Co. Ltd.   50,000  759,394
Yagi Corp.   87,000  1,022,978
  5,663,666
TOTAL DURABLES   49,882,303
FINANCE - 6.4%
BANKS - 0.6%
Akita Bank Ltd.   301,000  1,990,838
Union Bank of Philippines (a)  24,600  27,901
  2,018,739
CREDIT & OTHER FINANCE - 2.5%
Acom Co. Ltd.   130,000  4,241,830
Japan Securities Finance Co. Ltd.   91,000  1,141,345
Nichiei Co. Ltd.   25,000  1,555,534
Promise Co. Ltd.   40,000  1,579,540
  8,518,249
SECURITIES INDUSTRY - 3.3%
Daiko Shoken Business Co.   21,000  257,214
Daiwa Securities Co. Ltd.   270,000  3,174,759
Nomura Securities Co. Ltd.   391,000  7,164,470
Osaka Securities Finance Co. Ltd. Ord.   165,000  784,136
  11,380,579
TOTAL FINANCE   21,917,567
HEALTH - 4.1%
DRUGS & PHARMACEUTICALS - 2.5%
Yamanouchi Pharmaceutical Co. Ltd.   383,000  8,556,563
MEDICAL EQUIPMENT & SUPPLIES - 1.6%
Hitachi Medical Corp. Ord.   52,000  662,388
Hoya Corp.   160,000  4,703,346
  5,365,734
TOTAL HEALTH   13,922,297
INDUSTRIAL MACHINERY & EQUIPMENT -15.7%
ELECTRICAL EQUIPMENT - 12.2%
Hitachi Koki Co. Ltd. Ord.   88,000  786,399
Icom, Inc.   108,000  994,758
Inaba Denkisangyo Co. Ltd.   57,000  1,228,749
Mirai Industry Co. Ltd.   70,000  1,515,849
Mitsubishi Electric Co. Ord.   1,672,000  12,516,859
Murata Manufacturing Co. Ltd.   154,000  5,417,275
Omron Corp.   777,000  18,196,365
USC Corp.   21,000  674,930
Yaesu Musen Co. Ltd.   33,000  371,858
  41,703,042
INDUSTRIAL MACHINERY & EQUIPMENT - 3.5%
Aida Engineering Ltd. Ord.   172,000  1,210,093
Amada Metrecs Co. Ltd.   146,000  1,974,230
Amadasonoike Co. Ltd.   146,000  895,556
Fuji Machine Manufacturing Co. Ltd.
 Ord.   107,000  4,036,549
Heiwa Corp.   8,000  213,218
Okuma Corp. (a)  234,000  1,731,125
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED
INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED
Shintokogio Ltd.   99,000 $ 737,250
Tsugami Corp.   91,000  459,213
Zuiko Corp.   46,000  766,253
  12,023,487
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   53,726,529
MEDIA & LEISURE - 4.0%
LEISURE DURABLES & TOYS - 2.2%
Nintendo Co. Ltd. Ord.   60,000  4,421,145
Shimano, Inc.   127,000  2,364,411
Takara Co. Ltd.   84,000  650,238
  7,435,794
RESTAURANTS - 1.8%
Edosawa Co. Ltd.   18,000  405,664
Joyfull Co. Ltd.   31,000  583,215
Ohsho Food Service Corp.   78,000  1,520,945
Skylark Co. Ltd.   109,000  1,698,202
Yoshinoya D&C Co. Ltd. Ord.   126  2,000,098
  6,208,124
TOTAL MEDIA & LEISURE   13,643,918
NONDURABLES - 0.6%
FOODS - 0.5%
Chubu Suisan Co. Ltd.   150,000  693,744
Morozoff Ltd.   47,000  175,004
Sonton Food Industry Co. Ltd.   80,000  940,669
  1,809,417
HOUSEHOLD PRODUCTS - 0.1%
Uni Charm Corp. Ord.   13,000  292,979
TOTAL NONDURABLES   2,102,396
RETAIL & WHOLESALE - 6.7%
APPAREL STORES - 0.5%
Charle Co. Ltd.   95,000  1,377,688
Esprit Asia Holdings Ltd.   1,436,000  487,564
  1,865,252
APPLIANCE STORES - 0.4%
Japan CBM Corp.   50,000  1,371,809
GENERAL MERCHANDISE STORES - 2.6%
Ito-Yokado Co. Ltd.   140,000  7,668,414
Matsumotokiyoshi Co. Ltd.   17,400  409,191
Nikku Sangyo Co. Ltd.   32,000  344,912
Shinseido Co. Ltd.   28,000  290,824
  8,713,341
GROCERY STORES - 1.2%
Heiwado Co. Ltd.   85,000  1,607,467
Heromini Supermarket PT (For. Reg.)  285,500  584,578
Izumi Co. Ord.   70,000  1,330,655
Marukyo Corp.   48,000  686,689
  4,209,389
RETAIL & WHOLESALE, MISC - 2.0%
Amway Japan Ltd.   82,500  3,152,712
Senshukai Co. Ltd.   33,000  620,842
Tachibana Shokai Ltd.   31,000  300,720
Uny Co. Ltd.   156,000  2,690,314
  6,764,588
TOTAL RETAIL & WHOLESALE   22,924,379

 SHARES VALUE (NOTE 1)
SERVICES - 1.4%
LEASING & RENTAL - 1.0%
Orix Corp.   93,000 $ 3,280,584
PRINTING - 0.4%
Riso Kagaku Corp.   15,000  1,211,112
TOTAL SERVICES   4,491,696
TECHNOLOGY - 29.7%
COMMUNICATIONS EQUIPMENT - 0.2%
Aiphone Co. Ltd.   41,000  662,878
COMPUTER SERVICES & SOFTWARE - 0.4%
Hitachi Information Systems Co. Ltd.   83,000  1,041,007
ISR Group Ltd. (a)  70,000  67,604
Multipolar PT (For. Reg.)  690,000  394,980
  1,503,591
COMPUTERS & OFFICE EQUIPMENT - 7.4%
Canon, Inc.   335,000  5,744,452
Fujitsu Ltd.   256,000  3,060,311
Fujitsu Ltd. (warrants) (a)  148  258,135
NEC Corp.   1,133,000  14,987,507
Nihon Unisys Ltd.   121,000  1,209,348
  25,259,753
ELECTRONICS - 17.4%
Aiwa Co. Ltd.   85,000  1,849,003
Apollo Electronics Co. Ltd.   16,000  396,649
Hirose Electric Co. Ltd.   38,250  2,447,430
Hitachi Ltd.   1,555,000  15,998,726
KOA  270,000  4,391,750
Nichicon Corp.   390,000  5,273,627
Nitto Denko Corp.   395,000  6,308,853
Rohm Co. Ltd.   160,000  9,735,927
Ryoden Trading Co. Ltd.   135,000  1,055,607
Ryosan Co. Ltd.   81,000  2,254,079
Ryoyo Electro Corp. Ord.   169,000  3,957,768
Toshiba Corp.   400,000  2,904,316
U-Shin Ltd.   51,000  309,833
Varitronix International Ltd.   340,000  648,662
Wako Electric Co. Ltd.   80,000  1,928,372
  59,460,602
PHOTOGRAPHIC EQUIPMENT - 4.3%
Fuji Photo Film Co. Ltd.   463,000  11,478,027
Konica Corp.   460,000  3,087,551
  14,565,578
TOTAL TECHNOLOGY   101,452,402
TRANSPORTATION - 0.7%
TRUCKING & FREIGHT - 0.7%
Fukuyama Transporting Co. Ltd.   95,000  797,756
Hitachi Transport System Co.   182,000  1,605,017
   2,402,773
UTILITIES - 0.9%
TELEPHONE SERVICES - 0.9%
DDI Corp. Ord.   378  3,070,519
TOTAL COMMON STOCKS
 (Cost $320,789,756)   313,156,614
CLOSED-END INVESTMENT COMPANIES - 1.4%
 SHARES VALUE (NOTE 1)
FINANCE - 1.4%
Morgan Stanley Asia-Pacific Fund, Inc.
 (Cost $4,470,596)  428,500 $ 4,713,500
CONVERTIBLE BONDS - 0.9%
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (C)
DURABLES - 0.2%
AUTOS, TIRES, & ACCESSORIES - 0.2%
Kiriu Machine Manufacturing
 Co. Ltd. 5 1/5%, 9/30/98  - JPY 69,000,000  756,563
FINANCE - 0.7%
CREDIT & OTHER FINANCE - 0.7%
MBL International Finance
 Bermuda Trust 3%,
 11/30/02 Aa3  $ 2,310,000  2,396,625
TOTAL CONVERTIBLE BONDS
 (Cost $3,255,566)   3,153,188
U.S. TREASURY OBLIGATIONS- 0.3%
U.S. Treasury Bill, yield at time of
 purchase 5 1/4%, 12/7/95 (c)
 (Cost $994,781) Aaa  1,000,000  994,950
REPURCHASE AGREEMENTS - 5.7%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 5.88%, dated
 10/31/95 due 11/1/95  $ 19,383,165  19,380,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $348,890,699)   $341,398,252
FUTURES CONTRACTS
 EXPIRATION UNDERLYING FACE UNREALIZED
 DATE AMOUNT OF VALUE GAIN/(LOSS)
PURCHASED
166 Nikkei Stock Average
Contracts  Dec. 1995 $ 14,661,950 $(106,804)
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 4.3%
CURRENCY ABBREVIATIONS
JPY - Japanese yen
LEGEND
1. Non-income producing
2. Principal amount is stated in United States dollars unless otherwise noted.
3. Security pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $845,708.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $282,002,662 and $364,705,773, respectively.
The market value of futures contracts opened and closed during the period amounted to $39,812,804 and $23,932,875, respectively (see Note 2 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $8,356,000 and $5,260,286, respectively. The weighted average interest rate was 6.5% (see Note 6 of Notes to Financial Statements).
INCOME TAX INFORMATION
At October 31, 1995, the aggregate cost of investment securities for income tax purposes was $349,390,042. Net unrealized depreciation aggregated $7,991,790, of which $17,181,674 related to appreciated investment securities and $25,173,464 related to depreciated investment securities.
At October 31, 1995, the fund had a capital loss carryforward of approximately $34,385,000 all of which will expire on October 31, 2003.
For the period, interest and dividends from foreign countries were $2,891,369 or $0.10 per share. Taxes accrued or paid to foreign countries were $430,520 or $0.02 per share.
JAPAN
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 OCTOBER 31, 1995

ASSETS

Investment in securities, at value (including repurchase agreements of $19,380,000) (cost $348,890,699) -           $ 341,398,252
See accompanying schedule

Cash                                                                                                                 161

Receivable for investments sold                                                                                      4,240,791

Receivable for fund shares sold                                                                                      1,109,956

Dividends receivable                                                                                                 936,790

Interest receivable                                                                                                  6,644

Redemption fees receivable                                                                                          1,219

Receivable for daily variation on futures contracts                                                                  62,250

 TOTAL ASSETS                                                                                                        347,756,063

LIABILITIES

Payable for investments purchased                                                                     $ 1,999,941

Payable for fund shares redeemed                                                                       1,366,581

Accrued management fee                                                                                 203,721

Other payables and accrued expenses                                                                    204,706

 TOTAL LIABILITIES                                                                                                   3,774,949

NET ASSETS                                                                                                          $ 343,981,114

Net Assets consist of:

Paid in capital                                                                                                     $ 386,798,095

Accumulated net investment loss                                                                                      (419,251
                                                                                                                    )

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                  (34,777,290
                                                                                                                    )

Net unrealized appreciation (depreciation) on investments                                                            (7,620,440
and assets and liabilities in                                                                                       )
foreign currencies

NET ASSETS, for 28,466,696 shares outstanding                                                                       $ 343,981,114

NET ASSET VALUE and redemption price per share ($343,981,114 (divided by) 28,466,696 shares)                         $12.08

Maximum offering price per share (100/97.00 of $12.08)                                                               $12.45


STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1995

INVESTMENT INCOME                                                                 $ 2,906,233
Dividends

Interest                                                                           1,251,639

                                                                                   4,157,872

Less foreign taxes withheld                                                        (430,520
                                                                                  )

 TOTAL INCOME                                                                      3,727,352

EXPENSES

Management fee                                                     $ 2,621,095
Basic fee

 Performance adjustment                                             (362,948
                                                                   )

Transfer agent                                                      1,188,195
Fees

 Redemption fees                                                    (47,405
                                                                   )

Accounting fees and expenses                                        206,549

Non-interested trustees' compensation                               3,173

Custodian fees and expenses                                         238,522

Registration fees                                                   32,284

Audit                                                               35,276

Legal                                                               20,634

Interest                                                            6,629

Miscellaneous                                                       5,906

 Total expenses before reductions                                   3,947,910

 Expense reductions                                                 (750           3,947,160
                                                                   )

NET INVESTMENT INCOME (LOSS)                                                       (219,808
                                                                                  )

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              (33,224,417
                                                                   )

 Foreign currency transactions                                      (4,057,023
                                                                   )

 Futures contracts                                                  (1,111,175     (38,392,615
                                                                   )              )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              (19,936,966
                                                                   )

 Assets and liabilities in foreign currencies                       555,395

 Futures contracts                                                  (106,804       (19,488,375
                                                                   )              )

NET GAIN (LOSS)                                                                    (57,880,990
                                                                                  )

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ (58,100,798
                                                                                  )

OTHER INFORMATION                                                                  $375,382
Sales charges paid to FDC

 Accounting fees paid to FSC                                                       $205,394


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED    YEAR ENDED
                                    OCTOBER 31,   OCTOBER 31,
                                    1995          1994



Operations                                                                                          $ (219,808)      $ (1,174,746)

Net investment income (loss)


 Net realized gain (loss)                                                                            (38,392,615)     20,876,210


 Change in net unrealized appreciation (depreciation)                                                (19,488,375)     9,594,977


 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                     (58,100,798)     29,296,441


Distributions to shareholders from net realized gains                                                (10,783,293)     (2,956,786)


Share transactions                                                                                   328,361,252      1,298,877,029

Net proceeds from sales of shares


 Reinvestment of distributions                                                                       10,600,847       2,893,660


 Cost of shares redeemed                                                                             (396,639,291)    (977,683,984)


 Redemption fees                                                                                     903,307          1,017,597


 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                             (56,773,885)     325,104,302


  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                            (125,657,976)    351,443,957


NET ASSETS


 Beginning of period                                                                                 469,639,090      118,195,133


 End of period (including undistributed net investment (loss) income of $(419,251) and $316,078,    $ 343,981,114    $ 469,639,090

respectively)


OTHER INFORMATION

Shares


 Sold                                                                                                26,845,585       95,609,478


 Issued in reinvestment of distributions                                                             830,825          247,321


 Redeemed                                                                                            (32,128,159)     (71,792,044)


 Net increase (decrease)                                                                             (4,451,749)      24,064,755




SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED OCTOBER 31,                   SEPTEMBER 15, 1992
                                                                    (COMMENCEMENT OF
                                                                    OPERATIONS) TO
                                                                    OCTOBER 31,

SELECTED PER-SHARE DATA   1995                      1994 B   1993   1992



Net asset value, beginning of period                           $ 14.27     $ 13.35     $ 9.84      $ 10.00

Income from Investment Operations

 Net investment income (loss)                                   (.02)       (.04) F     (.09)       -

 Net realized and unrealized gain (loss)                        (1.89)      1.31        3.60        (.16)

 Total from investment operations                               (1.91)      1.27        3.51        (.16)

Less distributions from net realized gain                       (.36)       (.39)       -           -

Redemption fees added to paid in capital                        .08         .04         -           -

Net asset value, end of period                                 $ 12.08     $ 14.27     $ 13.35     $ 9.84

TOTAL RETURN A, C                                               (12.96)%    10.45%      35.67%      (1.60)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                        $ 343,981   $ 469,639   $ 118,195   $ 2,953

Ratio of expenses to average net assets                         1.15%       1.42%       1.71%       2.00% D,
                                                                                                   E

Ratio of net investment income (loss) to average net assets     (.06)%      (.32)%      (.77)%      .03% E

Portfolio turnover rate                                         86%         153%        257%        -%





A TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
B EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION
93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION
OF INCOME, CAPITAL
GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS
A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS
RELATED TO BOOK TO TAX DIFFERENCES.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 7 OF NOTES TO
FINANCIAL STATEMENT).
D FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES
DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE
RATIO WOULD HAVE BEEN
HIGHER.
E ANNUALIZED.
F NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD.


LATIN AMERICA
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value). The fund has a 3% sales charge.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                             PAST 1    LIFE OF
OCTOBER 31, 1995                          YEAR      FUND

LATIN AMERICA                             -39.85%   -1.84%

LATIN AMERICA (INCL. 3% SALES CHARGE)     -41.66%   -4.79%

Morgan Stanley Latin America Free Index   -31.33%   23.65%

Average Latin America Fund                -38.94%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, or since the fund started on April 19, 1993. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Latin America Free Index, a broad measure of the performance of stocks in Latin American markets weighted by each country's market capitalization (or the total value of the shares outstanding). To measure how the fund's performance stacked up against its peers, you can compare it to the average Latin American fund, which reflects the performance of 17 funds with similar objectives - in this case, a very small peer group - tracked by Lipper Analytical Services over the past 12 months. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effects of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                             PAST 1    LIFE OF
OCTOBER 31, 1995                          YEAR      FUND

LATIN AMERICA                             -39.85%   -0.73%

LATIN AMERICA (INCL. 3% SALES CHARGE)     -41.66%   -1.92%

Morgan Stanley Latin America Free Index   -31.33%   8.73%

Average Latin American Fund               -38.94%   n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
              Fidelity Latin AMorgan Stanley E
     04/19/93         9700.00        10000.00
     04/30/93         9641.80         9568.13
     05/31/93         9874.60         9818.14
     06/30/93        10379.00        10436.73
     07/31/93        10737.90        10716.71
     08/31/93        11746.70        11640.43
     09/30/93        11960.10        11844.71
     10/31/93        12881.60        12314.07
     11/30/93        13861.30        13120.91
     12/31/93        15722.24        14784.37
     01/31/94        16981.97        17217.49
     02/28/94        16093.32        16719.16
     03/31/94        14462.50        15584.66
     04/30/94        13437.14        14395.32
     05/31/94        14169.54        15245.68
     06/30/94        12851.22        14269.20
     07/31/94        14042.59        15621.61
     08/31/94        16132.38        18162.47
     09/30/94        16679.24        18941.58
     10/31/94        15829.65        18005.81
     11/30/94        15360.92        17492.25
     12/31/94        12079.76        14879.00
     01/31/95        10331.75        13254.17
     02/28/95         8710.70        11334.14
     03/31/95         8564.22        10943.14
     04/30/95         9618.88        12522.51
     05/31/95         9667.71        12807.01
     06/30/95         9804.43        13006.60
     07/31/95        10331.75        13409.01
     08/31/95        10527.06        13562.20
     09/30/95        10361.05        13446.57
     10/31/95         9521.23        12364.71

Let's say you invested $10,000 in Fidelity Latin America Fund on April 19, 1993, when the fund started, and paid the 3% sales charge. By October 31, 1995, your investment would have been valued at $9,521 - a -4.79% decrease on your initial investment. That compares to $10,000 invested in the Morgan Stanley Latin America Free index, which would have grown to $12,365 over the same period - a 23.65% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
LATIN AMERICA
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Patti Satterthwaite, Portfolio Manager of Fidelity Latin America Fund
Q. HOW HAS THE FUND PERFORMED, PATTI?
A. The past year was a difficult time for Latin American Funds, including this one. The fund's total return for the 12 months ended October 31, 1995, was -39.85%. That trailed the average Latin American fund, which returned - 38.94% for the same period, as tracked by Lipper Analytical Services. The fund also trailed the Morgan Stanley Latin America Free Index, which returned -31.33%.
Q. WHAT MADE THIS PAST YEAR SO DIFFICULT?
A. Throughout the year, the Latin American markets continued to suffer from the lingering effects of the Mexican peso devaluation. As a result, investment interest and equity trading volumes in the region remained sluggish despite a slight improvement in economic activity and falling interest rates. The decline was triggered when the Mexican government devalued the peso last December. That, in turn, triggered a bear market in the entire Latin American region that lasted throughout the spring.
Q. DID CONDITIONS IMPROVE DURING THE YEAR?
A. From the summer to the early fall - when the peso was relatively stable
- the Latin American markets showed some improvement. At the time, many investors seemed less negative about the viability of the region's economies. What's more, Latin American governments consistently stuck to their policies of maintaining low inflation, budget and trade surpluses. But the peso experienced more weakness in the fall, and a bad market for Latin America ensued. In October alone, Brazil was down 9.4%, Argentina fell 5.7%, Columbia was down 7.8% and Mexico was off 13.2%.
Q. WHAT CAUSED THE FUND TO UNDERPERFORM THE INDEX OVER THE PAST YEAR?
A. In the final months of 1994 this fund was one of the more heavily weighted funds in Mexico, and therefore was one of the hardest hit by the currency devaluation there.
Q. LET'S TAKE THESE COUNTRIES ONE AT A TIME. HOW HAVE YOU CHANGED THE FUND'S HOLDINGS IN BRAZIL?
A. I increased the fund's stake in Brazil to 37.5% at the end of the period, from 29.8% six months earlier. I believe Brazil's economy is growing at a healthy pace, the rate of inflation has declined, and its trade deficit is improving. I also believe an additional positive is the fact that the country wasn't forced to devalue and defend its currency the way Mexico and Argentina were. I changed the holdings within Brazil by reducing the fund's steel and paper holdings. Generally speaking, earnings for these companies are expected to deteriorate as worldwide metal and paper prices fall. On the other hand, I maintained holdings in Telebras, which has been a solid performer over the past six months. The company is a state holding company controlling 28 telephone operating subsidiaries that are monopoly suppliers of local and long distance services in Brazil. The fund's top holding as of October 31, 1995, was Panamerican Beverages, a multi-regional Coca-Cola bottler that serves Mexico, Brazil and Colombia. The company has been able to keep its operating margins above its competitors in Mexico. What's more, its volumes are up 50% in Brazil.
Q. WHAT OTHER NAMES DO YOU LIKE IN BRAZIL?
A. I also like Brahma, Brazil's largest and the world's eighth-largest beer company. The company has 50% market share in Brazil, its volumes are up substantially this year compared to last, and its pricing is a positive. Beer demand is beginning to outstrip supply. For the country's summer season, the government has actually allowed imports in to meet high demand. Also, I believe the stock is priced attractively relative to other beer companies around the world. In addition, holdings in telecommunications companies such as Telesp were increased. I believe they are most likely to gain from rate increases and industry privatization.
Q. NOW TURNING TO MEXICO, HOW DID YOU ALTER THOSE HOLDINGS?
A. As I already mentioned, throughout the year I reduced the fund's holdings in Mexico to 21.1% at the end of the period, from 39.8% a year ago. I think the country's economic growth rate will lag that of other Latin American countries. I added Grupo Modelo, a beer company, which has no debt, more than 50% market share and aggressive plans to gain more. Another large holding is the retailer Cifra. In spite of a poor economy, Cifra has gained significant market share by aggressively cutting costs and improving its operating efficiency.
Q. MOVING TO ARGENTINA, WHY DID YOU REDUCE THE NUMBER OF HOLDINGS IN THAT
COUNTRY?
A. Mainly due to political uncertainty surrounding the finance minister's resignation and because I was able to find more attractive opportunities elsewhere. One exception is Perez Companc, which is the fund's largest Argentine holding, and one of the fund's top 10 holdings at the end of the period. This conglomerate has an oil and energy focus. The company had a strong financial profile as many of its businesses were recently privatized companies.
Q. WHAT ABOUT PERU, CHILE AND COLOMBIA?
A. I increased the fund's holdings in Peru, based on improving earnings prospects and a falling inflation rate. In that country I liked Telefonica del Peru, which is the fastest growing telephone company in Latin America. With a monopoly franchise until the year 2000, it doesn't face any near-term competitive pressures. I have continued to keep the fund's holdings in Chile and Colombia rather light. In Chile, expensively valued equities and low earnings growth kept my weightings low. The Colombian equity markets suffered in part from political scandals within the government.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: high total investment return by investing mainly in equity and debt securities of Latin
American issuers
START DATE: April 19, 1993
SIZE: as of October 31, 1995, more than
$466 million
MANAGER: Patti Satterthwaite, since 1993;
assistant manager, Latin American portion of Fidelity Emerging Markets Fund, since 1990;
securities and Latin American analyst,
1986-1990; joined Fidelity in 1986
(checkmark)
PATTI SATTERTHWAITE ON HER OUTLOOK:
"The rate of economic growth for Latin American countries probably isn't going to be as quick as many might have believed a year ago. That's primarily due to a diminished amount of foreign capital available to finance this growth. One positive sign is that despite all the volatility in the markets, the region generally has stuck to its policies of reducing inflation and building budget and trade surpluses. In my view, the Mexican peso's recent decline has more to do with speculative trading than economic fundamentals. But for Latin American markets to improve, we're going to have to see economic growth and a period of stability for the peso."
LATIN AMERICA
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION
AS OF OCTOBER 31, 1995

Other 4.9%
Peru 3.8%
Row: 1, Col: 1, Value: 4.9
Row: 1, Col: 2, Value: 21.1
Row: 1, Col: 3, Value: 7.3
Row: 1, Col: 4, Value: 37.5
Row: 1, Col: 5, Value: 13.9
Row: 1, Col: 6, Value: 5.7
Row: 1, Col: 7, Value: 5.8
Row: 1, Col: 8, Value: 3.8
Panama 5.8%
United States 5.7%
Mexico 21.1%
Argentina 13.9%
Chile 7.3%
Brazil 37.5%
AS OF APRIL 30, 1995
Peru 3.4%
Panama 3.7%
United States 18.7%
Row: 1, Col: 1, Value: 18.7
Row: 1, Col: 2, Value: 3.7
Row: 1, Col: 3, Value: 19.9
Row: 1, Col: 4, Value: 7.5
Row: 1, Col: 5, Value: 29.8
Row: 1, Col: 6, Value: 13.3
Row: 1, Col: 7, Value: 3.7
Row: 1, Col: 8, Value: 3.4
Argentina 13.3%
Other 3.7%
Brazil 29.8%
Mexico 19.9%
Chile 7.5%
ASSET ALLOCATION
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

Stocks and closed-end
 investment companies    92.4          79.5

Bonds                    2.3           2.2

Short-term investments   5.3           18.3

TOP TEN STOCKS

                                                              % OF FUND'S   % OF FUND'S
                                                              INVESTMENTS   INVESTMENTS
                                                                            6 MONTHS AGO

Panamerican Beverages, Inc.                                   4.5           2.8
Class A
(Panama, Beverages)

Perez Companc Class B                                         3.8           2.9
(Argentina, Basic Industries)

Grupo Carso SA de CV Class A-1                                3.6           4.1
(Mexico, Conglomerates)

Telesp PN (Pref. Reg.)                                        3.2           2.1
(Brazil, Telephone Services)

Brahma (Cia Cervejaria) PN Class B                            3.1           1.5
(Pfd. Reg.) (Brazil, Beverages)

Compania Vale do Rio Doce PN Ord. (Brazil, Metals & Mining)   2.8           2.1

Telefonica del Peru (CPT) Class B                             2.6           0.9
(Peru, Telephone Services)

Cemex SA, Series B                                            2.6           2.2
(Mexico, Building Materials)

Telebras ON                                                   2.5           1.4
(Brazil, Telephone Services)

Bradesco PN                                                   2.5           0.8
(Brazil, Banks)


TOP TEN MARKET SECTORS
                             % OF FUND'S    % OF FUND'S
                             INVESTMENTS    INVESTMENTS
                                            6 MONTHS AGO

Utilities                    23.5           23.6

Nondurables                  16.1           11.3

Basic Industries             16.0           16.6

Finance                      15.0           8.5

Construction & Real Estate   6.0            4.8

Retail & Wholesale           4.2            4.8

Durables                     3.8            3.1

Conglomerates                3.8            4.1

Holding Companies            1.7            0.7

Energy                       1.6            2.6


LATIN AMERICA
INVESTMENTS OCTOBER 31, 1995

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 91.0%
 SHARES VALUE (NOTE 1)
ARGENTINA - 13.5%
Astra Comp Argentina de Petroleum
 (Reg.)  3,222,440 $ 4,768,973
Banco de Galicia Y Buenos Aires SA
 sponsored ADR representing
 Class B shares  350,171  6,697,020
Banco del Sud SA (a)  84,700  423,479
Banco Frances del Rio de la Plata SA  426,500  3,100,655
Banco Frances del Rio de la Plata SA ADR 172,100 3,764,688 Buenos Aires Embotelladora SA
 sponsored ADR  165,600  3,788,100
Capex SA Class A (b)  92,000  593,370
Central Costanera SA Class B
 Sponsored ADR (b)  120,700  3,289,075
Citicorp Equity Inv. Class B  31,815  95,440
Commercial del Plata (a)  897,200  1,812,253
Mirgor Sacifia Class C sponsored
 ADR (b)  245,710  429,993
Molinos Rio de La Plata SA Class B (Reg) 921,673 5,760,456 Perez Companc Class B 3,971,211 17,512,165
Telecom Argentina Stet France
 Telecom SA  1,264,900  4,869,622
Telefonica de Argentina SA Class B  2,193,000  4,626,999
  61,532,288
BERMUDA - 1.5%
Credicorp Ltd.   401,029  6,616,979
BRAZIL - 35.0%
Acesita Cia Acos Especiais Itabira Ord.   758,461,301  6,310,626
Acesita Cia Acos Especiais Itabira
 (warrants)(a)  43,628,304  454
Bradesco PN  1,225,025,036  11,211,919
Brahma (Cia Cervejaria):
 ON (warrants) (a)  1,510,428  298,473
 PN Class B (Pfd. Reg.)  36,793,095  14,043,751
 PN (warrants) (a)  117,827  17,769
Brasmotor PN  26,016,100  6,088,012
Celesc PN Class B Ord. (a)  5,371,000  4,077,826
Compania Paulista de Forca Luz Ord.   74,903,597  3,695,714
Compania Vale do Rio Doce PN Ord.   79,838,000  12,870,397
Coteminas PN  22,725,310  7,090,581
Eletrobras:
 ON  5,979,000  1,697,626
 PN Class B  37,949,110  10,814,411
Iochpe Maxion PN Ord.   3,645,311  1,137,345
Itaubanco PN (Pfd. Reg.)  10,120,100  2,999,718
Itausa Investimentos Itau SA  5,221,000  2,986,532
Iven SA (a)  5,895,300  3,310,872
Klabin Industria de Papel e Celulose PN  6,243,165  5,843,836
Light Servicos de Electricidade SA Ord.   27,138,400  8,199,382
Lojas Americanas  64,208,300  1,535,927
Marco Polo PN Ord. Class B (a)  4,052,000  737,494
Minas Gerais State Preference
 (warrants) (a)(b)  2,000  50,000
Moinho Santista-Industrias Gerais SA
 Ord. (a)  610,700  406,498
Perdigao SA Comercio e Industria
 PDG (a)  528,800,100  956,970
Petrobras PN (Pfd. Reg.)  9,596,700  828,521
Rhodia Ster SA GDR (b)  214,000  2,782,000
Souza Cruz Industria Comerico  597,600  4,276,119
Telebras:
 ON  341,974,800  11,360,027
 (Pfd. Reg.)  257,712,597  10,450,555

 SHARES VALUE (NOTE 1)
Telerj SA PN (a)  1,864,540 $ 129,926
Telepar:
 PN  7,029,944  2,193,430
 PN (rights) (a)  8,393  -
 ON (rights) (a)  81  -
Telesp:
 ON  580,000  84,482
 PN (Pfd. Reg.)  101,378,857  14,551,526
Unibanco PN  59,279,808  2,077,722
Votorantim Celulose e Paper SA
 (Pfd. Reg.)  145,251,499  4,380,960
  159,497,401
CANADA - 0.0%
Bolivar Goldfields Ltd. (a)  51,750  36,566
CHILE - 7.3%
Banco Osorno y la Union SA
 Series A sponsored ADR  343,900  4,642,650
Chilectra SA sponsored ADR  40,400  1,696,800
Chilgener SA sponsored ADR  136,800  3,283,200
Compania Cervecerias Unidas SA ADR  180,300  4,169,438
Cristalerias de Chile SA sponsored ADR  124,700  3,023,975
Empresa Nacional de Electricidad SA  115,000  2,472,500
Empresas Telex Chile SA sponsored ADR  115,200  1,036,800
Enersis SA sponsored ADR  167,100  4,198,388
Maderas Y Sinteticos SA sponsored ADR  111,500  1,993,063
Provida SA sponsored ADR  124,300  3,045,350
Santa Isabel SA sponsored ADR (a)  14,700  332,588
Soc Quimica y Minera de Chile ADR  38,000  1,648,250
Vina Concha y Toro SA
 sponsored ADR  97,500  1,706,250
  33,249,252
COLOMBIA - 2.3%
Banco de Columbia GDR (b)  420,600  2,471,025
Banco Ganadero Class C
 sponsored ADR  76,600  746,850
Banco Industrial Columbiano
 sponsored ADR  132,000  1,798,500
CADENALCO, Gran Cadena de
 Almacenes Colombianos ADR (b)  15,500  197,625
Carulla & CIA SA Class B
 sponsored ADR (b)  105,840  767,340
Cementos Argos SA  105,013  631,816
Compania Nacional de Chocolates  136,000  1,084,182
Noel (Industria Alimenticias)  112,997  424,907
Suramericana de Seguros SA  122,450  2,161,064
  10,283,309
LUXEMBOURG - 0.4%
Quilmes Industries SA  111,000  1,953,600
MEXICO - 20.3%
Apasco SA de CV  805,600  2,971,895
Cemex SA, Series B  3,751,613  11,665,793
Cifra SA Class C  10,727,200  11,007,699
Corporacion Geo SA de CV (a)  781,873  2,104,150
Corporacion Geo SA de CV Class B
 sponsored ADR (a)(b)  40,800  428,400
DESC (Sociedad de Fomento Industrial) SA:
 Class B (a)  1,570,500  5,083,314
 Class C (a)  480,048  1,506,299
Empaques Ponderosa SA Class B Ord.   167,500  355,124
Empresas Ica Sociedad Controladora SA
 de CV sponsored ADR representing
 Ord. (Part. Cert.)  368,600  3,501,700
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
MEXICO - CONTINUED
Emvasa del Valle de Enah Ord. (a)  2,243,600 $ 2,054,916
Far-Ben SA de CV Series B (a)  1,698,700  1,608,663
Fomento Economico Mexicano SA
 (FEMSA) Class B  3,422,200  7,139,459
Fondo Opcion SA de CV Class 2,
 Series B (a)  142,000  155,748
Groupo Financiero Serfin SA sponsored
 ADR (a)  166,300  644,413
Gruma SA Class B  693,396  2,058,137
Grupo Carso SA de CV Class A-1 (a)  3,131,700  16,510,588
Grupo Casa Autrey SA sponsored ADR  21,300  271,575
Grupo Cementos Chihuahua Class B  4,102,300  2,899,152
Grupo Elektra SA  411,500  1,628,551
Grupo Financiero Bancomer Class B (a)  4,603,300  1,197,183
Grupo Financiero Banorte SA de CV
 Class B  1,190,000  1,227,844
Grupo Financiero Inbursa SA Class B  1,837,000  5,011,180
Grupo Modelo SA de CV Class C Ord.   348,100  1,333,358
Grupo Posadas SA de CV Ord. (a)  1,292,000  410,883
Grupo Televisa GDS (b)  238,500  4,084,313
Herdez SA de CV Class A (a)  1,567,900  392,252
Kimberly Clark de Mexico SA Class A  31,000  407,491
Sears Roebuck de Mexico SA de CV (a)  638,900  1,760,926
Tolmex SA Class B2  787,200  2,976,339
Transport Maritima Mexicana SA
 de CV Class A (a)  47,300  290,820
  92,688,165
PANAMA - 5.8%
Banco Latino Americano de
 Exportaciones SA Class E  149,900  6,258,325
Panamerican Beverages, Inc. Class A  742,100  20,314,988
  26,573,313
PERU - 3.8%
Banco Wiese Ltd.   304,773  503,702
Banco Weise Ltd. sponsored ADR  173,819  1,151,551
Cementos Notre Pacasmayo SA Class T  146,582  322,364
Consor De Alim Fabril Pacifico (a)  839,903  869,886
Minsur SA Class T  123,731  860,500
Southern Peru Copper Corp. Series 2 (a)  169,279  581,174
Tele 2000 SA (a)  251,376  247,055
Telefonica del Peru (CPT):
 Class A  400,700  706,390
 Class B  6,661,414  11,890,140
  17,132,762
UNITED KINGDOM - 0.1%
Antofagasta Holdings PLC  140,000  674,874
UNITED STATES OF AMERICA - 0.4%
Capco Automotive Products Corp.  261,200  1,991,650
VENEZUELA - 0.6%
Electricidad de Caracas  1,447,735  1,240,660
Mavesa SA sponsored ADR (b)  342,622  1,329,349
  2,570,009
TOTAL COMMON STOCKS
 (Cost $504,931,620)   414,800,168
NONCONVERTIBLE PREFERRED STOCKS - 1.4%
 SHARES VALUE (NOTE 1)
BRAZIL - 1.4%
COSIPA (CIA Sidurg Paulista) Class B (a)
 (Cost $9,086,675)  4,321,400 $ 6,471,987
CONVERTIBLE BONDS - 0.3%
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (C)
MEXICO - 0.3%
Alfa SA de CV 8%, 9/15/00 (b)  - $ 1,000,000  957,500
Grupo Financiero Invermexico
 7 1/2%, 6/16/01 (b)  -  1,000,000  280,000
TOTAL CONVERTIBLE BONDS
 (Cost $2,000,000)   1,237,500
GOVERNMENT OBLIGATIONS  (F) - 2.0%
ARGENTINA - 0.4%
Province of Chaco yankee
 11 7/8%, 9/10/97 (e)  -  1,733,334  1,785,334
BRAZIL - 1.1%
Siderurgica Brasileiras inflation
 indexed 6%, 8/15/99 (d)  - BRR 37,408,700  5,129,719
MEXICO - 0.5%
Mexican Government Cetes
 0%, 2/8/96  - MXN 19,700,000  2,463,185
TOTAL GOVERNMENT OBLIGATIONS
 (Cost $8,956,491)   9,378,238
REPURCHASE AGREEMENTS - 5.3%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 5.88%, dated
 10/31/95 due 11/1/95  $ 24,118,939  24,115,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $549,089,786)  $ 456,002,893
CURRENCY ABBREVIATIONS
BRR - Brazilian real
MXN - Mexican peso
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $17,659,990 or 3.8% of net assets.
3. Principal amount is stated in United States dollars unless otherwise noted.
4. Principal amount shown is original face amount and does not reflect the inflation adjustments.
5. Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements). Additional information on each holding is as follows:
  ACQUISITION ACQUISITION
 SECURITY DATE COST
Province of Chaco yankee
11 7/8%, 9/10/97 3/9/94 $ 2,717,987
6. Some foreign government obligations have not been individually rated by S&P or Moody's. The ratings listed are assigned to securities by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.
OTHER INFORMATION
At the end of the period, restricted securities (excluding 144A issues) amounted to $1,785,334 or 0.4% of net assets (see Note 2 of Notes to Financial Statements).
Purchases and sales of securities, other than short-term securities, aggregated $295,870,271 and $373,836,797, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $53,346 for the period (see Note 4 of Notes to Financial Statements).
INCOME TAX INFORMATION
At October 31, 1995, the aggregate cost of investment securities for income tax purposes was $556,133,089. Net unrealized depreciation aggregated $100,130,196, of which $36,791,098 related to appreciated investment securities and $136,921,294 related to depreciated investment securities. At October 31, 1995, the fund had a capital loss carryforward of approximately $147,415,000 all of which will expire on October 31, 2003. For the period, interest and dividends from foreign countries were $10,874,581 or $0.23 per share. Taxes accrued or paid to foreign countries were $552,854 or $0.01 per share.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
Basic Industries    16.0%
Conglomerates    3.8
Construction & Real Estate    6.0
Durables    3.8
Energy    1.6
Finance   15.0
Government Obligations    2.0
Holding  Companies   1.7
Media & Leisure   0.9
Nondurables   16.1
Repurchase Agreements   5.3
Retail & Wholesale   4.2
Transportation   0.1
Utilities   23.5
    100.0%
LATIN AMERICA
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 OCTOBER 31, 1995

ASSETS

Investment in securities, at value (including repurchase agreements of $24,115,000) (cost $549,089,786) -           $ 456,002,893
See accompanying schedule

Cash                                                                                                                 37

Receivable for investments sold                                                                                      13,477,093

Receivable for fund shares sold                                                                                      1,344,738

Dividends receivable                                                                                                 431,048

Interest receivable                                                                                                  140,170

Redemption fees receivable                                                                                           211

 TOTAL ASSETS                                                                                                       471,396,190

LIABILITIES

Payable for investments purchased                                                                     $ 1,910,624

Payable for fund shares redeemed                                                                      2,384,084

Accrued management fee                                                                                 318,253

Other payables and accrued expenses                                                                    494,471

 TOTAL LIABILITIES                                                                                                   5,107,432

NET ASSETS                                                                                                          $ 466,288,758

Net Assets consist of:

Paid in capital                                                                                                     $ 708,295,751

Undistributed net investment income                                                                                  4,391,206

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                  (153,243,272
                                                                                                                    )

Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies           (93,154,927
                                                                                                                    )

NET ASSETS, for 47,807,952 shares outstanding                                                                       $ 466,288,758

NET ASSET VALUE and redemption price per share ($466,288,758 (divided by) 47,807,952 shares)                        $9.75

Maximum offering price per share (100/97.00 of $9.75)                                                               $10.05


STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1995

INVESTMENT INCOME                                                                  $ 9,077,820
Dividends

Interest                                                                            5,404,934

                                                                                    14,482,754

Less foreign taxes withheld                                                         (552,854
                                                                                   )

 TOTAL INCOME                                                                       13,929,900

EXPENSES

Management fee                                                     $ 4,473,579

Transfer agent                                                      2,242,350
Fees

 Redemption fees                                                    (81,552
                                                                   )

Accounting fees and expenses                                        324,942

Non-interested trustees' compensation                               5,807

Custodian fees and expenses                                         1,122,709

Registration fees                                                   62,128

Audit                                                               55,609

Legal                                                               27,398

Miscellaneous                                                       9,713

 TOTAL EXPENSES                                                                     8,242,683

NET INVESTMENT INCOME                                                               5,687,217

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (net of Brazilian IPMF tax of $502,803)      (149,438,501
                                                                   )

 Foreign currency transactions                                      (740,449        (150,178,950
                                                                   )               )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              (183,896,089
                                                                   )

 Assets and liabilities in                                          (11,018         (183,907,107
 foreign currencies                                                )               )

NET GAIN (LOSS)                                                                     (334,086,057
                                                                                   )

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    $ (328,398,840
                                                                                   )

OTHER INFORMATION                                                                   $1,673,435
Sales charges paid to FDC

 Accounting fees paid to FSC                                                        $323,090


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED    YEAR ENDED
                                    OCTOBER 31,   OCTOBER 31,
                                    1995          1994




Operations                                                                                    $ 5,687,217      $ 3,669,803
Net investment income

 Net realized gain (loss)                                                                      (150,178,950)    2,312,139

 Change in net unrealized appreciation (depreciation)                                          (183,907,107)    58,380,222

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                (328,398,840)    64,362,164

Distributions to shareholders                                                                    -                (1,988,207)
From net investment income

 From net realized gain                                                                          -                (1,988,193)

 TOTAL DISTRIBUTIONS                                                                           -                (3,976,400)

Share transactions                                                                             430,328,990      1,515,609,862
Net proceeds from sales of shares

 Reinvestment of distributions                                                                 -                3,877,609

 Cost of shares redeemed                                                                         (526,564,610)    (1,041,351,744)

 Redemption fees                                                                               2,393,237        7,074,858

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                       (93,842,383)     485,210,585

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                       (422,241,223)    545,596,349

NET ASSETS

 Beginning of period                                                                            888,529,981      342,933,632

 End of period (including undistributed net investment income of $4,391,206 and $2,630,483,
respectively)                                                                                  $ 466,288,758    $ 888,529,981

OTHER INFORMATION
Shares

 Sold                                                                                          41,302,837       95,990,469

 Issued in reinvestment of distributions                                                        -                261,277

 Redeemed                                                                                       (48,312,015)     (67,265,359)

 Net increase (decrease)                                                                        (7,009,178)      28,986,387



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          YEARS ENDED            APRIL 19, 1993
                          OCTOBER 31,            (COMMENCEMENT
                                                 OF
                                                 OPERATIONS) TO

SELECTED PER-SHARE DATA   1995          1994 C   OCTOBER 31, 1993




Net asset value, beginning of period                               $ 16.21     $ 13.28     $ 10.00

Income from Investment Operations

 Net investment income                                             .04         .07         .03

 Net realized and unrealized gain (loss)                           (6.52)      2.82        3.23

 Total from investment operations                                  (6.48)      2.89        3.26

Less Distributions                                                 -           (.05)       -
From net investment income

 From net realized gain                                            -           (.05)       -

 Total distributions                                               -           (.10)       -

Redemption fees added to paid in capital                           .02         .14         .02

Net asset value, end of period                                     $ 9.75      $ 16.21     $ 13.28

TOTAL RETURN A                                                     (39.85)%    22.89%      32.80%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                            $ 466,289   $ 888,530   $ 342,934

Ratio of expenses to average net assets                            1.41%       1.48%       1.94% B

Ratio of net investment income to average net assets               .97%        .47%        1.21% B

Portfolio turnover rate                                            57%         77%         72% B

A TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
B ANNUALIZED.
C EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION
93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION
OF INCOME, CAPITAL
GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES."
AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS
RELATED TO BOOK TO TAX DIFFERENCES.


PACIFIC BASIN
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value). The fund has a 3% sales charge.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                        PAST 1    PAST 5   LIFE OF
OCTOBER 31, 1995                     YEAR      YEARS    FUND

PACIFIC BASIN                        -15.87%   36.41%   86.48%

PACIFIC BASIN
 (INCL. 3% SALES CHARGE)             -18.39%   32.32%   80.88%

Morgan Stanley Pacific Index         -11.21%   20.39%   66.09%

Average Pacific Region Fund          -9.48%    44.12%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years, or since the fund started on October 1, 1986. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Pacific Index, a broad measure of the performance of stocks in the Pacific region, weighted by each country's market capitalization (or total value of its outstanding shares). To measure how the fund's performance stacked up against its peers, you can compare it to the average Pacific region fund, which reflects the performance of 36 funds with similar objectives tracked by Lipper Analytical Services over the past 12 months. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effects of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                  PAST 1    PAST 5   LIFE OF
OCTOBER 31, 1995               YEAR      YEARS    FUND

PACIFIC BASIN                  -15.87%   6.41%    7.10%

PACIFIC BASIN
 (INCL. 3% SALES CHARGE)       -18.39%   5.76%    6.74%

Morgan Stanley Pacific Index   -11.21%   3.78%    5.74%

Average Pacific Region Fund    -9.48%    7.45%    n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             Pacific Basin (3Pacific Index
    10/01/86         9700.00       10000.00
    10/31/86         9603.00        8862.00
    11/30/86        10146.20        9399.07
    12/31/86        10611.80       10088.05
    01/31/87        12300.82       11598.87
    02/28/87        12689.17       11904.22
    03/31/87        13951.29       13131.82
    04/30/87        15349.33       15062.31
    05/31/87        15397.87       15062.31
    06/30/87        14329.93       14116.01
    07/31/87        14407.60       13782.70
    08/31/87        15203.70       15420.34
    09/30/87        14999.82       14974.05
    10/31/87        12058.11       13345.52
    11/30/87        12339.66       13875.39
    12/31/87        13264.02       14088.57
    01/31/88        13264.02       14793.36
    02/29/88        13813.42       15831.10
    03/31/88        14578.65       17064.31
    04/30/88        15118.23       17280.12
    05/31/88        14578.65       16620.65
    06/30/88        13744.74       16055.73
    07/31/88        13479.85       16785.08
    08/31/88        13430.80       15542.64
    09/30/88        13627.01       16142.75
    10/31/88        13725.12       17469.62
    11/30/88        14608.08       18911.35
    12/31/88        14649.48       19018.54
    01/31/89        14926.25       19193.41
    02/28/89        15252.46       19438.67
    03/31/89        14896.60       18821.29
    04/30/89        15282.11       18832.42
    05/31/89        14689.02       17780.12
    06/30/89        14006.96       16987.42
    07/31/89        15677.51       19192.02
    08/31/89        14837.29       18004.64
    09/30/89        16063.02       19105.05
    10/31/89        15598.43       18593.72
    11/30/89        16102.56       19478.89
    12/31/89        16325.66       19500.06
    01/31/90        15770.16       18396.74
    02/28/90        14782.59       16611.35
    03/31/90        13867.04       13619.98
    04/30/90        13712.73       13711.64
    05/31/90        15039.77       15616.28
    06/30/90        15266.09       14987.13
    07/31/90        15780.44       14873.33
    08/31/90        13681.87       13454.50
    09/30/90        11449.57       11345.09
    10/31/90        13260.10       13796.09
    11/30/90        12046.22       12266.22
    12/31/90        11882.90       12788.36
    01/31/91        12112.22       13186.92
    02/28/91        13206.70       14812.56
    03/31/91        13039.92       14005.66
    04/30/91        13602.80       14365.60
    05/31/91        13508.99       14309.99
    06/30/91        13279.67       13374.87
    07/31/91        13446.44       13825.95
    08/31/91        12539.59       13124.61
    09/30/91        13321.36       14157.05
    10/31/91        13707.03       14759.53
    11/30/91        13060.77       13809.99
    12/31/91        13373.48       14233.78
    01/31/92        13029.50       13682.29
    02/29/92        12904.42       12724.00
    03/31/92        12091.38       11513.90
    04/30/92        11966.29       10986.10
    05/31/92        12925.26       11842.95
    06/30/92        12654.25       10911.67
    07/31/92        12091.38       10759.99
    08/31/92        12445.78       12234.05
    09/30/92        12362.39       11953.73
    10/31/92        12508.32       11531.67
    11/30/92        12456.20       11749.15
    12/31/92        12354.67       11614.67
    01/31/93        12480.95       11593.05
    02/28/93        13207.07       12155.13
    03/31/93        14101.58       13623.52
    04/30/93        15532.78       15794.04
    05/31/93        16290.48       16253.52
    06/30/93        15448.59       15987.05
    07/31/93        16269.43       16932.23
    08/31/93        17016.60       17433.05
    09/30/93        17058.70       16781.05
    10/31/93        18395.19       17153.59
    11/30/93        17490.17       14733.35
    12/31/93        20250.36       15760.40
    01/31/94        20799.71       17584.75
    02/28/94        21004.37       18038.08
    03/31/94        19431.73       17042.36
    04/30/94        19970.31       17779.27
    05/31/94        20562.74       18202.23
    06/30/94        20476.56       18797.67
    07/31/94        20433.48       18394.37
    08/31/94        21402.91       18714.06
    09/30/94        21122.85       18245.66
    10/31/94        21499.85       18707.18
    11/30/94        19733.33       17663.27
    12/31/94        19680.70       17782.12
    01/31/95        17857.29       16659.13
    02/28/95        17565.54       16246.54
    03/31/95        18124.72       17493.87
    04/30/95        18331.37       18237.90
    05/31/95        18221.97       17508.42
    06/30/95        18051.78       16766.42
    07/31/95        19230.92       17975.25
    08/31/95        19024.27       17298.16
    09/30/95        18805.46       17458.39
    10/31/95        18088.25       16609.48

Let's say you invested $10,000 in Fidelity Pacific Basin Fund on October 1, 1986, when the fund started, and paid the 3% sales charge. By October 31, 1995, the value of your investment would have grown to $18,088 - an 80.88% increase on your initial investment. That compares to $10,000 invested in the Morgan Stanley Pacific index, which would have grown to $16,609 over the same period - a 66.09% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)

An interview with Simon Fraser, Portfolio Manager of Fidelity Pacific Basin
Fund
Q. SIMON, HOW DID THE FUND PERFORM?
A. It's been disappointing. For the 12 months ended October 31, 1995, the fund returned -15.87%. That trailed the Morgan Stanley Pacific Index, which returned -11.21%, and the average Pacific region fund, which returned -9.48% for the same time period, according to Lipper Analytical Services.
Q. WHY DID THE FUND UNDERPERFORM THE INDEX?
A. As I've mentioned in other reports, this is a broadly diversified Asian fund, and there's no one index to benchmark the fund's performance. The Morgan Stanley index, for example, has about 80% of its assets invested in Japan while this fund usually has between 40% and 60% of its assets invested there. The fund's performance during the past six months was better than average, with most of the damage occurring in the first half of the year. For the six months ending October 31, 1995, the fund returned -1.33% while the Morgan Stanley Index returned -8.93%. Beginning in about August, Japanese markets began rebounding nicely, but at the same time the yen weakened, which somewhat offset the gains. Toward the end of the period, the fund was also hurt by its exposure to Thailand and Malaysia.
Q. THE FUND HAS ABOUT 40% OF ITS ASSETS INVESTED IN JAPAN. WHAT WAS YOUR JAPANESE INVESTMENT STRATEGY DURING THE PERIOD?
A. In recent months, the percentage growth of personal computers in Japan has been greater than in other parts of the world. It was only within the past year that Microsoft Windows(trademark) has become available in Japan in Japanese language form. In addition, U.S. companies such as Compaq, AST and Apple have begun to penetrate the Japanese market in the past 18 - 24 months. As a result, prices have come down sharply and volumes have increased. Many Japanese technology stocks have been the best performers, and were an area of concentration for the fund. NEC is currently the second-largest producer of commodity DRAM chips in the world. It's been a good investment because as its stock price has gone up, its earnings growth continues to be dramatic. Toshiba, a producer of personal computers and lap- tops, has also performed well. Other technology stocks that helped during the period include NGK Spark Plug and Kyocera, both suppliers of ceramic packages for Intel semiconductor chips and smaller holdings within the fund, have done very well due to the boom in Intel's business.
Q. THE FUND'S HOLDINGS IN AUSTRALIA HAVE DONE WELL. WHAT'S THE STORY THERE?
A. The Australian economy has been going through a recovery phase in recent years and there are some signs that it's begun to slow. In the late 1980s, many companies in Australia became overburdened with debt when they went on buying sprees throughout the world to acquire companies that weren't compatible with their underlying businesses. As a result, many Australian companies became over-diversified, over-stretched and over-borrowed. Since then, managers with more financial acumen have begun running these troubled companies. They've begun restructuring balance sheets by selling business that don't fit with their core businesses and have concentrated more on taking their talent outside of the country to spur growth rather than growing by diversifying into other, often inappropriate ventures. The main attraction in Australia has been the valuation of individual companies rather than any broad market themes.
Q. WHAT PARTICULAR STOCKS LOOKED ATTRACTIVE IN AUSTRALIA DURING THE PERIOD?
A. Fosters Brewing is a good example of a company that got overly stretched in the 1980s. Recently, it has managed to restructure and become more focused on its core beer business. Fosters recently sold its UK operations, which has left it with a large amount of cash. Oil Search Ltd. is another Australian stock in the fund's top 10 holdings as of October 31, 1995. An oil exploration company, it's had considerable success in discovering oil wells and bringing them into production in Papua, New Guinea.
Q. WHAT ABOUT THAILAND AND MALAYSIA . . .
A. Some of the fund's holdings in Malaysia and Thailand were negative for the fund during the period. In both countries, economic growth has been very strong - between 8% and 9% per year - yet the stock markets have become quite weak. The fear has been that their economies have been growing too fast and that interest rates will have to go up sharply in order to slow it down. So far, interest rates have been held down artificially which led to the overheated economy in the first place. That's why the stock markets in these countries haven't reacted to the overall decline in interest rates we've seen in other economies around the world. When U.S. interest rates started to come down in the spring of 1995, and U.S. markets started to take off again, most thought that Southeast Asian markets would do the same since they're highly geared into the U.S. interest rate cycle; but it didn't happen. While some Southeast Asian markets have reacted more quickly, these markets have been slow to take the appropriate measures to slow down their economies. As a result, some of the holdings there did not perform well.
Q. DID YOU ESTABLISH ANY INVESTMENT THEMES ACROSS THE MARKETS DURING THE PAST SIX MONTHS?
A. Yes. I think growth in Southeast Asian economies has increased consumer demand. I've begun adding to the fund's consumer-related holdings in Malaysia, Thailand and Indonesia. In general, these companies produce a lot of cash and have very strong balance sheets and are much more geared to consumer spending patterns than to interest rates and economic activity. In Indonesia, Sampoerna is the largest producer of clove cigarettes and is growing by about 40% per year. Astra International is an assembler of Japanese autos in Indonesia that performed very well during the period.
Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
A. I think the corporate restructuring of Japan is beginning to bring considerable success to many of the companies there, and that the earnings recovery will continue to come through. In addition, the fact that the yen has started to decline is also good for Japanese companies that export. I expect the recovery in Japan to continue to be a major theme for this fund, and I'll probably deploy assets there as they come into the fund. The fund's been overexposed to Malaysia and Thailand, and weightings in those areas may decline as concerns about interest rate pressure grow. In any event, I'll continue to focus on consumer stocks rather than interest rate sensitive stocks in those countries. Since I plan to take a more defensive stance across the whole of Southeast Asia, I would expect to see Australia, Singapore and Hong Kong featured more prominently in the fund than Thailand, Indonesia and Malaysia.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: to increase the value of the fund's
shares by investing mainly in equity securities
of Pacific Basin issuers
START DATE: October 1, 1986
SIZE: as of October 31, 1995, more than
$317 million
MANAGER: Simon Fraser, since 1993; also
manages Japan Small Companies Fund, various
funds for non-U.S. investors; joined Fidelity in
1981
(checkmark)
SIMON FRASER ON THE FUND'S SHIFT FROM INVESTING IN
INTEREST RATE-SENSITIVE STOCKS TO CONSUMER STOCKS:
"The current challenge in investing in many of the economies of Southeast Asia is that they have grown too quickly while interest rates have remained artificially low. To combat this trend, I've begun to make changes to the fund that I hope will be beneficial.
"First, with the economic conditions I just described, interest rate-sensitive stocks are unlikely to do well.
For that reason, I've cut the fund's investments in construction and real estate stocks during the period from 16.9% of investments six months ago to 11.8% as of October 31, 1995. I would expect to cut more real estate and financial stocks going forward.
"In addition, I've begun investing in consumer-related stocks - especially in the beer and tobacco industries. Going forward, these investment changes should help the fund to outperform."
PACIFIC BASIN
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION
AS OF OCTOBER 31, 1995

United
States 3.3%
Australia 10.0%
Thailand 8.5%
Row: 1, Col: 1, Value: 3.3
Row: 1, Col: 2, Value: 8.6
Row: 1, Col: 3, Value: 4.6
Row: 1, Col: 4, Value: 7.3
Row: 1, Col: 5, Value: 9.0
Row: 1, Col: 6, Value: 5.2
Row: 1, Col: 7, Value: 40.1
Row: 1, Col: 8, Value: 6.2
Row: 1, Col: 9, Value: 5.7
Row: 1, Col: 10, Value: 10.0
Hong Kong 5.7%
Singapore 4.7%
Other 7.3%
Indonesia 6.2%
Malaysia 9.0%
Korea (South) 5.2%
Japan 40.1%
AS OF APRIL 30, 1995

Thailand 5.9%
Australia 8.6%
Row: 1, Col: 1, Value: 5.9
Row: 1, Col: 2, Value: 7.1
Row: 1, Col: 3, Value: 9.1
Row: 1, Col: 4, Value: 9.5
Row: 1, Col: 5, Value: 4.0
Row: 1, Col: 6, Value: 44.1
Row: 1, Col: 7, Value: 6.7
Row: 1, Col: 8, Value: 5.0
Row: 1, Col: 9, Value: 8.6
Singapore 7.1%
Hong Kong 5.0%
Other 9.1%
Indonesia 6.7%
Malaysia 9.5%
Korea (South) 4.0%
Japan 44.1%
ASSET ALLOCATION
                          % OF FUND'S   % OF FUND'S
                          INVESTMENTS   INVESTMENTS
                                        6 MONTHS AGO

Stocks and closed-end
 investment companies     95.2          94.9

 Bonds                    1.5           3.5

 Short-term investments   3.3           1.6

TOP TEN STOCKS
                                        % OF FUND'S   % OF FUND'S
                                        INVESTMENTS   INVESTMENTS
                                                      6 MONTHS AGO

NEC Corp.                               1.7           0.0
(Japan, Computers & Office Equipment)

HSBC Holdings PLC                       1.4           0.0
(Hong Kong, Banks)

Omron Corp.                             1.4           0.7
(Japan, Electrical Equipment)

Oil Search Ltd.                         1.2           0.8
(Australia, Oil & Gas)

Toshiba Corp.                           1.2           0.9
(Japan, Electronics)

Berjaya Sports Toto BHD                 1.2           0.0
(Malaysia, Real Estate)

Sumitomo Sitix Corp.                    1.2           0.7
(Japan, Metals & Mining)

Fosters Brewing Group Ltd.              1.1           0.5
(Australia, Beverages)

Sampoerna Hanjaya Mandala               1.1           0.6
(For. Reg.) (Indonesia, Tobacco)

Sony Corp.                              0.9           1.3
(Japan, Consumer Electronics)

TOP TEN MARKET SECTORS
                                   % OF FUND'S    % OF FUND'S
                                   INVESTMENTS    INVESTMENTS
                                                  6 MONTHS AGO

Finance                            14.8           13.3

Construction & Real Estate         11.8           16.9

Technology                         11.0           6.3

Durables                           8.5            5.0

Basic Industries                   8.2            15.2

Nondurables                        7.0            5.4

Industrial Machinery & Equipment   6.6            6.5

Media & Leisure                    5.5            4.9

Retail & Wholesale                 5.3            3.8

Energy                             4.4            3.9


PACIFIC BASIN
INVESTMENTS OCTOBER 31, 1995

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 93.1%
 SHARES VALUE (NOTE 1)
AUSTRALIA - 10.0%
Accor Asia Pacific Ltd.   804,716 $ 465,079
Amcor Ltd.   126,885  949,459
Ampolex Ltd. Ord.   1,225,674  2,423,366
Australian National Industries Ltd.   1,351,935  1,058,921
CSR Ltd.   159,374  507,811
Coca-Cola Amatil Ltd.   32,254  249,200
Country Road Ltd.   566,163  731,916
Erg Ltd.   23,200  28,051
Fairfax (John) Holdings Ltd.   750,000  1,539,911
Fosters Brewing Group Ltd.   3,750,000  3,564,609
Goodman Fielder Ltd. Ord.   500,000  501,897
Lend Lease Corp. Ltd.   75,000  1,041,436
Memtec Ltd. Ord.   841,638  1,382,451
Odin Mining & Investment Co. (a)  87,500  21,958
Oil Search Ltd.   4,302,500  3,631,738
Pacific BBA Ltd. (b)  1,172,989  2,497,599
Plutonic Resources Ltd.   300,000  1,368,810
Publishing & Broadcasting  350,000  1,112,538
Qantas Airways Ltd.   128,000  225,823
Rothmans Holdings Ltd. Ord.   344,500  1,283,678
Shomega Ltd.   715,000  869,955
TNT Ltd. (a)  500,000  703,416
VA Holdings Ltd.   1,010,000  138,250
W.D. & H.O. Wills Holdings Ltd.   155,700  224,964
Western Mining Holdings Ltd.   200,680  1,284,952
Woodside Petroleum Ltd.   300,000  1,434,969
Woolworths Ltd.   844,156  2,009,267
  31,252,024
CHINA (PEOPLES REP.) - 0.8%
Harbin Power Equipment Co. Ltd.
 Class H  120,000  27,628
Louyang Glass Ltd. Class H  934,000  317,120
Maanshan Iron & Steel Co. Ltd.
 Class H  2,750,000  501,533
Northeast Electrical Transmission &
 Transformation Machinery Mfg. Co.
 Ltd. Class H (a)  2,750,000  558,444
Yizheng Chemical Fibre Co. Ltd. Class H  3,935,000  1,145,183
  2,549,908
GRAND CAYMAN (UK OVERSEAS TER.) - 0.0%
Sanzo Finance Ltd. (warrants) (a)  250  6,250
HONG KONG - 5.2%
CDL Hotels International Ltd.   672,465  304,428
Dickson Concepts International Ltd.   1,000,000  724,328
Esprit Asia Holdings Ltd.   430,000  145,997
First Pacific Co. Ltd.   930,000  1,070,583
Goldlion Holdings  500,000  284,558
Great Eagle Holdings Ltd.   845,000  2,317,075
HSBC Holdings PLC  290,000  4,219,860
Hong Kong & China Gas Co. Ltd.   650,000  1,055,127
Hong Kong Ferry Holdings Ltd.   465,000  481,161
International Bank of Asia Ltd.   2,184,000  1,299,445
JCG Holdings Ltd.   668,000  488,171
Jardine International Motor Corp.   888,000  1,027,977
K Wah International Holdings Ltd.
 (warrants) (a)  450,028  1
New Asia Reality & Trust Co. Class A  309,000  529,568
New World Infrastructure Ltd.   280,000  492,543
New World Infrastructure Ltd. (b)  404,000  710,670
Wah Kwong Shipping Holdings Ltd.   708,000  993,597
  16,145,089

 SHARES VALUE (NOTE 1)
INDIA - 0.1%
Indo Gulf Fertilizer and Chemicals Corp. Ltd.
 GDR (b)  17,000 $ 22,100
Tata Electric Companies GDR (b)  210  65,100
Tube Investments of India Ltd. GDR  110,000  352,000
  439,200
INDONESIA - 5.3%
Andayani Megah PT  809,500  695,080
Astra International PT (For. Reg.)  1,286,400  2,577,334
Bakrie & Bros PT Ord. (For. Reg.)  1,160,000  2,094,233
Bank International Indonesia PT Ord.   200,000  700,133
Bank Mashill Utama PT (For. Reg.)  350,400  200,581
Bank Tiara Asia PT  457,500  523,778
Bimantara Citra (For. Reg.) (a)  165,500  127,532
Bukaka Teknik Utama (For. Reg.)  58,500  86,939
Citra Marga Nusadhala Persada PT  410,000  338,508
Gadjah Tunggal PT (For. Reg.)  830,000  529,943
Indofood Sukses Makmur (For. Reg.)  200,000  924,704
Kabelmetal Indonesia PT  100,000  92,470
Matahari Putra Prima PT (For. Reg.)  600,000  1,254,955
Medco Energi Corp. (For. Reg.)  1,021,000  1,663,454
Modernland Realty PT  60,000  84,544
Mulia Industrindo PT (For. Reg.)  500  1,475
Panin Bank PT (For. Reg.)  900,250  991,029
Semen Cibinong PT (For. Reg.)  124,000  324,879
Sampoerna Hanjaya Mandala (For. Reg.)  368,000  3,402,909
  16,614,480
JAPAN - 40.1%
Acom Co. Ltd.   30,000  978,884
Aida Engineering Ltd. Ord.   30,000  211,063
Aim Services Co. Ltd.   50,000  906,374
Amway Japan Ltd.   36,600  1,398,658
Apic Yamada Corp.   12,000  529,126
CMK Corp.   105,000  1,419,823
Charle Co. Ltd.   26,000  377,052
Chofu Seisakusho Co. Ltd.   85,000  1,998,922
Daiwa Kosho Lease Co. Ltd.   100,000  901,475
Daiwa Securities Co. Ltd.  60,000  705,502
Denki Kagaku Kogyo (a)  429,000  1,446,044
Denyo Co. Ltd. (warrants) (a)  740  249,750
FCC Co. Ltd.   56,000  1,728,480
Fuji Coca-Cola Bottling Co. Ltd.   29,000  306,893
Fuji Photo Film Co. Ltd.   100,000  2,479,055
Fujisash Co. Ltd.   11,200  72,432
Fujitsu Kiden Ltd.   60,000  752,535
Fujitsu Ltd. (warrants) (a)  4,200  683,678
Funai Consulting Co. Ltd.   32,000  269,659
Fuso Pharmaceutical Industries Ltd.   97,000  575,033
Geomatec Co. Ltd.   14,000  666,699
Hankyu Corp.  200,000  1,040,615
Hankyu Corp. (warrants) (a)  1,800  585,000
Hitachi Ltd.   200,000  2,057,714
Hitachi Ltd. ADR  23,800  2,490,075
Hitachi Transport System Co.   104,000  917,153
Honda Motor Co. Ltd.   125,000  2,180,197
Hoya Corp.   50,000  1,469,796
Inui Tatemono Co. Ltd.   27,000  275,146
Isetan Co. Ltd.   125,000  1,665,768
Ito-Yokado Co. Ltd.   40,000  2,190,975
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
JAPAN - CONTINUED
Japan Industrial Land
 Development Co. Ltd. (a)  32,000 $ 1,197,786
Kagoshima Bank Ltd.   100,000  744,696
Katokichi Co. Ltd.   25,000  458,086
Kawasaki Kisen Kaisha Ltd. (a)  600,000  1,610,896
Keiyo Co. Ltd.   30,000  296,899
Kobe Steel  709,000  1,861,859
Konica Corp.   200,000  1,342,413
Kyocera Corp. (warrants) (a)  835  1,409,063
Kyushu Matsushita Electric Co. Ltd.   50,000  798,589
Mabuchi Motor Co.   100  6,065
Marukyo Corp.   27,000  386,262
Matsushita Electric Industrial Co. Ltd.   70,000  994,562
Matsushita-Kotobuki Electronics
 Industries Ltd.   30,000  608,495
Miroku Jyoho Service Co. Ltd.   15,000  242,516
Mitsuba Electric Manufacturing Co. Ltd.
 (warrants) (a)  3,000  646,722
Mitsubishi Electric Co. Ord.   320,000  2,395,571
Mitsubishi Motors Corp. (warrants) (a)  573  673,754
Mitsui Engineer & Shipbuilding Co. Ltd.   250,000  548,724
Mitsui Fudosan (Re Devel) Co.   140,000  1,605,017
Mitsui High-Tec, Inc.   70,000  1,899,956
Mitsui Mining & Smelting Co. Ltd.
 (warrants) (a)  1,150  5,888
Mitsui OSK Lines Ltd.   500,000  1,313,018
Mitsukoshi Ltd.   175,000  1,390,672
Miyosha Oil & Fat Co. Ltd. Ord.   150,000  529,126
NEC Corp.   400,000  5,291,265
NGK Spark Plug Co. Ltd. (warrants) (a)  1,400  1,925,000
NKK Corp.  (a)  100,000  242,026
Namura Shipbuilding Co. Ltd.   265,000  1,480,084
Nichicon Corp.   200,000  2,704,424
Nintendo Co. Ltd. Ord.   15,000  1,105,286
Nippon Crane Works Ltd. (a)  81,000  138,896
Nippon Electric Glass Co. Ltd.   38,000  703,738
Nippon Hodo Co. Ltd.   70,000  1,090,588
Nippon Kagaku Co. Ltd.   100,000  571,261
Nippon Shokubai Co. Ltd.   300,000  2,622,116
Nippon Telegraph & Telephone Corp. Ord.   204  1,677,096
Nippon Yakin Kogyo Co. Ltd. (a)  158,000  696,683
Nishimatsu Construction  125,000  1,408,554
Nitto Denko Corp.   100,000  1,597,178
Nomura Securities Co. Ltd.   100,000  1,832,345
Ohkura Electric Co. Ltd.  (a)  40,000  356,670
Oliver Corp. (warrants) (a)  2,000  140,783
Olympus Optical Co. Ltd.   100,000  935,770
Omron Corp.  180,000  4,215,374
Ono Pharmaceutical Co. Ltd.   15,000  595,267
Orix Corp.   22,000  776,052
Promise Co. Ltd.   48,900  1,930,988
Riso Kagaku Corp.   8,000  645,926
Rohm Co. Ltd.   10,000  608,495
Ryoyo Electro Corp. Ord.   25,000  585,469
Sampei Construction Co. Ltd.   3  22,282
San-In Godo Bank Ltd.   30,000  249,571
Sanyo Coca-Cola Bottling Co. Ltd.   45,000  608,495
Sekisui Chemical Co. Ltd.  130,000  1,694,185
Senshukai Co. Ltd.   31,000  583,215
Shikoku Coca-Cola Bottling Co. Ltd.   26,000  308,265
Shinkawa Ltd.   35,000  1,251,776
Sony Corp.   60,500  2,726,961
Sumitomo Chemical Co. Ltd. (warrants) (a)  1,100  110,886

 SHARES VALUE (NOTE 1)
Sumitomo Metal Mining Co. Ltd.
 (warrants) (a)  707 $ 1,042,825
Sumitomo Rubber Industries Ltd.   140,000  1,118,025
Sumitomo Sitix Corp.   200,000  3,586,302
Super Daiei Co. Ltd.   12,000  117,584
Taikisha Ltd.   77,000  1,229,827
Takara Co. Ltd.   123,000  952,134
Takuma Co. Ltd.   197,000  2,509,431
Tanseisha Co. Ltd.   30,000  283,671
Tasaki Shinju Co. Ltd. Ord.   50,000  480,133
Techno Ryowa Ltd.   27,000  505,316
Tobu Railway Co. Ltd. (warrants) (a)  2,250  421,875
Tohoku Telecommunications
 Construction Co. Ltd.   20,000  100,338
Tokyo Kososushi Co. Ltd.   29,000  284,161
Tokyo Securities Co. Ltd.   150,000  604,086
Tokyo Style Co. Ltd.   50,000  759,394
Toshiba Chemical Corp.   91,000  753,466
Toshiba Corp.   500,000  3,630,395
Toshoku Co. Ltd.   93,000  470,217
Towa Pharmaceutical Co. Ltd.   11,000  517,368
Toyo Communication Equipment Ltd.   60,000  1,117,045
Uni Charm Corp. Ord.   11,000  247,906
Wako Electric Co. Ltd.   30,000  723,139
Yamaha Corp.   100,000  1,597,178
Yamanouchi Pharmaceutical Co. Ltd.   40,000  893,636
Yoshinoya D&C Co. Ltd. Ord.   70  1,111,166
  124,985,799
KOREA (SOUTH) - 5.0%
Boram Bank  37,130  553,201
Boram Securities Co. Ltd.   25,000  457,427
Cheil Investment Finance (a)  30,000  595,961
Coryo Securities (a)  100,000  1,816,637
Daewoo Electronics (a)  41,200  549,226
Daewoo Electronics (New) (a)  2,050  26,122
Daeyu Securities  71,820  1,182,685
Dong Ah Construction
 Industries Co. Ltd.  21,277  853,694
Hanil Development Co. (a)  48,141  1,176,549
Hanshin Securities Co. Ltd.  466  10,414
Kia Motors Corp. GDR (a)(b)  71,500  1,698,125
Kolon Industries, Inc. (a)  197  6,269
Miwon Co. Ltd.   26,806  770,740
Namsung Corp.   53,560  1,063,990
Nong Shim Co. (a)  26,857  975,788
Sam Yang Co. Ltd. (warrants) (a)  300  45,000
Ssangyong Cement Co.  19,712  607,989
Ssangyong Investment & Securities Co. Ltd.   47,061  971,788
Tong Yang Investment &
 Finance Co. Ltd.   47,999  928,426
Tong Yang Securities Co. Ltd.   21,012  340,520
Yukong Ltd.   26,504  997,602
Yukong Ltd. (new)  3,175  115,356
  15,743,509
MALAYSIA - 9.0%
Affin Holdings BHD  415,000  783,866
Berjaya Simger BHD  187,000  168,512
Berjaya Sports Toto BHD  1,738,000  3,624,752
CHG Industries BHD  176,000  277,029
DCB Holdings BHD  284,000  804,643
DCB Holdings BHD (warrants) (a)  125,000  134,776
General Lumber Fabric & Building BHD  155,000  240,315
Genting BHD  247,000  2,128,598
Genting International  1,176,000  1,893,360
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
MALAYSIA - CONTINUED
Golden Pharos BHD  112,000 $ 197,446
Leader Universal Holdings BHD  250,000  673,881
Lion Land BHD  2,325,000  2,515,986
Malaya Glass BHD (a)  50,000  157,403
Metacorp BHD  137,000  347,723
Multi-Purpose Holdings BHD  200,000  267,585
New Straits Times Press BHD  350,000  1,101,820
Pacific & Orient BHD (a)  274,000  749,356
Petronas Gas BHD (a)  175,000  592,228
Petronas Gas BHD (warrants) (a)  136,000  237,615
Phileo Allied BHD  300,000  1,263,158
Public Bank BHD (For. Reg.)  1,108,000  1,962,027
Resorts World BHD  332,000  1,619,990
Rothmans of Pall Mall Malaysia BHD 200,000 1,479,587 Sungei Way Holdings BHD 200,000 672,897
Sungei Way Holdings BHD (warrants) (a) 62,500 73,783 Sunway Building Technology 135,000 361,240
Tan Chong Motor Holdings BHD  2,332,000  2,193,204
Tanjong PLC (Mlay Reg.)  37,000  93,182
Timah Langat BHD  80,000  409,247
Worldwide Holdings BHD (a)  1,000  1,181
YTL Corp. BHD  200,000  1,086,080
  28,112,470
NEW ZEALAND - 0.6%
Brierley Investments Ltd.   2,153,738  1,674,154
U-Bix Business Machines Ltd.   105,858  66,945
  1,741,099
PAKISTAN - 0.8%
Adamjee Insurance Ltd.   149,400  461,092
Bank of Punjab (a)  42,900  33,852
National Development Leasing Corp.   609,871  329,881
Pakistan International Airlines (a)  272,250  70,960
Pakistan State Oil Co. Ltd.   141,336  1,459,840
Pakistan Suzuki Motors Ltd.  (a)  52,000  41,146
  2,396,771
PHILIPPINES - 2.7%
Aboitiz Equity Ventures, Inc. (a)  1,700,000  323,529
Ayala Corp. Class B  336,000  342,330
Ayala Land, Inc. Class B  1,280,375  1,476,788
Benpress Holdings Corp. GDR (a)  126,842  729,342
Filinvest Land, Inc. ORD (a)  1,875,000  504,614
JG Summit Holdings, Inc. Class B  2,450,000  687,620
Manila Mining Corp. Class B  26,635,000  71,683
Megaworld Properties & Holdings, Inc. (a) 750,000 374,856 Meralco Class B 350,000 2,610,534
Metro Pacific, Inc. Class B  750,000  108,131
Oriental Petroleum & Mineral Corp.
 Class B (a)  14,399,991  9,412
Oriental Petroleum & Mineral Corp.
 Class B (rights) (a)  8,207,994  2,209
Philex Mining Corp. (a)  2,389,000  275,548
SM Prime Holdings, Inc. (a)  536,900  144,494
Universal Robina Corp.   1,540,600  636,734
  8,297,824
SINGAPORE - 4.4%
Bukit Sembawang Estates Ltd.   35,000  747,525
Clipsal Industries Ltd.   1,100,000  2,695,000
Courts Singapore Ltd.   890,000  1,258,840
Development Bank of Singapore Ltd.
 (For. Reg.)  21,000  240,594

 SHARES VALUE (NOTE 1)
Far East-Levingston Shipbuilding Ltd.   200,000 $ 862,801
First Capital Corp. Ltd.   252,000  680,792
Hotel Properties Ltd. (warrants) (a)  90,000  79,562
Marco Polo Developments Ltd.   745,000  895,686
Parkway Holdings Ltd. (warrants) (a)  550,000  700,141
Robinson & Co. Ltd.   95,000  403,112
United Industrial Corp. Ltd.   900,000  801,980
United Overseas Bank Ltd.:
 (For. Reg.)  150,000  1,315,417
 (warrants) (a)  263,151  986,351
United Overseas Land Ltd.   850,000  1,526,874
United Overseas Land Ltd. (warrants) (a)  501,000  368,487
  13,563,162
SRI LANKA - 1.0%
Associated Motorways Ltd.   13,500  11,881
Ceylon Tea Services Ltd.   215,000  336,397
Development Finance Corp. of Ceylon (a)  286,577  1,692,671
Distilleries Co. of Sri Lanka  2,542,000  335,586
John Keells Holdings Ltd. GDR (b)  70,000  455,000
Kelani Tyres Ltd. (Loc. Reg.) (a)  279,600  73,824
National Development Bank  47,000  202,230
  3,107,589
TAIWAN (FREE CHINA) - 0.7%
Yageo Corp. GDR (a)(b)  210,236  2,154,919
THAILAND - 7.2%
Asia Fiber Co. PCL (For. Reg.)  283,700  180,378
Asia Securities Trading (For. Reg.)  255,200  699,734
Ban Chang Group PCL (For. Reg.) (a)  1,500,150  596,126
Bangchak Petroleum PCL (For. Reg.) (a)  750,000  1,058,017
Bangkok Metropolitan Bank PCL
 (For. Reg.)   1,019,033  1,012,352
Bangkok Steel Industry Co. Ltd.:
 (For. Reg.)  50,600  54,792
 (rights) (a)  250,000  72,025
Central Pattana PCL (For. Reg.)  100,000  357,640
Dhana Siam Finance & Securities PCL
 (For. Reg.)  42,000  201,947
Eastern Star Real Estate Co. Ltd.
 (For. Reg.) (a)  1,137,200  474,492
Finance One PCL (For. Reg.)  245,000  1,509,040
First Bangkok City Bank PCL (For. Reg.)  500,000  437,115
Five Star Property Co. Ltd. (For. Reg.)  200,000  715,279
Goodyear (Thailand) Ltd.   23,600  219,448
International Engineering PCL
 (For. Reg.)  81,000  386,251
Kiatnakin Finance & Securities PCL:
 (For. Reg.)  376,000  1,157,957
 (warrants) (a)  7,600  -
Krisda Mahanakorn Co. PCL (For. Reg.)  188,500  346,439
Kr Precision PCL (a):
 (For. Reg.)  140,600  1,016,857
 (Loc. Reg.)   5,700  39,865
Krung Thai Bank (For. Reg.)  200,110  795,192
Land & House PCL (For. Reg.)  145,000  2,339,360
Lanna Lignite PCL (For. Reg.)  90,000  650,904
MDX PCL (For. Reg.)  200,000  363,600
Padaeng Industry Co. Ltd. (For. Reg.) (a)  460,000  379,297
Phatra Thanakit PCL (For. Reg.)  60,400  472,831
Pizza PCL:
 (For. Reg.)  54,000  150,209
 (warrants) (a)  21,100  13,625
Precious Shipping Ltd. (For. Reg.)  113,800  682,845
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
THAILAND - CONTINUED
Quality Houses Co. Ltd. (For. Reg.)  68,100 $ 300,381
SCF Finance and Securities Co. Ltd.
 (rights) (a)  3,703  -
Saha Union Corp. Ltd. (For. Reg.)  547,363  652,529
Siam Cement PCL (For. Reg.)  5,000  272,601
Siam City Bank PCL (For. Reg.)  500,000  635,804
Siam City Credit Finance and
 Securities Co. Ltd. (rights) (a)  2,941  -
Siam Panich Leasing Ltd. (For. Reg.)  350,000  465,925
Thai German Ceramic Industry Co. Ltd.
 (For. Reg.)  302,500  853,467
Thai Military Bank Ltd. (For. Reg.)  76,200  299,773
Thai Petrochemical Industry (For. Reg.)  263,000  378,850
Thai President Food Ltd. (For. Reg.)  28,000  198,053
Thai Storage Battery PCL (For. Reg.)  344,200  1,060,024
United Communication Industry PCL
 (For. Reg.)  75,000  947,745
United Foods Co. Ltd. (For. Reg.)  114,200  80,550
  22,529,319
UNITED KINGDOM - 0.2%
Rowe Evans Investments PLC  438,369  748,270
TOTAL COMMON STOCKS
 (Cost $300,041,740)   290,387,682
NONCONVERTIBLE PREFERRED STOCKS - 0.2%
KOREA (SOUTH) - 0.2%
Dongbu Construction Co. Ltd.   10,910  129,754
Hanshin Securities Co. Ltd.  23,320  313,920
Kolon Industries, Inc.   9,882  158,856
TOTAL NONCONVERTIBLE PREFERRED STOCKS
 (Cost $1,045,317)   602,530
CLOSED-END INVESTMENT COMPANIES - 1.9%
INDIA - 0.3%
Himalayan Fund NV ISI (a)  67,299 $ 868,157
Himalayan Fund NV ISI (warrants) (a)  13,459  6,730
  874,887
INDONESIA - 0.2%
Indonesia Development Fund Ltd. (SG)  70,000  518,000
SINGAPORE - 0.3%
Singapore SESDAQ Fund Ltd.  (a)  50,000  875,000
TAIWAN (FREE CHINA) - 0.1%
R.O.C. Taiwan Fund (SBI) (a)  52,500  505,313
THAILAND - 1.0%
Kamrai Tawee Capital Fund (For. Reg.)  947,900  800,432
Ruang Khao Unit Trust (For. Reg.)  2,000,200  1,152,509
Thai Prime Fund  75,000  1,125,000
  3,077,941
TOTAL CLOSED-END INVESMENT COMPANIES
 (Cost $5,196,607)   5,851,141
CORPORATE BONDS - 1.5%
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (C)
CONVERTIBLE BONDS - 1.2%
HONG KONG - 0.3%
Lai Fung Overseas Finance Ltd.
 euro 5.5%, 2/5/98 (d) -  $500,000 $ 405,000
Stelux Holdings Ltd.
 1 3/4%, 3/31/01 - CHF 2,000,000  655,521
  1,060,521
INDONESIA - 0.7%
Inti Indorayon Utama PT
 7%, 5/2/06 -  2,600,000  2,093,000
Modernland Realty Ltd.
 6%, 10/20/03 - IDR 247,000  208,824
  2,301,824
THAILAND - 0.2%
Kiatnakin Finance & Securities
 euro 4%, 11/30/03 -  1,000,000 $ 690,000
TOTAL CONVERTIBLE BONDS   4,052,345
NONCONVERTIBLE BONDS - 0.3%
HONG KONG - 0.2%
HKR International Ltd.
 6%, 6/26/00 -  5,063,100  540,279
THAILAND - 0.1%
Finance One PCL
 3 3/4%, 3/15/01 (For. Reg.) - THB 818  22,459
Thai German Ceramic
 Industry Co. Ltd.
 3%, 7/08/99 - THB 666  196,138
  218,597
TOTAL NONCONVERTIBLE BONDS   758,876
TOTAL CORPORATE BONDS
 (Cost $6,170,394)   4,811,221
REPURCHASE AGREEMENTS - 3.3%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 5.88%, dated
 10/31/95 due 11/1/95  $ 10,176,662  10,175,000
TOTAL INVESTMENTS IN SECURITIES - 100%
 (Cost $322,629,058)  $ 311,827,574
CURRENCY ABBREVIATIONS
IDR - Indonesian rupiah
CHF - Swiss franc
THB - Thai baht
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $7,603,513 or 2.4% of net assets.
3. Principal amount is stated in United States dollars unless otherwise noted.
4. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $258,142,965 and $417,900,522, respectively.
The fund participated in the bank borrowing program. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $8,540,000 and $4,671,688, respectively. The weighted average interest rate was 6.1% (see Note 6 of Notes to Financial Statements).
INCOME TAX INFORMATION
At October 31, 1995, the aggregate cost of investment securities for income tax purposes was $323,024,371. Net unrealized depreciation aggregated $11,196,797, of which $32,688,192 related to appreciated investment securities and $43,884,989 related to depreciated investment securities.
At October 31, 1995, the fund had a capital loss carryforward of approximately $10,407,000 all of which will expire on October 31, 2003. For the period, interest and dividends from foreign countries were $7,418,304 or $0.35 per share. Taxes accrued or paid to foreign countries were $917,627 or $0.04 per share.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
Aerospace & Defense   0.9%
Basic Industries   8.2
Conglomerates   0.2
Construction & Real Estate   11.8
Durables   8.5
Energy   4.4
Finance   14.8
Health   1.4
Holding  Companies   3.2
Industrial Machinery & Equipment   6.6
Media & Leisure   5.5
Nondurables   7.0
Precious Metals   0.8
Repurchase  Agreements   3.3
Retail & Wholesale   5.3
Services   1.8
Technology   11.0
Transportation   3.4
Utilities   1.9
   100.0%
PACIFIC BASIN
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 OCTOBER 31, 1995

ASSETS

Investment in securities, at value (including repurchase agreements of $10,175,000) (cost $322,629,058) -           $ 311,827,574
See accompanying schedule

Cash                                                                                                                 17,125

Receivable for investments sold                                                                                      8,497,400

Receivable for fund shares sold                                                                                      740,554

Dividends receivable                                                                                                 811,228

Interest receivable                                                                                                  165,864

Redemption fees receivable                                                                                           39

 TOTAL ASSETS                                                                                                        322,059,784

LIABILITIES

Payable for investments purchased                                                                     $ 2,377,533

Payable for fund shares redeemed                                                                      1,472,966

Accrued management fee                                                                                 218,257

Other payables and accrued expenses                                                                    356,113

 TOTAL LIABILITIES                                                                                                   4,424,869

NET ASSETS                                                                                                          $ 317,634,915

Net Assets consist of:

Paid in capital                                                                                                     $ 339,411,057

Distributions in excess of net investment income                                                                    (67,351
                                                                                                                    )

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                  (10,897,267
                                                                                                                   )

Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies          (10,811,524
                                                                                                                   )

NET ASSETS, for 21,349,709 shares outstanding                                                                       $ 317,634,915

NET ASSET VALUE and redemption price per share ($317,634,915 (divided by) 21,349,709 shares)                         $14.88

Maximum offering price per share (100/97.00 of $14.88)                                                               $15.34


STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1995

INVESTMENT INCOME                                                                 $ 6,690,016
Dividends

Interest                                                                           1,346,680

                                                                                   8,036,696

Less foreign taxes withheld                                                        (917,627
                                                                                  )

 TOTAL INCOME                                                                      7,119,069

EXPENSES

Management fee                                                     $ 3,097,739
Basic fee

 Performance adjustment                                             86,567

Transfer agent

 Fees                                                               1,511,728

 Redemption fees                                                    (10,810
                                                                   )

Accounting fees and expenses                                        243,546

Non-interested trustees' compensation                               5,845

Custodian fees and expenses                                         449,157

Registration fees                                                   90,662

Audit                                                               43,974

Legal                                                               21,312

Interest                                                            13,953

Miscellaneous                                                       6,302

 Toal expenses before reductions                                    5,559,975

 Expense reductions                                                 (231,426       5,328,549
                                                                   )

NET INVESTMENT INCOME                                                              1,790,520

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              (10,062,827
                                                                   )

 Foreign currency transactions                                      3,639          (10,059,188
                                                                                  )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              (70,780,567
                                                                   )

 Assets and liabilities in foreign                                  (20,949        (70,801,516
 currencies                                                        )              )

NET GAIN (LOSS)                                                                    (80,860,704
                                                                                  )

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ (79,070,184
                                                                                  )

OTHER INFORMATION                                                                  $94,810
Sales charges paid to FDC

 Deferred sales charges withheld                                                   $10,008
 by FDC

 Accounting fees paid to FSC                                                       $242,212


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED    YEAR ENDED
                                    OCTOBER 31,   OCTOBER 31,
                                    1995          1994


Operations                                                                              $ 1,790,520      $ 227,067
Net investment income

 Net realized gain (loss)                                                                (10,059,188)     95,892,182

 Change in net unrealized appreciation (depreciation)                                    (70,801,516)     (23,604,018)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                         (79,070,184)     72,515,231

Distributions to shareholders                                                            -                (256,048)
From net investment income

 In excess of net investment income                                                      (583,259)        (2,801,167)

 From net realized gain                                                                  (52,235,883)     (6,809,163)

 TOTAL DISTRIBUTIONS                                                                     (52,819,142)     (9,866,378)

Share transactions                                                                       535,543,498      965,069,943
Net proceeds from sales of shares

 Reinvestment of distributions                                                           51,819,678       9,613,028

 Cost of shares redeemed                                                                 (691,649,929)    (977,332,983)

 Redemption fees                                                                         278,855          -

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                 (104,007,898)    (2,650,012)

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                (235,897,224)    59,998,841

NET ASSETS                                                                               553,532,139      493,533,298
Beginning of period

 End of period (including distributions in excess of net investment income of $67,351   $ 317,634,915    $ 553,532,139
and $352,101, respectively)

OTHER INFORMATION                                                                        34,934,955       51,298,442
Shares
 Sold

 Issued in reinvestment of distributions                                                 3,265,306        566,134

 Redeemed                                                                                (44,583,739)     (52,364,846)

 Net increase (decrease)                                                                 (6,383,478)      (500,270)



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED OCTOBER 31,

SELECTED PER-SHARE DATA   1995                      1994 E   1993   1992   1991 D





Net asset value, beginning of period                                  $ 19.96     $ 17.48     $ 12.00     $ 13.15     $ 12.89

Income from Investment Operations                                     .07 C       .10         .20         .08 C       .02 C
Net investment income

 Net realized and unrealized gain (loss)                              (3.12)      2.78        5.39        (1.23)      .40

 Total from investment operations                                     (3.05)      2.88        5.59        (1.15)      .42

Less Distributions                                                    -           (.01)       (.11)       -           (.16)
From net investment income

 In excess of net investment income                                   (.02)       (.11)       -           -           -

 From net realized gain                                               (2.02)      (.28)       -           -           -

 Total distributions                                                  (2.04)      (.40)       (.11)       -           (.16)

Redemption fees added to paid in capital                              .01         -           -           -           -

Net asset value, end of period                                        $ 14.88     $ 19.96     $ 17.48     $ 12.00     $ 13.15

TOTAL RETURN A, B                                                     (15.87)%    16.88%      47.06%      (8.75)%     3.37%

RATIOS AND SUPPLEMENTAL DATA                                          $ 317,635   $ 553,532   $ 493,533   $ 116,277   $ 95,051
Net assets, end of period (000 omitted)

Ratio of expenses to average net assets                               1.32%       1.54%       1.59%       1.84%       1.88%
                                                                      F

Ratio of net investment income to average net assets                  .44%        .04%        .15%        .65%        .12%

Portfolio turnover rate                                               65%         88%         77%         105%        143%

A TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN. (SEE NOTE 7 OF NOTES TO
FINANCIAL
STATEMENTS.)
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D AS OF NOVEMBER 1, 1991 THE FUND DISCONTINUED THE USE OF
EQUALIZATION ACCOUNTING.
E EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION
93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT
PRESENTATION OF INCOME, CAPITAL
GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES."
AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS RELATED
TO BOOK TO TAX DIFFERENCES.
F FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES
DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE
RATIO WOULD HAVE BEEN
HIGHER.


SOUTHEAST ASIA
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value). The fund has a 3% sales charge.
CUMULATIVE TOTAL RETURNS
PERIOD ENDED                             PAST 1    LIFE OF
OCTOBER 31, 1995                         YEAR      FUND

SOUTHEAST ASIA                           -5.00%    39.46%

SOUTHEAST ASIA (INCL. 3% SALES CHARGE)   -7.85%    35.27%

Morgan Stanley Far East ex-Japan
 Free Index                              -7.54%    52.02%

Average Pacific Region Fund              -10.49%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, or since the fund started on April 19, 1993. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Far East ex-Japan Free index, a broad measure of the performance of stocks in the Far East region, excluding Japan. The index is weighted by each country's market capitalization (or the total value of its outstanding shares). To measure how the fund's performance stacked up against its peers, you can compare it to the average Pacific region fund, which reflects the performance of 34 funds with similar objectives tracked by Lipper Analytical Services over the past 12 months. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effects of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIOD ENDED                             PAST 1    LIFE OF
OCTOBER 31, 1995                         YEAR      FUND

SOUTHEAST ASIA                           -5.00%    14.01%

SOUTHEAST ASIA (INCL. 3% SALES CHARGE)   -7.85%    12.65%

Morgan Stanley Far East ex-Japan
 Free Index                              -7.54%    17.95%

Average Pacific Region Fund              -10.49%   n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
              Fidelity SoutheaMorgan Stanley E
     04/19/93         9700.00        10000.00
     04/30/93         9651.50        10378.31
     05/31/93        10078.30        10975.91
     06/30/93         9835.80        10687.54
     07/31/93         9826.10        10760.98
     08/31/93        10543.90        11661.43
     09/30/93        10873.70        12024.42
     10/31/93        12842.80        14239.20
     11/30/93        13240.50        14143.38
     12/31/93        15992.99        17581.63
     01/31/94        14696.78        16380.67
     02/28/94        14004.83        15439.89
     03/31/94        12221.33        13760.40
     04/30/94        12533.20        14408.66
     05/31/94        13069.22        15023.00
     06/30/94        12299.30        14355.17
     07/31/94        12952.27        15156.89
     08/31/94        14141.27        16391.33
     09/30/94        14131.52        16127.43
     10/31/94        14238.73        16440.91
     11/30/94        12845.07        14875.07
     12/31/94        12513.71        14507.62
     01/31/95        11198.01        12951.63
     02/28/95        12162.86        14260.59
     03/31/95        12318.79        14329.01
     04/30/95        12309.04        14193.40
     05/31/95        13712.45        15922.73
     06/30/95        13702.71        15683.30
     07/31/95        14053.56        15930.93
     08/31/95        13507.79        15172.95
     09/30/95        13683.21        15436.24
     10/31/95        13527.28        15201.74

Let's say you invested $10,000 in Fidelity Southeast Asia Fund on April 19, 1993, when the fund started. By October 31, 1995, the value of your investment would have grown to $13,527 - a 35.27% increase on your initial investment. That compares to $10,000 invested in the Morgan Stanley Far East ex-Japan Free index, which would have grown to $15,202 over the same period - a 52.02% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
SOUTHEAST ASIA
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Allan Liu, Portfolio Manager of Fidelity Southeast Asia
Fund
Q. HOW DID THE FUND PERFORM, ALLAN?
A. We've seen some improvement in the Southeast Asian markets during recent months, and the fund's performance reflects that. The fund outpaced both its peers and its benchmark. For the 12 months ended October 31, 1995, the fund returned -5.00%. This was better than the Morgan Stanley Far East ex-Japan Free Index, which returned -7.54% and better than the average Pacific region fund, which returned -10.49%, according to Lipper Analytical Services.
Q. THE YEAR GOT OFF TO A ROCKY START . . .
A. Yes, and from the end of 1994 through April of this year most Southeast Asian markets suffered a serious setback. That was especially true in January when many investors became concerned that the economic crisis in Mexico - set off by the devaluation of the Mexican peso - might repeat itself in other emerging markets across the globe. What followed was a large outflow of money from the Southeast Asian markets as many investors questioned whether or not these countries would be forced to follow suit. In some cases, a lack of investor confidence caused central banks in Southeast Asia to raise their domestic interest rates in an effort to support their own currencies. That had a fairly negative impact on the markets.
Q. YET OVER THE PAST SIX MONTHS, MANY OF THE REGION'S MARKETS HAVE PERFORMED BETTER. WHAT CHANGED?
A. It's important to remember that markets in this part of the world are extremely sensitive to changes in interest rates, investor confidence and fund flows. One positive that helped these markets was the fact that after a while, interest rates started to come down again. And generally speaking, there is a high correlation between the region's currencies and the U.S. dollar. And as the dollar strengthened, so did many regional currencies, effectively eliminating the need to raise interest rates higher.
Q. CAN YOU TELL US HOW INDIVIDUAL MARKETS PERFORMED OVER THE PAST SIX
MONTHS?
A. Sure. Prospective interest rate cuts in the United States and improving sentiment toward China helped to fuel the Hong Kong market. But Thailand, too, is sensitive to changes in U.S. interest rates, and the Thai market performed poorly. There, the positive effect of lower interest rates was more than offset by political transition as a new coalition government took control. Malaysian stocks suffered from concerns over a widening current account deficit and rising inflation. The balance of the markets in the region were generally flat to down, as investors remained on the sidelines due to a lack of major market-moving news.
Q. WHAT HELPED THE FUND PERFORM BETTER THAN THE AVERAGE?
A. It's difficult to say for sure, but I suspect that it came down to individual stock selection, rather than market selection. One good example is Indonesian cigarette manufacturer Sampoerna, the fund's second largest holding as of October 31, 1995. The company recently reported that net profits for the first six months of the year were up more than 50%. As a result, the stock rose and made a significant contribution to the fund. The company has been well positioned in the premium cigarette market and gained market share in the low tar segment. It also has achieved high sales growth through expanding capacity and price increases. Hutchison Whampoa, which is a Hong Kong-based conglomerate, was the fund's largest holding at the end of the period and was up more than 19% during the past year. The company has had strong property earnings and also owns container terminals and telecommunications operations. In addition to its Hong Kong container terminals, it operates container terminals in China, which I believe could have tremendous long-term growth potential. Finally, two additional Hong-Kong property companies, Sun Hung Kai Properties and Cheung Kong Holdings, gained from improved earnings prospects and expectations of declining U.S. interest rates.
Q. HAVE YOU FOUND ANY WAYS TO PLAY THE OPENING OF MAINLAND CHINA?
A. Yes, through the addition of Hong Kong-based Goldlion. This menswear wholesaler is experiencing explosive sales growth in mainland China. And, its new tobacco division also could do well in the Chinese market, with its smoking population exceeding 300 million people.
Q. HOW HAVE THE FUND'S KOREAN HOLDINGS FARED?
A. In the third quarter of 1995, the Korean market performed well due to more moderate economic growth and a slowdown in capital investment that is expected to improve the country's current account balance. One standout was Korean-based Samsung Electronics, currently the world's largest dynamic random-access memory (DRAM) manufacturer. Its higher-than-expected sales and earnings were due to high volume and prices. The company has a competitive edge over Japanese DRAM producers due to the lower costs. At the end of the period, the fund had a heavier weighting - relative to its benchmark in Korean stocks.
Q. WERE THERE ANY STOCKS THAT DISAPPOINTED?
A. Malaysian Airlines Systems shares were negatively affected by a recent plane crash, despite better-than-expected operating margins. I continued to underweight Malaysian holdings in general throughout the period, compared to the benchmark, because their relative valuations were high and there were concerns about inflation and widening current account deficits. But after a period of market consolidation in the fall, more Malaysian stocks began to look attractive from a valuation standpoint. As a result, I have recently found good buying opportunities among high-quality stocks. One example is Berjaya Sports Toto, a number forecast operator that is benefiting from growing gambling demand in Malaysia.
Q. SOME BELIEVE THAT THAILAND WILL CONTINUE TO BE CHALLENGED BY ECONOMIC AND POLITICAL UNCERTAINTY. WHAT'S YOUR VIEW?
A. I don't share the same concerns, and Thailand holdings accounted for 23.5% of the fund's holdings at the end of the period. I'm not particularly worried about the country's economy, which I believe is strong. I regard its relatively high rate of inflation as a short-term problem caused primarily by food price increases. As a result, I have continued to overweight the Thai market. Two of my favorites in this area are Thai banks Krung Thai Bank and Bangkok Bank. When I bought these stocks, they were attractively priced and could perform well with improving operational efficiency. Also, these companies help serve as a proxy for the growth of the Thailand economy, which is growing 8%-9% per year.
Q. WHAT WILL YOUR STRATEGY BE OVER THE NEXT SIX MONTHS?
A. I expect Hong Kong and Thailand to continue to play an important role in my strategy going forward. I expect that investors will look at Hong Kong as a proxy for investing in China. While some have been concerned about inflation in China, there have been encouraging indications that the country will experience a "soft landing," in which growth is moderate and inflation is low. I also think that there could be renewed interest in Thailand. While there has been some recent political uncertainty of late, it is fairly common for Thailand's coalition government to change on average less than every two years. What we've learned over time is that change in government hasn't had any significant impact on Thailand's economic growth.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of Southeast Asian issuers. The fund does not anticipate investing in Japan
START DATE: April 19, 1993
SIZE: as of October 31, 1995, more than
$649 million
MANAGER: Allan Liu, since 1993; manager, various funds for non-U.S. investors; analyst, Southeast Asian markets, 1987-1990; joined
Fidelity in 1987
(checkmark)
ALLAN LIU'S OUTLOOK FOR SOUTHEAST ASIAN MARKETS:
"It's very hard to say what we'll see over the next six months. From a fundamental viewpoint, we are seeing more and more values arising in Southeast Asian equity markets. From an economic standpoint, growth is still quite good. Some countries - like Malaysia and the Philippines - are showing signs of overheating, but I don't believe they are in danger of collapsing.
Interest rates might have to rise a bit in these countries and credit may need to be tightened, but I don't think it's the end of the world.
"In general, there's still a lack of interest in these markets from overseas investors on the back of the Mexican crisis and some macroeconomic issues. But given time, investors may give these markets a second look."
(solid bullet) Major shifts: Finance, the fund's largest sector concentration grew to 27.9% of investments at the end of the period, from 15.6% six months earlier.
Transportation, meanwhile, dropped to 4.3% as of October 31, 1995, from 10.2% six months earlier.
SOUTHEAST ASIA
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION
AS OF OCTOBER 31, 1995

United States 3.0%
Row: 1, Col: 1, Value: 3.0
Row: 1, Col: 2, Value: 23.5
Row: 1, Col: 3, Value: 8.9
Row: 1, Col: 4, Value: 3.4
Row: 1, Col: 5, Value: 1.3
Row: 1, Col: 6, Value: 16.8
Row: 1, Col: 7, Value: 8.0
Row: 1, Col: 8, Value: 7.1
Row: 1, Col: 9, Value: 28.0
Row: 1, Col: 10, Value: 0.0
Thailand 23.5%
Hong Kong 28.0%
Indonesia 7.1%
Singapore 8.9%
Philippines 3.4%
Other 1.3%
Korea (South) 8.0%
Malaysia 16.8%
AS OF APRIL 30, 1995
United States 4.4%
Row: 1, Col: 1, Value: 4.4
Row: 1, Col: 2, Value: 18.7
Row: 1, Col: 3, Value: 17.3
Row: 1, Col: 4, Value: 3.7
Row: 1, Col: 5, Value: 1.2
Row: 1, Col: 6, Value: 13.9
Row: 1, Col: 7, Value: 12.8
Row: 1, Col: 8, Value: 8.300000000000001
Row: 1, Col: 9, Value: 19.7
Hong Kong 20.0%
Thailand 18.7%
Indonesia 8.3%
Singapore 17.0%
Korea (South) 12.8%
Philippines 3.7%
Malaysia 13.9%
Other 1.2%
ASSET ALLOCATION
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

Stocks                   97.0          95.4

Bonds                    0.0           0.2

Short-term investments   3.0           4.4

TOP TEN STOCKS
                                        % OF FUND'S   % OF FUND'S
                                        INVESTMENTS   INVESTMENTS
                                                      6 MONTHS AGO

Hutchison Whampoa Ltd. Ord.             4.1           4.0
(Hong Kong, Electrical Equipment)

Sampoerna Hanjaya Mandala (For. Reg.)   3.7           3.7
(Indonesia, Tobacco)

HSBC Holdings PLC                       3.4           1.1
(Hong Kong, Banks)

Samsung Electronics Co. Ltd. (vtg.)     3.0           3.1
(Korea (South), Electronics)

Sun Hung Kai Properties Ltd.            2.3           3.1
(Hong Kong, Real Estate)

Development Bank of Singapore           2.2           2.6
Ltd. (For. Reg.)
(Singapore, Banks)

Krung Thai Bank (For. Reg.)             2.1           1.0
(Thailand, Banks)

Goldlion Holdings                       1.9           0.0
(Hong Kong, Apparel Stores)

Malaysian Airlines Systems BHD          1.9           2.8
(Malaysia, Air Transportation)

Cheung Kong Holdings Ltd.               1.8           1.3
(Hong Kong, Real Estate)

TOP TEN MARKET SECTORS
                                   % OF FUND'S    % OF FUND'S
                                   INVESTMENTS    INVESTMENTS
                                                  6 MONTHS AGO

Finance                            27.9           15.6

Utilities                          17.0           15.8

Construction & Real Estate         14.0           16.9

Nondurables                        5.9            5.3

Technology                         5.6            4.6

Industrial Machinery & Equipment   5.3            6.3

Transportation                     4.3            10.2

Media & Leisure                    4.2            5.9

Energy                             2.5            1.8

Retail & Wholesale                 2.4            1.9


SOUTHEAST ASIA
INVESTMENTS OCTOBER 31, 1995

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 96.9%
 SHARES VALUE (NOTE 1)
CHINA (PEOPLES REP) - 1.3%
Huaneng Power International, Inc.
 Class N sponsored ADR (a)  495,250 $ 8,233,531
HONG KONG - 28.0%
Bank of East Asia  400,000  1,409,853
Cheung Kong Holdings Ltd.   2,100,000  11,842,769
China Light & Power Co. Ltd.   1,711,000  9,117,897
Citic Pacific Ltd. Ord.   980,000  3,061,193
Consolidated Electric Power Asia Ltd.   4,443,000  8,993,694
Dah Sing Financial Holdings Ltd.   920,000  2,082,444
Dao Heng Bank Group Ltd.   921,000  3,377,226
First Pacific Co. Ltd.   5,298,705  6,099,682
Goldlion Holdings  22,220,000  12,645,740
Great Eagle Holdings Ltd.   900,000  2,467,890
Guangnan Holdings  11,069,000  3,543,489
Guangzhou Investment Co. Ltd.   12,000,000  2,467,890
HKR International Ltd.   1,600,000  1,386,572
HSBC Holdings PLC  1,524,786  22,187,527
Hang Seng Bank  502,000  4,204,274
Harbour Ring International Holdings Ltd.
 (warrants) (a)  333  4
Henderson Investment Ltd. (warrants) (a)  164,000  8,697
Henderson Land Development Co. Ltd.   100,000  598,864
Hong Kong & China Gas Co. Ltd.   2,125,000  3,449,452
Hong Kong Electric Holdings Ord.   1,860,000  6,327,267
Hong Kong Telecommunications Ltd.   3,800,000  6,635,365
Hopewell Holdings Ltd.   1,000,000  630,554
Hutchison Whampoa Ltd. Ord.   4,880,000  26,889,139
Hysan Development Co. Ltd.   2,080,000  5,300,014
New World Development Co.   780,000  3,036,747
New World Infrastructure Ltd.   1,300  2,287
New World Infrastructure Ltd. (b)  800,000  1,407,267
Sun Hung Kai Properties Ltd.   1,908,000  15,239,222
Swire Pacific Ltd. Class A  1,204,000  9,032,375
Varitronix International Ltd.   1,932,000  3,685,926
Wharf Holdings Ltd. (b)  400,000  1,350,355
Wing Hang Bank Ltd.   800,000  2,576,540
Wo Kee Hong Holdings  3,000,000  593,691
  181,651,906
INDONESIA - 7.1%
Astra International PT (For. Reg.)  500,000  1,001,762
Bank Dagang Nas Indonesia PT  500,000  445,839
Bank Danamon PT (For. Reg.)  500,000  726,553
Bank International Indonesia PT Ord.   121,500  425,331
Bimantara Citra (For. Reg.) (a)  327,500  252,367
Gudang Garam PT Perusahaan  692,500  6,022,407
Indocement Tungaal Prakarsa PT
 (For. Reg.)  200,000  739,763
Indofood Sukses Makmur (For. Reg.)  400,000  1,849,407
Indosat (Indonesia Satellite)
 sponsored ADR  264,000  8,745,000
SUCACO PT  350,000  863,057
Sampoerna Hanjaya Mandala
 (For. Reg.)  2,600,000  24,042,291
Semen Gresik (For. Reg.)  400,000  1,039,191
  46,152,968
KOREA (SOUTH) - 7.9%
Daelim Industrial (RFD) (a)  8,344  173,390
Hyundai Engineering and Construction
 Co. Ltd. (RFD)  1,410  73,342
Hyundai Motor Co. GDR (a) (b)  68,000  1,173,000
Korea Electric Power Corp.   244,510  10,745,544

 SHARES VALUE (NOTE 1)
Korea First Securities Co. Ltd.   1 $ 15
Korea Mobile Telecommunications Corp.   8,700  7,707,654
Pohang Iron & Steel Co. Ltd.   63,055  5,982,374
Samsung Electronics Co. Ltd.:
 (bonus issued 3/95) (a)  20,698  4,558,077
 GDS (b)  5,000  323,500
 GDS (non-vtg.) (a)  5,343  343,822
 GDS (vtg.) (a)  104  11,918
 (New) (a)  1,646  356,026
 (vtg.)  88,464  19,714,929
Samsung Engineering & Construction Co.
 (vtg.) GDR (a)  22  352
  51,163,943
MALAYSIA - 16.8%
Affin Holdings BHD  1,600,000  3,022,135
Arab Malaysian Corp. BHD  291,000  979,065
Berjaya Sports Toto BHD  5,475,833  11,420,330
Cement Manufacturers Sarawak  620,000  2,927,693
Commerce Asset Holding BHD  666,000  3,302,154
Crest Petroleum BHD (a)  200,000  391,933
EON (Edaran Otomobil Nasional) BHD 830,000 6,532,218 Econstates BHD 172,000 204,403
Ekran BHD Ord.   100,000  253,812
Genting BHD  810,000  6,980,423
Hong Leong Industries BHD  710,000  3,380,620
Jaya Tiasa Holdings BHD  95,000  284,112
Kian Joo Can Factory BHD  78,000  306,936
Kwong Yik Bank BHD  690,000  1,425,480
Magnum Corp. BHD  660,000  1,121,968
Malaysian Airlines Systems BHD  4,591,000  12,555,809
Malaysain Banking BHD  432,000  3,484,899
Malaysian Assurance Alliance BHD  720,000  2,918,249
Malaysian Pacific Industries Ord.   150,000  404,329
Multi-Purpose Holdings BHD  900,000  1,204,132
Nylex Malaysia SDN BHD  1,111,000  3,257,039
Oyl Industries BHD  23,000  172,868
Pacific & Orient BHD (a)  415,000  1,134,973
Petronas Gas BHD (a)  761,000  2,575,347
Petronas Gas BHD (warrants) (a)  627,000  1,095,477
Press Metal BHD  10,000  24,791
Prime Utilities BHD  330,000  3,051,648
Public Bank BHD (For. Reg.)  2,800,000  4,958,190
RJ Reynolds BHD  500,000  1,023,119
Resorts World BHD  1,990,000  9,710,182
Time Engineering BHD  2,800,000  7,161,830
United Engineers BHD  820,000  5,098,278
Wembley Industries Holdings BHD (a)  550,000  805,116
YTL Corp. BHD  977,000  5,305,499
YTL Corp. BHD (warrants) (a)  180,000  701,230
  109,176,287
PHILIPPINES - 3.4%
Benpress Holdings Corp. (a):
 GDR  80,520  462,990
 GDR (b)  79,200  475,200
Filinvest Land, Inc. Ord. (a)  864,000  232,526
House of Investments, Inc.   4,398,000  963,806
Megaworld Properties & Holdings, Inc. (a) 4,000,000 1,999,231 Meralco Class B 526,232 3,924,991
Metropolitan Bank & Trust Co.   185,839  3,429,555
Petron Corp.   4,418,125  1,953,419
Philippine Long Distance Telephone Co.
 sponsored ADR  90,000  5,051,250
Philippine National Bank (a)  60  505
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
PHILIPPINES - CONTINUED
SM Prime Holdings, Inc. (a)  5,151,200 $ 1,386,329
Universal Robina Corp.   3,925,800  1,622,543
William Lines, Inc. (a)  3,000,000  888,120
  22,390,465
SINGAPORE - 8.9%
Cerebos Pacific Ltd.  66,000  410,750
City Developments Ltd.   400,400  2,477,723
Cycle & Carriage Ltd.   41,000  365,347
DBS Land Ltd.   200,000  591,231
Development Bank of Singapore Ltd.
 (For. Reg.)  1,250,000  14,321,075
Ipco International Ltd.   200,000  748,000
Keppel Corp. Ltd.   630,000  5,168,317
Malayan Credit Ltd.   100,000  183,168
Overseas Chinese Banking Corp.   40,000  469,590
Overseas Union Bank Ltd. (For. Reg.)  1,600,000  9,957,567
Singapore International Airlines Ltd.   300,000  2,779,349
Singapore Press Holdings Ltd.
 (For. Reg.)  526,800  8,233,579
Singapore Technologies Industrial
 Corp. Ltd.   800,000  1,454,031
Ssangyong Cement Ltd.   1,075,000  2,919,378
Straits Steamship Co. Ltd. Ord.   205,000  574,116
United Overseas Bank Ltd. (For. Reg.)  826,000  7,243,564
  57,896,785
THAILAND - 23.5%
Advanced Information Services
 (For. Reg.)  596,000  9,852,414
Asia Securities Trading (For. Reg.)  760,000  2,083,847
Ban pu Coal (For. Reg.) (a)  70,000  1,680,111
Bangkok Bank Ltd.   1,137,300  11,750,368
Bangkok Expressway PCL (For. Reg.) (a) 1,320,000 2,137,493 Bangkok Metropolitan Bank PCL
 (For. Reg.)  2,828,250  2,809,706
Dhana Siam Finance & Securities PCL:
 (For. Reg.)  1,567,900  7,538,879
 (For. Reg.) (warrants) (a)  231,300  1,948,563
Dynamic Eastern Finance Thailand 1991
 Co. Ltd. (For. Reg.) (a)  605,100  1,298,446
Ekachart Finance & Securities Co. Ltd.
 (For. Reg.) (warrants) (a)  20,280  32,638
Electricity Generating PCL (For. Reg.) (a)  1,575,860  5,385,415
Finance One PCL:
 (For. Reg.)  964,200  5,938,844
 (For. Reg.) (warrants) (a)  350,350  2,283,227
General Finance & Securities PCL
 (For. Reg.)  600,000  2,670,376
Hemeraj Land & Development PCL
 (For. Reg.) (a)  73,500  318,359
Industrial Finance Corp. of Thailand (a):
 (For. Reg.)   400,000  1,311,345
 Series F (warrants) (a)  700,000  980,529
Krung Thai Bank (For. Reg.)  3,395,110  13,491,397
National Finance & Securities PCL:
 (For. Reg.)  994,200  4,543,334
 (warrants) (a)  160,000  95,371
National Petrochemical Co. (a)  1,100,000  2,600,835
Nava Finance & Securities PCL
 (For. Reg.)  800,100  2,209,694
Nithipat Capital PCL  480,000  1,468,707
Nithipat Capital PCL (warrants) (a)  80,000  -
One Holding PCL (For. Reg.)  1,169,100  3,042,958

 SHARES VALUE (NOTE 1)
PTT Exploration & Production (For. Reg.)  658,000 $ 5,961,613
Phatra Thanakit PCL (For. Reg.)  627,500  4,912,279
Prime Finance & Securities (For. Reg.)
 (warrants) (a)  46,666  75,103
Property Perfect PCL:
 (For. Reg.)   258,400  2,053,646
 (For. Reg.) (warrants) (a)  66,800  122,106
Quality Houses Co. Ltd. (For. Reg.)  156,600  690,745
Sammakorn Co. Ltd. (For. Reg.)  89,200  262,301
Seamico Securities PCL (For. Reg.) (a)  364,500  919,760
Securities One PCL:
 (For. Reg.)  268,200  2,408,631
 (warrants) (a)  44,700  -
Shinawatra Computer & Communication
 PCL (For. Reg.)  190,000  4,650,904
Siam Cement PCL (For. Reg.)  50,000  2,726,008
Siam Commercial Bank PCL (For. Reg.)  147,500  1,723,227
TPI Polene PCL (For. Reg.)  540,000  3,647,924
Telecomasia Corp. PCL (For. Reg.) (a)  2,127,300  6,297,789
Thai Airways International Ltd.
 (For. Reg.)  261,000  469,313
Thai Farmers Bank PCL  630,000  5,207,232
Thai Farmers Bank PCL (For. Reg.)
 (warrants) (a)  610,000  1,345,321
Thai Military Bank Ltd. (For. Reg.)  2,054,860  8,083,892
Thai Petrochemical Industry (For. Reg.)  753,300  1,085,123
Thai Telephone & Telecommunication PCL
 (For. Reg.) (a)  1,516,300  10,243,226
United Communication Industry PCL
 (For. Reg.)  100,000  1,263,660
Univest Land PCL (For. Reg.)  692,100  1,106,975
  152,729,634
TOTAL COMMON STOCKS
 (Cost $586,860,398)   629,395,519
NONCONVERTIBLE PREFERRED STOCKS - 0.1%
KOREA (SOUTH) - 0.1%
Samsung Electronics Co. Ltd.
 (bonus issued 3/95)
 (Cost $333,903)  3,818  457,571
CONVERTIBLE BONDS - 0.0%
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (C)
KOREA (SOUTH) - 0.0%
Shin Won Corp. euro
 0.5%, 12/31/08
 (Cost $350,000) - $ 350,000  346,500
REPURCHASE AGREEMENTS - 3.0%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 5.88%, dated
 10/31/95 due 11/1/95  $ 19,560,194  19,557,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $607,101,301)  $ 649,756,590
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $4,729,322 or 0.7% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $599,225,620 and $716,864,396, respectively.
INCOME TAX INFORMATION
At October 31, 1995, the aggregate cost of investment securities for income tax purposes was $611,360,411. Net unrealized appreciation aggregated $38,396,179, of which $77,826,554 related to appreciated investment securities and $39,430,375 related to depreciated investment securities.
At October 31, 1995, the fund had a capital loss carryforward of approximately $28,533,000 all of which will expire on October 31, 2003.
For the period, interest and dividends from foreign countries were $12,776,206 or $0.27 per share. Taxes accrued or paid to foreign countries were $1,125,389 or $0.02 per share.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investments in Securities
Aerospace & Defense   0.8%
Basic Industries   1.9
Construction & Real Estate   14.0
Durables    1.9
Energy    2.5
Finance   27.9
Holding Companies   2.2
Industrial Machinery & Equipment   5.3
Media & Leisure   4.2
Nondurables   5.9
Repurchase Agreements   3.0
Retail & Wholesale   2.4
Services   1.1
Technology   5.6
Transportation   4.3
Utilities   17.0
    100.0%
SOUTHEAST ASIA
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 OCTOBER 31, 1995

ASSETS

Investment in securities, at value (including repurchase agreements of $19,557,000) (cost $607,101,301) -           $ 649,756,590
See accompanying schedule

Cash                                                                                                                 42,447

Receivable for investments sold                                                                                      2,383,548

Receivable for fund shares sold                                                                                      826,220

Dividends receivable                                                                                                 734,390

Interest receivable                                                                                                  1,458

Redemption fees receivable                                                                                           659

 TOTAL ASSETS                                                                                                        653,745,312

LIABILITIES

Payable for investments purchased                                                                      $ 222,317

Payable for fund shares redeemed                                                                        2,759,076

Accrued management fee                                                                                  341,888

Other payables and accrued expenses                                                                     553,987

 TOTAL LIABILITIES                                                                                                   3,877,268

NET ASSETS                                                                                                         $ 649,868,044

Net Assets consist of:

Paid in capital                                                                                                     $ 633,694,104

Undistributed net investment income                                                                                  5,866,341

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                 (32,345,179
                                                                                                                    )

Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies           42,652,778

NET ASSETS, for 46,822,525                                                                                          $ 649,868,044
shares outstanding

NET ASSET VALUE, offering price                                                                                     $13.88
and redemption price per share ($649,868,044 (divided by) 46,822,525 shares)

Maximum offering price per share                                                                                    $14.31
(100/97.00 of $13.88)


STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1995

INVESTMENT INCOME                                                                 $ 12,662,952
Dividends

Interest                                                                           1,784,084

                                                                                   14,447,036

Less foreign taxes withheld                                                        (1,125,389
                                                                                  )

 TOTAL INCOME                                                                      13,321,647

EXPENSES

Management fee                                                     $ 5,078,673
Basic fee

 Performance adjustment                                             (1,128,697
                                                                   )

Transfer agent

 Fees                                                               1,982,805

 Redemption fees                                                    (39,432
                                                                   )

Accounting fees and expenses                                        350,985

Non-interested trustees' compensation                               6,122

Custodian fees and expenses                                         907,276

Registration fees                                                   76,448

Audit                                                               55,056

Legal                                                               28,269

Miscellaneous                                                       7,602

 TOTAL EXPENSES                                                                    7,325,107

NET INVESTMENT INCOME                                                              5,996,540

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              (20,531,025
                                                                   )

 Foreign currency transactions                                      (521,246       (21,052,271
                                                                   )              )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              (40,275,024
                                                                   )

 Assets and liabilities in foreign currencies                       (9,081         (40,284,105
                                                                   )              )

NET GAIN (LOSS)                                                                    (61,336,376
                                                                                  )

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ (55,339,836
                                                                                  )

OTHER INFORMATION                                                                  $805,224
Sales charges paid to FDC

 Accounting fees paid to FSC                                                       $349,043


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED    YEAR ENDED
                                    OCTOBER 31,   OCTOBER 31,
                                    1995          1994


Operations                                                                                    $ 5,996,540      $ 1,794,901
Net investment income

 Net realized gain (loss)                                                                      (21,052,271)     6,125,880

 Change in net unrealized appreciation (depreciation)                                          (40,284,105)     8,854,396

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                               (55,339,836)     16,775,177

Distributions to shareholders                                                                  -                (2,133,538)
From net investment income

 In excess of net investment income                                                            -                (1,834,307)

 TOTAL DISTRIBUTIONS                                                                           -                (3,967,845)

Share transactions                                                                             315,850,011      1,349,887,034
Net proceeds from sales of shares

 Reinvestment of distributions                                                                 -                3,847,389

 Cost of shares redeemed                                                                       (437,770,027)    (1,048,177,751)

 Redemption fees                                                                               1,393,801        7,700,655

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                       (120,526,215)    313,257,327

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                      (175,866,051)    326,064,659

NET ASSETS

 Beginning of period                                                                           825,734,095      499,669,436

 End of period (including under (over) distribution of net investment income of $5,866,341    $ 649,868,044    $ 825,734,095
and $(1,366,477), respectively)

OTHER INFORMATION
Shares

 Sold                                                                                          23,184,715       92,561,106

 Issued in reinvestment of distributions                                                       -                259,959

 Redeemed                                                                                      (32,874,037)     (74,053,904)

 Net increase (decrease)                                                                       (9,689,322)      18,767,161



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          YEARS ENDED            APRIL 19, 1993
                          OCTOBER 31,            (COMMENCEMENT OF
                                                 OPERATIONS) TO

SELECTED PER-SHARE DATA   1995          1994 B   OCTOBER 31, 1993




Net asset value, beginning of period                               $ 14.61     $ 13.24     $ 10.00

Income from Investment Operations

 Net investment income                                            .15         .04         .01

 Net realized and unrealized gain (loss)                          (.91)       1.23        3.22

 Total from investment operations                                 (.76)       1.27        3.23

Less Distributions                                                -           (.04)       -
From net investment income

 In excess of net investment income                               -           (.03)       -

 Total distributions                                              -           (.07)       -

Redemption fees added to paid in capital                          .03         .17         .01

Net asset value, end of period                                    $ 13.88     $ 14.61     $ 13.24

TOTAL RETURN A, C                                                 (5.00)%     10.87%      32.40%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                           $ 649,868   $ 825,734   $ 499,669

Ratio of expenses to average net assets                           1.10%       1.47%       2.00% D,
                                                                  E

Ratio of net investment income to average net assets              .90%        .22%        .45% E

Portfolio turnover rate                                           94%         157%        14% E

A TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR
PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
B EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION
93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION
OF INCOME, CAPITAL
GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES."
AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS
RELATED TO BOOK TO TAX DIFFERENCES.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN.
D FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES
DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE
RATIO WOULD HAVE BEEN
HIGHER.
E ANNUALIZED.


NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1995


a SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Canada Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Japan Fund, Fidelity Latin America Fund, Fidelity Pacific Basin Fund and Fidelity Southeast Asia Fund are funds of Fidelity Investment Trust. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. The following summarizes the significant accounting policies of the funds:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities, including restricted securities, for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Korean equity securities that have reached the limit for aggregate foreign ownership and for which premiums to the local exchange prices may be paid by foreign investors are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities maturing within sixty days of their purchase date are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Equity securities that have reached the limit for aggregate foreign ownership may trade at a premium to the local share price. If the broker-quoted premium is not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.
FOREIGN CURRENCY TRANSLATION. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. Each fund may be subject to foreign taxes on income, gains on investments or currency repatriation. Each fund accrues such taxes as applicable based upon its current interpretation of the tax rules and regulations that exist in markets in which it invests. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations. Certain funds also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income (loss) and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. REDEMPTION FEES. Shares held in Emerging Markets, Latin America and Southeast Asia less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. Shares held in Japan less than 90 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. In December 1994, the Board of Trustees of Pacific Basin approved a 1.00% redemption
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
REDEMPTION FEES - CONTINUED
fee on shares held less than 90 days which is effective for shares purchased after April 15, 1995. In May 1995, the Board of Trustees of Canada, Europe and Europe Capital Appreciation approved a 1.00% redemption fee on shares held less than 90 days which is effective for shares purchased on or after September 1, 1995. In December 1995, The Board of Trustees of Canada and Japan approved a 1.50% redemption fee on shares held less than 90 days which is effective on shares purchased on or after February 1, 1996. A portion of the fee is accounted for as a reduction of transfer agent expenses. This portion of the redemption fee is used to offset the transaction costs and other expenses that short-term trading imposes on those funds and their shareholders. The remainder of the redemption fee is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.
b OPERATING POLICIES.
FORWARD FOREIGN CURRENCY CONTRACTS. The funds may use foreign currency contracts to facilitate transactions in foreign securities and to manage the funds' currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the funds' investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.
The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are offset and any realized gain (loss) is recognized on the date of offset; otherwise, gain (loss) is recognized on settlement date.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase, and are collateralized by U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The funds, through their custodian, receive delivery of the underlying securities, whose market value is required to be at least 102% of the resale price at the time of purchase. FMR is responsible for determining that the value of these underlying securities remains at least equal to the resale price.
FUTURES CONTRACTS AND OPTIONS. The funds may use futures and options contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Buying futures, writing puts, and buying calls tend to increase the funds' exposure to the underlying instrument. Selling futures, buying puts, and writing calls tend to decrease the funds'
exposure to the underlying instrument, or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.
INDEXED SECURITIES. The funds may invest in indexed securities whose values are linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices, or other underlying instruments. The funds use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.
RESTRICTED SECURITIES. The funds are permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted securities (excluding 144A issues) at the end of the period are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments.
c PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities) and the market value of futures contracts opened and closed is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
d FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As each fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2700% to .5200% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
MANAGEMENT FEE - CONTINUED
voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .45% for each fund.
The basic fee for Canada, Europe, Europe Capital Appreciation, Japan, Pacific Basin, and Southeast Asia is subject to a performance adjustment (up to a maximum of (plus/minus) .20%) based on each fund's investment performance as compared to the appropriate index over a specified period of time.
For the period, each fund's management fee was equivalent to the following annualized rates expressed as a percentage of average net assets after the performance adjustment, if applicable:
Canada  .72%
Emerging Markets  .77%
Europe Capital Appreciation  .85%
Europe  .80%
Japan   .66%
Latin America  .77%
Pacific Basin  .79%
Southeast Asia  .59%
SUB-ADVISER FEE. FMR, on behalf of the funds, entered into sub-advisory agreements with affiliates of FMR. In addition, one of the sub-advisers, Fidelity International Investment Advisors (FIIA), entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIAL U.K. and FIIAL Japan a fee based on costs incurred for either service. SALES LOAD. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the funds. FDC is paid a 3% sales charge on sales of shares of each fund.
Shares of Canada, Europe, and Pacific Basin purchased before October 12, 1990 are subject to a 1% deferred sales charge upon redemption.
The amount received by FDC for sales charges and deferred sales charges is shown under the caption "Other Information" on each applicable fund's Statement of Operations.
TRANSFER AGENT FEE. Fidelity Service Co. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. During the period November 1, 1994 to December 31, 1994, FSC received fees based on the type, size, number of accounts and the number of transactions made by shareholders. Effective January 1, 1995, the Board of Trustees approved a revised transfer agent contract pursuant to which FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements.
ACCOUNTING FEE. FSC maintains the funds' accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses. The accounting and pricing fees paid to FSC are shown under the caption "Other Information" on each fund's Statement of Operations. BROKERAGE COMMISSIONS. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments.
e TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Information regarding affiliated companies is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
f BANK BORROWINGS.
Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, each fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balances during the periods for which loans were outstanding are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments. g EXPENSE REDUCTIONS.
FMR directed certain portfolio trades to brokers who paid a portion of certain funds' expenses. For the period, the expenses of Canada, Emerging Markets, Europe Capital Appreciation, and Japan were reduced by $3,730, $2,769, $2,438, and $750, respectively, under this arrangement.
In addition, FMR voluntarily agreed to reimburse a portion of operating expenses for certain funds. For the period, the reimbursement reduced expenses for Canada, Europe, and Pacific Basin by $197,748, $475,027, and $231,426, respectively.
h CONCENTRATION OF RISK.
The relatively large investments of Emerging Markets, Latin America, Pacific Basin and Southeast Asia in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these funds' investments and the income they generate, as well as the fund's ability to repatriate such amounts.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Investment Trust and the Shareholders of:
 Fidelity Canada Fund,
 Fidelity Emerging Markets Fund,
 Fidelity Europe Fund,
 Fidelity Japan Fund,
 Fidelity Pacific Basin Fund:
We have audited the accompanying statements of assets and liabilities of Fidelity Investment Trust: Fidelity Canada Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, and Fidelity Pacific Basin Fund, including the schedules of portfolio investments, as of October 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Investment Trust: Fidelity Canada Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, and Fidelity Pacific Basin Fund as of October 31, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
December 20, 1995
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Investment Trust and the Shareholders of:
 Fidelity Europe Capital Appreciation Fund,
 Fidelity Latin America Fund,
 Fidelity Southeast Asia Fund:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Europe Capital Appreciation Fund, Fidelity Latin America Fund and Fidelity Southeast Asia Fund (funds of Fidelity Investment Trust ) at October 31, 1995, the results of each of their operations for the period then ended, and the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Investment Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
Boston, Massachusetts
December 20, 1995

(2_FIDELITY_LOGOS)FIDELITY'S
BROADLY DIVERSIFIED INTERNATIONAL EQUITY
FUNDS
FIDELITY INTERNATIONAL GROWTH & INCOME FUND
FIDELITY DIVERSIFIED INTERNATIONAL FUND
FIDELITY INTERNATIONAL VALUE FUND
FIDELITY OVERSEAS FUND
FIDELITY WORLDWIDE FUND

ANNUAL REPORT
FOR THE YEAR ENDING
OCTOBER 31, 1995
AND
PROSPECTUS
DATED DECEMBER 30, 1995
CONTENTS



MARKET RECAP                                           A REVIEW OF WHAT HAPPENED IN WORLD MARKETS
                                                       DURING THE LAST YEAR.

INTERNATIONAL GROWTH & INCOME FUND                     PERFORMANCE
                                                A-5    FUND TALK: THE MANAGER'S OVERVIEW
                                                       INVESTMENT CHANGES
                                                A-8    INVESTMENTS
                                                A-12   FINANCIAL STATEMENTS

DIVERSIFIED INTERNATIONAL FUND                         PERFORMANCE
                                                A-15   FUND TALK: THE MANAGER'S OVERVIEW
                                                       INVESTMENT CHANGES
                                                A-18   INVESTMENTS
                                                A-22   FINANCIAL STATEMENTS

INTERNATIONAL VALUE FUND                               PERFORMANCE
                                                A-25   FUND TALK: THE MANAGER'S OVERVIEW
                                                A-27   INVESTMENT CHANGES
                                                A-28   INVESTMENTS
                                                A-31   FINANCIAL STATEMENTS

OVERSEAS FUND                                          PERFORMANCE
                                                A-34   FUND TALK: THE MANAGER'S OVERVIEW
                                                       INVESTMENT CHANGES
                                                A-37   INVESTMENTS
                                                A-42   FINANCIAL STATEMENTS

WORLDWIDE FUND                                         PERFORMANCE
                                                A-45   FUND TALK: THE MANAGER'S OVERVIEW
                                                       INVESTMENT CHANGES
                                                A-48   INVESTMENTS
                                                A-51   FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS                   A-53   NOTES TO THE FINANCIAL STATEMENTS

REPORT OF INDEPENDENT ACCOUNTANTS               A-56   THE AUDITORS' OPINION

FIDELITY'S BROADLY DIVERSIFIED INTERNATIONAL    P-1
EQUITY
FUNDS PROSPECTUS


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
MARKET RECAP


Overseas stock markets have not turned in the same strong performance that the U.S. market has in 1995. Slow growth, a string of negative events in Japan, and Mexico's currency crisis in late 1994 helped spark a flight of capital to the U.S., in spite of positive news regarding interest rate declines in many markets. For the 12 months ended October 31, 1995, the Morgan Stanley EAFE Index - which measures stock performance in Europe, Australia and the Far East - had a total return of -0.37%.
EUROPE: European markets produced fairly strong results. The Morgan Stanley Europe Index rose 13.21% during the 12 months ended October 31. The economic recovery in many European economies stalled in 1995, despite interest rate declines. Strong dollar-based returns in Switzerland were bolstered by the strength of the Swiss franc, as well as the solid performance of insurance companies and consumer nondurable stocks, such as pharmaceuticals. Strong performances by the Finnish and Swedish markets also were marked by a lack of breadth, as large-capitalization stocks that make up significant portions of local indexes posted strong returns. Italy and Austria produced negative returns; Norway fared a bit better; Belgium, Denmark, Germany, Ireland, the Netherlands, Spain and the United Kingdom posted solid, double-digit returns.
JAPAN AND THE FAR EAST: Japan's stock market continued to struggle in 1995 as the country's economy stalled. According to Morgan Stanley Capital International, Japanese stocks fell 13.1% in U.S. dollars over the 12 months ended October 31. The drop was due to a number of factors that affected investor sentiment: the Barings debacle, the Kobe earthquake, the subway nerve gas attack, the strength of the yen versus other currencies, a lack of consumer confidence, political and banking scandals, and a weakening economy. A lack of foreign capital exacerbated the issue. The Morgan Stanley Far East ex-Japan Free Index - a measure of Far East markets excluding Japan - fell 7.54% during the period, in spite of strong returns in Hong Kong. A lack of investor interest, slowing economies and fears of interest rate increases spurred weakness in the Far East.
EMERGING MARKETS: Emerging markets struggled in 1995, hurt by the flight of capital to the U.S. The Morgan Stanley Emerging Markets Free Index had a total return of -19.43% for the 12 months ended October 31. Rising interest rates in late 1994 and early 1995, as well as Mexico's peso devaluation in December 1994, contributed significantly to this exodus. While interest rates have declined in the U.S., they have not in Southeast Asia, adding to mounting trade deficits and making it more expensive for companies to borrow. Except for Peru and Venezuela, returns across Latin America were negative, even though Brazil and Chile took steps to alleviate inflation, increase savings, raise foreign exchange reserves and improve economic growth. The top performing markets through October 1995 were Turkey, Greece and South Africa. Other emerging markets making positive gains in 1995 included Israel and Jordan.
U.S. AND CANADA: Strong corporate earnings and a favorable interest rate environment helped the U.S. stock market post robust returns during the period. The Standard & Poor's Composite Index of 500 Stocks was up 26.44% - well above its historical annual average of roughly 12%. With inflation posing little threat, interest rates fell during the first half of 1995. Technology companies - whose goods and services benefited from both corporate and consumer demand - posted the strongest earnings growth and stock price gains. Canadian stocks did not perform as well over the past 12 months. Stocks included in the Toronto Stock Exchange 300 Index returned 7.07% for the period.
BONDS: Many global bond markets turned in strong performances during the 12 months ended October 31, 1995, sparked by declines in interest rates. In the U.S., yields fell - and prices rose - on most fixed-income investments. Indications of a slowing U.S. economy and a relative absence of inflation pressures helped to push interest rates down. In an effort to thwart the possibility of a recession, the Federal Reserve Board lowered U.S. short-term interest rates in July, after raising them seven successive times in 1994 and early 1995. Slowing economies in developed countries also helped push interest rates down. For the 12 months ended October 31, 1995, the Salomon Brothers Non-U.S. World Government Bond Index - which tracks the performance of government bonds in 13 developed countries excluding the U.S. - had a total return of 15.19%. That nearly matched the Lehman Brothers Government Bond Index - a broad measure of taxable bonds in the U.S. market - which returned 15.38%. For the same period, the J.P. Morgan Emerging Markets Bond Index had a total return of 8.01%.

 S&P 500 EAFE
 * YEAR TO DATE THROUGH OCTOBER 31, 1995.
Row: 1, Col: 1, Value: 22.38
Row: 1, Col: 2, Value: 23.69
Row: 2, Col: 1, Value: 6.1
Row: 2, Col: 2, Value: 7.38
Row: 3, Col: 1, Value: 31.57
Row: 3, Col: 2, Value: 56.16
Row: 4, Col: 1, Value: 18.56
Row: 4, Col: 2, Value: 69.44000000000001
Row: 5, Col: 1, Value: 5.1
Row: 5, Col: 2, Value: 24.63
Row: 6, Col: 1, Value: 16.61
Row: 6, Col: 2, Value: 28.27
Row: 7, Col: 1, Value: 31.69
Row: 7, Col: 2, Value: 10.53
Row: 8, Col: 1, Value: -3.1
Row: 8, Col: 2, Value: -23.45
Row: 9, Col: 1, Value: 30.47
Row: 9, Col: 2, Value: 12.13
Row: 10, Col: 1, Value: 7.619999999999999
Row: 10, Col: 2, Value: -12.17
Row: 11, Col: 1, Value: 10.08
Row: 11, Col: 2, Value: 32.56
Row: 12, Col: 1, Value: -2.56
Row: 12, Col: 2, Value: 7.89
Row: 13, Col: 1, Value: 29.3
Row: 13, Col: 2, Value: 4.01
%
INTERNATIONAL GROWTH & INCOME
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value). The 2% sales charge was eliminated June 1, 1994.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                         PAST 1   PAST 5   LIFE OF
OCTOBER 31, 1995                      YEAR     YEARS    FUND

INTERNATIONAL GROWTH & INCOME         4.95%    44.79%   105.89%

INTERNATIONAL GROWTH & INCOME
 (INCL. 2% SALES CHARGE)              2.85%    41.89%   101.77%

Morgan Stanley EAFE Index             -0.37%   39.94%   98.47%

JP Morgan Global Government
 Bond Index                           15.36%   64.59%   129.04%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years, or since the fund started on December 31, 1986. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley EAFE index - a broad measure of the performance of stocks in Europe, Australia, and the Far East. You can also compare the fund's performance to the JP Morgan Global Traded Government Bond index - a broad measure of bond performance in developed countries, including the United States. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effects of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                    PAST 1   PAST 5   LIFE OF
OCTOBER 31, 1995                 YEAR     YEARS    FUND

INTERNATIONAL GROWTH & INCOME    4.95%    7.68%    8.51%

INTERNATIONAL GROWTH & INCOME
 (INCL. 2% SALES CHARGE)         2.85%    7.25%    8.26%

Morgan Stanley EAFE Index        -0.37%   6.95%    8.06%

JP Morgan Global Government
Bond Index                       15.36%   10.48%   9.83%

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
              International GrEurope, AustralJP Morgan Global
     12/31/86         9800.00       10000.00        10000.00
     01/31/87        10456.60       11091.44        10297.27
     02/28/87        10917.20       11423.38        10417.34
     03/31/87        11387.60       12359.45        10606.42
     04/30/87        11828.60       13667.22        10615.67
     05/31/87        11907.00       13667.17        10515.48
     06/30/87        12024.46       13231.74        10469.90
     07/31/87        12525.07       13208.62        10344.80
     08/31/87        12868.62       14199.03        10457.90
     09/30/87        12976.78       13975.49        10203.47
     10/31/87        10259.33       11956.28        10770.71
     11/30/87         9993.50       12135.62        11049.24
     12/31/87        10616.00       12495.97        11424.65
     01/31/88        10240.74       12719.07        11483.03
     02/29/88        10704.88       13566.88        11588.48
     03/31/88        11169.02       14401.06        11680.11
     04/30/88        11465.28       14610.33        11625.84
     05/31/88        11317.15       14141.98        11500.86
     06/30/88        11188.77       13769.22        11398.38
     07/31/88        11188.77       14201.21        11309.95
     08/31/88        10635.75       13277.87        11229.75
     09/30/88        11020.89       13858.05        11509.54
     10/31/88        11662.79       15043.77        11962.76
     11/30/88        11870.17       15939.87        12068.55
     12/31/88        11843.60       16028.75        11995.89
     01/31/89        12064.60       16310.76        11877.18
     02/28/89        12104.79       16394.60        11857.65
     03/31/89        12104.79       16072.84        11757.23
     04/30/89        12406.15       16221.91        11950.87
     05/31/89        12054.56       15339.38        11821.66
     06/30/89        12094.74       15081.17        12090.48
     07/31/89        13239.92       16974.95        12571.92
     08/31/89        13059.10       16211.52        12199.93
     09/30/89        13581.47       16949.99        12392.89
     10/31/89        12928.51       16268.98        12552.27
     11/30/89        13410.70       17086.82        12664.00
     12/31/89        14108.23       17717.27        12811.84
     01/31/90        13864.29       17058.04        12620.70
     02/28/90        13376.40       15867.48        12484.41
     03/31/90        13366.23       14214.47        12407.75
     04/30/90        13335.74       14101.66        12359.19
     05/31/90        14199.71       15710.68        12754.37
     06/30/90        14646.95       15572.31        12985.15
     07/31/90        15327.97       15791.65        13366.62
     08/31/90        14016.76       14258.15        13262.42
     09/30/90        12664.89       12271.07        13386.50
     10/31/90        13935.44       14183.13        13915.46
     11/30/90        13620.34       13346.50        14160.40
     12/31/90        13652.86       13562.71        14317.95
     01/31/91        14135.96       14001.39        14642.75
     02/28/91        14934.13       15502.33        14657.03
     03/31/91        14398.52       14571.68        14171.37
     04/30/91        14619.06       14714.78        14370.50
     05/31/91        14598.06       14868.32        14382.84
     06/30/91        13894.41       13775.78        14190.79
     07/31/91        14377.51       14452.61        14490.80
     08/31/91        14325.00       14159.11        14791.96
     09/30/91        14787.10       14957.10        15331.31
     10/31/91        14692.58       15169.13        15482.81
     11/30/91        14282.99       14460.97        15734.95
     12/31/91        14750.26       15207.78        16530.10
     01/31/92        14728.99       14882.94        16206.33
     02/29/92        14750.26       14350.25        16159.15
     03/31/92        14271.70       13402.90        16009.94
     04/30/92        14899.14       13466.61        16143.15
     05/31/92        15569.12       14368.01        16601.62
     06/30/92        15420.24       13686.50        17054.38
     07/31/92        14920.41       13336.22        17430.14
     08/31/92        15186.28       14172.68        17893.86
     09/30/92        14931.05       13892.81        17876.50
     10/31/92        14133.45       13164.07        17430.02
     11/30/92        14101.54       13287.94        17120.99
     12/31/92        14257.46       13356.67        17282.76
     01/31/93        14388.16       13355.03        17575.80
     02/28/93        14780.27       13758.44        17859.02
     03/31/93        15880.35       14957.71        18133.44
     04/30/93        16762.59       16377.23        18463.61
     05/31/93        17154.70       16723.11        18586.77
     06/30/93        16925.97       16462.20        18596.37
     07/31/93        17492.35       17038.46        18603.91
     08/31/93        18407.26       17958.25        19154.58
     09/30/93        18287.45       17554.02        19357.13
     10/31/93        18788.48       18094.99        19347.20
     11/30/93        18145.86       16513.30        19205.99
     12/31/93        19258.98       17705.68        19402.72
     01/31/94        20267.42       19202.61        19585.74
     02/28/94        19905.70       19149.42        19370.62
     03/31/94        18842.45       18324.63        19281.85
     04/30/94        19094.56       19102.13        19266.42
     05/31/94        19445.32       18992.46        19107.16
     06/30/94        18973.99       19260.86        19334.06
     07/31/94        19291.87       19446.09        19516.05
     08/31/94        19478.21       19906.48        19465.90
     09/30/94        19028.80       19279.52        19562.09
     10/31/94        19226.10       19921.52        19854.68
     11/30/94        18634.19       18964.09        19604.82
     12/31/94        18705.99       19082.84        19650.41
     01/31/95        18072.28       18349.76        20047.87
     02/28/95        18196.76       18297.10        20564.83
     03/31/95        19237.86       19438.31        21610.88
     04/30/95        19588.67       20169.36        21955.44
     05/31/95        19339.71       19928.93        22567.92
     06/30/95        19384.98       19579.44        22708.90
     07/31/95        20527.93       20798.38        22816.63
     08/31/95        20290.29       20005.00        22182.45
     09/30/95        20437.40       20395.70        22682.28
     10/31/95        20177.12       19847.46        22903.80

Let's say you invested $10,000 in Fidelity International Growth & Income Fund on December 31, 1986, when the fund started, and paid the 2% sales charge. By October 31, 1995, the value of your investment would have grown to $20,177 - a 101.77% increase on your initial investment. That compares to $10,000 invested in the Morgan Stanley EAFE index, which would have grown to $19,847 over the same period - a 98.47% increase. If you had put $10,000 in the JP Morgan Global Government Bond index, it would have grown to $22,904 - a 129.04% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
INTERNATIONAL GROWTH & INCOME
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Richard Mace, Portfolio Manager of Fidelity International Growth & Income Fund
Q. RICK, HOW HAS THE FUND PERFORMED?
A. For the 12 months ended October 31, 1995, the fund had a total return of 4.95%. Looking at performance, we can compare the fund's return to two separate indexes, because the fund invests in both stocks and bonds - keeping at least 25% invested in bonds - and no index tracks both international stocks and bonds. First, the Morgan Stanley EAFE Index - which tracks the performance of stocks in Europe, Australia and the Far East - had a total return of -0.37% for the 12 months ended October 31, 1995. Second, the JP Morgan Global Government Bond Index, which tracks the performance of government bonds in 13 developed countries including the U.S., had a total return of 15.36% for the same 12 months.
Q. WHAT WERE THE MAJOR CONTRIBUTORS TO THE FUND'S PERFORMANCE?
A. As you can see from the index returns, it has been a better year for international bonds than it has been for international stocks. The fund beat the EAFE index return because of its substantial fixed-income investments, and because of the relatively good performance of its equity holdings. It lagged the JP Morgan index because the fund had a significant investment in foreign stocks. In 1994, the opposite occurred: bonds substantially underperformed stocks. Beyond these factors, the fund's Japanese investments had the most meaningful impact on performance. Specifically, the fund benefited from being relatively underweighted in Japan during the first part of the year, when the Japanese market performed poorly. I increased the fund's Japanese investments over the second part of the year, a period when that market started to rebound, helping performance. Stock selection in Japan also had a positive influence on the fund's return.
Q. WHAT MADE JAPAN APPEALING?
A. There was a great deal of negative sentiment caused by the Kobe earthquake, the subway nerve gas attack, a lack of consumer confidence, political and banking scandals, and a weakening economy. This kind of backdrop usually creates buying opportunities. Unfortunately, sometimes an investor has to wait before sentiment changes. It clearly has taken longer than I anticipated for an upturn in Japan.
Q. WHAT WERE SOME OF THE JAPANESE STOCKS THAT ATTRACTED YOUR ATTENTION?
A. Omron, a manufacturer of factory automation and control equipment was one. The company benefited from strong worldwide demand for its products, as electronic equipment companies were looking to use automation to increase their manufacturing capacity. I also was particularly fond of this investment because management strove to maximize shareholder value, something relatively revolutionary in Japan. Omron aggressively cut costs, restructuring its business, and generated free cash flow. I believed that the company probably would share this cash in the form of dividends, and may buy back shares - generally viewed as favorable by existing shareholders because it tends to increase the value of the stock. The Japanese government has indicated it may allow companies to do so without severe tax implications.
Q. DO YOUR JAPANESE INVESTMENTS FOLLOW A PARTICULAR THEME?
A. It's important for me to repeat what I've said in the past, that I am a bottom-up investor. I choose stocks one-by-one based on the prospects for each company. That said, many of the fund's Japanese were companies whose business should improve as the Japanese economy picks up. These included electronics and computer companies, such as Hitachi, Mitsubishi Electric, Canon and NEC; Ito-Yokado, a retailer; and Honda, the motorcycle and automobile manufacturer that has benefited from strong new model sales, a solid balance sheet and cost cutting.
Q. LET'S TAKE A LOOK AT WHAT MOVES MAY HAVE DETRACTED FROM PERFORMANCE . .
 .
A. I cut back on some European cyclical stocks - those that rise and fall with the economy - because business wasn't picking up. An example would be EVC, a chemical company focused on the manufacture of PVC, a material used to make plumbing components. The worldwide economic slowdown led me to believe that chemical prices would fall, so I sold the stock. In addition, by focusing on Japan, the fund missed out on other opportunities, including those in Switzerland, Sweden and the United Kingdom. All of these markets had good returns, but the fund was underweighted there. That's because I found stock prices to be expensive in those areas. Instead, I focused on Japan because that's where I found better value and I felt there was a lower level of inherent risk.
Q. LET'S TURN TO THE FUND'S BOND PORTFOLIO. YOU MENTIONED IT'S BEEN A GOOD YEAR FOR FIXED-INCOME INVESTMENTS.
A. Yes, you can see by the index return that international bonds have done well. The fund's return from bonds, which was around 14% this year, benefited from investments in Germany, New Zealand, France, Australia, Sweden, the United Kingdom and Italy.
Q. WERE THERE ANY DISAPPOINTMENTS ON THE BOND FRONT?
A. Japanese fixed-income investments were among the best performing securities in the world during the period; as news concerning Japan's slowing economy spread, the bonds rallied. The fund missed out on this move, because I was not invested in Japanese bonds. I felt the value of Japanese stocks was superior to the value found in Japanese bonds. In addition, I believed the attempts by the Japanese government and central bank to stimulate the economy would have negative implications for bonds. Real yields - yields adjusted for inflation - are unattractive by historical standards, and the yen is one of the most overvalued currencies in the world. I felt bonds in Europe offered better value in terms of real yields, and that currencies there posed less of a risk.
Q. YOU'VE REPOSITIONED THE FUND'S BOND PORTFOLIO RECENTLY . . .
A. I've tried to broaden the currency exposure of the bond portion of the portfolio by adding positions in Australia, Italy and Sweden. When evaluating a fixed-income investment, I must consider the value of the bond and the value of the currency, looking for the best risk/reward profile. In addition, in previous reports I had mentioned the fund's occasional use of forward foreign currency contracts to hedge currency risk. During the year, I reduced these contracts to a minimum, because they hadn't added much value to the fund, and I don't foresee using them much going forward.
Q. WHAT SORT OF INVESTMENTS ARE YOU TARGETING IN NORTH AMERICA?
A. North America - Canada, specifically - has looked more attractive in terms of valuations than much of Europe. I targeted nickel and aluminum companies such as Falconbridge, Inco and Alcan because the supply/demand situation looked positive for these non-ferrous metals. For most of the year, the fund held a meaningful investment in Aluminum Co. of America - Alcoa - considered an American stock, but one which received much of its earnings and cash flow from its overseas business.
Q. LET'S TAKE A LOOK AT THE NEXT SIX MONTHS. WHAT'S YOUR OUTLOOK?
A. I believe that fixed-income is nearing the end of its solid run. Economies around the world have weakened for some time, and central banks, in general, are seeking to improve economic conditions; that's ordinarily an early warning indicator for bonds. On the stock side, my belief is that six or 12 months from now economic outlooks will improve and that earnings estimates for companies outside the U.S. will improve. The key going forward will be to select those company stocks that are best positioned to benefit from an improving economy. It appears we're already seeing signs of improvement in Japan, and the fund is positioned there accordingly. But a key going forward will be to capitalize on improvements in business in Europe over the next year.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: growth of capital and current income by investing mainly in foreign stocks and bonds
START DATE: December 31, 1986
SIZE: as of October 31, 1995, more than
$903 million
MANAGER: Richard Mace, since 1994;
manager, Fidelity International Value Fund, since 1994; co-manager, Fidelity Global
Balanced Fund, since January 1995, and February
1993 - December 1993; manager, Fidelity Select
Chemicals Portfolio and Fidelity Select Industrial
Materials Portfolio, 1992; Fidelity Select
Transportation Portfolio, 1989-1991; joined
Fidelity in 1987
(checkmark)
RICK MACE ON THE INTERNATIONAL INVESTING ENVIRONMENT:
"Looking around the world, the past year has offered a mixed bag. In Europe, it appeared economies were going to recover earlier in the year, but that didn't happen. As a result, European cyclical stocks were disappointing, but bonds there were positive performers. On the other end of the spectrum, the Chinese have tried to slow their economy to ease inflation fears. This has muted demand for commodities. In Japan, the economy has taken longer than expected to reaccelerate, but it appears to be on the right track.
"Surprising strength in the U.S. has kept most investors focused on the U.S. at the expense of the foreign markets. Competition for the investor dollar becomes more difficult if that investor is getting great returns at home. Many investors who believe that foreign investing entails higher risk ask, `Why invest in a foreign market when the U.S. is so strong?'
"I would answer by saying that about two-thirds of the world's market capitalization - or the total value of corporate assets - lies outside of the U.S. I believe an investor is taking on risk by not investing overseas.
Investors tend to ignore non-U.S. markets when they are not doing well. Just a few years ago, these markets offered appealing returns, but they've been sluggish over the recent past. That has led to some appealing values that could offer solid returns when we see a turnaround in foreign economies."
INTERNATIONAL GROWTH & INCOME
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION
AS OF OCTOBER 31, 1995

Australia 3.6%
Canada 3.0%
United States 19.2%
Row: 1, Col: 1, Value: 19.2
Row: 1, Col: 2, Value: 11.4
Row: 1, Col: 3, Value: 39.7
Row: 1, Col: 4, Value: 6.9
Row: 1, Col: 5, Value: 5.8
Row: 1, Col: 6, Value: 10.4
Row: 1, Col: 7, Value: 3.0
Row: 1, Col: 8, Value: 3.6
United Kingdom 10.4%
France 5.8%
Other 11.4%
Germany 6.9%
Japan 39.7%
AS OF APRIL 30, 1995
Netherlands 5.1%
Denmark 3.0%
United States 9.7%
Row: 1, Col: 1, Value: 9.699999999999999
Row: 1, Col: 2, Value: 10.6
Row: 1, Col: 3, Value: 37.0
Row: 1, Col: 4, Value: 12.1
Row: 1, Col: 5, Value: 8.300000000000001
Row: 1, Col: 6, Value: 11.0
Row: 1, Col: 7, Value: 3.2
Row: 1, Col: 8, Value: 3.0
Row: 1, Col: 9, Value: 5.1
Canada 3.2%
Other 10.6%
United Kingdom 11.0%
France 8.3%
Germany 12.1%
Japan 37.0%
ASSET ALLOCATION
                            % OF FUND'S   % OF FUND'S
                            INVESTMENTS   INVESTMENTS
                                          6 MONTHS AGO

Stocks and equity futures   61.5          63.9

Bonds                       26.4          33.8

Short-term investments      12.1          2.3

TOP TEN STOCKS
                                        % OF FUND'S   % OF FUND'S
                                        INVESTMENTS   INVESTMENTS
                                                      6 MONTHS AGO

Omron Corp.                             5.0           3.4
(Japan, Electrical Equipment)

Hitachi Ltd.                            4.4           4.4
(Japan, Electronics)

Mitsubishi Electric Co. Ord.            3.1           2.7
(Japan, Electrical Equipment)

Ito-Yokado Co. Ltd.                     1.9           3.5
(Japan, General Merchandise Stores)

Canon, Inc.                             1.8           0.8
(Japan, Computers & Office Equipment)

British Petroleum PLC Ord.              1.7           1.8
(United Kingdom, Oil & Gas)

Sony Corp.                              1.5           2.7
(Japan, Consumer Electronics)

TDK Corp.                               1.4           0.0
(Japan, Electronics)

Nomura Securities Co. Ltd.              1.4           2.6
(Japan, Securities Industry)

Total SA sponsored ADR                  1.3           0.7
(France, Oil & Gas)

TOP TEN MARKET SECTORS
                                   % OF FUND'S    % OF FUND'S
                                   INVESTMENTS    INVESTMENTS
                                                  6 MONTHS AGO

Technology                         14.5           9.3

Industrial Machinery & Equipment   10.5           8.6

Basic Industries                   6.6            8.4

Energy                             5.1            5.2

Durables                           4.6            9.6

Retail & Wholesale                 4.0            4.5

Finance                            3.1            4.1

Utilities                          2.8            7.0

Media & Leisure                    1.0            0.9

Health                             0.9            2.4


INTERNATIONAL GROWTH & INCOME
INVESTMENTS OCTOBER 31, 1995

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 55.7%
 SHARES VALUE (NOTE 1)
AUSTRALIA - 0.7%
BTR Nylex Ltd.  1,000 $ 2,715
QNI Ltd.  1,765,400  3,383,096
Western Mining Holdings Ltd.  440,000  2,817,315
  6,203,126
AUSTRIA - 0.1%
Mayr Melnhof Karton AG  22,700  1,323,508
BRAZIL - 0.5%
Acesita Cia Acos Especiais Itabira Ord.  18,069,100  133,052
Coteminas PN  405,300  126,459
Duratex Corp. PN  4,800,000  234,634
Refrigeracao Parana SA  156,629,300  369,786
Telebras PN (Pfd. Reg.)  42,000,000  1,703,150
Telesp PN (Pfd. Reg.)  11,200,000  1,607,604
  4,174,685
CANADA - 3.0%
AT Plastics, Inc.  74,900  633,684
Alcan Aluminium Ltd.  300,000  9,510,971
Barrick Gold Corp.  35,500  825,121
Canada Occidental Petroleum Ltd.  93,700  2,752,808
Canadian Pacific Ltd. Ord.  72,300  1,149,433
Falconbridge Ltd.  1,000,000  9,390,108
Inco Ltd.  51,600  1,775,009
Intertape Polymer Group, Inc.  47,300  1,380,829
  27,417,963
DENMARK - 0.5%
International Service Systems AS,
 Series B  40,000  820,438
Tele Danmark AS Class B  60,000  3,131,581
Unidanmark AS Class A  20,000  919,330
  4,871,349
FINLAND - 1.1%
Kemira OY  199,800  1,680,871
Kemira OY sponsored ADR (b)  72,125  1,190,063
Valmet OY Class A  253,700  7,054,613
  9,925,547
FRANCE - 3.4%
Accor SA  17,682  2,104,095
Alcatel Alsthom CGE  40,000  3,421,198
Axa SA  20,000  1,112,545
Eramet SA (b)  8,000  540,707
Generale des Eaux  25,491  2,372,895
Michelin SA Cie Generale des
 Etablissements Class B  200,000  8,090,118
Pechiney International SA  30,000  1,566,820
Total SA sponsored ADR  400,000  12,350,000
  31,558,378
GERMANY - 0.6%
Deutsche Bank AG  70,000  3,163,951
Veba AG (warrants) (a)  20,000  2,846,697
  6,010,648
HONG KONG - 0.1%
Peregrine Investments Holdings Ltd.  1,000,000  1,274,042
Sun Hung Kai & Co. Ltd.  1,000  256
  1,274,298
ITALY - 0.3%
Italcementi Fabbriche Ruinite Cemento
 Spa, Bergamo  50,000  309,725

 SHARES VALUE (NOTE 1)
Stet (Societa Finanziaria Telefonica) Spa
 Ord.  600,000 $ 1,699,419
Telecom Italia Mobile Spa (a)  310,000  522,300
Telecom Italia Ord.  310,000  475,739
  3,007,183
JAPAN - 33.9%
Acom Co. Ltd.  50,000  1,631,473
Aiwa Co. Ltd.  50,000  1,087,649
Amway Japan Ltd.  81,400  3,110,676
Bridgestone Corp.  100,000  1,391,407
Canon, Inc.  1,000,000  17,147,617
Citizen Watch Co. Ltd. Ord.  150,000  1,030,327
Daifuku Co. Ltd.  1,000  11,954
Daihatsu Motor Co. Ltd.  1,000  4,899
Daiwa Securities Co. Ltd.  450,000  5,291,265
Fuji Electric Co. Ltd.  694,000  3,352,526
Fuji Photo Film Co. Ltd.  350,000  8,676,694
Fujitsu Ltd.  300,000  3,586,302
Hitachi Ltd.  4,000,000  41,154,280
Hitachi Maxell Ltd.  1,000  15,580
Honda Motor Co. Ltd.  125,000  2,180,197
Hoya Corp.  72,000  2,116,506
Ito-Yokado Co. Ltd.  320,000  17,527,804
Izumi Co. Ord.  84,000  1,596,786
Kenwood Corp.  1,000  5,566
Kobe Steel (a)  1,100,000  2,888,639
Kokusai Securities Co. Ltd.  1,000  12,542
Konica Corp.  147,000  986,674
Kyocera Corp.  100,000  8,211,259
Kyocera Corp. (warrants) (a)  350  590,625
Matsushita Electric Industrial Co. Ltd.  600,000  8,524,815
Mazda Motor Corp. (a)  1,000  3,145
Mitsubishi Electric Co. Ord.  3,794,000  28,402,489
Mitsubishi Heavy Industries Ltd.  150,000  1,159,669
Mitsubishi Motors Corp.  1,000  8,348
Murata Manufacturing Co. Ltd.  68,000  2,392,043
NEC Corp.  600,000  7,936,897
Nichicon Corp.  440,000  5,949,733
Nifco, Inc.  102,000  1,209,348
Nintendo Co. Ltd. Ord.  14,000  1,031,601
Nippon Shokubai Co. Ltd.  200,000  1,748,077
Nissan Motor Co. Ltd. Ord.  101,000  682,867
Nitto Denko Corp.  600,000  9,583,068
Nomura Securities Co. Ltd.  700,000  12,826,417
Omron Corp.  2,000,000  46,837,490
Pioneer Electronic Corp.  1,000  15,384
Ricoh Co. Ltd. Ord.  500,000  5,389,251
Rohm Co. Ltd. (warrants) (a)  5,361  3,938,790
Sankyo Co. Ltd.  25,000  551,173
Sekisui Chemical Co. Ltd.  271,000  3,531,723
Shimamura Corp.  45,000  1,605,017
Shin-Etsu Chemical Co. Ltd.  50,000  1,023,958
Sony Corp.  310,000  13,972,858
Sumitomo Chemical Co. Ltd.  1,000  4,654
TDK Corp.  250,000  12,909,706
Taiyo Yuden Co. Ltd.  1,000  9,995
Takeda Chemical Industries Ltd.  1,000  14,110
Tokai Rika Denki Co. Ltd.  1,000  7,741
Toppan Printing Co. Ltd.  1,000  13,228
Toshiba Corp.  501,000  3,637,656
Toyoda Automatic Loom Works Ltd.  1,000  15,678
Uny Co. Ltd.  400,000  6,898,241
Wako Electric Co. Ltd.  80,000  1,928,372
Yamanouchi Pharmaceutical Co. Ltd.  250,000  5,585,224
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
JAPAN - CONTINUED
Yoshinoya D&C Co. Ltd. Ord.  76 $ 1,206,408
Zexel Corp.  1,000  5,997
  314,170,418
KOREA (SOUTH) - 0.1%
Samsung Electronics Co. Ltd. (b):
 GDR (partial dividend)  124  14,210
 GDS (vtg.)  10,000  1,170,000
  1,184,210
MALAYSIA - 0.0%
Tenega Nasional BHD  1,000  3,778
MEXICO - 0.0%
Telefonos de Mexico SA sponsored ADR
 representing shares Ord. Class L  1,000  27,500
NETHERLANDS - 1.7%
AKZO NV Ord.  15,300  1,742,007
Heineken NV  2,000  354,812
KLM Royal Dutch Airlines Ord.  40,975  1,352,593
Koninklijke PPT Nederland  200,000  7,032,883
Philips Electronics NV (Bearer)  35,000  1,352,721
Vendex International NV  80,000  2,306,279
Vendex International NV (b)  57,000  1,643,224
  15,784,519
NETHERLANDS ANTILLES - 0.9%
Schlumberger Ltd.  130,000  8,092,500
NEW ZEALAND - 0.2%
Brierley Investments Ltd.  2,000,000  1,554,650
NORWAY - 1.3%
Helikopter Services AS  100,000  1,252,911
Kverneland Gruppen AS  160,000  2,775,681
Saga Petroleum AS Class B  138,000  1,662,517
Smedvig AS  76,800  1,332,327
Transocean Drilling AS (a)  350,000  5,340,936
  12,364,372
RUSSIA - 0.0%
Mosenergo AO sponsored ADR (a) (b)  51,000  446,250
SINGAPORE - 0.0%
Kim Engineering Holdings Ltd.  20,000  17,256
SOUTH AFRICA - 0.4%
Anglo American Corp. of
 South Africa (Reg.)  20,000  1,137,844
Buffelsfontein Gold Mining Co. Ltd. ADR  76,300  314,738
Driefontein Consolidated Ltd.:
 ADR  42,500  467,500
 Ord.  75,500  843,547
Free State Consolidated Gold Mines Ltd.:
 ADR  74,182  700,093
 Ord.  25,578  238,440
Western Deep Levels Ltd. Ord.  14,700  411,104
  4,113,266
SPAIN - 0.0%
Telefonica de Espana SA Ord.  5,000  63,115
SWEDEN - 1.1%
Electrolux AB  40,000  1,713,605
Esselte AB Class B Free shares  80,000  1,176,595
SKF AB Ord.  60,000  1,140,392

 SHARES VALUE (NOTE 1)
Svedala Industri  50,000 $ 1,270,873
Volvo AB Class B  200,000  4,510,280
  9,811,745
SWITZERLAND - 0.2%
Kuoni Reisen Holding AG Class B (Reg.)  915  1,457,237
UNITED KINGDOM - 3.7%
BET PLC Ord.  4,100,000  8,164,863
British Petroleum PLC Ord.  2,103,795  15,461,473
Cookson Group  1,000,000  4,630,865
Forte PLC  400,000  1,593,144
Telegraph PLC (The)  300,000  1,934,532
Tomkins PLC Ord.  200,000  788,670
WPP Group PLC  33,200  80,283
Wickes PLC  1,000,000  1,967,717
  34,621,547
UNITED STATES OF AMERICA - 1.9%
Aluminum Co. of America  220,000  11,220,000
American Express Co.  50,000  2,031,250
Limited, Inc. (The)  30,000  551,250
RJR Nabisco Holdings Corp.  83,100  2,555,325
Reynolds Metals Co.  25,700  1,294,638
  17,652,463
TOTAL COMMON STOCKS
 (Cost $473,435,369)   517,131,511
NONCONVERTIBLE PREFERRED STOCKS - 0.1%
BRAZIL - 0.0%
COSIPA (CIA Sidurg Paulista) Class B (a)  130,000  194,696
ITALY - 0.1%
Fiat Spa  1,000  1,877
Italmobiliare Spa (Milano)  90,000  703,032
  704,909
TOTAL NONCONVERTIBLE PREFERRED STOCKS
 (Cost $1,227,511)   899,605
CONVERTIBLE BONDS - 0.1%
 MOODY'S RATINGS PRINCIPAL
 (UNAUDITED) (H) AMOUNT (C)
JAPAN - 0.1%
Matsushita Electric Works Co.
 Ltd. 2.70%, 5/31/02
 (Cost $1,063,866) - JPY 81,000,000  906,394
GOVERNMENT OBLIGATIONS (F) - 26.3%
ARGENTINA - 0.0%
Province of Chaco yankee
 11 7/8%, 9/10/97 (e) - $ 200,000  206,000
AUSTRALIA - 2.9%
Commonwealth of Australia:
 13%, 7/15/96 Aa2 AUD 10,250,000  8,196,581
 13%, 7/15/00 Aa2 AUD 9,100,000  8,174,847
 9 3/4%, 3/15/02 Aa2 AUD 12,600,000  10,140,090
  26,511,518
GOVERNMENT OBLIGATIONS (F) - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (H) AMOUNT (C) (NOTE 1)
DENMARK - 0.6%
Danish Government Bullet
 8%, 5/15/03 Aaa DKK 29,000,000 $ 5,430,364
FRANCE - 2.4%
French Government:
 OAT 8 1/2%, 11/25/02 Aaa FRF 49,000,000  10,859,785
 8 1/2%, 12/26/12 Aaa FRF 34,000,000  7,474,081
 Principal Strips 0%,
  10/25/25 Aaa FRF 225,000,000  4,233,940
  22,567,806
GERMANY - 6.3%
Federal Republic of Germany:
 8%, 7/22/02 Aaa DEM 19,300,000  15,102,680
 6%, 6/20/16 Aaa DEM 30,700,000  19,095,829
Treuhandanstalt:
 6 5/8%, 7/9/03 AAA DEM 12,200,000  8,814,936
 7 1/2%, 9/9/04 Aaa DEM 20,000,000  15,152,096
  58,165,541
ITALY - 1.0%
Italian Government
 8 1/2%, 4/1/99 (d) - ITL 15,600,000  9,119,323
NEW ZEALAND - 0.1%
New Zealand Government
 9%, 11/15/96 Aaa NZD 1,500,000  1,000,279
SWEDEN - 1.1%
Swedish Government
 13%, 6/15/01 Aa1 SEK 60,000,000  10,598,404
UNITED KINGDOM - 6.7%
United Kingdom, Great Britain &
 Northern Ireland:
 9 1/2%, 1/15/99 Aaa GBP 8,550,000  14,366,300
 9 3/4%, 8/27/02 Aaa GBP 13,100,000  22,910,879
 6 3/4% 11/26/04 - GBP 5,500,000  8,035,361
 7 3/4%, 9/8/06 Aaa GBP 5,100,000  7,916,971
 9%, 10/13/08 Aaa GBP 2,200,000  3,741,142
 8 3/4%, 8/25/17 Aaa GBP 3,000,000  5,017,100
  61,987,753
UNITED STATES OF AMERICA - 5.2%
U.S. Treasury Notes:
 6 1/2%, 5/15/97 Aaa $ 7,820,000  7,919,001
 8 1/2%, 5/15/97 Aaa  7,535,000  7,850,490
 9 1/4%, 8/15/98 (g) Aaa  7,385,000  8,049,650
 9 1/8%, 5/15/99 Aaa  14,800,000  16,365,544
 7 3/4%, 12/31/99 Aaa  7,550,000  8,084,389
  48,269,074
TOTAL GOVERNMENT OBLIGATIONS
 (Cost $238,496,859)   243,856,062
REPURCHASE AGREEMENTS - 17.8%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 5.88%, dated
 10/31/95 due 11/1/95  $ 164,992,944 $ 164,966,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $879,189,605)  $ 927,759,572
FUTURES CONTRACTS
 EXPIRATION UNDERLYING FACE UNREALIZED
 DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
600 Nikkei Stock Average
 Contracts Dec. 1995 $ 52,995,000 $ (162,651)
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 5.7%
CURRENCY ABBREVIATIONS
AUD - Australian dollar
GBP - British pound
DKK - Danish krone
FRF - French franc
DEM - German deutsche mark
ITL - Italian lira
JPY - Japanese yen
NZD - New Zealand dollar
SEK - Swedish krona
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,004,454 or 0.6% of net assets.
3. Principal amount is stated in United States dollars unless otherwise noted.
4. Principal amount in thousands.
5. Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements). Additional information on each holding is as follows:
  ACQUISITION ACQUISITION
 SECURITY DATE COST
Province of Chaco yankee
 11 7/8%, 9/10/97 3/9/94  $ 208,400
6. Some foreign government obligations have not been individually rated by S&P or Moody's. The ratings listed are assigned to securities by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.
7. Security pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $4,283,700.
8. Standard & Poor's Corporation credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 23.5% AAA, AA, A 21.6%
Baa 0.0% BBB 0.0%
Ba 0.0% BB 0.0%
B 0.0% B 0.0%
Caa 0.0% CCC 0.0%
Ca, C 0.0% CC, C 0.0%
  D 0.0%

For some foreign government obligations, FMR has assigned the ratings of the sovereign credit of the issuing government. The percentage not rated by either S&P or Moody's amounted to 2.0%.
At the end of the period, restricted securities (excluding 144A issues) amounted to $206,000 or 0.02% of net assets (see Note 2 of Notes to Financial Statements).
Purchases and sales of securities, other than short-term securities, aggregated $1,335,124,780 and $1,803,897,005, respectively, of which U.S. government and government agency obligations aggregated $132,775,450 and $137,452,321, respectively.
The market value of futures contracts opened and closed during the period amounted to $178,695,811 and $154,331,744, respectively (see Note 2 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $235,616 for the period (see Note 4 of Notes to Financial Statements).
The fund participated in the bank borrowing program. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $12,636,000 and $6,460,000, respectively. The weighted average interest rate was 6.2% (see Note 6 of Notes to Financial Statements).
INCOME TAX INFORMATION
At October 31, 1995, the aggregate cost of investment securities for income tax purposes was $879,768,030. Net unrealized appreciation aggregated $47,991,542, of which $62,320,763 related to appreciated investment securities and $14,329,221 related to depreciated investment securities.
At October 31, 1995, the fund had a capital loss carryforward of approximately $23,289,000 all of which will expire on October 31, 2003.
At October 31, 1995, the fund was required to defer $563,000 of losses on futures contracts and options.
For the period, interest and dividends from foreign countries were $35,321,818 or $0.70 per share. Taxes accrued or paid to foreign countries were $1,131,032 or $0.02 per share.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
Basic Industries   6.6%
Conglomerates   0.1
Durables    4.6
Energy    5.1
Finance   3.1
Government Obligations    26.3
Health   0.9
Holding Companies   0.3
Industrial Machinery & Equipment   10.5
Media & Leisure   1.0
Nondurables   0.3
Precious Metals   0.8
Repurchase Agreements   17.8
Retail & Wholesale   4.0
Services   0.9
Technology   14.5
Transportation   0.4
Utilities   2.8
    100.0%
INTERNATIONAL GROWTH AND INCOME
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 OCTOBER 31, 1995

ASSETS

Investment in securities, at value (including repurchase agreements of $164,966,000) (cost $879,189,605) -          $ 927,759,572
See accompanying schedule

Cash                                                                                                                 1,080

Receivable for investments sold                                                                                     23,841,454

Receivable for fund shares sold                                                                                      2,410,366

Dividends receivable                                                                                                 1,559,099

Interest receivable                                                                                                  6,937,270

Receivable for daily variation on futures contracts                                                                  225,000

 TOTAL ASSETS                                                                                                        962,733,841

LIABILITIES

Payable for investments purchased                                                                   $ 53,968,069

Payable for fund shares redeemed                                                                     4,503,207

Accrued management fee                                                                               581,194

Other payables and                                                                                    446,162
accrued expenses

 TOTAL LIABILITIES                                                                                                   59,498,632

NET ASSETS                                                                                                          $ 903,235,209

Net Assets consist of:

Paid in capital                                                                                                     $ 854,650,700

Undistributed net investment income                                                                                 24,058,046

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                 (23,952,947
                                                                                                                    )

Net unrealized appreciation (depreciation) on investments                                                           48,479,410
and assets and liabilities in
foreign currencies

NET ASSETS, for 50,666,743 shares outstanding                                                                       $ 903,235,209

NET ASSET VALUE, offering price                                                                                     $17.83
and redemption price per share ($903,235,209 (divided by) 50,666,743 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1995

INVESTMENT INCOME                                                                 $ 10,265,591
Dividends

Interest                                                                           34,048,676

                                                                                   44,314,267

Less foreign taxes withheld                                                        (1,131,032
                                                                                  )

 TOTAL INCOME                                                                      43,183,235

EXPENSES

Management fee                                                     $ 7,967,320

Transfer agent fees                                                 3,228,107

Accounting fees and expenses                                        465,444

Non-interested trustees' compensation                               11,108

Custodian fees and expenses                                         343,548

Registration fees                                                   66,717

Audit                                                               55,814

Legal                                                               61,594

Interest                                                            2,219

Miscellaneous                                                       10,478

 Total expenses before reductions                                   12,212,349

 Expense reductions                                                 (3,915         12,208,434
                                                                   )

NET INVESTMENT INCOME                                                              30,974,801

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              (10,957,366
                                                                   )

 Foreign currency transactions                                      (13,502,084
                                                                   )

 Futures contracts                                                  1,409,044      (23,050,406
                                                                                  )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              7,647,225

 Assets and liabilities in foreign currencies                       14,414,807

 Futures contracts                                                  (143,861       21,918,171
                                                                   )

NET GAIN (LOSS)                                                                    (1,132,235
                                                                                  )

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 29,842,566

OTHER INFORMATION

 Deferred sales charges withheld                                                   $12,868
 by FDC

 Accounting fees paid to FSC                                                       $462,071


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED    YEAR ENDED
                                    OCTOBER 31,   OCTOBER 31,
                                    1995          1994



Operations                                                                                       $ 30,974,801       $ 28,691,450

Net investment income


 Net realized gain (loss)                                                                         (23,050,406)       29,756,601


 Change in net unrealized appreciation (depreciation)                                             21,918,171         (45,604,352)


 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                  29,842,566         12,843,699


Distributions to shareholders                                                                     (16,097,075)       (1,769,894)

From net investment income


 From net realized gain                                                                           (24,102,957)       (2,997,808)


 In excess of net realized gain                                                                   -                  (1,647,620)


 TOTAL DISTRIBUTIONS                                                                              (40,200,032)       (6,415,322)


Share transactions                                                                                548,686,974        1,287,341,882

Net proceeds from sales of shares


 Reinvestment of distributions                                                                    39,646,248         6,281,612


 Cost of shares redeemed                                                                          (1,042,678,966)    (934,960,509)


 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                          (454,345,744)      358,662,985


  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                         (464,703,210)      365,091,362


NET ASSETS


 Beginning of period                                                                              1,367,938,419      1,002,847,057


 End of period (including undistributed net investment income of $24,058,046 and $11,175,791,    $ 903,235,209      $ 1,367,938,419

respectively)


OTHER INFORMATION

Shares


 Sold                                                                                             32,087,835         72,892,665


 Issued in reinvestment of distributions                                                          2,423,206          363,939


 Redeemed                                                                                         (61,852,870)       (53,381,201)


 Net increase (decrease)                                                                          (27,341,829)       19,875,403




SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          YEARS ENDED OCTOBER 31,

SELECTED PER-SHARE DATA   1995                      1994 B   1993   1992   1991




Net asset value, beginning of period                          $ 17.54     $ 17.25       $ 13.29       $ 13.99    $ 13.71

Income from Investment Operations

 Net investment income                                        .54         .38 C         .14 C         .31        .30 E

 Net realized and unrealized gain (loss)                      .28 F       .02 F         4.14          (.84)      .41

 Total from investment operations                             .82         .40           4.28          (.53)      .71

Less Distributions                                            (.21) G     (.03)         (.31)         (.16)      (.38)
From net investment income

 From net realized gain                                       (.32) G     (.05)         (.01) D       (.01) D    (.05) D

 In excess of net realized gain                               -           (.03)         -             -          -

 Total distributions                                          (.53)       (.11)         (.32)         (.17)      (.43)

Net asset value, end of period                                $ 17.83     $ 17.54       $ 17.25       $ 13.29    $ 13.99

TOTAL RETURN A                                                4.95%       2.33%         32.94%        (3.81)%    5.43%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                       $ 903,235   $ 1,367,938   $ 1,002,847   $ 60,007   $ 49,738

Ratio of expenses to average net assets                       1.18%       1.21%         1.52%         1.62%      1.89%

Ratio of net investment income to average net assets          2.98%       2.16%         .87%          2.78%      2.86%

Portfolio turnover rate                                       141%        173%          24%           76%        117%

A TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
B EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION
93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT
PRESENTATION OF
INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY
INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE
MAY REFLECT CERTAIN
RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D INCLUDES AMOUNTS DISTRIBUTED FROM NET REALIZED GAINS ON FOREIGN
CURRENCY RELATED TRANSACTIONS TAXABLE AS ORDINARY INCOME.
E INCLUDES $.02 PER SHARE FROM RECOVERY OF FOREIGN TAXES PREVIOUSLY
WITHHELD ON DIVIDEND AND INTEREST PAYMENT.
F THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH
THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD ENDED DUE TO THE
TIMING OF
SALES AND REPURCHASES OF FUND SHARES IN RELATION TO FLUCTUATING
MARKET VALUES OF THE INVESTMENTS OF THE FUND.
G THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK
TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL STATEMENTS).


DIVERSIFIED INTERNATIONAL
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value). The 3% sales charge, which had been waived since the fund's start on December 27, 1991, was eliminated on July 1, 1995.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                      PAST 1   LIFE OF
OCTOBER 31, 1995                   YEAR     FUND

DIVERSIFIED INTERNATIONAL          6.02%    34.96%

Morgan Stanley GDP-
 weighted EAFE Index               0.50%    39.55%

Average International Fund         -1.09%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on December 27, 1991. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley GDP-weighted EAFE index - a broad measure of the performance of stocks in Europe, Australia, and the Far East, weighted by each country's gross domestic product. To measure how the fund's performance stacked up against its peers, you can compare it to the average international fund, which reflects the performance of 233 funds with similar objectives tracked by Lipper Analytical Services over the past 12 months. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effects of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                PAST 1   LIFE OF
OCTOBER 31, 1995             YEAR     FUND

DIVERSIFIED INTERNATIONAL    6.02%    8.10%

Morgan Stanley GDP-
 weighted EAFE Index         0.50%    9.04%

Average International Fund   -1.09%   n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
              Fidelity DiversiGDP Weighted EAF
     12/27/91         9700.00        10000.00
     12/31/91         9758.20        10275.57
     01/31/92         9564.20        10188.63
     02/29/92         9389.60        10050.14
     03/31/92         8865.80         9554.95
     04/30/92         8962.80         9638.28
     05/31/92         9457.50        10205.78
     06/30/92         9253.80         9873.69
     07/31/92         8914.30         9524.06
     08/31/92         9069.50         9997.89
     09/30/92         8865.80         9631.08
     10/31/92         8206.20         9240.11
     11/30/92         8206.20         9285.20
     12/31/92         8410.93         9283.63
     01/31/93         8607.22         9391.13
     02/28/93         8901.65         9719.67
     03/31/93         9618.10        10383.39
     04/30/93        10206.96        11339.71
     05/31/93        10462.14        11516.97
     06/30/93        10167.70        11317.62
     07/31/93        10481.77        11658.22
     08/31/93        11021.56        12512.58
     09/30/93        10874.34        12250.09
     10/31/93        11109.89        12586.98
     11/30/93        10697.68        11584.19
     12/31/93        11495.12        12399.01
     01/31/94        12357.26        13347.09
     02/28/94        12109.52        13273.82
     03/31/94        11723.04        13083.23
     04/30/94        11950.96        13744.12
     05/31/94        11931.14        13428.70
     06/30/94        11772.59        13422.75
     07/31/94        12178.88        13734.43
     08/31/94        12486.08        13967.08
     09/30/94        12129.34        13476.08
     10/31/94        12347.35        13885.61
     11/30/94        11683.40        13266.77
     12/31/94        11620.39        13367.39
     01/31/95        11085.65        13024.96
     02/28/95        11219.34        13010.19
     03/31/95        11764.36        13599.39
     04/30/95        12134.57        14207.31
     05/31/95        12237.41        14069.97
     06/30/95        12422.51        13912.97
     07/31/95        13224.63        14822.36
     08/31/95        13018.96        14203.34
     09/30/95        13265.76        14371.87
     10/31/95        13090.94        13955.28

Let's say you invested $10,000 in Fidelity Diversified International Fund on December 27, 1991, when the fund started. By October 31, 1995, the value of your investment would have grown to $13,496 - a 34.96% increase on your initial investment. That compares to $10,000 invested in the Morgan Stanley GDP-weighted EAFE index, which would have grown to $13,955 over the same period - a 39.55% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
DIVERSIFIED INTERNATIONAL
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Greg Fraser, Portfolio Manager of Fidelity Diversified International Fund
Q. HOW DID THE FUND PERFORM, GREG?
A. In an environment in which the U.S. markets outperformed many international markets, the fund returned 6.02% for the 12 months ended October 31, 1995. That's better than the average international fund tracked by Lipper Analytical Services which returned -1.09% for the same time period. The Morgan Stanley GDP-weighted EAFE index, a broad measure of stock performance in Europe, Australia and the Far East returned .50% for the same 12-month period.
Q. WHAT FACTORS LED TO SUCH STRONG PERFORMANCE?
A. The fund profited from successful country and industry themes. In particular, several Japanese technology stocks performed well during the period. Though some investors were concerned about technology in general, the valuations of Japanese technology stocks were very reasonable. Stocks such as Omron, Fujitsu, NEC and OKI Electric Industry were positive contributors to performance.
Q. WHY DID THE FUND'S HOLDINGS IN JAPANESE STOCKS INCREASE FROM ABOUT 23% OF ASSETS SIX MONTHS AGO TO ABOUT 30% AT THE END OF THE PERIOD?
A. The fund uses two kinds of computer models to determine its investment strategy - top-down country selection models and bottom-up stock selection models. The fund's weighting in Japan increased during the period as a result of the fund's bottom-up stock selection models. When the models looked at valuation parameters such as the price-to-book ratio and the price-to-cash flow multiple, some Japanese equities had very reasonable valuations when compared to their international competitors. In addition, many Japanese technology companies had market-leading positions and earnings estimates that were continually being revised upward. So, positive business developments combined with attractive business valuations were very appealing to the models.
Q. HOW DOES CURRENCY AFFECT THE FUND?
A. There are two factors to keep in mind. First, when the dollar changes in value when compared to a foreign currency there is an immediate translation impact. So a foreign stock the fund holds is immediately worth fewer dollars if the dollar is strong, or more dollars if the dollar is weak. Second, there is a longer-term business impact. Many analysts feel that it is possible for a currency to be too strong. When this happens, a country's or company's manufactured goods tend to be too expensive in some foreign markets and the country or the company will lose sales. But when a currency that the market felt was overvalued begins to fall, that country's stock market often does very well. We saw examples of this in the United Kingdom and Scandinavia in 1992-1993.
Q. AND WHAT HAPPENED TO THE FUND THIS PERIOD?
A. At the beginning of the period, the dollar tended to be weaker when compared to the yen and deutschmark. This resulted in a favorable translation impact (for U.S. investors) but tended to put a damper on Japanese and German stock performance (in local currency terms) because analysts felt that their manufactured goods were becoming uncompetitive. Toward the end of the period, the process tended to reverse and the yen and the deutschmark were somewhat weaker when compared to the dollar. This had a negative translation impact (for U.S. investors) since a stock priced in a foreign currency was immediately worth fewer dollars. However, many stocks in Japan and Germany then started to do quite a bit better (in local currency terms) as investors started to look forward to the positive earnings growth which could result from more cheaply priced exports.
Q. WHAT ABOUT THE FUND'S HOLDINGS IN NORDIC COUNTRIES?
A. The fund's holdings in Scandinavia remained significant and were about the same as they were six months ago. Many Nordic companies were trading below 10 times earnings and appeared to be growing earnings by 10% or greater per year. I found that, during the period, stocks such as Pharmacia were a very reasonable way to buy earnings growth within the fund.
Q. HAVE YOU MADE ANY SIGNIFICANT CHANGES TO THE FUND'S MODELS?
A. I'm constantly working on improving the fund's stock selection and country methodologies. In the top-down country selection models, we've added new artificial intelligence techniques. With the bottom-up models, I'm working on looking at industry-specific models in addition to stock-specific models. As long-term shareholders know, the quantitative management techniques of this fund are constantly evolving.
Q. IN PREVIOUS REPORTS YOU'VE MENTIONED THAT YOU MAY INCREASE THE FUND'S EXPOSURE TO EMERGING MARKETS, YET THE WEIGHTING WAS ABOUT THE SAME AS IT WAS SIX MONTHS AGO. WHAT'S HOLDING YOU BACK?
A. Some of the economies of larger emerging markets, notably Mexico, have been quite problematic lately. Until valuations better reflect troubles in the economy, I'll continue to be cautious. However, I've been seeing some excellent opportunities in closed-end funds that concentrate on emerging markets. They're trading at discounts approaching 20%, which appears to be a compelling bargain. So I've been prudently building positions in some of the funds gaining exposure to the emerging markets.
Q. WHAT INVESTMENTS PROVED DISAPPOINTING?
A. Most French stocks performed poorly during the period and, as a result, I reduced the fund's holdings in France from 6.4% to 4.1% of investments. Many analysts thought that France - where valuations appeared reasonable and positive political changes seemed imminent - would outperform. But with unexpected political turmoil such as terrorist bombings and continued shakeups in the government, France didn't live up to its potential. The models that the fund uses are unable to predict political problems or controversies. At the end of the period, I was maintaining less exposure to countries such as France and Italy where politics seem to be such a pivotal factor in returns. I've re-emphasized countries where political issues account for less of the activity in the markets or where valuations already incorporate many political problems. At the end of the period, the fund's exposure to France and Italy was quite modest.
Q. WHAT'S AHEAD FOR THE FUND, GREG?
A. As an international portfolio manager, it's been frustrating to watch the U.S. market outdistance many foreign markets during the past six months. However, outperformance by the U.S. means that many international companies have very reasonable valuations when compared to their U.S. peers. After considering their present relative valuations, the outlook on many foreign stocks begins to look more positive. So we could be approaching another time period in which foreign stocks could perform favorably. However, as I've cautioned in the past, some analysts feel that the dollar has finally bottomed and that we could see a sustained period of substantial dollar strength. If that were to happen, it's very important for shareholders to understand that the fund could undergo a very challenging period.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: long-term growth of capital by investing in foreign equity securities that are determined, through both technical and fundamental analysis, to be undervalued compared to others in their industries and countries
START DATE: December 27, 1991
SIZE: as of October 31, 1995, more than
$295 million
MANAGER: Gregory Fraser, since 1991; manager,
Fidelity Select Defense and Aerospace Portfolio,
1989-1990; and Fidelity Select Environmental
Services Portfolio, 1991; joined Fidelity in 1986
(checkmark)
GREG FRASER ON THE USE OF FUNDAMENTAL DATA IN
QUANTITATIVE INVESTING METHODS:
"When people hear the word "quant" or the term
"quantitative analysis," they tend to think of it as a completely different type of analysis - having little or nothing to do with more well-known methods of analysis such as technical or fundamental.
"The quantitative research group here at Fidelity believes in taking the best of both technical and fundamental research techniques and combining them in a disciplined and systematic way in order to make good, profitable decisions. As quantitative investors, some of the most important things we look at are future earnings estimates, balance sheet items and company cash flows - just as fundamental analysts do. We're also interested in price and volume trends, which are the key components of technical research.
"Our goal is to enhance traditional research and analysis with technology. With a fund like Diversified
International, it would be extremely difficult to synthesize the data on the more than 5,000 companies around the world from which we choose our holdings without the help of computers and technology.
"The bottom line is that our goal is to achieve the best returns possible for the fund; and we don't shy away from borrowing techniques from technical and fundamental analysis to achieve that goal.
"Finally, every year I attend dozens and dozens of company meetings when they visit us here at Fidelity.
This allows continuous quality controls of the models by comparing the models' favorite stocks to the business prospects the companies are actually discussing."
DISTRIBUTIONS
The Board of Trustees of Fidelity Diversified
International Fund voted to pay on December 11, 1995, to shareholders of record at the opening of business on December 8, 1995, a distribution of $.41 derived from capital gains realized from sales of portfolio securities and a dividend of $.22 from net investment income.
DIVERSIFIED INTERNATIONAL
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION
AS OF OCTOBER 31, 1995

United States 5.3%
Netherlands 4.7%
Row: 1, Col: 1, Value: 5.3
Row: 1, Col: 2, Value: 6.8
Row: 1, Col: 3, Value: 3.4
Row: 1, Col: 4, Value: 3.6
Row: 1, Col: 5, Value: 28.7
Row: 1, Col: 6, Value: 4.3
Row: 1, Col: 7, Value: 29.8
Row: 1, Col: 8, Value: 9.300000000000001
Row: 1, Col: 9, Value: 4.1
Row: 1, Col: 10, Value: 4.7
United Kingdom 6.8%
France 4.1%
Canada 3.4%
Germany 9.3%
Australia 3.6%
Japan 29.8%
Other 28.7%
Sweden 4.3%
AS OF APRIL 30, 1995
United States 10.0%
Netherlands 5.9%
Row: 1, Col: 1, Value: 10.0
Row: 1, Col: 2, Value: 9.300000000000001
Row: 1, Col: 3, Value: 3.1
Row: 1, Col: 4, Value: 3.6
Row: 1, Col: 5, Value: 23.3
Row: 1, Col: 6, Value: 3.6
Row: 1, Col: 7, Value: 22.9
Row: 1, Col: 8, Value: 3.4
Row: 1, Col: 9, Value: 8.5
Row: 1, Col: 10, Value: 6.4
Row: 1, Col: 11, Value: 5.9
Row: 1, Col: 12, Value: 0.0
France 6.4%
United
Kingdom 9.3%
Germany 8.5%
Canada 3.1%
Australia 3.6%
Norway 3.4%
Other 23.3%
Japan 22.9%
Sweden 3.6%
ASSET ALLOCATION
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

Stocks and closed-end
 investment companies    94.4          89.2

Bonds                    1.5           2.7

Short-term investments   4.1           8.1

TOP TEN STOCKS
                                          % OF FUND'S   % OF FUND'S
                                          INVESTMENTS   INVESTMENTS
                                                        6 MONTHS AGO

Hitachi Ltd.                              2.1           2.2
(Japan, Electronics)

Omron Corp.                               2.0           1.2
(Japan, Electrical Equipment)

Ricoh Co. Ltd. Ord.                       1.8           0.8
(Japan, Computers & Office Equipment)

Bayer AG                                  1.8           1.4
(Germany, Chemicals & Plastics)

TDK Corp.                                 1.8           1.5
(Japan, Electronics)

Canon, Inc.                               1.8           0.6
(Japan, Computers & Office Equipment)

Matsushita Electric Industrial Co. Ltd.   1.7           1.7
(Japan, Consumer Electronics)

Fuji Photo Film Co. Ltd.                  1.7           1.2
(Japan, Photographic Equipment)

Toshiba Corp.                             1.5           0.7
(Japan, Electronics)

Veba AG Ord.                              1.4           1.6
(Germany, Electric Utilities)

TOP TEN MARKET SECTORS
                                   % OF FUND'S    % OF FUND'S
                                   INVESTMENTS    INVESTMENTS
                                                  6 MONTHS AGO

Technology                         19.1           10.9

Finance                            17.8           13.7

Utilities                          10.6           10.1

Basic Industries                   8.4            8.7

Nondurables                        6.6            9.0

Health                             6.2            4.6

Industrial Machinery & Equipment   5.5            5.4

Durables                           5.0            5.3

Energy                             4.5            7.1

Media & Leisure                    2.7            2.7


DIVERSIFIED INTERNATIONAL
INVESTMENTS OCTOBER 31, 1995

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 83.2%
 SHARES VALUE (NOTE 1)
ARGENTINA - 1.2%
Banco de Galicia Y Buenos Aires SA
 sponsored ADR representing Class B
 shares (New)  50,000 $ 956,250
Banco Frances del Rio de la Plata SA
 ADR  50,000  1,093,750
Telecom Argentina sponsored ADR
 Class B  20,000  767,500
Telefonica de Argentina SA sponsored
 ADR  30,000  622,500
  3,440,000
AUSTRALIA - 3.6%
Advance Bank Australia Ltd.   106,025  782,079
Boral Ltd. Ord.   308,700  737,118
Broken Hill Proprietary Co. Ltd. (The)  100,000  1,352,080
CSR Ltd.   400,000  1,274,514
Caltex Australia Ltd.   630,000  2,031,314
Capral Aluminum Ltd.   400,000  912,540
News Corp. Ltd. ADR  30,000  596,250
Orbital Engine Corp. Ltd. sponsored
 ADR   1,000  7,625
Pioneer International Ltd.  500,000  1,224,325
Qantas Airways Ltd. (a)  100,000  176,424
Qantas Airways Ltd. sponsored ADR (b)  5,600  98,700
Santos Ltd.  432,507  1,167,595
Siddons Ramset Ltd.  109,258  293,604
  10,654,168
BERMUDA - 0.1%
Partner Re Holdings  10,000  266,250
BRAZIL - 0.6%
Brahma (Cia Cervejaria) PN Class B
 (Pfd. Reg.)  1,250,000  477,119
Telebras PN (Pfd. Reg.)  30,000,000  1,216,536
  1,693,655
CANADA - 3.0%
Algoma Steel, Inc. (a)  3,600  15,396
BCE Mobile Communications, Inc. (a)   5,800  173,633
Barrick Gold Corp.   60,000  1,394,570
C A E Industries Ltd.   50,000  353,291
Chieftain International, Inc. (a)  100,000  1,375,976
FCA International Ltd. (a)  150,300  335,366
Imasco Ltd.  75,900  1,354,853
Magna International, Inc. Class A  30,000  1,305,318
Newbridge Networks Corp. (a)   50,000  1,525,000
Toronto Dominion Bank  50,000  883,228
  8,716,631
DENMARK - 1.0%
Novo-Nordisk AS Class B  15,000  1,909,166
Scandinavian Mobility (b)  9,000  214,266
Tele Danmark AS ADR Class B  35,000  914,375
  3,037,807
FINLAND - 2.7%
Cultor OY Ord., Series 2  30,000  1,244,241
Enso-Gutzeit OY Class R Free shares  100,000  784,720
Instrumentarium OY Class B  40,000  1,036,868
Kemira OY sponsored ADR (b)  65,000  1,072,500
Nokia Corp. AB:
 Series K  15,000  876,625
 sponsored ADR  50,000  2,787,500
  7,802,454

 SHARES VALUE (NOTE 1)
FRANCE - 4.1%
Alcatel Alsthom sponsored ADR  25,000 $ 421,875
CGIP  6,000  1,136,713
Coflexip sponsored ADR  44,700  625,800
Credit Commercial de France
 (warrants) (a)  277  79
Elf Aquitaine sponsored ADR  25,000  843,750
Elf Sanofi SA  17,600  1,124,309
Eramet SA  19,990  1,351,091
Eridania Beghin Say Group Ord.   4,000  673,425
Europeene de Propulsion SA  1,579  103,488
Lafarge Coppee SA  13,000  862,939
Michelin SA Cie Generale des
 Etablissements Class B  30,000  1,213,518
Peugeot SA Ord.  2,000  260,932
Salomon SA  1,000  577,983
Societe Generale Class A  9,000  1,030,415
Total SA Class B  30,000  1,856,836
  12,083,153
GERMANY - 6.6%
Andrea-Noris Zahn  6,500  1,707,308
BASF AG  8,000  1,754,872
Bayer AG  20,000  5,315,728
Deutsche Bank AG  50,000  2,259,965
Hoechst AG Ord.   5,500  1,443,474
Springer Axel Verlag AG (Reg.)  3,000  1,810,244
Thyssen AG Ord.  5,000  899,088
Veba AG Ord.  100,000  4,102,509
  19,293,188
HONG KONG - 1.9%
Cheung Kong Holdings Ltd.   50,000  281,971
Consolidated Electric Power Asia Ltd.   500,000  1,012,120
New World Infrastructure Ltd. (b)  367,000  645,584
Peregrine Investments Holdings Ltd.   2,000,000  2,548,084
Semi-Tech (Global) Ltd.  531,413  831,697
South China Morning Post Holdings  400,000  232,820
Yue Yuen Industrial Holdings Ltd.   500,000  130,961
  5,683,237
IRELAND - 0.8%
Bank of Ireland U.S. Holdings, Inc.   130,000  867,062
IAWS Group PLC Class A (Reg.)  180,000  324,319
Independent Newspapers PLC  161,457  968,419
Waterford Foods PLC Class A  150,000  244,187
  2,403,987
ISRAEL - 0.1%
Elscint Ltd. (a)  99,000  222,750
Laser Industries Ltd. Ord. (a)  14,500  164,938
  387,688
ITALY - 1.6%
Stet (Societa Finanziaria Telefonica)
 Spa Ord.   800,000  2,265,892
Telecom Italia Mobile Spa (a)  700,000  1,179,388
Telecom Italia Ord.  800,000  1,227,715
  4,672,995
JAPAN - 29.8%
Canon, Inc.   300,000  5,144,285
Citizen Watch Co. Ltd. Ord.   125,000  858,606
Dai-Tokyo Fire & Marine Insurance Ord.   400,000  2,575,082
Dowa Fire & Marine Industries Co. Ltd.   150,000  699,623
Fuji Photo Film Co. Ltd.   200,000  4,958,111
Fujitsu Ltd.   300,000  3,586,302
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
JAPAN - CONTINUED
Hitachi Ltd.   600,000 $ 6,173,142
Honda Motor Co. Ltd.   100,000  1,744,158
Izumiya Co. Ltd.   100,000  1,538,386
Kao Corp.   175,000  2,126,304
Kirin Brewery Co. Ltd.   100,000  1,009,260
Konica Corp.   200,000  1,342,413
Kyocera Corp.   40,000  3,284,503
Maruzen Showa Unyu Co., Ltd.   100,000  486,012
Matsushita Electric Industrial Co. Ltd.   350,000  4,972,809
Mitsubishi Heavy Industries Ltd.   450,000  3,479,006
NEC Corp.   200,000  2,645,632
Nittetsu Mining Co. Ltd.   100,000  867,179
Nitto Denko Corp.   100,000  1,597,178
Nomura Securities Co. Ltd.   100,000  1,832,345
OKI Electric Industry Co. Ltd. (a)   300,000  2,783,793
Omron Corp.   250,000  5,854,686
Ricoh Co. Ltd. Ord.   500,000  5,389,251
Royal Co. Ltd.   100,000  1,499,192
Sekisui Chemical Co. Ltd.   200,000  2,606,438
Sekisui House Ltd.   150,000  1,734,359
TDK Corp.   100,000  5,163,882
Takeda Chemical Industries Ltd.   270,000  3,809,710
Toshiba Corp.   600,000  4,356,474
Toyota Motor Corp.   125,000  2,327,177
Yamaichi Securities Co. Ltd.   100,000  525,207
  86,970,505
KOREA (SOUTH) - 1.2%
Korea Electric Power Corp.   40,000  1,757,890
Samsung Electronics Co. Ltd. (b):
 GDS  25,000  1,617,500
 GDR representing shares
  (non-vtg.)  4,000  257,400
  3,632,790
LUXEMBOURG - 0.2%
Quilmes Industries SA  40,000  704,000
MEXICO - 0.2%
Grupo Radio Centro SA de CV
 sponsored ADR  20,000  142,500
Sanluis Corp. Units  9,400  44,509
Telefonos de Mexico SA sponsored ADR
 representing shares Ord. Class L  10,000  275,000
  462,009
NETHERLANDS - 4.7%
ABN-AMRO Holdings NV   25,000  1,050,181
Heineken NV  5,000  887,030
International Nederlanden Groep NV  25,000  1,490,528
KLM Royal Dutch Airlines Ord.   60,336  1,991,703
Koninklijke PPT Nederland  1,113  39,138
Koninklijke PPT Nederland (b)  20,000  703,288
Philips Electronics NV (Bearer)  37,000  1,430,020
Royal Dutch Petroleum Co.   25,000  3,071,875
SGS Thomson Microelectronics NV  17,000  769,250
Telegraaf  5,000  719,128
Twentsche Kabel Holding NV  22,600  773,237
Unilever NV Ord.   5,000  654,818
  13,580,196
NETHERLANDS ANTILLES - 0.5%
Intrum Justitia NV (Reg.)  1,000,000  1,280,205
Orthofix International  20,000  195,000
  1,475,205

 SHARES VALUE (NOTE 1)
NEW ZEALAND - 0.9%
Brierley Investments Ltd.   2,500,000 $ 1,943,313
Fletcher Challenge Ltd.:
 (Forestry Division)  38,309  52,743
 (Ordinary Division)  230,000  607,565
  2,603,621
NORWAY - 2.2%
Fokus Bank AS (a)  38,300  203,020
Helikopter Services AS  160,000  2,004,658
Norsk Hydro AS ADR  15,000  600,000
Orkla AS Class B (non-vtg.)  45,000  2,190,186
Saga Petroleum AS Class B  100,000  1,204,723
Transocean Drilling AS (a)  7,000  106,819
  6,309,406
PANAMA - 0.1%
McDermott (J. Ray) SA  20,000  302,500
PORTUGAL - 0.3%
Portugal Telecom SA sponsored ADR (a)  50,000  937,500
SOUTH AFRICA - 1.1%
Anglo American Corp. of
 South Africa (Reg.)  50,000  2,844,609
Rustenberg Platinum Holding Ltd. ADR  20,385  356,738
  3,201,347
SPAIN - 1.4%
Empresa Nacional de Electricidad SA
 sponsored ADR  10,000  502,500
Hidroelectrica de Cantabrico SA  35,000  1,052,869
Telefonica de Espana SA sponsored ADR  30,000  1,128,750
Union Electrica Fenosa SA  300,000  1,396,721
  4,080,840
SWEDEN - 4.3%
Astra AB Class A Free shares  45,000  1,656,283
Atlas Copco AB Class A Free shares  70,000  1,061,198
Cardo AB (a)  70,000  1,087,596
Celsius Industrier AB Class B  65,000  1,230,522
Marieberg Tidnings Class A  22,000  524,339
Mo Och Domsjoe AB Class B  15,000  764,787
Nordbanken AB (b)  20,000  295,657
Pharmacia AB Class A Free shares  70,000  2,439,172
SKF AB Ord.   30,000  568,494
Skandinaviska Enskilda Banken
 Class A Free shares  80,000  540,630
Sparbanken Sverige AB Class A (a)(b)  25,000  263,980
Volvo AB Class B  90,000  2,029,626
  12,462,284
SWITZERLAND - 2.2%
Bank for International Settlements  285  2,633,084
Bucher Holding AG (Bearer)  1,200  754,949
Nestle SA (Reg.)  3,000  3,141,223
  6,529,256
UNITED KINGDOM - 6.8%
British Petroleum PLC ADR  12,000  1,059,000
Carlton Communications  50,000  761,406
Cordiant PLC sponsored ADR (a)  50,000  193,750
Forte PLC  10,000  39,829
Glaxo PLC sponsored ADR  70,000  1,898,750
Guinness PLC Ord.   75,000  600,985
Huntingdon International Holdings PLC
 Ord. (a)  650,000  657,488
Invesco Mim PLC  250,000  960,154
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
UNITED KINGDOM - CONTINUED
London International Group PLC  600,000 $ 1,242,273
Northumbrian Water Group PLC Ord.  65,000  1,019,106
RTZ Corp. PLC Ord.   40,000  553,807
Royal Insurance Holdings PLC  175,000  1,080,074
Severn Trent PLC Ord.  90,000  913,924
SmithKline Beecham PLC ADR  25,000  1,296,875
South West Water PLC Ord.   90,000  712,647
Tesco PLC Ord.   225,000  1,066,838
Vodafone Group PLC sponsored ADR  100,000  4,087,500
WPP Group PLC ADR  155,000  745,938
Yorkshire Water Ord.   90,000  871,251
  19,761,595
UNITED STATES OF AMERICA - 0.0%
DST Systems, Inc.  2,000  42,000
TOTAL COMMON STOCKS
 (Cost $212,279,448)   243,190,267
CLOSED-END INVESTMENT COMPANIES - 9.0%
CANADA - 0.4%
Canadian General Investment Ltd.   50,000  1,176,088
CHILE - 0.5%
Five Arrows Chile Investment Trust Ltd.   500,000  1,450,000
EMERGING MARKETS - 2.1%
Emerging Markets Infrastructure
 Fund, Inc.   74,700  709,650
GT Global Developing Markets Fund  250,000  2,343,750
TCW/DW Emerging Markets
 Opportunities Trust  170,000  1,615,000
Templeton Dragon Fund, Inc.   120,000  1,440,000
  6,108,400
GERMANY - 1.9%
Central European Equity Fund (a)  119,500  1,912,000
Emerging Germany Fund, Inc.   186,000  1,348,500
The New Germany Fund, Inc.   200,000  2,450,000
  5,710,500
MALAYSIA - 0.6%
Malaysia Equity Fund Ltd. (a)  120,000  1,770,000
PHILIPPINES - 0.3%
First Philippine Fund  50,000  762,500
REGIONAL AFRICA - 0.6%
Morgan Stanley Africa Investment
 Fund, Inc.   70,000  901,250
Southern Africa Fund, Inc.   50,000  775,000
  1,676,250
REGIONAL ASIA - 0.5%
Morgan Stanley Asia-Pacific Fund, Inc.   125,000  1,375,000
SPAIN - 1.1%
Growth Fund of Spain, Inc.   300,000  3,150,000
THAILAND - 0.3%
Thai Prime Fund  61,000  915,000
UNITED STATES OF AMERICA - 0.7%
Alliance Global Environment Fund (a)  140,200  1,314,375
Global Health Sciences Fund (a)  50,000  737,500
  2,051,875
TOTAL CLOSED-END INVESTMENT COMPANIES
 (Cost $26,374,769)   26,145,613
NONCONVERTIBLE PREFERRED STOCKS - 2.2%
 SHARES VALUE (NOTE 1)
GERMANY - 0.8%
GEA AG  3,500 $ 1,140,454
SAP AG  3,000  460,015
Suedzucker AG  2,000  810,705
  2,411,174
ITALY - 0.6%
Stet (Societa Finanziaria Telefonica) Spa  800,000  1,748,060
UNITED STATES OF AMERICA - 0.8%
Freeport McMoran Copper & Gold, Inc.:
 Series B  50,000  1,675,000
 Series C  25,000  787,500
  2,462,500
TOTAL NONCONVERTIBLE PREFERRED STOCKS
 (Cost $6,974,364)   6,621,734
GOVERNMENT OBLIGATIONS (E) - 1.8%
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (C)
ARGENTINA - 0.4%
Argentina Republic BOCON
 5.5625%, 4/1/01 (d) B1 $ 1,969,002  1,303,452
NEW ZEALAND - 1.4%
New Zealand Government:
 8%, 11/15/95 Aaa NZD 1,500,000  987,856
 9%, 11/15/96 Aaa NZD 3,000,000  2,000,558
 10%, 7/15/97 Aaa NZD 1,500,000  1,027,452
  4,015,866
TOTAL GOVERNMENT OBLIGATIONS
 (Cost $4,888,637)   5,319,318
REPURCHASE AGREEMENTS - 3.8%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a
 joint trading account at 5.88%,
 dated 10/31/95 due 11/1/95 $ 11,057,806  11,056,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $261,573,218)   $292,332,932
CURRENCY ABBREVIATIONS
NZD - New Zealand dollar
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,168,875 or 1.8% of net assets.
3. Principal amount is stated in United States dollars unless otherwise noted.
4. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
5. Some foreign government obligations have not been individually rated by S&P or Moody's. The ratings listed are assigned to securities by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $275,742,713 and $333,750,125, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $128,327 for the period (see Note 4 of Notes to Financial Statements).
INCOME TAX INFORMATION
At October 31, 1995, the aggregate cost of investment securities for income tax purposes was $262,205,547. Net unrealized appreciation aggregated $30,127,385, of which $37,231,337 related to appreciated investment securities and $7,103,952 related to depreciated investment securities.
The fund hereby designates $2,480,000 as a capital gain dividend for the purpose of the dividend paid deduction.
For the period, interest and dividends from foreign countries were $7,865,097 or $0.34 per share. Taxes accrued or paid to foreign countries were $1,533,192 or $0.07 per share.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
Aerospace & Defense   0.6%
Basic Industries   8.4
Construction & Real Estate   2.1
Durables    5.0
Energy    4.5
Finance   17.8
Government Obligations    1.8
Health   6.2
Holding Companies   0.8
Industrial Machinery & Equipment   5.5
Media & Leisure   2.7
Nondurables   6.6
Precious Metals   1.5
Repurchase Agreements   3.8
Retail & Wholesale   0.9
Services   0.3
Technology   19.1
Transportation   1.8
Utilities   10.6
    100.0%
DIVERSIFIED INTERNATIONAL
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 OCTOBER 31, 1995

ASSETS

Investment in securities, at value (including repurchase agreements of $11,056,000) (cost $261,573,218) -           $ 292,332,932
See accompanying schedule

Cash                                                                                                                 730

Receivable for investments sold                                                                                      6,698,035

Receivable for fund shares sold                                                                                     1,124,132

Dividends receivable                                                                                                 878,089

Interest receivable                                                                                                  157,194

 TOTAL ASSETS                                                                                                        301,191,112

LIABILITIES

Payable for investments purchased                                                                     $ 4,818,263

Payable for fund shares redeemed                                                                       957,145

Accrued management fee                                                                                 226,996

Other payables and accrued expenses                                                                    172,109

 TOTAL LIABILITIES                                                                                                   6,174,513

NET ASSETS                                                                                                          $ 295,016,599

Net Assets consist of:

Paid in capital                                                                                                     $ 248,402,049

Undistributed net investment income                                                                                  5,148,992

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                  10,717,968

Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies           30,747,590

NET ASSETS, for 23,168,679 shares outstanding                                                                       $ 295,016,599

NET ASSET VALUE, offering price                                                                                      $12.73
and redemption price per share ($295,016,599 (divided by) 23,168,679 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1995

INVESTMENT INCOME                                                                $ 7,797,044
Dividends

Interest                                                                          1,658,855

                                                                                  9,455,899

Less foreign taxes withheld                                                       (1,533,192
                                                                                 )

 TOTAL INCOME                                                                     7,922,707

EXPENSES

Management fee                                                     $ 2,270,179
Basic fee

 Performance adjustment                                             (211,273
                                                                   )

Transfer agent fees                                                 867,536

Accounting fees and expenses                                        178,932

Non-interested trustees' compensation                               2,887

Custodian fees and expenses                                         175,243

Registration fees                                                   24,701

Audit                                                               38,833

Legal                                                               14,471

Miscellaneous                                                       3,501

 Total expenses before reductions                                   3,365,010

 Expense reductions                                                 (35,327       3,329,683
                                                                   )

NET INVESTMENT INCOME                                                             4,593,024

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              11,746,226

 Foreign currency transactions                                      (35,175       11,711,051
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              (3,741,846
                                                                   )

 Assets and liabilities in                                          366,100       (3,375,746
 foreign currencies                                                              )

NET GAIN (LOSS)                                                                   8,335,305

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 12,928,329

OTHER INFORMATION

Accounting fees paid to FSC                                                       $177,924


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED    YEAR ENDED
                                    OCTOBER 31,   OCTOBER 31,
                                    1995          1994




Operations                                                                                        $ 4,593,024      $ 3,033,098
Net investment income

 Net realized gain (loss)                                                                          11,711,051       10,885,262

 Change in net unrealized appreciation (depreciation)                                              (3,375,746)      13,742,044

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                   12,928,329       27,660,404

Distributions to shareholders                                                                      (804,584)        (57,277)
From net investment income

 From net realized gain                                                                            (10,459,145)     (2,281,540)

 TOTAL DISTRIBUTIONS                                                                               (11,263,729)     (2,338,817)

Share transactions                                                                                 211,031,927      439,644,650
Net proceeds from sales of shares

 Reinvestment of distributions                                                                     10,913,981       2,282,423

 Cost of shares redeemed                                                                          (279,746,151)    (371,125,272)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                           (57,800,243)     70,801,801

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                          (56,135,643)     96,123,388

NET ASSETS

 Beginning of period                                                                               351,152,242      255,028,854

 End of period (including undistributed net investment income of $5,148,992 and $819,988,
respectively)                                                                                     $ 295,016,599    $ 351,152,242

OTHER INFORMATION
Shares

 Sold                                                                                              17,615,508       36,516,172

 Issued in reinvestment of distributions                                                           980,592          201,263

 Redeemed                                                                                          (23,603,323)     (31,079,116)

 Net increase (decrease)                                                                           (5,007,223)      5,638,319



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED OCTOBER 31,                   DECEMBER 27, 1991
                                                                    (COMMENCEMENT
                                                                    OF OPERATIONS) TO
                                                                    OCTOBER 31,

SELECTED PER-SHARE DATA   1995                      1994 B   1993   1992





Net asset value, beginning of period                                $ 12.46     $ 11.32     $ 8.46      $ 10.00

Income from Investment Operations

 Net investment income                                              .22         .05         .07         .07

 Net realized and unrealized gain (loss)                            .47         1.20        2.89        (1.61)

 Total from investment operations                                   .69         1.25        2.96        (1.54)

Less Distributions                                                  (.03)       (.01)       (.10)       -
From net investment income

 From net realized gain                                             (.39)       (.10)       -           -

 Total distributions                                                (.42)       (.11)       (.10)       -

Net asset value, end of period                                      $ 12.73     $ 12.46     $ 11.32     $ 8.46

TOTAL RETURN A, C                                                   6.02%       11.14%      35.38%      (15.40)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                             $ 295,017   $ 351,152   $ 255,029   $ 36,439

Ratio of expenses to average net assets                             1.13%       1.25%       1.47%       2.00% D,
                                                                    E

Ratio of expenses to average net assets after expense reductions    1.12%       1.25%       1.47%       2.00% D

Ratio of net investment income to average net assets                1.55%       .96%        .84%        1.38% D

Portfolio turnover rate                                             101%        89%         56%         56% D

A TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
B EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION
93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION
OF
INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY
INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE
MAY REFLECT CERTAIN
RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 7 OF NOTES TO
FINANCIAL
STATEMENTS).
D ANNUALIZED
E FMR VOLUNTARILY AGREED TO REIMBURSE A PORTION OF THE FUND'S
EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S
EXPENSE RATIO WOULD HAVE BEEN
HIGHER.


INTERNATIONAL VALUE
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                LIFE OF
OCTOBER 31, 1995             FUND

INTERNATIONAL VALUE          6.30%

Morgan Stanley EAFE Index    -0.37%

Average International Fund   -1.09%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, since the fund started on November 1, 1994. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley EAFE index - a broad measure of the performance of stocks in Europe, Australia, and the Far East. You can also compare the fund's performance to the average international fund, which reflects the performance of 150 funds with similar objectives tracked by Lipper Analytical Services over the past 12 months. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effects of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year. In the fund's next report we'll report these numbers for the fund and the benchmarks.
$10,000 OVER LIFE OF FUND
              Fidelity InternaEurope, Australi
     11/01/94        10000.00        10000.00
     11/30/94         9700.00         9519.40
     12/31/94         9790.00         9579.01
     01/31/95         9440.00         9211.02
     02/28/95         9530.00         9184.59
     03/31/95        10000.00         9757.44
     04/30/95        10170.00        10124.41
     05/31/95        10030.00        10003.72
     06/30/95        10040.00         9828.29
     07/31/95        10830.00        10440.16
     08/31/95        10800.00        10041.90
     09/30/95        10860.00        10238.02
     10/31/95        10620.00         9962.82

Let's say you invested $10,000 in Fidelity International Value Fund on November 1, 1994, when the fund started. By October 31, 1995, the value of your investment would have grown to $10,630 - a 6.30% increase on your initial investment. That compares to $10,000 invested in the Morgan Stanley EAFE index, which would have decreased value to $9,963 over the same period
- a 0.37% decrease.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
INTERNATIONAL VALUE
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Richard Mace, Portfolio Manager of Fidelity International Value Fund
Q. HOW HAS THE FUND PERFORMED, RICK?
A. From its inception on November 1, 1994, through October 31, 1995, the fund had a total return of 6.30%. During the same period, the Morgan Stanley EAFE Index -which tracks the performance of stocks in Europe, Australia and the Far East - returned -0.37%. The average international fund had a total return of -1.09% according to Lipper Analytical Services.
Q. WHAT HELPED THE FUND BEAT BOTH THE AVERAGE FUND AND THE INDEX?
A. I would say there were three major contributors to the fund's performance. The first had to do with the level of the fund's investment in Japan. Specifically, the fund had less than 30% invested there in January, but nearly 60% of the fund was invested in Japan in August. The fund was underweighted relative to the index early in the year when the Japanese market was weak. But the fund was overweighted relative to the index as the market recovered later in the year. The second reason had to do with the fund's cash and short-term investment position. Because of the rapid growth in the fund's assets over the year, it maintained a higher-than-normal cash level. Once the rapid growth slowed, the fund's cash level declined. In an environment where international markets were underperforming, being underinvested provided an advantage. Third, the fund's investments in Norway - although only a small percentage of the fund - provided positive performance.
Q. LET'S TALK ABOUT JAPAN FIRST. WHAT SORT OF STOCKS DID YOU TARGET?
A. If you look at the portfolio, you'll see that many of the Japanese stocks were cyclicals - companies poised to benefit from an economic recovery there. These included electronics and computer companies, such as Hitachi, Mitsubishi Electric, Canon and NEC; Ito-Yokado, a retailer; and Honda, the motorcycle and automobile manufacturer that benefited from strong new model sales, a solid balance sheet and cost cutting. While these stocks followed a particular theme, let me remind investors that I select stocks one at a time, based on company prospects and valuation - trying to maximize return with minimal risk, by buying stocks that I find to be cheap.
Q. YOU INCREASED THE PERCENTAGE OF THE FUND'S INVESTMENTS IN ITS TOP STOCK, OMRON. WHAT WAS THE APPEAL BEHIND THIS PARTICULAR COMPANY?
A. Omron manufactures factory automation and control equipment. It benefited from strong worldwide demand for its products, as electronic equipment companies were looking to use automation to increase their manufacturing capacity. In addition, Omron was at the forefront of a revolutionary trend in Japanese management. Companies were starting to understand the benefits of focusing on increasing shareholder value. Companies such as Omron cut costs aggressively, restructured their business and generated free cash flow. It appeared Omron would share this cash in the form of dividends. Also, the company may buy back shares - a move that generally is viewed as favorable by existing shareholders because it tends to increase the value of the stock. The Japanese government has indicated it may change present policy and allow companies to do so without severe tax implications.
Q. WERE THERE ANY PARTICULAR AREAS OR INVESTMENTS THAT DIDN'T TURN OUT AS WELL AS YOU WOULD HAVE LIKED?
A. Because the fund concentrated heavily on increasing investments in Japan, it missed opportunities in markets elsewhere in the world that turned in solid performance, such as Switzerland, Sweden and the United Kingdom. All three of these markets produced substantial returns, but the fund had very small levels of investment there. The rationale behind investing significantly in Japan came from my belief that buying stocks with low valuations is one way of reducing risk. I didn't invest more in those European countries because I found overall stock prices to be expensive. Japan was more attractive because that's where I found better value and a lower level of inherent risk.
Q. WHAT HAS THE INVESTING ENVIRONMENT BEEN LIKE IN JAPAN, SPECIFICALLY?
A. Many factors - the Kobe earthquake, the subway nerve gas attack, a lack of consumer confidence, political and banking scandals, and a weakening economy - depressed the stock market, producing buying opportunities. Unfortunately, the negative sentiment generated by all of these factors kept a lid on stock prices for several months. Therefore, it clearly has taken longer than I anticipated for an upturn in Japan. Nonetheless, it appears at the present time that business conditions and the economy could improve slowly. A specific company that was disappointing was Nifco, a Japanese auto part manufacturer. Auto production in Japan didn't pick up as much as I had expected and the company's exports declined. As a result, the share price declined. In addition, trade discussions between the U.S. and Japan had negative implications, as did news that Japanese auto companies are going to move production offshore. I also cut back on some European cyclical stocks - those that rise and fall with the economy - because business wasn't picking up. Kuoni, for example, a Swiss travel agency suffered from the economic slowdown, as its business is highly dependent on leisure travel.
Q. TWO OF THE FUND'S TOP 10 STOCKS - ALUMINUM COMPANY OF AMERICA AND FALCONBRIDGE OF CANADA - WERE METALS AND MINING STOCKS. WERE YOU PURSUING A PARTICULAR THEME IN THAT AREA?
A. I targeted nickel and aluminum companies such as these, as well as Capral Aluminum in Australia and Inco in Canada, because the supply/demand situation looked positive for these non-ferrous metals. The Canadian stocks were also attractive in terms of valuations, more so than comparable stocks in Europe. I also would like to note that while Aluminum Company of America
- Alcoa - is considered an American stock, it received much of its earnings and cash flow from its overseas business.
Q. RICK, IN THE PAST THE FUND HAS USED A HEDGING STRATEGY TO REDUCE CURRENCY RISK - THE RISK THAT MOVEMENTS IN A COUNTRY'S CURRENCY WILL NEGATIVELY AFFECT THE FUND'S INVESTMENTS THERE. IS THIS STRATEGY STILL IN PLACE?
A. During the year I reduced the fund's investments in forward foreign currency contracts, which I had used to hedge foreign currencies. I did so because these investments hadn't added much value to the fund, and I don't foresee using them much going forward.
Q. RICK, LET'S DISCUSS YOUR OUTLOOK. WHAT DO YOU SEE HAPPENING OVER THE NEXT SIX MONTHS?
A. It appears to me that we'll see some economic improvement overseas within the next six to 12 months. When economies recover, the degree of earnings growth that companies see in response usually surprises investors. I've positioned the fund to benefit from a recovering economy in Japan - where we're already seeing signs of recovery. I would expect to see earnings growth from the stocks I've invested in to be higher than expected. The key going forward will be to select those stocks that are best positioned to benefit from an improving economy. That also could include capitalizing on European companies whose business is improving.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: growth of capital by investing mainly in the stocks of foreign companies that own valuable assets or are undervalued in the marketplace
START DATE: November 1, 1994
SIZE: as of October 31, 1995, more than
$56 million
MANAGER: Richard Mace, since 1994; manager,
Fidelity International Growth & Income Fund, since 1994; co-manager, Fidelity Global
Balanced Fund, since January 1995, and
February 1993- December 1993; manager,
Fidelity Select Chemicals Portfolio and Fidelity
Select Industrial Materials Portfolio, 1992;
Fidelity Select Transportation Portfolio,
1989-1991; joined Fidelity in 1987
(checkmark)
RICK MACE ON INTERNATIONAL ECONOMIC TRENDS:
"When overseas bond markets perform well, overseas stock markets often do so as well. That has not been the case this year. While we've seen a very strong bond market rally, stock markets have stalled.
Strong bond market performance often is a reflection of slow economic growth. My belief is that six or 12 months from now, the outlook will be for improving economies abroad, with earnings estimates outside the U.S. on the rise. As a result, I'll be looking for stocks that are positioned to move upward in step with economic growth.
"To get a read on the direction of worldwide economies, one can look at the behavior of the three largest financial institutions in the world - the Bank of Japan, the Federal Reserve Bank and Germany's
Bundesbank. All three have publicly stated that they believe the U.S. dollar is undervalued and have pledged their support to strengthen it. A strong dollar would help foreign companies with export-oriented business, because it would reduce their export prices, thus making their products more competitively priced abroad. In addition, the three central banks have expressed their commitment to strengthening their home economies by lowering interest rates.
Coordinated central bank action is a pretty powerful policy. This is one of the reasons I believe overseas economic growth will soon be on the upswing."
DISTRIBUTIONS
The Board of Trustees of Fidelity International Value
Fund voted to pay on December 11, 1995, to shareholders of record at the opening of business on December 8, 1995, a distribution of $.30 derived from capital gains realized from sales of portfolio securities and a dividend of $.01 from net investment income.
INTERNATIONAL VALUE
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION
AS OF OCTOBER 31, 1995
Canada 3.1%
United Kingdom 5.0%
Row: 1, Col: 1, Value: 15.5
Row: 1, Col: 2, Value: 14.7
Row: 1, Col: 3, Value: 56.9
Row: 1, Col: 4, Value: 4.8
Row: 1, Col: 5, Value: 5.0
Row: 1, Col: 6, Value: 3.1
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 0.0
United States 15.5%
France 4.8%
Other 14.7%
Japan 56.9%
AS OF APRIL 30, 1995
United Kingdom 7.2%
Row: 1, Col: 1, Value: 26.1
Row: 1, Col: 2, Value: 12.7
Row: 1, Col: 3, Value: 6.6
Row: 1, Col: 4, Value: 37.3
Row: 1, Col: 5, Value: 6.5
Row: 1, Col: 6, Value: 3.6
Row: 1, Col: 7, Value: 7.2
Row: 1, Col: 8, Value: 0.0
France 3.6%
United States 26.1%
Germany 6.5%
Other 12.7%
Japan 37.3%
Netherlands 6.6%
ASSET ALLOCATION
                            % OF FUND'S   % OF FUND'S
                            INVESTMENTS   INVESTMENTS
                                          6 MONTHS AGO

Stocks and equity futures   87.1          74.6

Bonds                       4.5           1.4

Short-term investments      8.4           24.0

TOP TEN STOCKS
                                        % OF FUND'S   % OF FUND'S
                                        INVESTMENTS   INVESTMENTS
                                                      6 MONTHS AGO

Omron Corp.                             5.3           4.0
(Japan, Electrical Equipment)

Hitachi Ltd.                            4.3           4.2
(Japan, Electronics)

Mitsubishi Electric Co. Ord.            4.1           3.2
(Japan, Electrical Equipment)

Ito-Yokado Co. Ltd.                     3.1           3.9
(Japan, General Merchandise Stores)

Canon, Inc.                             2.7           0.6
(Japan, Computers & Office Equipment)

TDK Corp.                               2.3           0.4
(Japan, Electronics)

Aluminum Co. of America                 2.0           1.0
(Unites States, Metals & Mining)

Nitto Denko Corp.                       1.7           2.5
(Japan, Electronics)

Sony Corp.                              1.7           1.8
(Japan, Consumer Electronics)

Falconbridge Ltd.                       1.6           0.0
(Canada, Metals & Mining)

TOP TEN MARKET SECTORS
                                   % OF FUND'S    % OF FUND'S
                                   INVESTMENTS    INVESTMENTS
                                                  6 MONTHS AGO

Technology                         21.4           11.8

Industrial Machinery & Equipment   13.1           10.8

Basic Industries                   10.7           7.6

Durables                           6.6            7.4

Retail & Wholesale                 5.7            4.6

Energy                             5.4            6.6

Finance                            4.4            4.3

Utilities                          3.5            9.3

Services                           1.8            4.1

Media & Leisure                    1.7            1.8


INTERNATIONAL VALUE
INVESTMENTS OCTOBER 31, 1995

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 77.7%
 SHARES VALUE (NOTE 1)
AUSTRALIA - 1.4%
Capral Aluminum Ltd.  85,000 $ 193,915
QNI Ltd.  176,500  338,233
Western Mining Holdings Ltd.  44,000  281,732
  813,880
AUSTRIA - 0.2%
Mayr Melnhof Karton AG  1,900  110,778
BERMUDA - 0.4%
ADT Ltd. (a)  17,000  238,000
CANADA - 3.1%
Alcan Aluminium Ltd.   20,000  634,065
Canada Occidental Petroleum Ltd.   200  5,876
Falconbridge Ltd.
 (1st. installment receipts)(e)  100,000  939,011
Inco Ltd.   6,000  206,396
  1,785,348
DENMARK - 0.6%
International Service Systems AS,
 Series B  4,500  92,299
Tele Danmark AS Class B  2,500  130,483
Unidanmark AS Class A  2,000  91,933
  314,715
FINLAND - 2.3%
Kemira OY  80,000  673,021
Valmet OY Class A  22,500  625,655
  1,298,676
FRANCE - 4.8%
Accor SA  1,113  132,443
Alcatel Alsthom CGE  4,000  342,120
Axa SA  2,000  111,254
Elf Aquitaine sponsored ADR  500  16,875
Generale des Eaux  4,078  379,611
Michelin SA Cie Generale des
 Etablissements Class B  18,000  728,111
Pechiney International SA  3,000  156,682
Total SA Class B  7,171  443,846
Total SA sponsored ADR  14,000  432,250
  2,743,192
GERMANY - 0.9%
Deutsche Bank AG  7,000  316,395
Veba AG (warrants) (a)  1,200  170,802
  487,197
HONG KONG - 0.2%
Peregrine Investments Holdings Ltd.  100,000  127,404
ITALY - 0.5%
De Rigo Spa sponsored ADR  100  2,063
Italcementi Fabbriche Ruinite Cemento
 Spa, Bergamo  5,000  30,973
Stet (Societa Finanziaria Telefonica) Spa
 Ord.  60,000  169,942
Telecom Italia Mobile Spa (a)  30,000  50,545
Telecom Italia Ord.  30,000  46,039
  299,562
JAPAN - 47.3%
Acom Co. Ltd.  5,000  163,147
Aiwa Co. Ltd.   5,000  108,765
Amway Japan Ltd. sponsored ADR  10,000  190,000
Bridgestone Corp.   10,000  139,141
Canon, Inc.   90,000  1,543,285

 SHARES VALUE (NOTE 1)
Citizen Watch Co. Ltd. Ord.  15,000 $ 103,033
Daiwa Securities Co. Ltd.  50,000  587,918
Fuji Electric Co. Ltd.  69,000  333,320
Fuji Photo Film Co. Ltd.  35,000  867,669
Fujitsu Ltd.  30,000  358,630
Hitachi Ltd.  240,000  2,469,257
Honda Motor Co. Ltd.  13,000  226,740
Hoya Corp.  7,000  205,771
Ito-Yokado Co. Ltd.  32,000  1,752,780
Kobe Steel (a)  110,000  288,864
Konica Corp.  15,000  100,681
Kyocera Corp.  10,000  821,126
Kyocera Corp. (warrants) (a)  30  50,625
Matsushita Electric Industrial Co. Ltd.  60,000  852,482
Mitsubishi Electric Co. Ord.  312,000  2,335,682
Mitsubishi Heavy Industries Ltd.  15,000  115,967
Murata Manufacturing Co. Ltd.  6,000  211,063
NEC Corp.  60,000  793,690
Nichicon Corp.  50,000  676,106
Nifco, Inc.  10,000  118,564
Nihon Unisys Ltd.  5,000  49,973
Nintendo Co. Ltd. Ord.  1,500  110,529
Nippon Shokubai Co. Ltd.  47,000  410,798
Nissan Motor Co. Ltd. Ord.  10,000  67,611
Nitto Denko Corp.  60,000  958,307
Nomura Securities Co. Ltd.  45,000  824,555
Omron Corp.  130,000  3,044,437
Ricoh Co. Ltd. Ord.  50,000  538,925
Rohm Co. Ltd. (warrants) (a)  599  440,092
Sankyo Co. Ltd.  2,000  44,094
Sanyo Electric Co. Ltd.  10,000  51,933
Sekisui Chemical Co. Ltd.  24,000  312,773
Shimamura Corp.  5,000  178,335
Shin-Etsu Chemical Co. Ltd.  5,000  102,396
Sony Corp.  21,000  946,548
TDK Corp.  25,000  1,290,971
Toshiba Corp.  50,000  363,040
Uny Co. Ltd.  40,000  689,824
Wako Electric Co. Ltd.  19,000  457,988
Yamanouchi Pharmaceutical Co. Ltd.  23,000  513,841
Yoshinoya D&C Co. Ltd. Ord.  8  126,990
  26,938,266
KOREA (SOUTH) - 0.1%
Samsung Electronics Co. Ltd. (b):
 GDR (partial dividend)  6  688
 GDS (vtg.)  500  58,500
  59,188
MEXICO - 0.1%
Telefonos de Mexico SA sponsored ADR
 representing shares Ord. Class L  1,000  27,500
NETHERLANDS - 1.8%
AKZO NV Ord.  1,000  113,857
Heineken NV  500  88,703
Hoogovens en Staalfabrieken  100  3,421
KLM Royal Dutch Airlines Ord.  204  6,734
Koninklijke PPT Nederland  15,000  527,466
Philips Electronics NV (Bearer)  3,500  135,272
Vendex International NV  3,000  86,485
Vendex International NV (b)  3,000  86,485
  1,048,423
NETHERLANDS ANTILLES - 0.7%
Schlumberger Ltd.  6,000  373,500
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
NEW ZEALAND - 0.3%
Brierley Investments Ltd.  200,000 $ 155,465
NORWAY - 1.8%
Fokus Bank AS (a)  7,100  37,636
Fokus Bank AS (a) (b)  4,000  21,203
Helikopter Services AS  10,000  125,291
Kverneland Gruppen AS  4,800  83,270
Saga Petroleum AS Class B  14,000  168,661
Smedvig AS  4,800  83,270
Transocean Drilling AS (a)  34,000  518,834
  1,038,165
RUSSIA - 0.0%
Mosenergo AO sponsored ADR (a)(b)  3,000  26,250
SPAIN - 0.9%
Banco Bilbao Vizcaya SA Ord. (Reg.)  3,000  91,721
Tabacalera SA, Series A  12,000  403,279
  495,000
SWEDEN - 2.1%
Atlas Copco AB Class A Free shares  3,000  45,480
Electrolux AB  5,000  214,201
Esselte AB Class B Free shares  16,000  235,319
Svedala Industri  10,000  254,175
Volvo AB Class B  20,000  451,028
  1,200,203
SWITZERLAND - 0.3%
Kuoni Reisen Holding AG Class B (Reg.)  100  159,261
UNITED KINGDOM - 5.0%
BET PLC Ord.   300,000  597,429
British Petroleum PLC:
 ADR  5,000  441,250
 Ord.  51,095  375,514
Cookson Group  100,000  463,087
Eurocamp PLC  18,000  64,864
Forte PLC  40,000  159,314
London Clubs International PLC  10,000  64,959
Telegraph (The) PLC  30,000  193,453
Vodafone Group PLC sponsored ADR  3,000  122,625
WPP Group PLC  58,900  142,430
Wickes PLC  100,000  196,768
  2,821,693
UNITED STATES OF AMERICA - 2.9%
Aluminum Co. of America  22,000  1,122,000
American Express Co.  500  20,313
Limited, Inc. (The)  3,000  55,125
Pride Petroleum Services, Inc. (a)  5,000  43,750
Reynolds Metals Co.  1,000  50,375
Roadway Services, Inc.  5,000  223,750
Sonat Offshore Drilling, Inc.  5,000  158,750
  1,674,063
TOTAL COMMON STOCKS
 (Cost $42,602,920)   44,235,729
NONCONVERTIBLE PREFERRED STOCKS- 0.1%
ITALY - 0.1%
Italmobiliare Spa (Milano)
 (Cost $106,220)  10,000  78,115
CONVERTIBLE BONDS - 0.3%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) AMOUNT (C) (NOTE 1)
JAPAN - 0.3%
Matsushita Electric Works Co.
 Ltd. 2.70%, 5/31/02
 (Cost $194,038) - JPY 15,000,000 $ 167,850
GOVERNMENT OBLIGATIONS - 5.5%
UNITED STATES OF AMERICA - 5.5%
U.S. Treasury Bill yield at time of
 purchase 5 1/4%, 12/7/95 Aaa $ 370,000  368,132
U.S. Treasury Notes:
 9 1/4%, 1/15/96 Aaa  390,000  392,742
 6 1/2%, 5/15/97 Aaa  390,000  394,937
 8 3/4%, 10/15/97 Aaa  370,000  391,042
 9 1/4%, 8/15/98 Aaa  370,000  403,300
 5 1/8%, 12/31/98 (d) Aaa  410,000  402,952
 8 7/8%, 2/15/99 Aaa  370,000  404,166
 9 1/8%, 5/15/99 Aaa  360,000  398,081
TOTAL GOVERNMENT OBLIGATIONS
 (Cost $3,135,568)   3,155,352
REPURCHASE AGREEMENTS - 16.4%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a
 joint trading account at 5.88%,
 dated 10/31/95 due 11/1/95 $ 9,319,522  9,318,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $55,356,746)   $56,955,046
FUTURES CONTRACTS
 EXPIRATION UNDERLYING FACE UNREALIZED
 DATE AMOUNT OF VALUE GAIN/(LOSS)
PURCHASED
60 Nikkei Stock Average
Contracts  Dec. 1995 $ 5,299,500 $(12,077)
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 9.3%
CURRENCY ABBREVIATIONS
JPY - Japanese yen
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $193,126 or 0.3% of net assets.
3. Principal amount is stated in United States dollars unless otherwise noted.
4. Security pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $402,952.
5. Purchased on an installment basis. Market value reflects only those payments made through October 31, 1995. The remaining installments aggregating CAD $1,900,000 are due July 31, 1996 and January 31, 1997. OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 5.5% AAA, AA, A 5.5%
Baa 0.0% BBB 0.0%
Ba 0.0% BB 0.0%
B 0.0% B 0.0%
Caa 0.0% CCC 0.0%
Ca, C 0.0% CC, C 0.0%
  D 0.0%
For some foreign government obligations, FMR has assigned the ratings of the sovereign credit of the issuing government. The percentage not rated by either S&P or Moody's amounted to 0.3%.
Purchases and sales of securities, other than short-term securities, aggregated $85,408,600 and $42,316,313, respectively, of which U.S. government and government agency obligations aggregated $3,821,442 and $1,487,639, respectively.
The market value of futures contracts opened and closed during the period amounted to $24,976,540 and $19,972,963, respectively (see Note 2 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $16,341 for the period (see Note 4 of Notes to Financial Statements).
INCOME TAX INFORMATION
At October 31, 1995, the aggregate cost of investment securities for income tax purposes was $55,387,527. Net unrealized appreciation aggregated $1,567,519, of which $2,919,292 related to appreciated investment securities and $1,351,773 related to depreciated investment securities.
The fund hereby designates $172,000 as a capital gain dividend for the purpose of the dividend paid deduction.
For the period, interest and dividends from foreign countries were $767,392 or $0.14 per share. Taxes accrued or paid to foreign countries were $105,096 or $0.02 per share.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
Basic Industries   10.7%
Construction & Real Estate   0.1
Durables    6.6
Energy    5.4
Finance    4.4
Government Obligations    5.5
Health   1.3
Holding Companies   0.4
Industrial Machinery & Equipment   13.1
Media & Leisure   1.7
Nondurables   0.9
Precious Metals   0.5
Repurchase Agreements   16.4
Retail & Wholesale   5.7
Services   1.8
Technology   21.4
Transportation   0.6
Utilities   3.5
    100.0%
INTERNATIONAL VALUE
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 OCTOBER 31, 1995

ASSETS

Investment in securities, at value (including repurchase agreements of $9,318,000) (cost $55,356,746) - See          $ 56,955,046
accompanying schedule

Cash                                                                                                                 311

Receivable for investments sold                                                                                      1,295,124

Receivable for fund shares sold                                                                                      401,705

Dividends receivable                                                                                                 128,778

Interest receivable                                                                                                   61,483

Receivable for daily variation on futures contracts                                                                   22,500

 TOTAL ASSETS                                                                                                         58,864,947

LIABILITIES

Payable for investments purchased                                                                      $ 1,307,258

Payable for fund shares redeemed                                                                        571,859

Accrued management fee                                                                                  36,386

Other payables and accrued expenses                                                                     121,244

 TOTAL LIABILITIES                                                                                                   2,036,747

NET ASSETS                                                                                                          $ 56,828,200

Net Assets consist of:

Paid in capital                                                                                                     $ 52,744,905

Undistributed net investment income                                                                                  36,632

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                  2,462,124

Net unrealized appreciation (depreciation) on investments                                                             1,584,539
and assets and liabilities in
foreign currencies

NET ASSETS, for 5,348,536 shares outstanding                                                                         $ 56,828,200

NET ASSET VALUE, offering price                                                                                       $10.63
and redemption price per share ($56,828,200 (divided by) 5,348,536 shares)


STATEMENT OF OPERATIONS

 NOVEMBER 1, 1994 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1995


INVESTMENT INCOME                                                                  $ 737,040
Dividends

Interest                                                                            692,542

                                                                                    1,429,582

Less foreign taxes withheld                                                         (105,096
                                                                                   )

 TOTAL INCOME                                                                       1,324,486

EXPENSES

Management fee                                                        $ 361,109

Transfer agent fees                                                    181,666

Accounting fees and expenses                                           44,123

Non-interested trustees' compensation                                  158

Custodian fees and expenses                                            78,481

Registration fees                                                      117,201

Audit                                                                  28,964

Legal                                                                  1,903

Miscellaneous                                                          417

 TOTAL EXPENSES                                                                     814,022

NET INVESTMENT INCOME                                                               510,464

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                                 2,183,044

 Foreign currency transactions                                         (502,752
                                                                      )

 Futures contracts                                                     308,000      1,988,292

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                                 1,598,300

 Assets and liabilities in foreign currencies                          (1,684
                                                                      )

 Futures contracts                                                     (12,077      1,584,539
                                                                      )

NET GAIN (LOSS)                                                                     3,572,831

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    $ 4,083,295

OTHER INFORMATION

Accounting fees paid to FSC                                                         $43,939


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   NOVEMBER 1, 1994
                                    (COMMENCEMENT
                                    OF OPERATIONS) TO
                                    OCTOBER 31,
                                    1995


Operations                                                                   $ 510,464
Net investment income

 Net realized gain (loss)                                                     1,988,292

 Change in net unrealized appreciation (depreciation)                         1,584,539

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              4,083,295

Share transactions                                                            164,834,882
Net proceeds from sales of shares

 Cost of shares redeemed                                                      (112,089,977)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS      52,744,905

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                     56,828,200

NET ASSETS

 Beginning of period                                                          -

 End of period (including undistributed net investment income of $36,632)    $ 56,828,200

OTHER INFORMATION
Shares

 Sold                                                                         16,269,212

 Redeemed                                                                     (10,920,676)

 Net increase (decrease)                                                      5,348,536



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
ISELECTED PER-SHARE DATA   NOVEMBER 1, 1994
                           (COMMENCEMENT
                           OF OPERATIONS) TO
                           OCTOBER 31,
                           1995


Net asset value, beginning of period                                                                           $ 10.00

Income from Investment Operations

 Net investment income                                                                                          .11A

 Net realized and unrealized gain (loss)                                                                        .52

 Total from investment operations                                                                               .63

Net asset value, end of period                                                                                 $ 10.63

TOTAL RETURN                                                                                                    6.30%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                                                                        $ 56,828

Ratio of expenses to average net assets                                                                         1.72%

Ratio of net investment income to average net assets                                                            1.08%

Portfolio turnover rate                                                                                         109%

A NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.


OVERSEAS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value). The 3% sales charge was eliminated July 1, 1995.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                      PAST 1   PAST 5   PAST 10
OCTOBER 31, 1995                   YEAR     YEARS    YEARS

OVERSEAS                           -0.34%   36.87%   290.47%

OVERSEAS
 (INCL. 3% SALES CHARGE)           -3.33%   32.76%   278.76%

Morgan Stanley EAFE Index          -0.37%   39.94%   265.72%

Average International Fund         -1.09%   53.21%   252.05%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years, or 10 years. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley EAFE index - a broad measure of the performance of stocks in Europe, Australia, and the Far East. To measure how the fund's performance stacked up against its peers, you can compare it to the average international fund, which reflects the performance of 233 funds with similar objectives tracked by Lipper Analytical Services over the past 12 months. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effects of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                      PAST 1   PAST 5   PAST 10
OCTOBER 31, 1995                   YEAR     YEARS    YEARS

OVERSEAS                           -0.34%   6.48%    14.59%

OVERSEAS (INCL. 3% SALES CHARGE)   -3.33%   5.83%    14.24%

Morgan Stanley EAFE Index          -0.37%   6.95%    13.85%

Average International Fund         -1.09%   8.71%    13.12%

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER TEN YEARS
              Overseas (094)  Europe, Australi
     10/31/85         9700.00        10000.00
     11/30/85        10394.60        10410.51
     12/31/85        11202.17        10903.60
     01/31/86        11539.77        11176.94
     02/28/86        13240.04        12415.05
     03/31/86        15517.31        14160.85
     04/30/86        15996.08        15088.13
     05/31/86        15486.62        14417.53
     06/30/86        16695.84        15399.09
     07/31/86        18580.26        16349.87
     08/31/86        19814.03        17960.80
     09/30/86        18893.30        17776.03
     10/31/86        16517.83        16588.53
     11/30/86        18064.65        17545.08
     12/31/86        18959.44        18474.68
     01/31/87        21877.19        20437.82
     02/28/87        22579.13        21049.47
     03/31/87        25132.27        22774.34
     04/30/87        27011.00        25184.11
     05/31/87        26907.77        25184.02
     06/30/87        25015.28        24381.67
     07/31/87        25386.90        24339.08
     08/31/87        27499.60        26164.06
     09/30/87        27162.40        25752.15
     10/31/87        21264.71        22031.43
     11/30/87        21092.66        22361.89
     12/31/87        22441.85        23025.89
     01/31/88        21569.32        23436.99
     02/29/88        22254.20        24999.23
     03/31/88        23605.22        26536.33
     04/30/88        24224.43        26921.95
     05/31/88        23736.57        26058.94
     06/30/88        23061.06        25372.07
     07/31/88        22760.83        26168.09
     08/31/88        22075.95        24466.68
     09/30/88        22901.57        25535.74
     10/31/88        23736.57        27720.64
     11/30/88        24355.78        29371.85
     12/31/88        24294.85        29535.62
     01/31/89        24592.53        30055.28
     02/28/89        25235.91        30209.77
     03/31/89        25015.05        29616.86
     04/30/89        25552.80        29891.55
     05/31/89        24323.66        28265.35
     06/30/89        23613.06        27789.54
     07/31/89        25956.12        31279.16
     08/31/89        25351.15        29872.42
     09/30/89        26705.13        31233.16
     10/31/89        25255.12        29978.29
     11/30/89        26685.92        31485.29
     12/31/89        28408.82        32647.00
     01/31/90        27764.08        31432.26
     02/28/90        27189.86        29238.46
     03/31/90        28086.45        26192.51
     04/30/90        28015.93        25984.65
     05/31/90        29919.92        28949.53
     06/30/90        30453.85        28694.55
     07/31/90        31954.88        29098.73
     08/31/90        28418.89        26273.00
     09/30/90        25265.71        22611.48
     10/31/90        27673.41        26134.77
     11/30/90        26756.67        24593.13
     12/31/90        26533.15        24991.53
     01/31/91        27121.82        25799.88
     02/28/91        28106.51        28565.60
     03/31/91        27186.04        26850.74
     04/30/91        27571.36        27114.42
     05/31/91        27624.87        27397.34
     06/30/91        25890.96        25384.16
     07/31/91        27303.78        26631.33
     08/31/91        27507.14        26090.50
     09/30/91        28716.59        27560.93
     10/31/91        28812.92        27951.64
     11/30/91        27774.72        26646.73
     12/31/91        28818.56        28022.85
     01/31/92        29149.41        27424.28
     02/29/92        28544.75        26442.71
     03/31/92        27951.49        24697.06
     04/30/92        29651.40        24814.46
     05/31/92        30929.18        26475.43
     06/30/92        30199.02        25219.64
     07/31/92        28282.35        24574.19
     08/31/92        28042.76        26115.51
     09/30/92        26879.07        25599.80
     10/31/92        25053.66        24256.97
     11/30/92        24928.17        24485.23
     12/31/92        25517.18        24611.88
     01/31/93        26260.90        24608.85
     02/28/93        26799.45        25352.21
     03/31/93        28620.28        27562.05
     04/30/93        30607.80        30177.76
     05/31/93        31313.04        30815.11
     06/30/93        30569.33        30334.33
     07/31/93        31967.00        31396.18
     08/31/93        33775.00        33091.04
     09/30/93        33480.08        32346.18
     10/31/93        34826.46        33343.01
     11/30/93        33236.45        30428.48
     12/31/93        35737.86        32625.64
     01/31/94        38278.47        35383.99
     02/28/94        37561.88        35285.98
     03/31/94        36480.50        33766.17
     04/30/94        37705.20        35198.84
     05/31/94        37223.14        34996.75
     06/30/94        36728.04        35491.32
     07/31/94        37757.32        35832.64
     08/31/94        38304.52        36680.99
     09/30/94        37249.19        35525.70
     10/31/94        38004.86        36708.70
     11/30/94        36441.41        34944.47
     12/31/94        36192.03        35163.29
     01/31/95        34640.94        33812.47
     02/28/95        34667.46        33715.43
     03/31/95        35701.51        35818.30
     04/30/95        36722.31        37165.38
     05/31/95        37239.34        36722.35
     06/30/95        37517.74        36078.36
     07/31/95        39201.40        38324.46
     08/31/95        38114.32        36862.52
     09/30/95        38644.60        37582.45
     10/31/95        37875.69        36572.22

Let's say you invested $10,000 in Fidelity Overseas Fund on October 31, 1985, and paid the 3% sales charge. By October 31, 1995, the value of your investment would have grown to $37,876 - a 278.76% increase on your initial investment. That compares to $10,000 invested in the Morgan Stanley EAFE index, which would have grown to $36,572 over the same period - a 265.72% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
OVERSEAS
FUND TALK: THE MANAGER'S OVERVIEW



An interview with John Hickling, Portfolio Manager of Fidelity Overseas
Fund
Q. JOHN, HOW HAS THE FUND PERFORMED OVER THE PAST YEAR?
A. For the 12 months ended October 31, 1995, the fund had a total return of -0.34%, compared to a -1.09% return for the average international fund tracked by Lipper Analytical Services. In addition, the Morgan Stanley EAFE Index - a broad measure of stocks in Europe, Australia and the Far East - returned -0.37% for the same 12-month period.
Q. WHAT HAS THE ENVIRONMENT BEEN LIKE FOR OVERSEAS INVESTING OVER THE PAST
YEAR?
A. It's been a frustrating period because, historically, markets around the world often perform well when the U.S. market does. The U.S. market performance has overshadowed foreign markets. And in those few markets that have done well, performance has been driven largely by strong returns for stocks that make up a large portion of foreign indexes. For example, the overall positive return seen in Finland and Sweden largely resulted from stock price gains from Nokia and Ericsson, respectively, both of which are tied to cellular equipment manufacturing. Both stocks rose along with the strong move in technology stocks seen in the U.S. this year, but dropped somewhat toward the end of the period. Outside of these two stocks, those two markets did not perform that well.
Q. HOW HAVE YOU POSITIONED THE FUND?
A. Japan was the country best represented in the fund -18.8% at the end of the period - although the fund has held less there than is included in the EAFE index. This is a market that has struggled through most of the year, although it has shown recent signs of some strength. The Japanese banking sector performed well through the first part of the period, although the fund didn't participate because most of its Japanese investments were focused on exporters or companies with electronics or technology-oriented businesses, such as Matsushita Electric, Hitachi, Rohm, Omron, Toshiba and Kyocera. In the second part of the period, however, these stocks rebounded as the yen started to weaken versus the dollar starting in June, making these companies' products less expensive abroad.
Q. YOU'VE ALSO INVESTED A FAIR AMOUNT IN THE UNITED KINGDOM . . .
A. That's right, 14.2%, about as much as is included in the EAFE index. This has been one of the best performing markets outside of the U.S., led for the most part by financial stocks including Barclays and National Westminster Bank. In the early part of 1995, a number of consumer nondurable stocks helped the fund, including brewers Bass and Whitbread, and food retailers Tesco, Argyll and Sainsbury's. The retailers were helped by food price inflation and a more orderly competitive environment, but lagged a bit during the past two months due to fears of new price competition.
Q. YOU MENTIONED BARCLAYS AND NATIONAL WESTMINSTER BANK. HAVE YOU INVESTED IN OTHER EUROPEAN BANKS?
A. Yes, I have. I've invested the fund in stocks such as Deutsche Bank, C.S. Holdings, Swiss Bank Corp., Creditanstalt in Austria and BNP and Societe Generale - which the fund no longer owns - in France. Despite strong bond market performance in Europe - one of the reasons I invested in this area - the sector has turned in mixed results. Instead of being attracted by bond market sensitivity, investors apparently were cautious about the quality of both bank assets and credit. Relatively high property prices hurt the French banks, one of the reasons I've cut back there. But the fund still held continental European bank stocks, because I believed that they would rebound, and remained more invested in Europe than the index, because I found valuations - stock prices compared to other measures such as earnings or cash flow - to be attractive.
Q. LET'S TURN TO EMERGING MARKETS . . .
A. Last December, when emerging markets dropped sharply after Mexico's devaluation of the peso, I had almost no investments in emerging markets. I started adding some emerging market stocks in May, including Mexican banks such as Bancomer, as well as investments in Brazil, Chile and Southeast Asia. I traveled to Central Europe as well, looking for new opportunities, but did not find anything I was interested in for now. One stock that has turned in a very good performance is Sampoerna, an Indonesian cigarette company. One of the main reasons I owned this stock and Matahari, an Indonesian retailer, is that the standard of living for many Indonesians is on the rise. With wages and disposable income growing, demand for items such as cigarettes, beer, toothpaste and clothing is on the rise. The fund's investments in Unilever and Nestle also gave it some exposure to this growth in consumer nondurable spending.
Q. NOMURA SECURITIES AND VOLVO ARE TWO OF THE FUND'S TOP INVESTMENTS. WHAT ARE THE STORIES BEHIND THEM?
A. I invested in Nomura Securities to try to take advantage of a turnaround in Japan. When trading volume increases - which it had during the last part of the period - Nomura is well poised to profit. Nomura's valuation has been attractive due to the depressed Japanese market, and the company also has been cutting costs, which should help its balance sheet. Volvo has been attractive most of all because it has been a cheap stock. Although it has a small market share in the U.S., it has successfully introduced a new product line, the 850. It also is one of the best truck manufacturers in the world, producing a new model when other companies have not.
Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
A. In the past, there has been a stronger correlation between the U.S. market and those overseas, but we haven't seen that yet this year. Japan's market might be helped by upcoming legislation that would make it easier for companies to buy back stock. In addition, the coming season historically has been a good one in Japan, so I'm hoping to see some strength there. In Europe, I would expect to see a continued economic slowdown, hoping that currencies will weaken enough to help exports. In any event, I'm hoping that 1996 will be a better year for the international investor, and that we'll see markets abroad catch up to the U.S. Up until now, most of the domestic investment dollar has stayed in the U.S., because, in general, it has the most efficient markets, the best analysts, and companies that are more dedicated to shareholder value. I'm hoping we'll see some signs of rebound in overseas markets, with investors finding better buys abroad than domestically.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: long-term growth of capital by investing in equity securities outside the United States
START DATE: December 4, 1984
SIZE: as of October 31, 1995, more than
$2.2 billion
MANAGER: John Hickling, since 1993;
manager, Fidelity Advisor Overseas Fund, since 1993; Fidelity VIP: Overseas, since
1993; Fidelity Advisor Annuity Overseas Fund, since January 1995; previously managed the Fidelity Japan, Fidelity Europe, Fidelity
International Growth & Income, Fidelity
International Opportunities (now Fidelity
Emerging Markets) and Fidelity Pacific Basin funds; joined Fidelity in 1982
(checkmark)
JOHN HICKLING ON TRENDS IN INTERNATIONAL INVESTING:
"These days, the investor dollar is focused mostly on the U.S. Judging from flows into and out of international funds, the interest - and money - is elsewhere. Unfortunately, many investors tend to follow performance rather than anticipating it. It may take a stumble in the U.S. market to change this, but I hope not, because historically a declining U.S.
market has not been a good backdrop for
performance overseas. I'm hoping that more investors will start to perceive the value and opportunities in foreign markets, and that performance in foreign markets will start to capture attention.
At the beginning of the year, I was quite optimistic based on what I saw in the U.S. Interest rates had gone up a lot, the economy looked as if it were slowing and investor sentiment was pretty negative. That indicated to me that perhaps the market had bottomed and was ready to turn. It looked that way in foreign markets as well. Ten months later, the U.S. has been phenomenal, while markets outside the U.S have underperformed markedly. Some companies with business prospects similar to American firms' have moved down while those in the U.S. have gone up.
"This situation has been frustrating. Yet because of what we've seen through market history, I'm hoping that foreign markets and foreign companies can catch up to the U.S. In the meantime, there must be opportunities when stocks have struggled, and that's what I'll be looking for going forward."
(solid bullet)  Over the past few months, European cyclical stocks
- those that rise and fall with the economy - have seen sharp drops. This underperformance - seen in paper and chemical stocks, among others - has resulted from uncertainty over the economic outlook.
The fund's performance relative to its competitors and the Morgan Stanley EAFE Index was helped by its relative avoidance of these kinds of investments.
DISTRIBUTIONS
The Board of Trustees of Fidelity Overseas Fund voted to pay on December 11, 1995, to shareholders of record at the opening of business on December 8, 1995, a distribution of $.35 derived from capital gains realized from sales of portfolio securities and a dividend of $.34 from net investment income.
OVERSEAS
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION
AS OF OCTOBER 31, 1995

Italy 3.1%
United States 11.1%
France 4.8%
Row: 1, Col: 1, Value: 11.1
Row: 1, Col: 2, Value: 14.2
Row: 1, Col: 3, Value: 8.699999999999999
Row: 1, Col: 4, Value: 4.2
Row: 1, Col: 5, Value: 19.5
Row: 1, Col: 6, Value: 6.5
Row: 1, Col: 7, Value: 18.8
Row: 1, Col: 8, Value: 3.3
Row: 1, Col: 9, Value: 5.8
Row: 1, Col: 10, Value: 4.8
Row: 1, Col: 11, Value: 3.1
Germany 5.8%
United Kingdom
14.2%
Sweden 3.3%
Japan 18.8%
Switzerland 8.7%
Spain 4.2%
Netherlands 6.5%
Other 19.5%
AS OF APRIL 30, 1995
France 8.6%
United States 12.0%
Row: 1, Col: 1, Value: 12.0
Row: 1, Col: 2, Value: 12.7
Row: 1, Col: 3, Value: 8.1
Row: 1, Col: 4, Value: 3.7
Row: 1, Col: 5, Value: 20.4
Row: 1, Col: 6, Value: 6.1
Row: 1, Col: 7, Value: 19.5
Row: 1, Col: 8, Value: 3.4
Row: 1, Col: 9, Value: 5.5
Row: 1, Col: 10, Value: 8.6
Germany 5.5%
United Kingdom
12.7%
Sweden 3.4%
Japan 19.5%
Switzerland 8.1%
Spain 3.7%
Netherlands 6.1%
Other 20.4%
ASSET ALLOCATION
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

Stocks and closed-end
 investment companies    88.2          86.5

Bonds                    0.7           1.5

Short-term investments   11.1          12.0

TOP TEN STOCKS
                                         % OF FUND'S   % OF FUND'S
                                         INVESTMENTS   INVESTMENTS
                                                       6 MONTHS AGO

C.S. Holdings                            2.0           1.6
(Switzerland, Banks)

Unilever NV Ord.                         1.3           1.1
(Netherlands, Household Products)

Deutsche Bank AG                         1.2           1.1
(Germany,  Banks)

Volvo AB Class B                         1.1           0.8
(Sweden, Automotive)

CIBA-GEIGY AG (Reg.)                     1.1           0.8
(Switzerland, Drugs & Pharmaceuticals)

Swiss Bank Corp. (Bearer)                1.1           1.1
(Switzerland, Banks)

International Nederlanden Groep          1.0           0.8
(Netherlands, Insurance)

Nomura Securities Co. Ltd.               1.0           1.0
(Japan, Securities Industry)

Nestle SA (Reg.)                         0.9           1.1
(Switzerland, Foods)

Hitachi Ltd.                             0.9           0.9
(Japan, Electronics)

TOP TEN MARKET SECTORS
                                   % OF FUND'S    % OF FUND'S
                                   INVESTMENTS    INVESTMENTS
                                                  6 MONTHS AGO

Finance                            24.0           23.4

Utilities                          8.8            7.7

Nondurables                        8.4            7.5

Durables                           7.3            8.5

Technology                         6.0            4.9

Basic Industries                   5.7            5.6

Retail & Wholesale                 5.6            4.4

Construction & Real Estate         3.8            2.7

Health                             3.6            4.4

Industrial Machinery & Equipment   3.3            3.2


OVERSEAS
INVESTMENTS OCTOBER 31, 1995

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 86.0%
 SHARES VALUE (NOTE 1)
ARGENTINA - 0.8%
Buenos Aires Embotelladora SA
 sponsored ADR  72,200 $ 1,651,575
Perez Companc Class B  590,826  2,605,412
Telecom Argentina sponsored ADR
 Class B  162,230  6,225,576
Telecom Argentina Stet France
 Telecom SA  473,300  1,822,114
YPF Sociedad Anonima sponsored ADR
 representing Class D shares  257,700  4,413,113
  16,717,790
AUSTRALIA - 2.2%
Amcor Ltd.  346,600  2,593,548
Brambles Industries Ltd.  541,000  5,743,192
FAI Insurance Ltd. Ord.  3,866,800  1,734,900
Lend Lease Corp. Ltd.  190,000  2,638,305
Pioneer International Ltd.  966,700  2,367,109
Qantas Airways Ltd. sponsored
 ADR (a)(b)  68,700  1,210,838
TNT Ltd. (a)  2,094,200  2,946,189
Western Mining Holdings Ltd.  820,800  5,255,573
Westpac Banking Corp.  4,924,181  20,183,359
Woolworths Ltd.  1,808,800  4,305,321
  48,978,334
AUSTRIA - 0.3%
Mayr Melnhof Karton AG  39,000  2,273,869
VA Technologie AG  13,900  1,609,643
VA Technologie AG (b)  24,000  2,779,240
  6,662,752
BELGIUM - 1.2%
Bekaert SA  20,245  14,895,285
Delhaize Freres & Cie Le Lion SA  238,300  9,268,594
Petrofina SA   10,200  3,206,218
Petrofina SA (warrants)(a)  1,105  15,649
  27,385,746
BERMUDA - 0.1%
Consolidated Electric Power Asia Ltd.
 sponsored ADR (b)  70,700  1,431,675
BRAZIL - 0.5%
Brahma (Cia Cervejaria) PN
 Class B (Pfd. Reg.)  5,719,000  2,182,915
Coteminas PN  4,900,000  1,528,861
Telebras PN (Pfd. Reg.)  184,248,415  7,471,494
  11,183,270
CANADA - 0.5%
Midland Walwyn, Inc.  480,800  2,950,242
Noranda, Inc.  460,700  9,208,860
  12,159,102
CHILE - 0.2%
Santa Isabel SA sponsored ADR (a)  49,000  1,108,625
Vina Concha Stet y Toro SA
 sponsored ADR  164,200  2,873,500
  3,982,125
FINLAND - 0.8%
Pohjola Class B  680,670  9,944,867
Valmet OY Class A  259,200  7,207,550
  17,152,417

 SHARES VALUE (NOTE 1)
FRANCE - 4.8%
Accor SA  109,318 $ 13,008,450
Alcatel Alsthom CGE  115,100  9,844,498
Axa SA  215,665  11,996,849
Club Mediterranee SA:
 Ord.  51,400  4,037,256
 (rights)(a)  51,400  50,742
Compagnie Bancaire Ord.  112,420  11,673,720
Elf Aquitaine  97,044  6,618,669
Generale des Eaux  110,077  10,246,799
IMETAL SA Ord.  65,800  7,762,581
Lafarge Coppee SA  75,600  5,018,323
Michelin SA Cie Generale des
 Etablissements Class B  191,100  7,730,108
Total SA Class B  256,400  15,869,755
Vallourec SA (a)  105,600  4,150,464
  108,008,214
GERMANY - 5.5%
Asko  6,500  3,373,088
Bayer AG  21,500  5,714,407
Bayerische Vereinsbank AG Ord.  182,600  5,165,662
Continental Gummi-Werke AG  443,000  6,258,261
Daimler Benz AG Ord.  16,000  7,706,670
Deutsche Bank AG  586,900  26,527,472
Duerr Beteiligungs AG (RFD)  16,573  5,353,150
Hoechst AG Ord.  47,750  12,531,981
Karstadt AG  20,900  9,109,857
Kaufhof Holding AG  26,600  9,101,764
Mannesmann AG Ord.  30,000  9,866,894
Metallgesellschaft AG (a)(b)  154,600  3,215,689
Metallgesellschaft AG Ord. (a)  53,500  1,112,803
Praktiker Bau und Heim AG (a)(b)  19,000  600,220
Schmalbach-Lubeca AG  7,700  1,514,145
Veba AG Ord.  366,900  15,052,107
  122,204,170
HONG KONG - 2.6%
Amoy Properties Ltd.  3,399,000  3,275,329
Consolidated Electric Power Asia Ltd.  2,110,000  4,271,145
Dickson Concepts International Ltd.  4,277,000  3,097,953
Great Eagle Holdings Ltd.  1,166,000  3,197,289
HSBC Holdings PLC  1,416,000  20,604,555
Hong Kong Land Holdings Ltd.  4,078,000  7,340,400
Hopewell Holdings Ltd.  6,992,000  4,408,831
Hysan Development Co. Ltd.  2,255,000  5,745,929
Jardine Strategic Holdings Ltd. Ord.  894,500  2,406,205
Peregrine Investments Holdings Ltd.  2,022,000  2,576,113
Sun Hung Kai Properties Ltd.  266,000  2,124,546
  59,048,295
INDIA - 0.1%
Reliance Industries Ltd. GDS  181,700  2,680,075
INDONESIA - 1.3%
Astra International PT (For. Reg.)  440,000  881,551
Bank International Indonesia PT Ord.  1,556,300  5,448,082
Bank Niaga PT  533,500  1,902,842
Jakarta International Hotels &
 Development Ord.  3,017,400  4,152,084
Matahari Putra Prima PT (For. Reg.)  1,979,500  4,140,305
Sampoerna Hanjaya Mandala
 (For. Reg.)  1,214,900  11,234,223
Semen Gresik (For. Reg.)  607,000  1,576,972
  29,336,059
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
IRELAND - 1.0%
Bank of Ireland U.S. Holdings, Inc.  1,660,200 $ 11,073,053
Fyffes PLC  2,367,000  3,628,812
Independent Newspapers PLC  940,650  5,642,016
Waterford Wedgwood PLC Unit  1,622,200  1,474,235
  21,818,116
ITALY - 1.7%
Assicurazioni Generali Spa  304,560  7,081,298
Benetton Group Spa  266,600  2,763,259
Bulgari Spa (a)  300,000  2,597,393
Fiat Spa  723,200  2,358,780
Istituto Mobiliare Italiano  545,700  2,984,247
Istituto Nazionale Delle Assicurazioni
 Spa  2,026,900  2,664,746
Italgas Spa  1,173,800  3,123,250
Magneti Marelli Spa  2,131,400  4,085,325
Montedison Spa Ord. (a)  4,538,600  3,120,333
Olivetti Ing C & Co. Spa Ord.  3,074,400  2,310,752
SAI (Sta Assieuratrice Industriale) Spa  412,500  4,203,937
  37,293,320
JAPAN - 18.8%
ADO Electronic Industrial Co. Ltd.  76,000  1,712,802
Aida Engineering Ltd. Ord.  314,000  2,209,123
Amada Metrecs Co. Ltd.  162,000  2,190,584
Amadasonoike Co. Ltd.  495,000  3,036,304
Aoyama Trading Co. Ord.  209,500  5,665,768
Autobacs Seven Co. Ltd.  34,700  3,281,123
Bridgestone Corp.  586,000  8,153,643
Canon, Inc.  756,000  12,963,598
Citizen Watch Co. Ltd. Ord.  753,000  5,172,240
Daiwa House Industry Co. Ltd.
 (warrants) (a)  75  41,250
East Japan Railway Co. Ord.  1,100  5,206,016
Fanuc Ltd.  161,600  7,014,727
Fujitsu Ltd.  1,274,000  15,229,827
Futaba Industrial Co. Ltd.  245,000  3,697,026
Hanshin Department Store Ltd.  72,000  504,434
Hirose Electric Co. Ltd.  51,450  3,292,034
Hitachi Ltd.  2,049,000  21,081,280
Honda Motor Co. Ltd.  863,000  15,052,080
Isetan Co. Ltd.  511,000  6,809,661
Ishihara Sangyo Kaisha Ltd. (a)  657,000  1,957,062
Ito-Yokado Co. Ltd.  49,000  2,683,945
Izumi Co. Ord.  203,000  3,858,900
Japan Airlines Co. Ltd. (a)  623,000  3,754,299
Kao Corp.  226,000  2,745,970
Komatsu Ltd. Ord.  693,000  5,432,365
Marubeni Corp.  662,000  3,230,376
Marukyo Corp.  55,000  786,831
Matsushita Electric Industrial Co. Ltd.  513,000  7,288,717
Minebea Co. Ltd.  924,000  7,514,771
Mitsubishi Estate Co. Ltd.  443,000  4,731,468
Mitsubishi Heavy Industries Ltd.  898,000  6,942,551
Mitsukoshi Ltd.  577,000  4,585,243
Murata Manufacturing Co. Ltd.  233,000  8,196,267
NEC Corp.  348,000  4,603,400
Nichido Fire & Marine Insurance
 Co. Ltd.  912,000  6,836,314
Nikko Securities Co. Ltd.  612,000  5,720,915
Nintendo Co. Ltd. Ord.  79,900  5,887,492
Nippon Telegraph & Telephone Corp.
 Ord.  709  5,828,730
Nissan Motor Co. Ltd. Ord.  740,000  5,003,185

 SHARES VALUE (NOTE 1)
Nitto Denko Corp.  175,000 $ 2,795,061
Nomura Securities Co. Ltd.  1,176,000  21,548,381
Omron Corp.  272,000  6,369,899
Onward Kashiyama & Co. Ltd.  514,000  7,101,465
Orix Corp.  441,000  15,556,318
Pioneer Electronic Corp.  123,000  1,892,215
Rohm Co. Ltd.  207,000  12,595,855
Sankyo Co. Ltd.  371,000  8,179,413
Seino Transpotation Co. Ltd.  248,000  3,839,498
Sony Corp.  259,800  11,710,156
Sumitomo Marine and Fire Insurance
 Co. Ltd.  655,000  4,685,219
Sumitomo Realty & Development
 Co. Ltd.  1,127,000  7,420,940
Sumitomo Trust & Banking Co. Ltd.  568,000  6,567,439
Suzuki Motor Corp.  143,000  1,443,241
TDK Corp.  144,000  7,435,990
Tadano Ltd.  29,000  233,580
Takashimaya Co. Ltd.  570,000  7,931,018
Takeda Chemical Industries Ltd.  603,000  8,508,353
Tokio Marine & Fire Insurance
 Co. Ltd. (The)  1,849,000  19,023,566
Toshiba Corp.  2,749,000  19,959,914
Toyota Motor Corp.  707,000  13,162,510
Tsugami Corp.  336,000  1,695,556
Uny Co. Ltd.  184,000  3,173,191
Yamanouchi Pharmaceutical Co. Ltd.  367,000  8,199,108
  420,930,207
KOREA (SOUTH) - 0.8%
Cho Hung Bank Co. Ltd.  96,362  1,271,981
Korea Electric Power Corp.  285,000  12,524,968
Korea First Securities Co. Ltd.  16,203  249,880
Kyungki Bank  171,523  1,921,129
Seoul Securities Co.  124,496  1,887,412
  17,855,370
MALAYSIA - 0.9%
Kuala Lumpur Industries Holdings BHD (a)  570,000  619,065
Magnum Corp. BHD  960,000  1,631,953
Malayan Banking BHD  227,000  1,831,185
Resorts World BHD  769,000  3,752,327
Telekom Malaysia BHD  1,411,000  10,105,342
Tenega Nasional BHD  547,000  2,066,385
Time Engineering BHD  317,000  810,821
  20,817,078
MEXICO - 1.2%
BANACCI SA de CV:
 Class B  890,700  1,535,907
 Class L  44,535  73,648
Cemex SA, Series B  2,180,900  6,781,597
Cifra SA Class C  3,117,100  3,198,607
Consorcio G Grupo Dina SA ADR  117,200  307,650
Empresas Ica Sociedad Controladora
 SA de CV sponsored ADR representing
 Ord. (part. certs.)  377,600  3,587,200
Grupo Carso SA de CV Class A-1 (a)  420,600  2,217,439
Grupo Dina sponsored ADR, Series L  42,244  68,647
Grupo Financiero Bancomer SA de CV (a):
 Class B  10,119,800  2,631,863
 Series L  435,177  101,490
 sponsored ADR, Series C (b)  189,800  972,725
Telefonos de Mexico SA sponsored ADR
 representing shares Ord. Class L  219,600  6,039,000
  27,515,773
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
NETHERLANDS - 6.5%
ABN-AMRO Holdings NV  79,000 $ 3,318,571
AKZO NV Ord.  182,600  20,790,230
IHC Caland NV  147,300  4,190,439
International Nederlanden Groep NV  390,578  23,286,694
KLM Royal Dutch Airlines Ord.  491,604  16,227,947
Koninklijke PPT Nederland  364,300  12,810,397
Oce Van der Grinten NV  288,500  16,542,641
Pirelli Tyre Holdings NV Ord. (a)  957,200  8,187,417
Royal Dutch Petroleum Co. Ord.  52,600  6,528,759
Unilever NV Ord.  217,200  28,445,315
Vendex International NV (b)  144,700  4,171,482
  144,499,892
NORWAY - 1.9%
Bergesen Group:
 Class A  37,600  779,118
 Class B  503,000  10,341,981
Christiania Bank Free shares Ord.  2,491,700  5,803,494
Den Norske Bank Class A Free shares  1,830,400  5,027,683
Norsk Hydro AS  158,600  6,318,015
Orkla AS Class B (non-vtg.)  106,400  5,178,572
Saga Petroleum AS Class B  420,900  5,070,677
Unitor AS  286,300  3,541,097
  42,060,637
PAKISTAN - 0.0%
Hub Power Co. Ltd. GDR (a)  64,300  1,060,950
PHILIPPINES - 0.2%
Philippine Long Distance Telephone Co.
 sponsored ADR  91,900  5,157,888
SINGAPORE - 0.3%
Kim Engineering Holdings Ltd.  4,273,000  3,686,747
Overseas Union Bank Ltd. (For. Reg.)  456,000  2,837,907
Van Der Horst Ltd.  217,000  1,112,624
  7,637,278
SPAIN - 4.2%
Banco Bilbao Vizcaya SA Ord. (Reg.)  596,300  18,231,139
Banco Intercontinental Espanol  100,750  8,737,172
Corporacion Mapfrecia International de
 Reaseguros SA (Reg.)  334,450  17,133,708
EL Aguila SA (a)  101,321  730,009
Repsol SA Ord.  248,700  7,430,422
Tabacalera SA, Series A  389,700  13,096,475
Telefonica de Espana SA Ord.  1,504,500  18,991,229
Union Electrica Fenosa SA  2,107,000  9,809,639
  94,159,793
SWEDEN - 3.3%
Investor AB Class B Free shares  560,200  19,985,112
Mo Och Domsjoe AB Class B  56,200  2,865,401
SKF AB Ord.  349,300  6,638,981
Skandia Foersaekrings AB  114,600  2,912,841
Skandinaviska Enskilda Banken
 Class A Free shares  1,603,200  10,834,230
Svenska Cellulosa Aktiebolaget SCA
 Class B Ord.  323,500  5,538,632
Volvo AB Class B  1,136,900  25,638,687
  74,413,884
SWITZERLAND - 8.7%
Adia SA (Bearer) (a)  78,100  12,919,314
Alusuisse-Lonza Holding AG (Reg.)  22,611  17,209,428
Baloise Holding (Reg.)  7,129  14,615,548

 SHARES VALUE (NOTE 1)
C. S. Holdings (Reg.)  437,655 $ 44,670,462
CIBA-GEIGY AG (Reg.)  28,665  24,793,396
Fischer (Georg) AG (Reg.)  23,300  6,150,462
Holderbank Financiere Glarus AG:
 (Bearer)  5,325  4,273,119
 (warrants)(a)  26,625  32,798
Nestle SA (Reg.)  20,175  21,124,725
Roche Holdings Ltd. (part. certs.)  2,900  21,051,474
Surveillance, Societe Generale (Bearer)  1,690  3,189,661
Swiss Bank Corp. (Bearer)  59,400  24,355,829
  194,386,216
THAILAND - 1.3%
Bank of Asia PCL (For. Reg.)  658,130  1,556,079
Krung Thai Bank (For. Reg.)  2,824,360  11,223,366
Phatra Thanakit PCL (For. Reg.)  56,500  442,301
SCF Finance and Securities Co. Ltd.
 (rights) (a)  81,215  -
Siam City Bank PCL (For. Reg.)  10,964,100  13,942,031
Siam City Credit Finance and Securities
 Co. Ltd. (rights) (a)  64,494  -
Telecomasia Corp. PCL (For. Reg.) (a)  697,300  2,064,329
  29,228,106
TURKEY - 0.1%
Aksigorta  1,122,250  150,875
Aksigorta (b)  2,300,000  309,211
Tofas Turk Otomobil Fabrikasi AS  16,406,800  2,109,823
Tofas Turk Otomobil Fabrikasi AS
 ADR (b)  603,600  362,160
  2,932,069
UNITED KINGDOM - 14.2%
Allied Lyons PLC (a)  996,800  8,050,511
Argyll Group PLC Ord.  966,000  4,908,543
BTR PLC Ord.  978,600  5,196,836
Barclays PLC Ord.  1,745,700  20,486,160
Barratt Developments PLC  506,900  1,554,242
Bass PLC Ord.  966,400  10,126,630
Berkeley Group PLC  430,400  2,758,402
Booker PLC  595,400  3,557,092
Boots Co. PLC (The)  518,100  4,581,505
British Airways PLC Ord.  851,300  6,121,932
British Land Ord.  513,100  2,943,765
Burmah Oil  361,252  5,623,944
Cadbury-Schweppes PLC Ord.  1,823,800  15,061,146
Christies International PLC  238,700  777,167
De la Rue PLC  738,600  10,523,726
Dixons Group PLC  1,729,717  10,470,522
English China Clay PLC  94  507
Forte PLC  3,051,200  12,152,502
Glaxo Holdings PLC  667,700  9,001,708
Grand Metropolitan PLC  1,922,500  13,308,679
Great Universal Stores PLC Ord.
 Class A  658,400  5,936,630
Guinness PLC Ord.  2,039,900  16,345,994
Hanson Trust PLC Ord.  1,101,300  3,372,422
Lloyds Abbey Life PLC  1,037,900  7,504,834
London International Group PLC  4,292,200  8,886,807
Mirror Group Newspaper PLC  2,380,300  6,263,837
National Westminster Bank PLC Ord.  1,576,880  15,738,615
North West Water Group PLC Ord.  721,600  6,780,206
Prudential Corp. PLC  982,800  6,143,362
Reuters Holdings PLC Ord.  716,900  6,662,395
Rolls Royce PLC Ord.  1,600,399  3,895,323
Royal Insurance Holdings PLC  1,882,600  11,619,130
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
UNITED KINGDOM - CONTINUED
Scottish Hydro-Electric PLC Ord.  1,368,900 $ 7,356,058
Scottish Power PLC ADR  1,733,200  9,560,236
Shell Transport & Trading PLC  759,800  8,886,393
South West Water PLC Ord.  680,100  5,385,239
Telegraph (The) PLC  670,700  4,324,969
Tesco PLC Ord.  1,458,795  6,916,876
Unigate Ltd. Ord.  524,400  3,472,731
Vodafone Group PLC  3,307,150  13,668,476
Whitbread Co. PLC Class A  956,200  9,362,343
Wickes PLC  1,310,200  2,578,110
  317,866,505
TOTAL COMMON STOCKS
 (Cost $1,696,922,610)  1,926,563,106
NONCONVERTIBLE PREFERRED STOCKS - 2.1%
AUSTRIA - 0.4%
Creditanstalt Bankverein  180,300  8,984,536
GERMANY - 0.3%
Porsche AG Ord. (a)  12,550  5,835,552
ITALY - 1.4%
Banco Ambro Veneto  2,320,900  2,880,615
Fiat Spa  2,000,300  3,949,691
SAI (Sta Assicuratrice Industriale) Spa  1,190,200  5,040,541
Stet (Societa Finanziaria Telefonica) Spa  8,823,000  19,278,920
  31,149,767
KOREA (SOUTH) - 0.0%
Korea First Securities Co. Ltd.  66,140  713,135
TOTAL NONCONVERTIBLE PREFERRED STOCKS
 (Cost $41,938,182)   46,682,990
CLOSED-END INVESTMENT COMPANIES - 0.1%
THAILAND - 0.1%
Ruang Khao Unit Trust (For. Reg.)  2,633,900  1,517,646
Ruam Pattana Fund II (For. Reg.)  2,683,000  1,679,207
TOTAL CLOSED-END INVESTMENT COMPANIES
 (Cost $2,661,231)   3,196,853
GOVERNMENT OBLIGATIONS  (D) - 4.4%
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (C)
ARGENTINA - 0.5%
Argentina Republic BOCON
 5 5/8%, 4/1/01 (c) B1 $ 15,898,766  10,524,758
BRAZIL - 0.2%
Brazil Federative Republic IDU
 euro 6.6875%, 1/1/01 (c) B1  6,365,000  5,442,075
UNITED STATES OF AMERICA - 3.7%
U.S. Treasury Bill, yield at date of
 purchase 5.41%, 11/30/95 Aaa  83,000,000  82,671,320
TOTAL GOVERNMENT OBLIGATIONS
 (Cost $99,278,045)   98,638,153
REPURCHASE AGREEMENTS - 7.4%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 5.88%, dated
 10/31/95 due 11/1/95  $ 166,514,193 $ 166,487,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $2,007,287,068) $  2,241,568,102
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $15,053,240 or 0.7% of net assets.
3. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
4. Some foreign government obligations have not been individually rated by S&P or Moody's. The ratings listed are assigned to securities by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $994,834,919 and $993,417,832, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $499,307 for the period (see Note 4 of Notes to Financial Statements).
INCOME TAX INFORMATION
At October 31, 1995, the aggregate cost of investment securities for income tax purposes was $2,007,903,443. Net unrealized appreciation aggregated $233,664,659, of which $338,433,546 related to appreciated investment securities and $104,768,887 related to depreciated investment securities. The fund hereby designates $12,234,000 as a capital gain dividend for the purpose of the dividend paid deduction.
For the period, interest and dividends from foreign countries were $56,721,829 or $0.71 per share. Taxes accrued or paid to foreign countries were $6,455,599 or $0.08 per share.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
Aerospace & Defense   0.2%
Basic Industries   5.7
Conglomerates   0.2
Construction & Real Estate   3.8
Durables    7.3
Energy    3.1
Finance   24.0
Government Obligations    4.4
Health   3.6
Holding  Companies   0.6
Industrial Machinery & Equipment   3.3
Media & Leisure   2.7
Nondurables   8.4
Precious Metals   0.2
Repurchase Agreements   7.4
Retail & Wholesale   5.6
Services   2.2
Technology   6.0
Transportation   2.5
Utilities   8.8
    100.0%
OVERSEAS
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 OCTOBER 31, 1995

ASSETS

Investment in securities, at value (including repurchase agreements of $166,487,000) (cost $2,007,287,068) -    $ 2,241,568,102
See accompanying schedule

Cash                                                                                                              175,797

Receivable for investments sold                                                                                   45,249,794

Receivable for fund shares sold                                                                                   4,632,711

Dividends receivable                                                                                              7,029,676

Interest receivable                                                                                                217,337

 TOTAL ASSETS                                                                                                     2,298,873,417

LIABILITIES

Payable for investments purchased                                                                  $ 11,965,211

Payable for fund shares redeemed                                                                    7,756,207

Accrued management fee                                                                              1,493,242

Other payables and accrued expenses                                                                 1,352,449

 TOTAL LIABILITIES                                                                                                 22,567,109

NET ASSETS                                                                                                        $ 2,276,306,308

Net Assets consist of:

Paid in capital                                                                                                  $ 1,990,440,434

Undistributed net investment income                                                                              17,366,722

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions               34,224,606

Net unrealized appreciation (depreciation) on investments                                                        234,274,546
and assets and liabilities in
foreign currencies

NET ASSETS, for 79,663,980 shares outstanding                                                                     $ 2,276,306,308

NET ASSET VALUE, offering price                                                                                    $28.57
and redemption price per share ($2,276,306,308 (divided by) 79,663,980 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1995

INVESTMENT INCOME                                                                 $ 53,559,320
Dividends

Interest                                                                           17,219,942

                                                                                   70,779,262

Less foreign taxes withheld                                                        (6,455,599
                                                                                  )

 TOTAL INCOME                                                                      64,323,663

EXPENSES

Management fee                                                     $ 17,348,793
Basic fee

 Performance adjustment                                             (1,750,190
                                                                   )

Transfer agent fees                                                 6,065,956

Accounting fees and expenses                                        750,251

Non-interested trustees' compensation                               27,694

Custodian fees and expenses                                         1,151,536

Registration fees                                                   52,035

Audit                                                               91,030

Legal                                                               122,569

Miscellaneous                                                       17,624

 TOTAL EXPENSES                                                                    23,877,298

NET INVESTMENT INCOME                                                              40,446,365

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              37,662,091

 Foreign currency transactions                                      (17,393,337    20,268,754
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              (66,278,800
                                                                   )

 Assets and liabilities in foreign                                  5,611,623      (60,667,177
 currencies                                                                       )

NET GAIN (LOSS)                                                                    (40,398,423
                                                                                  )

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 47,942

OTHER INFORMATION                                                                  $750,000
 Accounting fees paid to FSC


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED    YEAR ENDED
                                    OCTOBER 31,   OCTOBER 31,
                                    1995          1994



Operations                                                                                      $ 40,446,365       $ 16,979,988

Net investment income


 Net realized gain (loss)                                                                        20,268,754         86,756,748


 Change in net unrealized appreciation (depreciation)                                            (60,667,177)       43,064,867


 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                 47,942             146,801,603


Distributions to shareholders                                                                    (1,572,061)        (8,339,198)

From net investment income


 In excess of net investment income                                                              -                  (9,043,942)


 From net realized gain                                                                          (35,371,378)       (6,172,422)


 TOTAL DISTRIBUTIONS                                                                             (36,943,439)       (23,555,562)


Share transactions                                                                               1,320,123,274      1,731,601,947

Net proceeds from sales of shares


 Reinvestment of distributions                                                                   36,074,820         22,888,570


 Cost of shares redeemed                                                                         (1,326,207,752)    (1,085,191,412)


 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                         29,990,342         669,299,105


  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                        (6,905,155)        792,545,146


NET ASSETS


 Beginning of period                                                                             2,283,211,463      1,490,666,317


 End of period (including under (over) distribution net investment income of $17,366,722 and    $ 2,276,306,308    $ 2,283,211,463

$(5,581,700), respectively)


OTHER INFORMATION

Shares


 Sold                                                                                            47,605,509         60,924,762


 Issued in reinvestment of distributions                                                         1,345,573          855,349


 Redeemed                                                                                        (47,560,838)       (38,395,055)


 Net increase (decrease)                                                                         1,390,244          23,385,056




SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED OCTOBER 31,

SELECTED PER-SHARE DATA   1995                      1994 B   1993   1992 E   1991





Net asset value, beginning of period                          $ 29.17       $ 27.16       $ 21.96       $ 26.92     $ 27.47

Income from Investment Operations

 Net investment income                                       .31           .18           .27           .46         .54 D

 Net realized and unrealized gain (loss)                     (.44)         2.26          7.40          (3.82)      .45

 Total from investment operations                            (.13)         2.44          7.67          (3.36)      .99

Less Distributions                                           (.02) F       (.15)         (.37)         (.44)       (.46)
From net investment income

 In excess of net investment income                          -             (.17)         -             -           -

 From net realized gain                                      (.45) F       (.11)         (2.10) C      (1.16)      (1.08) C

 Total distributions                                         (.47)         (.43)         (2.47)        (1.60)      (1.54)

Net asset value, end of period                               $ 28.57       $ 29.17       $ 27.16       $ 21.96     $ 26.92

TOTAL RETURN A                                               (.34)%        9.13%         39.01%        (13.05)%    4.12%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                      $ 2,276,306   $ 2,283,211   $ 1,490,666   $ 801,845   $ 969,436

Ratio of expenses to average net assets                      1.05%         1.24%         1.27%         1.52%       1.53%

Ratio of net investment income to average net assets         1.78%         .90%          1.00%         1.78%       2.19%

Portfolio turnover rate                                      49%           49%           64%           122%        132%

A TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
B EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION
93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT
PRESENTATION OF
INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY
INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER
SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
C INCLUDES AMOUNTS DISTRIBUTED FROM NET REALIZED GAINS ON
FOREIGN CURRENCY RELATED TRANSACTIONS TAXABLE AS ORDINARY INCOME.
D INCLUDES $.08 PER SHARE FROM RECOVERY OF FOREIGN TAXES
PREVIOUSLY WITHHELD ON DIVIDEND AND INTEREST PAYMENT.
E AS OF NOVEMBER 1, 1991, THE FUND DISCONTINUED THE USE OF
EQUALIZATION ACCOUNTING.
F THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO
BOOK TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL STATEMENTS).


WORLDWIDE
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value). The 3% sales charge was eliminated July 1, 1995.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                PAST 1   PAST 5   LIFE OF
OCTOBER 31 1995              YEAR     YEARS    FUND

WORLDWIDE                    0.95%    68.23%   50.56%

WORLDWIDE
 (INCL. 3% SALES CHARGE)     -2.08%   63.18%   46.05%

Morgan Stanley World Index   9.48%    64.20%   46.17%

Average Global Fund          5.18%    69.63%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years, or since the fund started on May 30, 1990. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley World index, a broad measure of the performance of stocks across the world, weighted by each country's market capitalization (or the total value of its outstanding shares). To measure how the fund's performance stacked up against its peers, you can compare it to the average global fund, which reflects the performance of 120 funds with similar objectives tracked by Lipper Analytical Services over the past 12 months. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effects of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                PAST 1   PAST 5   LIFE OF
OCTOBER 31 1995              YEAR     YEAR     FUND

WORLDWIDE                    0.95%    10.96%   7.83%

WORLDWIDE
 (INCL. 3% SALES CHARGE)     -2.08%   10.29%   7.23%

Morgan Stanley World Index   9.48%    10.43%   7.25%

Average Global Fund          5.18%    10.96%   n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
              Worldwide Fund (3World Index
     05/30/90          9700.00         10000.00
     05/31/90          9729.10         10038.61
     06/30/90          9981.30          9964.14
     07/31/90         10252.90         10051.93
     08/31/90          9098.60          9108.00
     09/30/90          8196.50          8144.51
     10/31/90          8681.50          8901.68
     11/30/90          8681.50          8752.34
     12/31/90          8631.28          8932.45
     01/31/91          8875.93          9255.96
     02/28/91          9365.23         10109.62
     03/31/91          9042.29          9808.57
     04/30/91          9130.37          9882.21
     05/31/91          9198.87         10103.10
     06/30/91          8543.21          9476.34
     07/31/91          9071.65          9920.84
     08/31/91          9208.66          9886.25
     09/30/91          9365.23         10142.44
     10/31/91          9404.38         10303.82
     11/30/91          8905.29          9851.69
     12/31/91          9311.09         10565.69
     01/31/92          9410.04         10366.97
     02/29/92          9696.99         10184.99
     03/31/92          9469.41          9702.08
     04/30/92          9884.99          9834.16
     05/31/92         10300.58         10222.20
     06/30/92          9944.36          9876.60
     07/31/92          9845.41          9898.58
     08/31/92          9706.88         10136.03
     09/30/92          9706.88         10039.86
     10/31/92          9528.77          9764.70
     11/30/92          9677.20          9936.32
     12/31/92          9889.02         10013.50
     01/31/93         10214.25         10043.98
     02/28/93         10458.17         10278.91
     03/31/93         11057.81         10871.83
     04/30/93         11332.23         11372.70
     05/31/93         11687.95         11631.78
     06/30/93         11565.99         11531.21
     07/31/93         11820.07         11765.78
     08/31/93         12562.00         12302.20
     09/30/93         12429.88         12071.96
     10/31/93         12968.54         12401.72
     11/30/93         12734.78         11697.27
     12/31/93         13503.03         12266.78
     01/31/94         14466.79         13072.98
     02/28/94         14249.16         12900.91
     03/31/94         13710.29         12341.84
     04/30/94         14186.98         12720.47
     05/31/94         14166.26         12750.32
     06/30/94         13876.09         12711.99
     07/31/94         14300.98         12950.75
     08/31/94         14539.33         13337.82
     09/30/94         14259.53         12984.42
     10/31/94         14466.79         13350.78
     11/30/94         13969.36         12768.79
     12/31/94         13902.83         12889.44
     01/31/95         13826.08         12692.88
     02/28/95         13990.55         12874.84
     03/31/95         14067.30         13492.27
     04/30/95         14418.16         13959.36
     05/31/95         14560.70         14075.61
     06/30/95         14758.06         14068.12
     07/31/95         15361.10         14768.84
     08/31/95         14977.34         14436.63
     09/30/95         15119.88         14854.00
     10/31/95         14604.55         14616.93

Let's say you invested $10,000 in Fidelity Worldwide Fund on May 30, 1990, when the fund started, and paid a 3% sales charge. By October 31, 1995, the value of your investment would have grown to $14,605 - a 46.05% increase on your initial investment. That compares to $10,000 invested in the Morgan Stanley World index, which would have grown to $14,617 over the same period
- a 46.17% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
WORLDWIDE
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Penny Dobkin, Portfolio Manager of Fidelity Worldwide
Fund
Q. PENNY, HOW HAS THE FUND PERFORMED OVER THE PAST YEAR?
A. For the 12 months ended October 31, 1995, the fund had a total return of 0.95%. The average global fund tracked by Lipper Analytical Services returned 5.18%, while the Morgan Stanley World Index had a total return of 9.48%, both for the same 12-month period.
Q. WHY DIDN'T THE FUND PERFORM AS WELL AS ITS COMPETITORS OR THE INDEX?
A. First, the fund would have performed much better with more investments in the U.S. However, I didn't believe that the U.S. market was going to outperform the rest of the world until the second half of 1995. Second, although the fund had significant investments in Finland and that market performed well, the Finnish market's performance was driven mainly by one stock, Nokia, which I didn't invest in. I didn't invest in this stock because I underestimated the growth in Nokia's cellular business. Instead, the fund held paper and forest products stocks such as Enso-Gutzeit and Repola. Although earnings for these companies came in above expectations for this year, investors felt the peak of the paper cycle will be in 1996, not 1997, so they were selling the stocks earlier this year. Another Finnish stock that disappointed was Kone, an elevator company that faced pricing competition in its business.
Q. WHAT HAS THE INTERNATIONAL STOCK MARKET ENVIRONMENT BEEN LIKE OVER THE PAST YEAR?
A. It's been very unusual. Historically, when the U.S. market performs well, there can be a corresponding run up in many markets outside of the U.S. as well. That didn't happen this year, and I haven't seen a lack of correlation like this in more than 10 years. There was no corresponding broad-based movement in foreign markets like there was in the U.S. You could characterize the markets as very narrow: strong performance in certain blue-chip, non-cyclical European stocks as well as currency gains helped some European indexes show positive results, whereas Latin American and Southeast Asian stock markets declined. Because of the lack of broad-based strength, I kept a fair amount of the fund's assets - about 20% at the end of the period - in cash and short-term investments.
Q. LOOKING AT EUROPE, WHICH SECTORS OF THE MARKET WERE IN FAVOR OVER THE
PERIOD?
A. Large capitalization stocks that were defensive in nature - those that sustain demand for their products regardless of the economic backdrop, such as insurance companies and pharmaceutical manufacturers - performed the best. Also, growth stocks such as Nokia and other companies involved with cellular or telecommunications development did well. Worldwide Fund has been geared toward economically sensitive small- or mid-cap companies, which underperformed. Specifically, in France, the property stocks underperformed because the anticipated economic recovery didn't occur. As a result, there hasn't been a reduction in vacancies or a rise in property values. In fact, values have declined for the fourth consecutive year.
Q. WHAT INVESTMENTS WERE POSITIVE CONTRIBUTORS TO PERFORMANCE?
A. A couple of initial public offerings turned in excellent performance:
SGL Carbon, which makes electrodes for the steel industry; and Bulgari, the jewelry retailer. In addition, Tab Corp., an Australian gaming company; Volker Stevin, a Dutch construction company; and Securities One, a securities broker in Thailand, also were positive contributors. By sector, Spanish banks - where the fund has had more invested than the index for a couple of years - worked well, because loan growth has turned positive and commission income related to that loan growth has accelerated. The fund also benefited from being underweighted in Japan relative to the index. At the beginning of the period, I was skeptical regarding the economic forecasts for this year. Sure enough, economic growth fell well short of expectations. My avoidance of Southeast Asian emerging markets such as Malaysia, Singapore and Indonesia helped, because they had negative returns.
Q. HOW HAVE YOU CHANGED WEIGHTINGS, INVESTMENTS OR ALLOCATIONS WITHIN THE
FUND?
A. In the U.S., I sold the fund's investments in Exxon, because I was concerned about oil prices. I also reduced holdings of Armco Steel, due to concern about steel prices. Conversely, I've added to the fund's investments in the retailing sector, including Federated Department Stores and Dillard Department Stores. In Japan, I've invested in securities brokers such as Nomura Securities, in hopes of taking advantage of increased trading volumes as the market strengthens there. I've increased holdings in Japanese department store retailers and added specialty retailers such as the do-it-yourself stores Homac and Arc Land Sakamoto. I've been selling the fund's investments in Japanese regional banks because their interest margins have peaked, and in Japanese auto parts stocks because they're getting more pricing pressure from the car companies.
Q. YOU MENTIONED THAT U.S. RETAILERS ARE A NEW FOCUS OF YOURS. THIS IS A SECTOR THAT HAS REALLY STRUGGLED. WHAT'S YOUR STRATEGY THERE?
A. I'm buying these stocks precisely because they've been beaten down. If the U.S. economy revives, I believe it will be helped by consumer spending. If I can find companies that are increasing their square footage only modestly and are cutting costs, there will be an opportunity to make money. I'm not suggesting every retailer will succeed in this way, only a select few. I like the fact that the stocks have seen sharp falls; it adds to investor discouragement and makes the stocks cheaper. In general, my investment horizon is one to two years, so if it takes some time for these stocks to rebound and perform strongly, I'm willing to wait.
Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
A. I believe the U.S. economy has to show some signs of strengthening before Europe starts to strengthen as well. Even though the U.S. and overseas stock markets haven't demonstrated their usual correlation, their economies have. As always, it's difficult to make any moves predicated on currency movements. Small-capitalization stocks are very cheap in Europe; any economic pick-up will significantly help their earnings and attract investors to this sector. This year, some of these companies performed well and some did not. Even those that showed strong earnings did not attract investor interest. This is where the money should flow when Europe starts to recover, and that's where I am positioning the fund. I don't know exactly when this will happen, but of course I hope it does over the next six months. I expect Japan to come back slowly. There, I'll be focusing on domestic stocks with enough potential earnings growth to withstand declines in the value of the yen. I'll also be trying to reduce the fund's cash and short-term investment position, but it's hard to say where those assets will go, because I still do not see any broad-based trends. I expect Mexico and Hong Kong and China will become more attractive, but those investments probably will not make up a significant part of the portfolio.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: to increase the value of the fund's shares by investing mainly in common stocks from around the world
START DATE: May 30, 1990
SIZE: as of October 31, 1995, more than
$659 million
MANAGER: Penelope Dobkin, since 1990;
manager Fidelity Europe Fund, 1986-1990;
Fidelity United Kingdom Fund, 1987-1989;
Fidelity Select Financial Services Portfolio,
1983-1986; joined Fidelity in 1980
(checkmark)
PENNY DOBKIN ON TRENDS IN
INTERNATIONAL INVESTING:
"There's very little money flowing from one region to another. Most of it is staying in the U.S. The stocks that have worked this year have been those with global businesses, such as pharmaceuticals, telecommunications and property/casualty insurance.
Most everything outside of the U.S. that is focused domestically in its business has not been appreciated by U.S. investors.
"What would change this trend? Something critical such as a currency devaluation, in France, for instance, which is possible at this time. The devaluation would help exports, and overseas investors then would find French property more attractive. At the same time, the French have worked very hard to develop a strong currency policy, and may not be willing to give it up. Either strong economic resolutions or public sector spending will help Mexico. Investors probably are looking for business owners to commit more tangible assets before financial investments follow.
"Large parts of Southeast Asia are starting to cause concern. Inflation is rising and foreign exchange reserves are dwindling in places such as Malaysia, Indonesia and Thailand. Because of these problems in Latin America and Southeast Asia, I believe Europe will be the next region to attract interest from U.S. investors. However, there has been no evidence of that thus far."
(solid bullet) Philip Morris, one of the fund's largest U.S. investments, posted solid performance on the basis of strong international sales and a positive pricing environment.
(solid bullet) Year to date, blue chip stocks in Hong Kong have performed relatively well. The manager generally focuses on those stocks just below the blue chip level.
Toward the end of the period, she has been buying property investment companies that hold rather than develop property.
(solid bullet) The fund's Canadian investments - 4% of the fund as of the end of the period - are mainly stocks with nickel or other non-ferrous metal mining businesses, such as Falconbridge, Inco and Alcan
Aluminium. The separatist referendum in Quebec had little effect on these companies, largely because they are national companies and not located in Quebec.
WORLDWIDE
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION
AS OF OCTOBER 31, 1995

France 4.0%
Canada 4.4%
Row: 1, Col: 1, Value: 35.2
Row: 1, Col: 2, Value: 3.7
Row: 1, Col: 3, Value: 3.5
Row: 1, Col: 4, Value: 12.3
Row: 1, Col: 5, Value: 10.6
Row: 1, Col: 6, Value: 13.7
Row: 1, Col: 7, Value: 6.2
Row: 1, Col: 8, Value: 6.4
Row: 1, Col: 9, Value: 4.4
Row: 1, Col: 10, Value: 4.0
Finland 6.4%
United States 35.2%
Germany 6.2%
Japan 13.7%
Spain 3.7%
Switzerland 3.5%
Netherlands 10.6
%
Other 12.3%
AS OF APRIL 30, 1995
Other 8.1%
Finland 4.6%
Row: 1, Col: 1, Value: 8.1
Row: 1, Col: 2, Value: 9.9
Row: 1, Col: 3, Value: 10.7
Row: 1, Col: 4, Value: 5.7
Row: 1, Col: 5, Value: 4.1
Row: 1, Col: 6, Value: 50.0
Row: 1, Col: 7, Value: 6.9
Row: 1, Col: 8, Value: 4.6
Germany 6.9%
Netherlands 9.9%
Japan 10.7%
Switzerland 5.7%
France 4.1%
United States 50.0%
ASSET ALLOCATION
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

Stocks                   80.3          64.1

Bonds                    0.3           0.3

Short-term investments   19.4          35.6

TOP TEN STOCKS
                                      % OF FUND'S   % OF FUND'S
                                      INVESTMENTS   INVESTMENTS
                                                    6 MONTHS AGO

Deutsche Bank AG                      1.8           0.9
(Germany, Banks)

Volker Stevin NV                      1.6           1.4
(Netherlands, Construction)

Philip Morris Companies, Inc.         1.3           0.3
(United States, Tobacco)

AKZO NV Ord.                          1.2           1.1
(Netherlands, Chemicals & Plastics)

Nomura Securities Co. Ltd.            1.2           0.8
(Japan, Securities Industry)

Allstate Corp.                        1.2           0.2
(United States, Insurance)

Iro AB                                1.1           0.0
(Sweden, Consumer Durables)

Repola OY                             1.1           0.8
(Finland, Paper & Forest Products)

Banco de Santander SA Ord. (Reg.)     1.1           0.8
(Spain, Banks)

Enso-Gutzeit OY Class R Free shares   1.1           0.8
(Finland, Paper & Forest Products)

TOP TEN MARKET SECTORS
                                   % OF FUND'S    % OF FUND'S
                                   INVESTMENTS    INVESTMENTS
                                                  6 MONTHS AGO

Finance                            16.1           14.1

Basic Industries                   12.2           10.9

Retail & Wholesale                 10.2           8.0

Durables                           9.6            6.3

Construction & Real Estate         9.1            6.3

Industrial Machinery & Equipment   5.5            4.4

Nondurables                        4.4            1.5

Utilities                          3.1            0.9

Technology                         2.6            1.9

Energy                             2.5            3.3


WORLDWIDE FUND
INVESTMENTS OCTOBER 31, 1995

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 76.1%
 SHARES VALUE (NOTE 1)
AUSTRALIA - 0.7%
QNI Ltd.   278,400 $ 533,507
Southcorp Holdings Ltd.   1,859,900  4,002,642
  4,536,149
BELGIUM - 0.5%
D'ieteren Trading SA  44,000  3,495,682
BRAZIL - 0.6%
Coteminas PN  6,100,000  1,903,276
Refrigeracao Parana SA  730,000,000  1,723,457
  3,626,733
CANADA - 4.4%
Alcan Aluminium Ltd.   70,000  2,219,226
Brascan Ltd. Class A  89,700  1,401,041
Canadian Pacific Ltd. Ord.   338,500  5,381,508
Falconbridge Ltd.   220,000  4,847,527
Falconbridge Ltd. (New)  400,000  3,756,043
Imasco Ltd.   300,000  5,355,151
Inco Ltd.   115,000  3,955,932
Methanex Corp. (a)  265,600  1,777,910
  28,694,338
CHINA (PEOPLES REP) - 0.5%
Jilin Chemical Industrial Co. Ltd.
 Class H (a)  5,750,000  1,204,843
Maanshan Iron & Steel Co. Ltd.
 Class H  12,000,000  2,188,506
  3,393,349
DENMARK - 0.6%
Tele Danmark AS Class B  37,000  1,931,142
Unidanmark AS Class A  46,000  2,114,458
  4,045,600
FINLAND - 6.4%
Enso-Gutzeit OY Class R Free shares  880,000  6,905,539
Huhtamaki Ord.   230,000  6,829,188
Kansallis-Osake-Pankki  4,032,000  3,230,503
Kemira OY  634,030  5,333,949
Kemira OY sponsored ADR (b)  168,600  2,781,900
Kone Corp. Class B Ord.   67,050  6,114,774
Repola OY  362,600  7,023,770
Valmet OY Class A  135,000  3,753,932
  41,973,555
FRANCE - 4.0%
Bail Investissement SA  31,300  5,160,573
Eramet SA  40,000  2,703,533
Klepierre SA  48,350  5,446,493
Michelin SA Cie Generale des
 Etablissements Class B  105,000  4,247,312
Renault SA Ord.   105,000  3,290,323
Renault SA Ord. (a)(b)  10,000  313,364
Unibail  57,000  5,259,293
  26,420,891
GERMANY - 3.9%
Bremer Vulkan AG (a)  118,000  3,669,045
Deutsche Bank AG  265,000  11,977,816
Karstadt AG  14,300  6,233,060
SGL Carbon AG (a)(b)  9,500  622,475
Sixt AG Units  9,770  759,461
Tarkett AG (a)  20,000  477,052
Tarkett AG (a)(b)  63,000  1,502,715
  25,241,624

 SHARES VALUE (NOTE 1)
HONG KONG - 1.8%
Amoy Properties Ltd.   3,206,000 $ 3,089,351
Great Eagle Holdings Ltd.   828,000  2,270,459
Hang Lung Development Corp.   1,226,000  2,037,704
Jardine Matheson Holdings Ltd. Ord.   407,800  2,487,580
Peregrine Investments Holdings Ltd.   1,544,000  1,967,121
  11,852,215
INDIA - 0.2%
Indian Aluminum Ltd. GDR (b)  110,550  622,397
SCICI Ltd.   235,500  246,173
SCICI Ltd. (a):
 (New)  117,750  123,775
 (rights)  117,750  -
  992,345
ITALY - 1.4%
Bulgari Spa (a)  687,003  5,948,056
De Rigo Spa sponsored ADR  1,400  28,875
Mediobanca Spa  340,000  2,269,160
Telecom Italia Ord.   706,200  1,083,765
  9,329,856
JAPAN - 13.7%
Akita Bank Ltd.   344,000  2,275,244
Alps Electric Co. Ltd.   180,000  1,851,943
Aomori Bank Ltd.   320,000  1,740,238
Arc Land Sakamoto Co. Ltd.   100,000  1,293,420
Bank of the Ryukyus Ltd.  58,900  2,135,417
Bridgestone Corp.   50,000  695,703
Daiichi Corp. Ord.   152,000  3,142,619
Daito Trust Construction  173,000  1,525,648
Daiwa Securities Co. Ltd.   425,000  4,997,305
FCC Co. Ltd.   34,000  1,049,434
Fukushima Bank Ltd.   24,000  98,770
Hankyu Department Stores, Inc.   147,000  1,814,904
Hanshin Department Store Ltd.   516,000  3,615,110
Hitachi Ltd.   295,000  3,035,128
Homac Corp.   84,000  1,506,247
Iwate Bank  35,000  1,886,238
Izumi Co. Ord.   100,000  1,900,936
Kajima Corp.   280,000  2,589,976
Kanto Auto Works Co. Ltd., Yokosuka  132,000  776,052
Kokuyo Co. Ltd.   50,000  1,077,850
Matsuya Co. Ltd.   251,000  1,256,783
Michinoku Bank  370,000  3,081,672
Ministop Co. Ltd.   107,000  2,600,167
Mitsubishi Electric Co. Ord.   250,000  1,871,540
Mori Seiki Co. Ltd. Ord.   103,000  2,038,705
NEC Corp.   86,000  1,137,622
Namura Shipbuilding Co. Ltd.   176,000  982,999
Nikko Securities Co. Ltd.  425,000  3,972,858
Nikku Sangyo Co. Ltd.  96,000  1,034,736
Nomura Securities Co. Ltd.   421,000  7,714,174
Obayashi Corp.   339,000  2,527,843
Omron Corp.   50,000  1,170,937
Paris Miki, Inc.   80,000  2,539,807
Sekisui House Ltd.   360,000  4,162,461
Shimachu  91,000  2,407,525
Shimzu Bank Ltd.   25,000  1,680,466
Tachi-S Co. Ltd.   120,000  905,394
Tokyo Nissan Auto Sales Co. Ltd.   244,000  1,494,292
Toyoda Automatic Loom Works Ltd.   122,000  1,912,694
Yamaichi Securities Co. Ltd.   539,000  2,830,866
Yamanouchi Pharmaceutical Co. Ltd.   150,000  3,351,134
  89,682,857
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
MEXICO - 1.2%
Cemex SA Class B sponsored ADR  500,000 $ 3,250,000
Empresas Ica Sociedad Controladora
 SA de CV sponsored ADR
 representing Ord. (part. certs.)  275,000  2,612,500
Grupo Financiero Bancomer SA de CV (a):
 Series L  265,911  62,015
 sponsored ADR, Series C (b)  359,000  1,839,875
  7,764,390
NETHERLANDS - 10.2%
AKZO NV Ord.   69,400  7,901,654
Ahrend Groep NV Ord. (a)  40,000  1,414,180
BAM Groep NV  50,745  3,022,258
CVG (Crown Van Gelder)  38,000  3,683,710
De Boer Winkelbedrijven NV  87,000  4,244,440
Econosto NV  285,500  3,744,440
Geveke NV (d)  215,200  5,072,192
KBB NV Ord.   63,625  4,514,984
Koninklijke PPT Nederland  108,000  3,797,757
Koninklijke PPT Nederland (b)  74,400  2,616,233
Macintosh Confectie NV  204,900  5,971,868
Samas-Groep NV  93,613  4,092,566
Vendex International NV  160,000  4,612,558
Vendex International NV (b)  46,000  1,326,110
Volker Stevin NV  165,000  10,611,101
  66,626,051
NORWAY - 0.9%
Den Norske Bank Class A Free shares  1,600,000  4,394,828
Dual Invest AS Class B (non-vtg.) (a)  221,700  1,282,017
Mosvold Shipping Ltd.  221,700  213,670
  5,890,515
PANAMA - 0.2%
McDermott (J. Ray) SA  100,000  1,512,500
PORTUGAL - 0.7%
Portugal Telecom SA sponsored ADR (a)  229,000  4,293,750
SPAIN - 3.7%
Banco Bilbao Vizcaya SA Ord. (Reg.)  129,600  3,962,361
Banco de Santander SA Ord. (Reg.)  159,587  6,959,039
Banco de Valencia SA (Reg.)  442,363  5,964,648
Banco Pastor SA  50,000  2,438,525
Banco Popular Espanol  12,800  2,034,361
Prosegur Comp Securidad SA (Reg.)  125,000  3,063,524
  24,422,458
SWEDEN - 1.5%
Iro AB (a)(b)  600,000  7,331,091
Munksjo AB  295,200  2,137,420
  9,468,511
SWITZERLAND - 3.5%
C. S. Holdings (Reg.)  20,650  2,107,699
Globus Magazine (part. certs.)  3,650  2,376,595
Kuoni Reisen Holding AG Class B (Reg.)  900  1,433,348
Merkur Holdings AG Ord. (Reg.)  4,000  890,453
SIG AG (Reg.)  1,800  1,916,410
Swiss Bank Corp. (Reg.)  12,257  2,510,178
Swisslog Holding AG (Reg)  14,150  4,233,172
Von Moos Holdings AG Ord. (a)(d)   34,000  3,290,805
Winterthur Schweizerische
 Versicherungs-Gesellschaft (Reg.)   6,450  4,239,463
  22,998,123

 SHARES VALUE (NOTE 1)
THAILAND - 0.2%
Securities One PCL:
 (For. Reg.)  148,000 $ 1,329,148
 (warrants) (a)  24,666  -
  1,329,148
UNITED STATES OF AMERICA - 15.3%
Allstate Corp.   209,394  7,695,230
Alumax, Inc. (a)  77,300  2,280,350
Aluminum Co. of America  30,000  1,530,000
Amerada Hess Corp.   92,700  4,183,088
Anadarko Petroleum Corp.   45,000  1,951,875
Armco, Inc. (a)  210,400  1,288,700
BJ Services Co. (a)  50,239  1,180,617
Baker (J.), Inc.   151,000  868,250
Burlington Industries, Inc. (a)  256,000  2,848,000
Burlington Resources, Inc.   40,000  1,440,000
Chemical Banking Corp.   65,000  3,696,875
DST Systems, Inc.   3,000  63,000
Dayton Hudson Corp.   40,900  2,811,875
Dillard Department Stores, Inc. Class A  110,000  2,983,750
Exide Corp.   59,600  2,614,950
Federated Department Stores, Inc. (a)  115,000  2,918,125
Helmerich & Payne, Inc.   32,000  828,000
Interco, Inc.   300,000  2,212,500
International Business Machines Corp.   61,700  6,000,325
Kaiser Aluminum Corp. (a)   100  1,125
Kerr-McGee Corp.   66,600  3,671,325
Lafarge Corp.   52,336  915,880
Liz Claiborne, Inc.   125,000  3,546,875
Lo Jack Corp. (a)  150,000  2,325,000
Mohawk Industries, Inc. (a)  19,500  292,500
OM Group, Inc.   90,000  2,610,000
Philip Morris Companies, Inc.   98,000  8,281,000
President Riverboat Casinos, Inc.  (a)  89,000  272,563
RJR Nabisco Holdings Corp.   138,740  4,266,255
Reading & Bates Corp. (a)  51,700  594,550
Reynolds Metals Co.   102,100  5,143,288
Schering-Plough Corp.   69,000  3,700,125
Sears, Roebuck & Co.   175,500  5,967,000
Station Casinos, Inc. (a)   129,900  1,688,700
Sundstrand Corp.   12,000  735,000
Tuboscope Vetco Corp. (a)  151,000  887,125
Union Planters Corp.   54,198  1,659,814
Unisys Corp. (a)   105,000  590,625
Wang Laboratories, Inc. (a)  14,800  246,050
Westpoint Stevens, Inc. Class A  95,400  2,015,325
Wolverine Tube, Inc. (a)  26,000  926,250
  99,731,885
TOTAL COMMON STOCKS
 (Cost $477,990,015)   497,322,525
PREFERRED STOCKS - 4.2%
CONVERTIBLE PREFERRED STOCKS - 0.9%
NETHERLANDS - 0.4%
Samas-Groep NV  59,306  2,761,827
UNITED STATES OF AMERICA - 0.5%
Reynolds Metals Co. $3.31  21,500  1,075,000
Unisys Corp., Series A, $3.75  76,600  2,106,500
  3,181,500
TOTAL CONVERTIBLE PREFERRED STOCKS   5,943,327
PREFERRED STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
NONCONVERTIBLE PREFERRED STOCKS - 3.3%
GERMANY - 2.3%
BMW AG   8,563 $ 3,233,959
Escada AG (non-vtg.)  26,000  4,688,177
FAG Kugelfischer Georg Schaef (a)  43,000  5,555,674
Schwabengarage AG   9,692  1,892,095
  15,369,905
ITALY - 1.0%
Telecom Italia Mobile SA de Risp (a)  2,900,000  3,200,253
Telecom Italia Risp   2,600,000  3,057,088
  6,257,341
TOTAL NONCONVERTIBLE PREFERRED STOCKS   21,627,246
TOTAL PREFERRED STOCKS
 (Cost $27,508,293)   27,570,573
GOVERNMENT OBLIGATIONS (E) - 0.3%
 MOODY'S RATINGS PRINCIPAL VALUE (NOTE 1)
 (UNAUDITED) AMOUNT (C)
MEXICO - 0.3%
Mexican Government
 Cetes 0%, 1/11/96
 (Cost $2,496,877) A-1 MXN 15,000,000  1,939,026
REPURCHASE AGREEMENTS - 19.4%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a
 joint trading account at 5.88%,
 dated 10/31/95 due 11/1/95 $ 126,841,714  126,821,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $634,816,185)   $653,653,124
CURRENCY ABBREVIATIONS
MXN - Mexican peso
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $18,956,160 or 2.9% of net assets.
3. Principal amount is stated in United States dollars unless otherwise noted.
4. A company in which the fund has ownership of at least 5% of the voting securities is a affiliated company. A summary of the transactions during the period in which the issuers were affiliates is a follows:
 PURCHASES SALES DIVIDEND MARKET
AFFILIATE COST COST INCOME VALUE
Econosto NV   $ - $ 484,998 $ - $ -
Geveke NV   546,214  486,352  148,909  5,072,192
Von Moos Holdings AG Ord.   44,619  -  -  3,290,805
TOTALS  $ 590,833 $ 971,350 $ 148,909 $ 8,362,997
5. Some foreign government obligations have not been individually rated by S&P or Moody's. The ratings listed are assigned to securities by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.
6. Standard & Poor's Corporation credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $373,824,081 and $350,086,310, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $113,175 for the period (see Note 4 of Notes to Financial Statements).
INCOME TAX INFORMATION
At October 31, 1995, the aggregate cost of investment securities for income tax purposes was $635,152,430. Net unrealized appreciation aggregated $18,500,694, of which $54,347,832 related to appreciated investment securities and $35,847,138 related to depreciated investment securities. The fund hereby designates $55,000 as a capital gain dividend for the purpose of the dividend paid deduction.
For the period, interest and dividends from foreign countries were $10,585,709 or $0.21 per share. Taxes accrued or paid to foreign countries were $1,775,578 or $0.04 per share.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
Aerospace & Defense   0.8%
Basic Industries   12.2
Conglomerates   0.2
Construction & Real Estate   9.1
Durables    9.6
Energy    2.5
Finance   16.1
Government Obligations    0.3
Health   1.1
Holding  Companies   0.4
Industrial Machinery & Equipment   5.5
Media & Leisure   0.5
Nondurables   4.4
Repurchase Agreements   19.4
Retail & Wholesale   10.2
Services   0.9
Technology   2.6
Transportation   1.1
Utilities   3.1
    100.0%
WORLDWIDE
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 OCTOBER 31, 1995

ASSETS

Investment in securities, at value (including repurchase agreements of $126,821,000) (cost $634,816,185) -          $ 653,653,124
See accompanying schedule

Cash                                                                                                                 1,630,276

Receivable for investments sold                                                                                      8,502,401

Receivable for fund shares sold                                                                                      994,108

Dividends receivable                                                                                                 1,122,930

 TOTAL ASSETS                                                                                                        665,902,839

LIABILITIES

Payable for investments purchased                                                                     $ 2,527,816

Payable for fund shares redeemed                                                                       3,563,742

Accrued management fee                                                                                 428,380

Other payables and accrued expenses                                                                    337,678

 TOTAL LIABILITIES                                                                                                   6,857,616

NET ASSETS                                                                                                          $ 659,045,223

Net Assets consist of:

Paid in capital                                                                                                     $ 635,178,185

Undistributed net investment income                                                                                 5,414,914

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                  (400,880
                                                                                                                    )

Net unrealized appreciation (depreciation) on investments                                                            18,853,004
and assets and liabilities in
foreign currencies

NET ASSETS, for 49,486,663 shares outstanding                                                                       $ 659,045,223

NET ASSET VALUE, offering price                                                                                      $13.32
and redemption price per share ($659,045,223 (divided by) 49,486,663 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1995

INVESTMENT INCOME                                                                $ 12,157,939
Dividends (including $148,909 received from affiliated issuers)

Interest                                                                          12,218,898

                                                                                  24,376,837

Less foreign taxes withheld                                                       (1,775,578
                                                                                 )

 TOTAL INCOME                                                                     22,601,259

EXPENSES

Management fee                                                     $ 5,378,156

Transfer agent fees                                                 2,049,803

Accounting fees and expenses                                        362,793

Non-interested trustees' compensation                               3,614

Custodian fees and expenses                                         251,852

Registration fees                                                   41,643

Audit                                                               53,629

Legal                                                               36,325

Miscellaneous                                                       5,825

 Total expenses before reductions                                   8,183,640

 Expense reductions                                                 (8,702        8,174,938
                                                                   )

NET INVESTMENT INCOME                                                             14,426,321

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including                                   (299,395
 realized gain of $94,931 on sales                                 )
 of investments in affiliated issuers)

 Foreign currency transactions                                      (4,154,724    (4,454,119
                                                                   )             )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              (4,955,296
                                                                   )

 Assets and liabilities in                                          1,299,238     (3,656,058
 foreign currencies                                                              )

NET GAIN (LOSS)                                                                   (8,110,177
                                                                                 )

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 6,316,144

OTHER INFORMATION

Accounting fees paid to FSC                                                       $360,752


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED    YEAR ENDED
                                    OCTOBER 31,   OCTOBER 31,
                                    1995          1994




Operations                                                                                       $ 14,426,321     $ 7,442,789
Net investment income

 Net realized gain (loss)                                                                         (4,454,119)      40,932,054

 Change in net unrealized appreciation (depreciation)                                             (3,656,058)      (4,684,006)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                   6,316,144        43,690,837

Distributions to shareholders                                                                      (8,330,247)      (2,354,702)
From net investment income

 From net realized gain                                                                            (29,879,122)     (3,532,293)

 TOTAL DISTRIBUTIONS                                                                               (38,209,369)     (5,886,995)

Share transactions                                                                                 526,107,715      948,710,537
Net proceeds from sales of shares

 Reinvestment of distributions                                                                     37,492,418       5,746,798

 Cost of shares redeemed                                                                           (621,399,865)    (530,801,158)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                           (57,799,732)     423,656,177

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                          (89,692,957)     461,460,019

NET ASSETS

 Beginning of period                                                                               748,738,180      287,278,161

 End of period (including undistributed net investment income of $5,414,914 and $5,498,260,
respectively)                                                                                     $ 659,045,223    $ 748,738,180

OTHER INFORMATION
Shares

 Sold                                                                                              39,931,110       69,814,518

 Issued in reinvestment of distributions                                                           2,980,274        451,414

 Redeemed                                                                                          (47,075,996)     (39,135,881)

 Net increase (decrease)                                                                           (4,164,612)      31,130,051



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          YEARS ENDED OCTOBER 31,

SELECTED PER-SHARE DATA   1995                      1994 B   1993   1992   1991




Net asset value, beginning of period                           $ 13.96     $ 12.76     $ 9.63      $ 9.61      $ 8.95

Income from Investment Operations

 Net investment income                                         .17         .08         .11         .20         .21

 Net realized and unrealized gain (loss)                       (.08)       1.37        3.28        (.08)       .53

 Total from investment operations                              .09         1.45        3.39        .12         .74

Less Distributions                                             (.16) E     (.10)       (.24)       (.10)       (.08)
From net investment income

 From net realized gain                                        (.57) E     (.15)       (.02) D     -           -

 Total distributions                                           (.73)       (.25)       (.26)       (.10)       (.08)

Net asset value, end of period                                 $ 13.32     $ 13.96     $ 12.76     $ 9.63      $ 9.61

TOTAL RETURN A, C                                              .95%        11.55%      36.10%      1.32%       8.33%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                        $ 659,045   $ 748,738   $ 287,278   $ 103,627   $ 105,029

Ratio of expenses to average net assets                        1.17%       1.32%       1.40%       1.51%       1.69%

Ratio of expenses to average net assets after expense
reductions                                                     1.16%       1.32%       1.40%       1.51%       1.69%

Ratio of net investment income to average net assets           2.05%       1.40%       1.99%       2.02%       2.19%

Portfolio turnover rate                                        70%         69%         57%         130%        129%

A TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
B EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION
93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT
PRESENTATION OF
INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY
INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE
MAY REFLECT CERTAIN
RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIOD SHOWN (SEE NOTE 7 OF NOTES TO
FINANCIAL STATEMENTS).
D INCLUDES AMOUNTS DISTRIBUTED FROM NET REALIZED GAINS ON FOREIGN
CURRENCY RELATED TRANSACTIONS TAXABLE AS ORDINARY INCOME.
E THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO
BOOK TO TAX DIFFERENCES (SEE NOTE 1 OF NOTES TO FINANCIAL STATEMENTS).


NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1995


a SIGNIFICANT ACCOUNTING POLICIES.
Fidelity International Growth & Income Fund, Fidelity Diversified International Fund, Fidelity International Value Fund, Fidelity Overseas Fund and Fidelity Worldwide Fund (the funds) are funds of Fidelity Investment Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. The following summarizes the significant accounting policies of the funds:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities, including restricted securities, for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities maturing within sixty days of their purchase date are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year. Each fund may be subject to foreign taxes on income, gains on investments or currency repatriation. Each fund accrues such taxes as applicable based upon its current interpretation of the tax rules and regulations that exist in markets in which it invests. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations. Certain funds also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
b OPERATING POLICIES.
FORWARD FOREIGN CURRENCY CONTRACTS. The funds may use foreign currency contracts to facilitate transactions in foreign securities and to manage the funds' currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the funds' investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.
2. OPERATING POLICIES - CONTINUED
FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED
The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are offset and any realized gain (loss) is recognized on the date of offset; otherwise, gain (loss) is recognized on settlement date.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase, and are collateralized by U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The funds, through their custodian, receive delivery of the underlying securities, whose market value is required to be at least 102% of the resale price at the time of purchase. FMR is responsible for determining that the value of these underlying securities remains at least equal to the resale price.
FUTURES CONTRACTS AND OPTIONS. The funds may use futures and options contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Buying futures, writing puts, and buying calls tend to increase the funds' exposure to the underlying instrument. Selling futures, buying puts, and writing calls tend to decrease the funds' exposure to the underlying instrument, or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end, is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.
RESTRICTED SECURITIES. The funds are permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted securities (excluding 144A issues) at the end of the period are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments.
c PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities) and the market value of future contracts opened and closed is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
d FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As each fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2700% to .5200% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is
 .45% for each fund.
The basic fee for Diversified International and Overseas is subject to a performance adjustment (up to a maximum of (plus/minus) .20%) based on each fund's investment performance as compared to the appropriate index over a specified period of time.
For the period, each fund's management fee was equivalent to the following annualized rates expressed as a percentage of average net assets after the performance adjustment, if applicable:
Diversified International, Overseas  .69%
International Growth & Income,
 International Value, Worldwide  .77%
SUB-ADVISER FEE. FMR, on behalf of the funds, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research Far East Inc., Fidelity International Investment Advisors (FIIA), and Fidelity Investment Japan Ltd. In add- ition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIAL U.K. a fee based on costs incurred for either service.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SALES LOAD. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the funds. FDC was paid a 3% sales charge on sales of shares of each fund, except for International Growth & Income which is a no-load fund. The sales charge for Diversified International, International Value, Overseas and Worldwide had been waived through June 30, 1995. Effective July 1, 1995, Diversified International, International Value, Overseas and Worldwide became no-load funds.
Shares of International Growth & Income purchased before
October 12, 1990 are subject to a 1% deferred sales charge upon redemption.
The amount received by FDC for sales charges and deferred sales charges are shown under the caption "Other Information" on each applicable fund's Statement of Operations.
TRANSFER AGENT FEE. Fidelity Service Co. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. During the period November 1, 1994 to December 31, 1994, FSC received fees based on the type, size, number of accounts and the number of transactions made by shareholders. Effective January 1, 1995, the Board of Trustees approved a revised transfer agent contract pursuant to which FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements.
ACCOUNTING FEE. FSC maintains the funds' accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses. The accounting and pricing fees paid to FSC are shown under the caption "Other Information" on each fund's Statement of Operations. BROKERAGE COMMISSIONS. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments.
e TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Information regarding affiliated companies is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
f BANK BORROWINGS.
Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, each fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balances during the periods for which loans were outstanding are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments. g EXPENSE REDUCTIONS.
FMR directed certain portfolio trades to brokers who paid a portion of certain funds' expenses. For the period, the expenses of Diversified International, International Growth & Income and Worldwide were reduced by $35,327, $3,915, and $8,702, respectively, under this arrangement.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Investment Trust and the Shareholders of :
 Fidelity International Growth & Income Fund,
 Fidelity Diversified International Fund,
 Fidelity International Value Fund,
 Fidelity Overseas Fund,
 and Fidelity Worldwide Fund:
We have audited the accompanying statements of assets and liabilities of Fidelity Investment Trust: Fidelity International Growth & Income Fund, Fidelity Diversified International Fund, Fidelity International Value Fund, Fidelity Overseas Fund, and Fidelity Worldwide Fund, including the schedules of portfolio investments, as of October 31, 1995, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Investment Trust: Fidelity International Growth & Income Fund, Fidelity Diversified International Fund, Fidelity International Value Fund, Fidelity Overseas Fund, and Fidelity Worldwide Fund as of October 31, 1995, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
December 20, 1995